                                                                     EXHIBIT 4.3

                                                                [CONFORMED COPY]


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                TRUST INDENTURE, MORTGAGE, ASSIGNMENT OF LEASE,
                            AND SECURITY AGREEMENT

                                     among

                      FLEET NATIONAL BANK OF CONNECTICUT,
                             not in its individual
                              capacity, except to
                             the extent expressly
                               set forth herein,
                    but solely as Corporate Owner Trustee,

                              MICHAEL M. HOPKINS,
                             not in his individual
                              capacity, except to
                             the extent expressly
                               set forth herein,
                    but solely as Individual Owner Trustee,

              FIRST SECURITY BANK OF UTAH, NATIONAL ASSOCIATION,
                             not in its individual
                              capacity, except to
                             the extent expressly
                               set forth herein,
                   but solely as Corporate Indenture Trustee

                                      and

                                 VAL T. ORTON,
                             not in his individual
                              capacity, except to
                             the extent expressly
                               set forth herein,
                  but solely as Individual Indenture Trustee

                         Dated as of December 12, 1995



                Sale and Leaseback of an Undivided Interest in
                         Oil and Gas Production System


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

                               TABLE OF CONTENTS
                               -----------------

                                                                    Page
ARTICLE I

                                  DEFINITIONS.......................   5

     SECTION 1.01.  Definitions.....................................   5

ARTICLE II

                    THE SECURED NOTES...............................   5

     SECTION 2.01.  Secured Notes...................................   5
     SECTION 2.02.  Payments from Indenture Estate
          Only......................................................   9
     SECTION 2.03.  Method of Payment...............................  10
     SECTION 2.04.  Note Register...................................  11
     SECTION 2.05.  Registered Owners...............................  11
     SECTION 2.06.  Transfer, Exchange and Replacement
          of Notes..................................................  11
     SECTION 2.07.  New Notes; Payment of Expenses..................  13
     SECTION 2.08.  Additional Notes................................  13
     SECTION 2.09.  Termination of Interest in
          Indenture Estate..........................................  17
     SECTION 2.10.  Equally and Ratably Secured.....................  17

ARTICLE III

                           REDEMPTION AND REFUNDING.................  17


     SECTION 3.01.  Generally.......................................  17
     SECTION 3.02.  Mandatory Redemption............................  17
     SECTION 3.03.  [Intentionally Omitted].........................  20
     SECTION 3.04.  Assumption of Obligations of the
          Owner Trustee by the Lessee...............................  20
     SECTION 3.05.  Refunding.......................................  22
     SECTION 3.06.  Owner Trustee's and Owner
          Participant's Option to Redeem or Purchase
          Secured Notes.............................................  23
     SECTION 3.07.  Deposited Redemption or Purchase
          Moneys....................................................  25
     SECTION 3.08.  Acquisition of Secured Notes....................  25
     SECTION 3.09.  Condition to Redemption and
          Refunding.................................................  25
     SECTION 3.10.  Notice of Certain Redemption....................  25

ARTICLE IV

                     RECEIPT, DISTRIBUTION AND APPLICATION
                      OF INCOME FROM THE INDENTURE ESTATE...........  26

     SECTION 4.01.  Basic Rent Distribution......................  26
     SECTION 4.02.  Certain Distributions........................  28
     SECTION 4.03.  Distribution After Indenture Event
          of Default.............................................  29
     SECTION 4.04.  Application of Payments on Secured
          Notes..................................................  30
     SECTION 4.05.  Applications of Payments According
          to Applicable Operative Document Provisions............  31
     SECTION 4.06.  Amounts Received for Which No
          Provision Is Made......................................  32
     SECTION 4.07.  Payment Procedures...........................  32

ARTICLE V

                COVENANTS OF OWNER TRUSTEE; CERTAIN AGREEMENTS;
          INDENTURE EVENTS OF DEFAULT; REMEDIES OF INDENTURE TRUSTEE


     SECTION 5.01.  Covenants of Owner Trustee;
          Certain Agreements.....................................  32
     SECTION 5.02.  Indenture Events of Default..................  35
     SECTION 5.03.  Certain Rights...............................  37
     SECTION 5.04.  Remedies.....................................  39
     SECTION 5.05.  Suit; Possession; Title; Sale of
          Indenture Estate.......................................  41
     SECTION 5.06.  Remedies Cumulative..........................  45
     SECTION 5.07.  Discontinuance of Proceedings................  45
     SECTION 5.08.  Waiver of Past Defaults......................  46
     SECTION 5.09.  No Action Contrary to Lessee's
          Rights Under the Lease.................................  46
     SECTION 5.10.  Rights of Holders of Secured
          Notes..................................................  46
     SECTION 5.11.  Limitation on Suits by Holders...............  47

ARTICLE VI

                        DUTIES OF THE INDENTURE TRUSTEE..........  47


     SECTION 6.01.  Certain Actions..............................  47
     SECTION 6.02.  Action Upon Instructions.....................  48
     SECTION 6.03.  Release of Lien of Indenture.................  48
     SECTION 6.04.  Indemnification..............................  49
     SECTION 6.05.  No Implied Duties............................  50
     SECTION 6.06.  Duties to Remove Certain Liens...............  50
     SECTION 6.07.  No Action Except Under Operative
          Documents or Instructions..............................  50
     SECTION 6.08.  Certain Rights of the Owner
          Trustee and the Owner Participant......................  51
     SECTION 6.09.  Filing of Financing and
          Continuation Statements................................  52
     SECTION 6.10.  Furnishing of Notices........................  52
     SECTION 6.11.  Taxes; Withholding; Information
          Reporting..............................................  52

ARTICLE VII

                  THE INDENTURE TRUSTEE AND THE OWNER TRUSTEE....  53

     SECTION 7.01.  Acceptance of Trusts and Duties..............  53
     SECTION 7.02.  Absence of Duties Except as
          Specified..............................................  53
     SECTION 7.03.  No Representations or Warranties.............  53
     SECTION 7.04.  No Segregation of Moneys; No
      Interest; Investments......................................  54
     SECTION 7.05.  Reliance; Agents; Advice of
          Counsel................................................  55
     SECTION 7.06.  No Compensation from Holders or
      Indenture Estate...........................................  56
     SECTION 7.07.  Right of the Indenture Trustee to
          Perform Covenants, Etc.................................  56
     SECTION 7.08.  Moneys for Payments in Respect of
          Notes to be Held in Trust..............................  56
     SECTION 7.09.  Disposition of Moneys Held for
          Payments of Notes......................................  56

                                 ARTICLE VIII

                 SUCCESSOR TRUSTEES AND ADDITIONAL TRUSTEES......  57

     SECTION 8.01.  Notice of Successor Owner
          Trustees...............................................  57
     SECTION 8.02.  Resignation of Indenture Trustee;
          Appointment of Successor...............................  57
     SECTION 8.03.  Co-Trustees and Separate Trustees............  59

ARTICLE IX
                      SUPPLEMENTS AND AMENDMENTS TO THIS
                         INDENTURE AND OTHER DOCUMENTS...........  62

     SECTION 9.01.  Indenture Supplements Without
          Consent of Holders.....................................  62
     SECTION 9.02.  Supplements and Amendments to
          Indenture with Consent of Holders of Notes.............  63
     SECTION 9.03.  Execution of Indenture Supplement,
          Amendments, Etc........................................  68
     SECTION 9.04.  Effect of Indenture Supplement...............  69
     SECTION 9.05.  Reference in Secured Notes to
          Indenture Supplements..................................  69
     SECTION 9.06.  Notices of Indenture Supplements
          and Amendments, Etc....................................  69
     SECTION 9.07.  Lessee Rights................................  69

ARTICLE X

                                 MISCELLANEOUS...................  70

     SECTION 10.01. Termination of Indenture.....................  70
     SECTION 10.02. No Legal Title to Indenture Estate
          in Holders.............................................  70
     SECTION 10.03. Power of Attorney............................  70

     SECTION 10.04. Regarding the Owner Trustee..................  71
     SECTION 10.05. Notices......................................  72
     SECTION 10.06. Severability of Provisions...................  72
     SECTION 10.07. No Oral Modification or
          Continuing Waivers.....................................  72
     SECTION 10.08. Successors and Assigns.......................  72
     SECTION 10.09. Headings; Table of Contents..................  73
     SECTION 10.10. Normal Commercial Relations..................  73
     SECTION 10.11. Governing Law................................  73
     SECTION 10.12. Execution....................................  73
     SECTION 10.13. Security Agreement...........................  73
     SECTION 10.14. Benefits of Indenture........................  73
     SECTION 10.15. Personal Property............................  74
     SECTION 10.16. Individual Indenture Trustee.................  74
     SECTION 10.17. Special Louisiana Provisions.................  74

Appendix A . . . . . . Definitions

Schedule 1 . . . . . . Description of Undivided Interest
Schedule 2 . . . . . . Resolution

Exhibit A. . . . . . . Form of Secured Notes
Exhibit B. . . . . . . Maturity Dates, etc.
Exhibit C. . . . . . . Relevant Amendment
Exhibit D. . . . . . . Form of Indenture Supplement
Exhibit E. . . . . . . Form of Relevant Date Supplement
Exhibit F. . . . . . . Form of Guaranty

                TRUST INDENTURE, MORTGAGE, ASSIGNMENT OF LEASE,
                            AND SECURITY AGREEMENT
               ------------------------------------------------

          BE IT KNOWN, that on the date hereinafter set forth, before me, the undersigned Notary Public, duly commissioned and qualified in and for the State of New York, and in the presence of the undersigned, competent witnesses, personally came and appeared: FLEET NATIONAL BANK OF CONNECTICUT, a national banking association, not in its individual capacity, except as expressly provided herein, but solely as Corporate Owner Trustee under the Trust Agreement (the "Corporate Owner Trustee") represented herein by its undersigned Michael M.
      -----------------------
Hopkins, appearing herein by resolution of its Board of Directors, a certified copy of which is annexed hereto as Schedule 2, MICHAEL M. HOPKINS, an individual, not in his individual capacity, except as expressly provided herein, but solely as Individual Owner Trustee under the Trust Agreement (the "Individual Owner Trustee"; together with the Corporate Owner Trustee, the
- -------------------------
"Owner Trustee"), FIRST SECURITY BANK OF UTAH, NATIONAL ASSOCIATION, a national
- --------------
banking association, not in its individual capacity, except as expressly provided herein, but solely as Corporate Indenture Trustee (the "Corporate
                                                                 ---------
Indenture Trustee"), and VAL T. ORTON, an individual, not in his individual
- -----------------
capacity, except as expressly provided herein, but solely as Individual Indenture Trustee (the "Individual Indenture Trustee"; together with the
                        ----------------------------
Corporate Indenture Trustee, the "Indenture Trustee")  who each being duly
                                  -----------------
sworn, did declare and say as follows:


                                  WITNESSETH:
                                  ----------

          WHEREAS, the Owner Participant, Hopkins and the Trust Company have heretofore entered into the Trust Agreement, whereby, among other things, Hopkins and the Trust Company each in its or his capacity as Owner Trustee thereunder has declared a certain trust for the use and benefit of the Owner Participant, subject, however, to the Lien of this Indenture, and the Owner Trustee is authorized and directed to execute and deliver this Indenture;

          WHEREAS, the Owner Trustee, desires by this Indenture, to provide among other things (i) for the issuance by the Owner Trustee to each Pass Through Trustee the Series 1995 A Secured Notes specified in Exhibit B-2 hereto upon payment by such Pass Through Trustee of the principal amount of such series 1995 A Secured Notes. Percentage of Lessor's Cost, (ii) for the assignment, mortgage and pledge by the Owner Trustee to the Indenture Trustee, as part of the Indenture Estate thereunder, among other things, of all of the right, title and interest of the Owner Trustee, other than Excepted Payments, in, to and under, as the case may be, the Undivided Interest, the Lease, the Guaranty, the Bill of Sale, and all payments and other amounts received thereunder, other than Excepted

Payments, in accordance with the terms thereof, as security for, among other things, the Owner Trustee's obligations to the Indenture Trustee, the Loan Participants and the other Holders and for the benefit and security of the Loan Participants and such Holders;

          WHEREAS, all things have been done to make the Secured Notes, when executed by the Owner Trustee and authenticated, issued and delivered hereunder, the legal, valid, binding and enforceable obligations of the Owner Trustee in accordance with their terms; and

          WHEREAS, all things necessary to make this Indenture the legal, valid, binding and enforceable obligation of the Owner Trustee, for the uses and purposes herein set forth, in accordance with its terms, have been done and performed and have happened, and the Indenture Trustee has duly accepted the trust created hereby and as evidence thereof has joined in the execution hereof;

          NOW, THEREFORE, THIS TRUST INDENTURE, MORTGAGE, ASSIGNMENT OF LEASE AND SECURITY AGREEMENT, WITNESSETH, that, to secure (i) the prompt payment when and as due and payable of the principal of, Make-Whole Amount, if any, and interest on all the Secured Notes from time to time Outstanding hereunder and of all other amounts payable to the Holders (whether as Holders or Loan Participants) hereunder, under the Secured Notes and under the other Operative Documents (other than the Tax Indemnity Agreement), (ii) the performance and observance by the Owner Trustee of all the provisions, covenants and agreements for the benefit of the Indenture Trustee or the Holders herein, in the Participation Agreement, in the Secured Notes and in the other Operative Documents (other than the Tax Indemnity Agreement), and (iii) the performance and observance by the Owner Participant of its covenants and agreements in the Operative Documents (other than the Tax Indemnity Agreement) contained (the obligations described in the above clauses (i), (ii) and (iii) collectively, the "Indenture Indebtedness"), and for the uses and purposes and subject to the
 ----------------------
terms and provisions hereof, and in consideration of the premises and of the covenants herein contained and of the acceptance of the Secured Notes by the Holders thereof:


                                GRANTING CLAUSE
                                ---------------

          The Owner Trustee, for valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and in order to secure the payment and performance of the Indenture Indebtedness, hereby presently irrevocably mortgages, hypothecates, and pledges unto the Indenture Trustee and creates a security interest to and for the benefit of the Corporate Indenture Trustee or, to the extent set forth in Section 8.03 below, the Individual Indenture Trustee, in all of the right, title and interest of the Owner Trustee in and to the following property, rights and privileges, other than Excepted Payments, now owned or in the future acquired by the Owner Trustee or in which the Owner Trustee now has or may in the future acquire any estate, right, title or interest (which collectively, excluding Excepted Payments but including all property hereafter subjected to the Lien of this Indenture, shall constitute the "Indenture Estate"), to wit:
                                                  ----------------

          (a) the Undivided Interest (which is described in Schedule 1), including without limitation the Lessor's Share of any Component or Replacement Component or Modification to the Production System which, pursuant to the terms of the Lease, are the property of the Owner Trustee;

          (b) the Bill of Sale, and all rights, powers and remedies of the Owner Trustee pursuant thereto, whether arising thereunder or by statute, at law, in equity or otherwise;

          (c) the Lease including without limitation, (i) all amounts of Rent, insurance proceeds and requisition, indemnity or other payments of any kind for or with respect to any asset leased or subleased thereunder, (ii) all right of the Owner Trustee to exercise any election or option, or to give any notice, consent, waiver or approval under or in respect of the Lease, or to accept any surrender or enter into any modification thereof, as the case may be, and (iii) all rights, powers and remedies of the Owner Trustee pursuant to the Lease, whether arising thereunder or by statute, at law, in equity or otherwise, including, without limitation, the right to possession of any asset demised thereunder;

          (d)  The Agency and Support Agreement, including without limitation
     (i) all amounts payable thereunder, (ii) all right of the Owner Trustee to exercise any election or option, or to give any notice, consent, waiver or approval under or in respect of the Agency and Support Agreement, or to accept any surrender or enter into any modification thereof, as the case may be, and (iii) all rights, powers and remedies of the Owner Trustee pursuant to the Agency and Support Agreement, whether arising thereunder or by statute, at law, in equity or otherwise;

          (e) The Guaranty, including without limitation (i) all amounts payable thereunder,

     (ii) all right of the Owner Trustee to exercise any election or option, or to give any notice, consent, waiver or approval under or in respect of the Guaranty, or to accept any surrender or enter into any modification thereof, as the case may be, and (iii) all rights, powers and remedies of the Owner Trustee pursuant to the Guaranty, whether arising thereunder or by statute, at law, in equity or otherwise;

          (g) all moneys and securities now or hereafter paid or deposited or required to be paid or deposited to or with the Indenture Trustee pursuant to any term of any Operative Document, and held or required to be held by the Indenture Trustee hereunder;

          (h) to the extent assignable, any and all permits, certificates, approvals and authorizations, however characterized, issued or in any way furnished in connection with the Undivided Interest, whether necessary or not for the operation and use of the Undivided Interest;

          (i) all the tolls, rents, issues, profits, products, revenues and other income of the property subjected or required to be subjected to the Lien of this Indenture; and

          (j) all rights or property which may be received upon the exercise of any remedy or option contained in any of the above-described instruments and all proceeds in whatever form of all or any part of any of the foregoing;

          EXCLUDING, HOWEVER, from the foregoing grant, and thereby from the Lien of this Indenture and from the Indenture Estate, any and all Excepted Payments; and

          SUBJECT to the rights of the Owner Trustee and the Owner Participant hereunder;

          TO HAVE AND TO HOLD the aforesaid property unto the Corporate Indenture Trustee, or the Individual Indenture Trustee, as the case may be, its or his successors and assigns, for the benefit and security of the Holders, without any priority of any one Secured Note over any other, and for the uses and purposes and subject to the terms and conditions set forth in this Indenture. This Indenture is a mortgage given to secure the payment of the Indenture Indebtedness and this Indenture is also intended to operate as, among other things, a security agreement and an assignment of leases and rents.

          It is expressly agreed that anything contained in this Indenture to the contrary notwithstanding, the Owner Trustee shall remain liable under the Lease and the other Operative Documents to perform all of the obligations of the Owner Trustee thereunder, all in accordance with and pursuant to the terms and provisions of each thereof, and the Holders and, except as expressly provided herein, the Indenture Trustee shall have no obligation or liability under any Operative Document by reason of or arising out of this Indenture. None of the Indenture Trustee or any Holder shall be required or obligated in any manner to perform or fulfill any obligation of the Owner Trustee under or pursuant to any Operative Document or, except as herein expressly provided, to make any payment, or to make any inquiry as to the nature or sufficiency of any payment received by them, or to present or file any claim, or to take any action to collect or enforce the payment of any amounts which may have been assigned to them or to which they may be entitled at any time.

          Accordingly, the Owner Trustee and the Indenture Trustee hereby agree for themselves and for the benefit and security of the Holders as follows:


                                   ARTICLE I

                                  DEFINITIONS

          SECTION 1.01.  Definitions.  Unless otherwise defined herein, for the
                         -----------
purposes hereof, capitalized terms used herein and not otherwise defined shall have the meanings assigned to them in Appendix A. References in this Indenture to Sections, subsections, paragraphs, Schedules, Appendices and Exhibits are to Sections, subsections and paragraphs in, and Schedules, Appendices and Exhibits to, this Indenture unless otherwise indicated.


                                   ARTICLE II

                               THE SECURED NOTES

          SECTION 2.01.  Secured Notes.  (a)  Generally.  Except for Secured
                         -------------        ---------
Notes issued pursuant to Section 2.06 or 2.08, Secured Notes may be issued only on the Closing Date. On the Closing Date, the Secured Notes to be issued on such Date pursuant to Section 2.2 of the Participation Agreement shall be duly executed by the Owner Trustee, duly authenticated and delivered by the Corporate Indenture Trustee and registered in the name of the Loan Participant to which such Secured Note is being issued and shall have attached thereto the Amortization Schedule for such Secured Note. Receipt by the Corporate Indenture Trustee of Secured

Notes duly executed by the Owner Trustee shall constitute instructions to the Corporate Indenture Trustee to authenticate, register and deliver such Secured Notes on the Closing Date.

          (b)  Series 1995 A-1 Secured Notes.  The Series 1995 A-1 Secured Notes
               -----------------------------
shall:

            (i) be limited in aggregate original principal amount to the amount specified in Exhibit B hereto;

           (ii) be issuable only as registered Secured Notes in denominations of at least $1,000, or if the remaining principal amount thereof shall be less than $1,000, such remaining principal amount;

          (iii)  be dated the Closing Date;

           (iv) bear interest on the unpaid principal amount thereof from the date of such Series 1995 A-1 Secured Notes at the rate specified in Exhibit B (which rate may be increased as provided in such Series 1995 A-1 Secured Notes) (computed on the basis of a 360-day year consisting of twelve 30-day months);

            (v) provide for payments of interest and otherwise be due and payable as to principal and interest as specified herein and therein;

           (vi)  be prepayable only as provided in Article III; and

          (vii) be substantially of the tenor and in the form set forth in Exhibit A-1.

          (c)  Series 1995 A-2 Secured Notes.  The Series 1995 A-2 Secured Notes
               -----------------------------
shall:

            (i) be limited in aggregate original principal amount to the amount specified in Exhibit B hereto;

           (ii) be issuable only as registered Secured Notes in denominations of at least $1,000, or if the remaining principal amount thereof shall be less than $1,000, such remaining principal amount;

          (iii)  be dated the Closing Date;

           (iv) bear interest on the unpaid principal amount thereof from the date of such Series 1995 A-2 Secured Notes at the rate specified in Exhibit B (which rate may be increased as provided in such Series 1995 A-2 Secured Notes) (computed on the basis of a 360-day year consisting of twelve 30-day months);

           (v) be due and payable as to principal and interest as specified herein and therein;

          (vi)  be prepayable only as provided in Article III; and

         (vii) be substantially of the tenor and in the form set forth in Exhibit A-2.

          (d)  Series 1995 A-3 Secured Note.  The Series 1995 A-3 Secured Notes
               ----------------------------
shall:

            (i) be limited in aggregate original principal amount to the amount specified in Exhibit B hereto;

           (ii) be issuable only as registered Secured Notes in denominations of at least $1,000, or if the remaining principal amount thereof shall be less than $1,000, such remaining principal amount;

          (iii)  be dated the Closing Date;

           (iv) bear interest on the unpaid principal amount thereof from the date of such Series 1995 A-3 Secured Notes at the rate specified in Exhibit B (which rate may be increased as provided in such Series 1995 A-3 Secured Notes) (computed on the basis of a 360-day year consisting of twelve 30-day months);

            (v) provide for payments of interest and otherwise be due and payable as to principal and interest as specified herein and therein;

           (vi)  be prepayable only as provided in Article III; and

          (vii) be substantially of the tenor and in the form set forth in Exhibit A-3.

          (e)  Series 1995 A-4 Secured Notes.  The Series 1995 A-4 Secured Notes
               -----------------------------
shall:

            (i) be limited in aggregate original principal amount to the amount specified in Exhibit B hereto;

           (ii) be issuable only as registered Secured Notes in denominations of at least $1,000, or if the remaining principal amount thereof shall be less than $1,000, such remaining principal amount;

          (iii)  be dated the Closing Date;

           (iv) bear interest on the unpaid principal amount thereof from the date of such Series 1995 A-4

     Secured Notes at the rate specified in Exhibit B (which rate may be increased as provided in such Series 1995 A-4 Secured Notes) (computed on the basis of a 360-day year consisting of twelve 30-day months);

           (v) be due and payable as to principal and interest as specified herein and therein;

          (vi)  be prepayable only as provided in Article III; and

         (vii) be substantially of the tenor and in the form set forth in Exhibit A-4.

           (f)  Series 1995 A-5 Secured Notes.  The Series 1995 A-5 Secured
                -----------------------------
Notes shall:

           (i) be limited in aggregate original principal amount to the amount specified in Exhibit B hereto;

          (ii) be issuable only as registered Secured Notes in denominations of at least $1,000, or if the remaining principal amount thereof shall be less than $1,000, such remaining principal amount;

         (iii)  be dated the Closing Date;

          (iv) bear interest on the unpaid principal amount thereof from the date of such Series 1995 A-5 Secured Notes at the rate specified in Exhibit B (which rate may be increased as provided in such Series 1995 A-5 Secured Notes) (computed on the basis of a 360-day year consisting of twelve 30-day months);

           (v) be due and payable as to principal and interest as specified herein and therein;

          (vi)  be prepayable only as provided in Article III; and

         (vii) be substantially of the tenor and in the form set forth in Exhibit A-5.

           (g)  Series 1995 A-6 Secured Notes.  The Series 1995 A-6 Secured
               -----------------------------
Notes shall:

           (i) be limited in aggregate original principal amount to the amount specified in Exhibit B hereto;

          (ii) be issuable only as registered Secured Notes in denominations of at least $1,000, or if the remaining principal amount thereof shall be less than $1,000, such remaining principal amount;

          (iii)  be dated the Closing Date;

           (iv) bear interest on the unpaid principal amount thereof from the date of such Series 1995 A-6 Secured Notes at the rate specified in Exhibit B (which rate may be increased as provided in such Series 1995 A-6 Secured Notes) (computed on the basis of a 360-day year consisting of twelve 30-day months);

            (v) be due and payable as to principal and interest as specified herein and therein;

           (vi)  be prepayable only as provided in Article III; and

          (vii) be substantially of the tenor and in the form set forth in Exhibit A-6.

          (h) Each Secured Note shall be signed on behalf of the Corporate Owner Trustee by a Responsible Officer of the Corporate Owner Trustee, and on behalf of the Individual Owner Trustee, by Hopkins, manually or in facsimile. No Secured Note shall be secured by or entitled to any benefit under this Indenture, or be valid for any purpose, unless there appears thereon a certificate of authentication executed by or on behalf of the Corporate Indenture Trustee by the manual signature of a Responsible Officer of the Corporate Indenture Trustee, and such certificate on any Secured Note shall be conclusive evidence that such Secured Note has been duly authenticated and delivered hereunder.

          SECTION 2.02.  Payments from Indenture Estate Only.  All payments of
                         -----------------------------------
principal, Make-Whole Amount, if any, and interest to be made by the Owner Trustee and, except as otherwise provided in the Operative Documents, all payments of any other amounts payable by or on behalf of the Owner Trustee under the Secured Notes and this Indenture, shall be made only from the income and proceeds from the Indenture Estate, and only to the extent that the Indenture Trustee shall have received sufficient income or proceeds from the Indenture Estate to make such payments in accordance with the terms hereof. Each Holder, by its acceptance of a Secured Note, agrees that it will look solely to the income and proceeds from the Indenture Estate to the extent available for payment as herein provided and that (a) none of the Owner Trustee or the Indenture Trustee (whether in its individual or trust capacity) shall be personally liable to such Holder for any amounts payable under the Secured Notes, nor, except as specifically provided herein or in the other Operative Documents, for any amounts payable or any liability under this Indenture and (b) the Owner Participant shall not be liable to the Indenture Trustee or to any Holder under any circumstances for any reason whatsoever except to the extent expressly provided herein or in any other Operative Document.

          SECTION 2.03.  Method of Payment.  (a)  The principal of, and Make-
                         -----------------
Whole Amount, if any, and interest, on each Secured Note shall be payable in immediately available funds, the receipt of which has been confirmed by a Responsible Officer of the Corporate Indenture Trustee (which shall be done promptly upon receipt thereof) on or before 12:00 p.m., New York time, at the place of receipt, on the due date therefor, to the Corporate Indenture Trustee
at the corporate trust office of the Corporate Indenture Trustee.   Amounts so
received by the Indenture Trustee shall be paid by the Indenture Trustee to each Holder on the due date therefor without any presentment or surrender of any Secured Note held by such Holder by whichever of the following methods shall be specified by prior written notice from such Holder to the Indenture Trustee:
(i) by transferring prior to 2:00 p.m., New York City time, on such date such payment to such Holder in immediately available funds by crediting the amount to be distributed to any Holder to any account maintained by such Holder with the Indenture Trustee or (ii) by initiating a wire transfer prior to the time set forth in clause (i) of this Section 2.03(a) of such amount in immediately available funds to a banking institution designated in such notice with bank wire transfer facilities for the account of such Holder, in all cases without any presentment or surrender of any Secured Note, except that on the date of the final maturity thereof (whether at maturity, upon prepayment, acceleration or otherwise), the Holder of each Secured Note shall surrender such Secured Note promptly after payment; provided that failure to so present shall not diminish
                        --------
the effect of full and final payment by the Owner Trustee. In the event the Indenture Trustee shall fail to make any payment as provided in the preceding sentence after its receipt of funds at the place and on or before the time specified in this Section 2.03(a), the Corporate Indenture Trustee in its individual capacity agrees to compensate each Holder for loss of use of funds in an amount equal to the interest (computed at the then prevailing rate of overnight Permitted Investments) which could have been earned on such funds had they been timely paid to such Holder.

          (b) Whenever any payment to be made hereunder or pursuant to the terms of any Secured Note shall be stated to be due on a day which is not a Business Day, such payment shall be due and payable on the next succeeding Business Day with the same force and effect as if made on such scheduled date and (provided such payment is timely made on such succeeding Business Day) no interest shall accrue on the amount of such payment from and after such scheduled date.

          (c) If payment of any installment of principal payable in accordance with the terms hereof and of the Secured Notes is not paid in full when due, whether as scheduled or upon acceleration and whether before or after the maturity date of the Secured Notes, such overdue amount of principal shall (to the extent not prohibited by applicable law) bear interest, payable on demand, for each day from and including the date payment thereof was due to the actual date of payment, at the Overdue Rate.

          (d) Subject to Section 6.11, the Holder of any Secured Note shall be entitled to the principal of, and Make-Whole Amount, if any, and interest on such Secured Note free from all rights of set-off or counterclaims of the Owner Trustee, the Indenture Trustee or any prior Holder of such Secured Note. Nothing set forth in this Section 2.03(d) shall impair the right of the Owner Trustee to receive a return from the Indenture Trustee of any amount unintentionally overpaid by the Owner Trustee in respect of a Secured Note.

          SECTION 2.04.  Note Register.  The Indenture Trustee shall cause to be
                         -------------
kept at the Corporate Indenture Trustee's corporate trust office a register (the "Note Register") for the registration or transfer of the Secured Notes. The
 -------------
Note Register shall be maintained by the Corporate Indenture Trustee, and the names and addresses of the registered Holders of the Secured Notes, the transfers of the Secured Notes and the names and addresses of the transferees of the Secured Notes shall be entered in the Note Register under such reasonable regulations as the Corporate Indenture Trustee may prescribe. Each Loan Participant shall be provided reasonable opportunities to inspect the Note Register from time to time.

          SECTION 2.05.  Registered Owners.  The Owner Trustee and the Indenture
                         -----------------
Trustee may deem and treat any registered Holder as the absolute owner of any Secured Note held by such Holder, as indicated in the Note Register, for the purpose of receiving payment of all amounts payable with respect to such Secured Note and for all other purposes, and neither the Owner Trustee nor the Indenture Trustee shall be affected by any notice to the contrary. All such payments so made shall be valid and effectual to satisfy and discharge the liability of the Owner Trustee upon such Secured Note to the extent of the sum or sums so paid.

          SECTION 2.06.  Transfer, Exchange and Replacement of Notes.  (a)
                         -------------------------------------------
Secured Notes may be transferred only on the Note Register. Any Secured Note may be transferred on the Note Register if such Secured Note is surrendered for cancellation at the corporate trust office of the Corporate Indenture Trustee and is accompanied by an instrument of transfer in form and substance reasonably satisfactory to the Corporate Indenture Trustee, which Secured Note or Secured Notes shall be cancelled by the Indenture Trustee. A new Secured Note or Secured Notes of the same series, duly executed by the Owner Trustee and registered in the name of the transferee or transferees in a principal amount or amounts equal to the principal amount of such transferred Secured Note, shall be duly authenticated and delivered by the Corporate Indenture Trustee to the transferee or transferees named by the Holder of such transferred Secured Note in exchange for such transferred Secured Note. Promptly after registration of the transfer of any Secured Note, the Corporate Indenture Trustee shall give notice thereof to the Lessee and the Owner Trustee specifying the name and address for notices of the transferee or transferees.

          (b) Any Secured Note may be exchanged for a new Secured Note if such Secured Note to be so exchanged is/are surrendered for cancellation at the corporate trust office of the Corporate Indenture Trustee and are accompanied by the request of the Holder thereof specifying the denomination of the new Secured Note (which shall be in denominations of at least $1,000 or if less, the then unpaid principal amount thereof) to be issued in exchange therefor. Upon instructions from the Indenture Trustee, the Owner Trustee shall deliver to the Indenture Trustee a new Secured Note of the same series, duly executed by the Owner Trustee and registered in the name of such Holder in the denominations so requested and in an aggregate principal amount equal to the aggregate original principal amount of such Secured Note to be so exchanged, and such new Secured Note shall be duly authenticated by the Corporate Indenture Trustee and delivered by the Indenture Trustee to such Holder in exchange for such Secured Note to be so exchanged, which Secured Note shall be cancelled by the Indenture Trustee.

          (c) If any Secured Note shall become mutilated or be destroyed, lost or stolen, upon request of the Holder thereof, a new Secured Note of the same series, duly executed by the Owner Trustee and registered in the name of such Holder in the same original principal amount as the Secured Note so mutilated, destroyed, lost or stolen, shall be duly authenticated and delivered by the Corporate Indenture Trustee to such Holder in exchange for such Secured Note, if mutilated, or in substitution for such Secured Note, if destroyed, lost or stolen. In the case of a mutilated Secured Note, such Secured Note shall be surrendered for cancellation at the corporate trust office of the Corporate Indenture Trustee and shall be cancelled by the Indenture Trustee. In the case of a destroyed, lost or stolen Secured Note, the Holder thereof shall furnish to the Owner Trustee and the Indenture Trustee (i) evidence to their reasonable satisfaction of the destruction, loss or theft of such Secured Note and ownership thereof, and (ii) such security or indemnity as may be reasonably required by them to save them harmless; provided
                                                                       --------
that if the affected Holder is a Pass Through Trustee, the written agreement of such Holder to indemnify the Owner Trustee and the Indenture Trustee (in their respective individual and trust capacities) with respect to such destroyed, lost or stolen Secured Note, together with written notice of ownership and destruction, loss or theft thereof, shall satisfy the conditions of this sentence.

          SECTION 2.07.  New Notes; Payment of Expenses.  (a)  Each new Secured
                         ------------------------------
Note (a "New Note") issued pursuant to Section 2.06 upon transfer of, in
         --------
exchange for or in substitution for a Secured Note (an "Old Note") shall be
                                                        --------
dated as of the date of such Old Note. The Indenture Trustee shall mark on each New Note (i) the date to which principal and interest have been paid on the applicable Old Note and (ii) all payments and prepayments of principal made on such Old Note which are allocable to such New Note. Interest shall be deemed to have been paid on such New Note to the date to which interest was paid on the applicable Old Note, and all payments and prepayments of principal required to have been marked on such New Note, as provided in clause (ii) of the preceding sentence, shall be deemed to have been made thereon. All New Notes issued pursuant to Section 2.06 in exchange for or in substitution for or in lieu of Old Notes shall be valid obligations of the Owner Trustee evidencing the same debt as such Old Notes and shall be entitled to the benefits and security of this Indenture to the same extent as such Old Notes. Issuance of any New Note shall not for any purposes be deemed a further advance of funds to the Owner Trustee and the perfection and priority of the security interest in the Indenture Estate applicable to such New Note shall for all purposes be the same as that applicable to the Secured Note replaced by such New Note.

          (b) Upon the issuance of a New Note or New Notes pursuant to Section 2.06, the Owner Trustee and/or the Indenture Trustee may require from the party requesting such New Note or New Notes payment of a sum to reimburse the Owner Trustee and/or the Indenture Trustee for, or to provide funds for, the payment of any tax or other governmental charge or any other charge or expense paid or payable with respect to such transfer by the Owner Trustee or the Indenture Trustee, without any right of reimbursement under any Operative Document with respect to such payments.

          SECTION 2.08.  Additional Notes.  (a)  So long as no Lease Event of
                         ----------------
Default or Indenture Event of Default shall have occurred and be continuing, Additional Notes of one or more series may be issued under and secured by this Indenture at any time or from time to time, subject to the conditions hereinafter provided in this Section 2.08, for the purpose of financing the Lessor's Share of the cost of any Non-Severable Modification or any Severable Modification required by law to the Production System as provided in Section 14 of the Participation Agreement.

          (b) Prior to the issuance of any Additional Notes of any series pursuant to this Section 2.08, the Owner Trustee shall have received from the Owner Participant and delivered to the Indenture Trustee, not less than thirty
(30) days prior to the proposed date of issuance of such Additional Notes, a request and authorization to issue Additional Notes (a "Request"), which Request
                                                        -------
shall include the amount and series of such Additional Notes, the proposed date of issuance of such Additional Notes, and other details with respect thereto which are not inconsistent with this Section 2.08. Such Additional Notes shall have a designation so as to distinguish such Additional Notes from the Initial Secured Notes and Additional Notes of any other series, but otherwise shall be substantially similar in form to the Initial Secured Notes, with such omissions therefrom, variations therein and additions thereto as shall be appropriate. Such Additional Notes shall not rank senior in any respect to other Secured Notes issued pursuant to the terms hereof.

          (c) The terms, conditions and designations of such Additional Notes (which shall be consistent with the Request and with the terms of this Indenture and of the Participation Agreement) shall be set forth in a supplement to this Indenture, substantially in the form of Exhibit D, which shall be executed by the Owner Trustee and the Indenture Trustee. Such indenture supplement shall set forth:

               (i) after giving effect to the issuance of the Additional Notes, the aggregate principal amount outstanding of all Secured Notes which shall not exceed 85% of the total Fair Market Value of the Undivided Interest (as determined pursuant to the Appraisal Procedure) after giving effect to such Modifications;

               (ii) the text of such Additional Notes (which, except for the terms of payment thereof, shall be of substantially the same effect as the text of the Initial Secured Notes set forth in this Indenture, with such changes as are consistent with and permitted by this Indenture and which in all events shall provide that such Additional Notes are never more than pari passu in priority of payment, in right of security and in all other respects with the Initial Secured Notes);

               (iii) the date of maturity of such Additional Notes (which shall be no later than the end of the Basic Lease Term);

               (iv) the date from which, and the date or dates on which, interest is payable (which shall be Interest Payment Dates);

               (v) the terms for the repayment of the principal amount of such Additional Notes (each regularly scheduled payment of principal shall be an Interest Payment Date);

               (vi) the terms, if any, as to prepayment or redemption of such Additional Notes at the option of the Owner Trustee, and as to the premium, if any, payable on any redemption or prepayment of such Additional Notes; and

               (vii) any other terms and agreements in respect thereof provided or permitted by this Trust Indenture or necessary to specify the terms and conditions on which such Additional Notes shall be issued.

          (d) Such Additional Notes shall be executed by the Owner Trustee as provided in Section 2.01 and deposited with the Corporate Indenture Trustee for authentication and delivery, but before such Additional Notes shall be authenticated and delivered by the Corporate Indenture Trustee, there shall be delivered to or deposited with the Corporate Indenture Trustee the following:

               (i)  the Request;

               (ii) such supplement to this Indenture, duly executed by the Owner Trustee;

               (iii) a supplement to the Lease, duly authorized, executed and delivered by the Lessee and the Owner Trustee, providing for adjustments to the Basic Rent Percentages, Stipulated Loss Value Percentages and Termination Value Percentages, and the definition of Lessor's Cost under the Lease required to ensure that payments of such amounts will be adequate to provide for payments required hereunder and under the Secured Notes, after giving effect to the issuance of such Additional Notes, together with such instruments of conveyance, assignment and transfer, if any, necessary to subject such supplement to the Lease to the Lien and security interest of this Indenture and to perfect such Lien and security interest subject to no Liens other than Permitted Liens, and evidence as to the due recording or filing of each thereof or of financing or similar statements with respect thereto;

               (iv) such instruments of conveyance, assignment and transfer (including, without limitation, contractors' waivers) duly executed and delivered by the respective parties thereto, and such evidence of the due filing thereof or of financing statements with respect thereto, as may be required to convey to the Owner Trustee all property included in the Lessor's Share of such Modification, if any, and to subject such property to the Lien of this Indenture, subject to no Liens except Permitted Liens;

               (v) originals or certified copies of all corporate actions necessary for the due and valid issue of such Additional Notes, the due and valid authorization, execution, delivery and performance by the Owner Trustee of the supplement to this Indenture relating thereto, and the due and valid authorization, execution, delivery and performance by the Lessee and the Owner Trustee of the supplement to the Lease and the creation of the Lien and security interest thereon referred to above, all of which corporate actions shall have been duly obtained and shall be in full force and effect; together with evidence as to the due occurrence of all such authorization, execution, delivery and performance;

               (vi) documentation, duly executed and delivered by the respective parties thereto whereby the proposed holders of the Additional Notes agree to be bound by the terms of the Operative Documents (including, without limitation, representations and covenants corresponding to those contained in Section 7 of the Participation Agreement);

               (vii) an Officer's Certificate of the Lessee certifying (a) as to the cost of the Lessor's Share of such Modification and (b) that all conditions precedent to the issuance of the Additional Notes contained in this
Section 2.08 and in Section 14 of the Participation Agreement have been satisfied unless such conditions have been waived in writing by the Indenture Trustee and Owner Trustee; and

               (viii) such opinions of counsel as are customary in transactions of this type, including, without limitation, opinions as to the due authorization, execution, delivery and enforceability and the creation and perfection of the security interest in the Lessor's Share of such Modification (subject to usual or customary exceptions, qualifications and assumptions) of such supplement to this Indenture and such Additional Notes, and such other certi ficates and other documents as may be reasonably requested by the Indenture Trustee to evidence the validity and binding effect of such supplement to this Indenture and such Additional Notes and compliance with this Section 2.08.

          (e) When the documents referred to in Section 2.08(d) shall have been delivered to or deposited with the Indenture Trustee and when such Additional Notes described in the Request and the supplement to this Indenture have been executed by the Owner Trustee as required by this

Indenture, the Corporate Indenture Trustee shall authenticate and deliver such Additional Notes in the manner described in such Request, but only upon payment to the Owner Trustee of the sum or sums specified in such Request, whereupon the Owner Trustee shall pay such sum or sums to the Lessee.

          SECTION 2.09.  Termination of Interest in Indenture Estate.  A Holder
                         -------------------------------------------
shall have no further interest in, or other right with respect to, the Indenture Estate upon the payment of principal of, Make-Whole Amount, if any, and interest on, any Secured Notes held by such Holder and all other sums payable to such Holder hereunder with respect to any such Secured Notes, under the other Operative Documents and under such Secured Notes.

          SECTION 2.10.  Equally and Ratably Secured.  Except as otherwise
                         ---------------------------
expressly provided in this Indenture, all Secured Notes at any time Outstanding under this Indenture shall be equally and ratably secured by this Indenture without preference, priority or distinction on account of the series, date, time of issue or maturity of such Secured Notes. All Additional Notes at any time Outstanding under this Indenture shall be equally and ratably secured by this Indenture without preference, priority or distinction on account of the series, date, time of issue or maturity of such Additional Notes.


                                  ARTICLE III

                            REDEMPTION AND REFUNDING

          SECTION 3.01.  Generally.  The Secured Notes may not be redeemed or
                         ---------
prepaid except to the extent and in the manner expressly permitted or required by this Indenture. Except as otherwise expressly provided in this Indenture, any amount prepaid in partial redemption of the Secured Notes Outstanding shall be distributed by the Indenture Trustee to all Holders ratably, without priority of any Holder or any series over any other Holder or any other series, in the proportion that the principal amount of Secured Notes held by such Holder bears to the principal amount of all Secured Notes then Outstanding.

          SECTION 3.02.  Mandatory Redemption.  (a)  Casualty Redemption.  In
                         --------------------        -------------------
the event that an Event of Loss shall occur with respect to the Production System or a Significant Portion thereof then, unless, in the case of an Event of Loss with respect to such a Significant Portion where such Significant Portion is rebuilt or replaced pursuant to Section 12.2 of the Lease or the Lessee has elected to purchase the Undivided Interest pursuant to Section 6.1(f) of the Lease, the Owner Trustee shall redeem on the date on which Stipulated Loss Value is paid pursuant to the Lease (the date of any redemption under this Section 3.02(a) being herein called a "Casualty Redemption Date") (i) if the Event of Loss shall have occurred with
 ------------------------
respect to the Production System, the entire unpaid principal amount of the Secured Notes Outstanding on such Casualty Redemption Date, at a redemption price equal to 100% of such unpaid principal amount of such Secured Notes, together with any accrued and unpaid interest thereon to such Casualty Redemption Date and without Make-Whole Amount or any other premium and (ii) if the Event of Loss shall have occurred with respect to a Significant Portion of the Production System, such of the unpaid principal amount of the Secured Notes of each series Outstanding on such Casualty Redemption Date (assuming, only for purposes of this calculation, that if such Casualty Redemption Date is coincident with an Installment Payment Date or a Maturity Date, the scheduled principal payment due, if any, on such Casualty Redemption Date on the Secured Notes of such series is paid prior to the time the Redemption Price is calculated pursuant to this Section 3.02(a)(ii) and applied to principal in accordance with Section 4.01) as shall be equal to the product of (x) the entire unpaid principal amount of the Secured Notes of such series Outstanding on such Casualty Redemption Date (assuming, only for purposes of this calculation, that if such Casualty Redemption Date is coincident with an Installment Payment Date or a Maturity Date, the scheduled principal payment due, if any, on such Casualty Redemption Date on the Secured Notes of such series is paid prior to the time the Redemption Price is calculated pursuant to this Section 3.02(a)(ii) and applied to principal in accordance with Section 4.01) and (y) a fraction, the numerator of which shall be the Original Cost of the Significant Portion of the Undivided Interest suffering such Event of Loss and the denominator of which shall be Lessor's Cost, at a redemption price equal to 100% of such unpaid principal amount of the Secured Notes of such series to be redeemed on such Casualty Redemption Date pursuant to the terms of this Section 3.02(a)(ii), together with any accrued and unpaid interest thereon to such Casualty Redemption Date (assuming, only for purposes of this calculation, that if such Casualty Redemption Date is coincident with an Interest Payment Date, the interest due on such Interest Payment Date is paid prior to the time the Redemption Price is calculated pursuant to this Section 3.02(a)(ii) and applied to interest in accordance with Section 4.01) and without Make-Whole Amount or any other premium; provided that each Holder of a Secured Note of such series
                   --------
shall receive, as to the principal thereof, the same portion of such Redemption Price of such series in its entirety as the principal value of such Secured Note at such Casualty Redemption Date represents of the total value of the principal value of all Secured Notes of such series at such Casualty Redemption Date.

          (b)  Early Termination Redemption.  In the event that the Lease is
               ----------------------------
terminated with respect to the Undivided Interest or a Significant Portion thereof pursuant to Section 7 of the Lease, the Owner Trustee shall redeem on the applicable Termination Date (the date of any redemption under this Section 3.02(b) being herein called a "Termination Redemption Date") (i) if the
                               ---------------------------
termination is with respect to the Undivided Interest, the entire unpaid principal amount of the Secured Notes Outstanding on such Termination Redemption Date, at a redemption price equal to 100% of such unpaid principal amount of such Secured Notes, together with any accrued and unpaid interest thereon to such Termination Redemption Date plus, in the case of each Secured Note, redeemed prior to the Premium Termination Date applicable to such Secured Note, a premium, equal to the Make-Whole Amount, if any, with respect to such Secured Note and otherwise without premium and (ii) if the termination is with respect to a Significant Portion of the Undivided Interest, such of the unpaid principal amount of the Secured Notes of each series Outstanding on such Termination Redemption Date (assuming, only for purposes of this calculation, that if such Termination Redemption Date is coincident with an Installment Payment Date or a Maturity Date, the scheduled principal payment due, if any, on such Termination Redemption Date on the Secured Notes of such series is paid prior to the time the Redemption Price is calculated pursuant to this Section 3.02(b)(ii) and applied to principal in accordance with Section 4.01) as shall be equal to the product of (x) the entire unpaid principal amount of the Secured Notes of such series Outstanding on such Termination Redemption Date (assuming, only for purposes of this calculation, that if such Termination Redemption Date is coincident with an Installment Payment Date or a Maturity Date, the scheduled principal payment due, if any, on such Termination Redemption Date on the Secured Notes of such series is paid prior to the time the Redemption Price is calculated pursuant to this Section 3.02(b)(ii) and applied to principal in accordance with Section 4.01) and (y) a fraction, the numerator of which shall be the Original Cost of such Significant Portion and the denominator of which shall be Lessor's Cost, at a redemption price equal to 100% of the unpaid principal amount of the Secured Notes of such series to be redeemed on such Termination Redemption Date pursuant to the terms of this Section 3.02(b)(ii), together with any accrued and unpaid interest thereon to such Termination Redemption Date (assuming, only for purposes of this calculation, that if such Termination Redemption Date is coincident with an Interest Payment Date, the interest due on such Interest Payment Date is paid prior to the time the Redemption Price is calculated pursuant to this Section 3.02(b)(ii) and applied to interest in accordance with Section 4.01) plus, in the case of a redemption pursuant to this Section 3.02(b)(ii) prior to the Premium Termination Date applicable to such Secured Note, a premium, equal to the Make-Whole Amount, if any, with respect to the portion of such Secured Note which is to be so redeemed and otherwise without premium; provided that each Holder of a Secured Note of such
                           --------
series shall receive, as to the principal thereof, the same portion of such Redemption Price of such series in its entirety as the principal value of such Secured Note at such Termination Redemption Date represents of the total value of the principal value of all Secured Notes of such series at such Termination Redemption Date.

          (c)  Purchase Redemption.  (i)  In the event that the Lessee shall
               -------------------
purchase the Undivided Interest pursuant to Section 6.1(c), 6.1(d), 6.1(e) or 6.1(f) of the Lease prior to the date of expiration of the Basic Lease Term, and the Lessee shall not have assumed the obligations of the Owner Trustee under the Secured Notes pursuant to Section 11.6 of the Participation Agreement or purchased the Beneficial Interest pursuant to Sections 16.1 and 16.2 of the Participation Agreement, the Owner Trustee shall redeem on the date of purchase (the date of any redemption under this Section 3.02(c) being herein called a "Purchase Redemption Date"), the entire unpaid principal of the Secured Notes
 ------------------------
Outstanding on such Purchase Redemption Date at a redemption price equal to 100% of the unpaid principal amount of the Secured Notes together with any accrued and unpaid interest thereon to such Purchase Redemption Date plus, in the case of each Secured Note redeemed (other than a redemption pursuant to this Section 3.02(c) in connection with the exercise by the Lessee of its purchase option under Section 6.1(f) of the Lease) prior to the Premium Termination Date applicable to such Secured Note, a premium equal to the Make-Whole Amount, if any, with respect to such Secured Note and otherwise without premium.

          SECTION 3.03.  [Intentionally Omitted].
                          ---------------------

          SECTION 3.04.  Assumption of Obligations of the Owner Trustee by the
                         -----------------------------------------------------
Lessee.  In the event that the Lessee shall have elected to assume all of the
- ------
rights and obligations of the Owner Trustee under this Indenture in respect of the Secured Notes in connection with the purchase by the Lessee of the Undivided Interest pursuant to Section 6.1 of the Lease or pursuant to Section 16.2(d) of the Participation Agreement (the date of any such assumption being referred to hereinafter as the "Relevant Date") and, if on or prior to the Relevant Date:
                    -------------

          (a) the Lessee shall have delivered to the Indenture Trustee an Officer's Certificate of the Lessee, dated the Relevant Date, stating that the Lessee has paid to the Owner Trustee all amounts required to be paid to the Owner Trustee pursuant to the Lease, in connection with such purchase or termination and assumption;

          (b) no Indenture Event of Default after giving effect to the Relevant Amendment (as defined below) shall have occurred and be continuing immediately subsequent to such purchase or termination, or assumption and the Indenture Trustee shall have received an Officer's Certificate, dated the Relevant Date, of the Lessee to such effect;

          (c) the Indenture Trustee shall have received a supplement to this Indenture, substantially in the form of Exhibit E (the "Relevant Date
                                                             -------------
     Supplement"), duly executed by the Lessee, which shall provide that the
     ----------
     Lessee agrees that it is acquiring, subject to the security interest and Lien thereon granted to the Indenture Trustee under this Indenture and the Ship Mortgage, the Undivided Interest, as provided in Section 2 of the form of Relevant Date Supplement attached as Exhibit E;

          (d) the Indenture Trustee shall have received, on or prior to the Relevant Date, evidence of all filings, recordings and other action referred to in the opinion of counsel referred to below;

          (e) the Guarantor shall have entered into a guaranty substantially in the form of Exhibit F (the "Relevant Guaranty"); and
                                 -----------------

          (f) the Indenture Trustee shall have received opinions of counsel as are customary for transactions of this type, subject to usual or customary qualifications, exceptions and assumptions, and shall include opinions, subject to such qualifications, exceptions and assumptions, to the effect that, after giving effect to the Relevant Amendment (as defined below):

               (i) on the Relevant Date, this Indenture, as supplemented by the Relevant Date Supplement and as amended by the Relevant Amendment and the Secured Notes issued thereunder constitute the legal, valid and binding obligations of the Lessee, enforceable against the Lessee in accordance with their terms, except as the same may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the rights of creditors generally and by general principles of equity, and except as limited by applicable laws which may affect the remedies provided for in this Indenture as so supplemented, which laws, however, do not in the opinion of such counsel make the remedies provided for in this Indenture inadequate for the practical realization of the rights and benefits provided for in this Indenture as so supplemented;

               (ii) on the Relevant Date, the Relevant Guaranty constitutes the legal, valid and binding obligation of the Guarantor, enforceable against the Guarantor in accordance with its terms, except as the same may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the rights of creditors generally and by general principles of equity; and

               (iii) the Lien of this Indenture on the Undivided Interest has been accomplished and creates a security interest in the Indenture Estate and all filings and recordings and other action necessary or appropriate to perfect the interests of the Indenture Trustee have been accomplished;

then, simultaneously with the delivery of such documents, the Indenture Trustee shall execute and deliver the Relevant Date Supplement, and automatically and without the requirement of further action by any Person, effective as of the Relevant Date:

          (x) this Indenture shall be deemed to have been amended as provided for in Exhibit C hereto (the "Relevant Amendment"); and
                                   ------------------

          (y) the Owner Trustee shall be released from all of its obligations under this Indenture in respect of the Secured Notes or otherwise (other than any obligations or liabilities of the Owner Trustee in its or his individual capacity incurred on or prior to the Relevant Date or arising out of or based upon events occurring on or prior to the Relevant Date, which obligations and liabilities shall remain the sole responsibility of the Owner Trustee) and there shall be immediately distributed any funds then being retained hereunder that are distributable to the Owner Trustee or the Owner Participant.

          SECTION 3.05.  Refunding.  (a)  Subject to the terms of Section 15 of
                         ---------
the Participation Agreement, the Owner Trustee from time to time may after January 2, 2001, take such steps as may be necessary to refund or refinance in whole all Outstanding Secured Notes at the redemption price equal to 100% of the unpaid principal amount of the Secured Notes to be redeemed pursuant to this
Section 3.05, together with any accrued and unpaid interest thereon to the date of redemption plus, in the case of each Secured Note redeemed prior to the Premium Termination Date applicable to such Secured Note, a premium equal to the Make-Whole Amount, if any, with respect to such Secured Note and otherwise without premium.

          (b) The terms, conditions and designations of any such Refunding Secured Notes (to the extent not inconsistent with this Indenture) shall be set forth in a supplement to this Indenture reasonably satisfactory to the Indenture Trustee (a "Refunding Indenture") which shall be executed by the Owner Trustee
            -------------------
and the Indenture Trustee.

          (c) The Corporate Indenture Trustee shall authenticate and deliver Refunding Secured Notes in accordance with the provisions of any Refunding Indenture upon receipt by the Indenture Trustee of the following:

          (i) a counterpart of the applicable Refunding Indenture duly executed by the Owner Trustee; and

          (ii) any opinions, certificates or additional documents as reasonably shall be required to be delivered to or deposited with the Indenture Trustee by the applicable Refunding Indenture, Section 15 of the Participation Agreement or for transactions of this type.

          SECTION 3.06.  Owner Trustee's and Owner Participant's Option to
                         -------------------------------------------------
Redeem or Purchase Secured Notes.  In the event that (a) at any time one or more
- --------------------------------
Lease Events of Default shall have occurred and any such Lease Event of Default shall have continued for a period of less than 270 days, during which time the Secured Notes could but shall not have been accelerated pursuant to Section 5.04, or (b)(i) the Indenture Trustee has given the Owner Trustee or the Owner Participant notice of the intent to accelerate the Secured Notes pursuant to
Section 5.04, (ii) the Secured Notes shall have been accelerated pursuant to
Section 5.04 or (iii) at any time one or more Lease Events of Default shall have occurred and any such Lease Event of Default shall have continued for a period of 270 days or more during which time the Secured Notes could, but shall not have been, accelerated pursuant to Section 5.04, the Owner Trustee or the Owner Participant may, at its option, give at least 30 days' prior irrevocable notice to the Indenture Trustee that it will redeem (or purchase in lieu of redemption) all Secured Notes then Outstanding, which redemption or purchase shall be at a redemption or purchase price equal to 100% of the unpaid principal amount of such Secured Notes, together with any accrued and unpaid interest thereon, plus in the case of any redemption or purchase pursuant to clause (a) above prior to the Premium Termination Date with respect to any Secured Note a premium equal to the Make-Whole Amount, if any, with respect to such Secured Note but otherwise without premium and on or prior to the Business Day preceding such Redemption Date, the Owner Trustee or the Owner Participant will deposit with the Indenture Trustee an amount sufficient to redeem or purchase at the applicable Redemption Price all Secured Notes then Outstanding (including, in the case of a redemption or purchase pursuant to clause (a) above, a good faith estimate of the premium computed as provided for herein) plus an amount equal to all other sums then due and payable to a Loan Participant hereunder, and to pay the Indenture Trustee all amounts then due it hereunder, which funds shall be held by the Indenture Trustee as provided in Section 7.04. Upon the giving of such notice and the receipt by the Indenture Trustee of such deposit, the Indenture Trustee shall deem all instructions received from the Owner Trustee or the Owner Participant as having been given by the Loan Participants of 100% of the Outstanding principal amount of Secured Notes for all purposes of this Indenture. If such notice is given, the Owner Trustee further agrees that it will deposit or cause to be deposited with the Indenture Trustee, on or prior to the Business Day preceding the applicable Redemption Date, whether or not an Indenture Event of Default is then continuing, funds sufficient, when added to the funds already held by the Indenture Trustee for such purpose, to redeem or purchase at the applicable Redemption Price (including the premium actually payable in respect thereof computed as provided for herein), on such Redemption Date all Secured Notes then Outstanding to pay all other sums then due and payable to a Loan Participant hereunder and to pay the Indenture Trustee all amounts then due it hereunder. In the event the Owner Trustee shall have given any such notice to purchase or redeem, unless the Owner Trustee shall have consented thereto, the Indenture Trustee shall not during the period from such notice to the Redemption Date specified therein institute any new remedy or proceeding in respect of any new remedy under this Indenture, and the Indenture Trustee shall, to the extent the same may be accomplished without prejudicing the rights of the Indenture Trustee hereunder, take such actions and forbear from taking actions, in each case sufficient to maintain the status quo with respect to any pending remedies
                                ------ ---
or proceedings in respect thereof being then pursued hereunder; provided,
                                                                --------
however, that in no event shall the Indenture Trustee sell or assign any portion
- -------
of the Indenture Estate during the period from such notice to the Redemption Date specified therein. In the event the Owner Trustee shall have given any such notice to purchase or redeem, and the Owner Trustee has deposited with the Indenture Trustee the amounts required to be deposited pursuant to this Section 3.06, then on the Redemption Date, each Loan Participant will be deemed to sell, assign, transfer and convey to the Owner Trustee or its designee (without recourse or warranty of any kind other than of title to the Secured Notes so conveyed) all of the right, title and interest of such Loan Participant in and to the Secured Notes held by such Loan Participant. On and after such Redemption Date, the Indenture Trustee shall no longer treat the former Loan Participants as the "Loan Participants", except for purposes of the Loan Participants' right to receive their respective portions of the amounts paid to the Indenture Trustee as aforesaid and all other amounts due to such Loan Participants under the Operative Documents with respect to acts, events, circumstances or conditions occurring or existing prior to such Redemption Date, and on such date the Corporate Indenture Trustee shall register the transfer of ownership of the Secured Notes into the name of the Owner Trustee or its designee. If the Owner Trustee elects to purchase the Secured Notes under this Section 3.06, nothing herein, including the use of the terms "Redemption Date" and "Redemption Price", shall be deemed to result in a redemption of the Secured Notes.

          SECTION 3.07.  Deposited Redemption or Purchase Moneys.  Moneys held
                         ---------------------------------------
by the Indenture Trustee for the redemption or purchase of any Secured Note issued hereunder as provided in this Article III shall be held by the Indenture Trustee as a separate fund in trust for the account of the respective Holders of the Secured Notes to be redeemed, shall be invested in accordance with the provisions of Section 7.04 and shall be delivered to them respectively in accordance with Section 2.03 on the Redemption Date. Any amounts so held by the Indenture Trustee shall be deemed paid for purposes of Section 2.09, and promptly after payment of all amounts of principal of, Make-Whole Amount, if any, and interest on, and all other amounts due and payable under any such Secured Notes, the Holders thereof shall deliver such Secured Notes to the Indenture Trustee for cancellation.

          SECTION 3.08.  Acquisition of Secured Notes.  The Owner Trustee
                         ----------------------------
covenants that it will not, directly or indirectly, acquire or make any offer to acquire any Secured Note except pursuant to the provisions of this Indenture.

          SECTION 3.09.  Condition to Redemption and Refunding.  It shall be a
                         -------------------------------------
condition to any redemption, refinancing or refunding of Secured Notes effected under this Article III other than under Section 3.06 that all amounts of principal of, Make-Whole Amount, if any, and interest on, and all other amounts then due and payable under the Secured Notes which are to be the subject of such redemption, refinancing or refunding, as the case may be, as well as all other amounts due and payable to the Holders of such Secured Notes as are to be the subject of such redemption, refinancing or refunding shall have been paid as specified therein or in any other Operative Document.

          SECTION 3.10.  Notice of Certain Redemptions.  In connection with a
                         -----------------------------
redemption of any of the Secured Notes
pursuant to Section 3.02 or Section 3.05, the Owner Trustee shall give irrevocable (except with respect to redemption notices given pursuant to Section 3.02(a), Section 3.02(b) or Section 3.02(c) (to the extent, in the case of Section 3.02(c), such redemption notice relates to the Lessee's election to exercise a purchase option under Section 6.1(d), (e) or (f) of the Lease) which may be withdrawn, in the case of such a redemption notice given pursuant to 3.02(a) following the occurrence of an Event of Loss with respect to a Significant Portion of the Production System, if the Lessee has elected (or shall be deemed to have elected) the option set forth in Section 12.2(b)(ii) of the Lease with respect to such Event of Loss or shall have elected the purchase option set forth in Section 6.1(f) of the Lease and, in the case of such a redemption notice given pursuant Section 3.02(b) or 3.02(c), if the Lease is not terminated with respect to the Undivided Interest or, if applicable, the Significant Portion thereof) notice of such redemption at least 25 days and not more than 60 days prior to the Redemption Date to each Loan Participant of such Secured Notes to be redeemed, at such Loan Participant's address appearing in the Note Register.

          Any such notice of redemption shall state:

          (i) the Redemption Date (which shall be a monthly anniversary of a Basic Rent Payment Date);

          (ii) the applicable basis for determining the redemption price pursuant to Section 3.02 or Section 3.05 (the "Redemption Price");
                                                    ----------------

          (iii) that on the Redemption Date, the Redemption Price will become due and payable upon each such Secured Note, and that, if any such Secured Notes are then Outstanding, interest on such Secured Notes shall cease to accrue on and after such Redemption Date; and

          (iv) the place or places where such Secured Notes are to be surrendered for payment of the Redemption Price.


                                  ARTICLE IV

                     RECEIPT, DISTRIBUTION AND APPLICATION
                      OF INCOME FROM THE INDENTURE ESTATE

          SECTION 4.01.  Basic Rent Distribution.  (a)  Generally.  Except as
                         -----------------------        ---------
otherwise provided in Sections 4.01(c) and 4.03, each installment of Basic Rent (other than any portion thereof constituting an Excepted Payment), any payment of the Advance Amount, any payment received from the Owner Participant pursuant to Section 11.1(i) of the

Participation Agreement, any payment of Supplemental Rent representing interest on overdue installments of Basic Rent (other than any portion thereof constituting an Excepted Payment) and any payment received by the Indenture Trustee as contemplated by Section 5.03 shall be promptly distributed by the Indenture Trustee on the date such payment is due from the Lessee (or as soon thereafter as such payment shall be received by the Indenture Trustee) in the following order of priority:

          first, in accordance with Section 4.04, so much of such installment or
          -----
     payment as shall be required to pay in full the aggregate amount of the payment or repayment of principal, interest and other amounts then due under all Secured Notes shall be distributed to the Holders of such Secured Notes ratably, without priority of one Holder over any other Holder, in the proportion that the amount of such payment or payments then due under each such Secured Note bears to the aggregate amount of the payments then due under all such Secured Notes; and

          second, subject to Section 4.01(c), the balance, if any, of such
          ------
     installment remaining thereafter shall be distributed to the Owner Trustee for distribution pursuant to the Trust Agreement.

          (b)  Application of Certain Amounts Held by the Indenture Trustee upon
               -----------------------------------------------------------------
Certain Defaults.  If as a result of any default by the Lessee or the Owner
- ----------------
Participant in the performance of its obligations under any Operative Document, the Indenture Trustee shall not have received for distribution on any Basic Rent Payment Date (or the Indenture Trustee shall be prevented from distributing on such date) the full amount then distributable pursuant to clause "first" of
                                                                  -----
Section 4.01(a), the Indenture Trustee shall, if Section 4.03 is not applicable but subject in any case to any restrictions contained in Section 4.05, distribute other amounts of the character referred to in Section 4.05 then held by it or thereafter received by it to the Holders to the extent necessary to make all distributions then due pursuant to such clause "first".
                                                         -----

          (c)  Retention of Amounts by the Indenture Trustee.  If, at the time
               ---------------------------------------------
of receipt by the Indenture Trustee of an installment of Basic Rent (whether or not then overdue) or of payment of Supplemental Rent representing interest on any overdue installment of Basic Rent, the Indenture Trustee shall have Actual Knowledge that there shall have occurred and be continuing an Indenture Event of Default, the Indenture Trustee shall retain and not distribute any amount otherwise required to be distributed pursuant to clause "second" of Section 4.01(a), and (i) at such time as there
                    ------
shall not be continuing any such Indenture Event of Default or (ii) on the first Business Day occurring more than 180 days after the receipt of such amount, whichever shall first occur, the Indenture Trustee shall distribute such amount pursuant to clause "second" of Section 4.01(a) unless prior thereto the
                    ------
Indenture Trustee (as assignee of the Owner Trustee) shall have given notice to declare the Lease to be in default in accordance with Section 16.1 thereof, the Indenture Trustee shall have given notice to the Owner Trustee pursuant to the first proviso to Section 5.04 of the Indenture Trustee's intent to declare the Secured Notes due and payable or any of the Secured Notes shall have been declared or otherwise shall have become immediately due and payable pursuant to
Section 5.04, in which case such amount shall be distributed by the Indenture Trustee forthwith in accordance with the terms of Section 4.03.

          SECTION 4.02.  Certain Distributions.  (a)  Any payment received by
                         ---------------------
the Indenture Trustee (i) pursuant to Section 12 of the Lease as a result of the occurrence of an Event of Loss with respect to the Production System or a Significant Portion thereof, (ii) pursuant to Section 6 of the Lease as a result of the sale of the Undivided Interest, (iii) upon the termination of the Lease with respect to the Undivided Interest or a Significant Portion thereof pursuant to Section 7 of the Lease or (iv) pursuant to Section 3.05, shall be distributed forthwith in the following order of priority:

          first, in the manner provided in clause "first" of Section 4.03;
          -----                                    -----

          second, in the manner provided in clause "third" of Section 4.03 but
          ------                                    -----
     only with respect to those Secured Notes to be redeemed pursuant to Section
     3.02 as a result of such Event of Loss, sale or termination, as the case may be;

          third, in the manner provided in clause "second" of Section 4.03;
          -----                                    ------

          fourth, in the manner provided in clause "fourth" of Section 4.03; and
          ------                                    ------

          fifth, in the manner provided in clause "fifth" of Section 4.03.
          -----                                    -----

          (b) The portion of each payment referred to in this Section 4.02 distributed to a Holder on account of principal or interest on any Secured Note held by such Holder shall be applied by such Holder in payment of such Secured
Note in accordance with the terms of Section 4.04.

          SECTION 4.03.  Distribution After Indenture Event of Default.  If (a)
                         ---------------------------------------------
an Indenture Event of Default shall have occurred and be continuing, and (b) either the Indenture Trustee (as assignee of the Owner Trustee) shall have given notice to declare the Lease to be in default pursuant to Section 16.1 thereof, the Indenture Trustee shall have given notice to the Owner Trustee pursuant to the first proviso to Section 5.04 of the Indenture Trustee's intent to declare the Secured Notes due and payable or any of the Secured Notes shall have been declared or otherwise shall have become immediately due and payable pursuant to
Section 5.04, then, to the extent that each such notice or declaration shall not have been rescinded or the Secured Notes shall remain immediately due and payable, (i) all amounts then held by the Indenture Trustee pursuant to Section
4.05 or 4.06 (and not excluded from the operation of this Section 4.03) or then otherwise held by the Indenture Trustee hereunder or under any Operative Document (other than amounts held for its own account), and (ii) all payments and amounts thereafter realized by the Indenture Trustee through the exercise of remedies hereunder or under any of the agreements assigned or pledged to the Indenture Trustee under this Indenture or otherwise as trustee under this Indenture (for purposes of this Section 4.03, all such amounts and payments held or realized being herein called "proceeds"), other than amounts expressly paid
                                 --------
to it for its own account and other than Excepted Payments, shall be distributed forthwith by the Indenture Trustee in the following order of priority:

          first, so much of such proceeds as shall be required to reimburse the
          -----
     Indenture Trustee for any unpaid fees for its services under this Indenture and any unreimbursed tax, expense (including reasonable legal fees) or other loss incurred by it (in each case to the extent reimbursable under the Operative Documents) shall be distributed to the Indenture Trustee for application to itself;

          second, so much of the remaining proceeds as shall be required to
          ------
     reimburse the then existing or prior Holders for amounts paid or advanced by the Holders pursuant to Section 6.04 (to the extent not previously reimbursed), shall be distributed to the then existing and prior Holders as their respective interests may appear, and if the proceeds remaining are insufficient to pay all such amounts in full, they shall be distributed ratably, without priority of any recipient over any other recipient (except as otherwise expressly provided herein), in the proportion the aggregate amount due each such Person under this clause "second" bears to the
                                                    ------
     aggregate amount and
     interest due all such Persons under this clause "second";
                                                      ------

          third, so much of the proceeds remaining as shall be required to pay
          -----
     in full the aggregate unpaid principal amount of each Secured Note then Outstanding and Make-Whole Amount, if any, and all accrued but unpaid interest thereon to the date of distribution, shall be distributed to the Holder of such Secured Note, and if the proceeds remaining are insufficient to pay all such amounts in full, they shall be distributed to all Holders ratably, without priority of any Holder over any other Holder (except as otherwise expressly provided herein), in the proportion that the aggregate amount due each such Holder under this clause "third" bears to the
                                                    -----
     aggregate amount due all such Holders under this clause "third";
                                                              -----

          fourth, so much of the proceeds remaining as shall be required to pay
          ------
     to each Holder all other amounts payable pursuant to the indemnification provisions of Section 12 of the Participation Agreement or pursuant to any other provision of any Operative Document and secured hereunder to such Holder or to its predecessors and remaining unpaid shall be distributed to such Holder for distribution to itself and such predecessors, as their respective interests may appear, and if the proceeds remaining are insufficient to pay all such amounts in full, they shall be distributed ratably, without priority of any Holder over any other Holder (except as otherwise expressly provided herein), in the proportion that the aggregate amount due each such Holder under this clause "fourth" bears to the
                                                    ------
     aggregate amount due all such Holders under this clause "fourth"; and
                                                              ------

          fifth, the balance, if any, of the proceeds remaining shall be
          -----
     distributed to the Owner Trustee for distribution pursuant to the Trust Agreement.

          All amounts distributed to any Holder pursuant to clause "third" of
                                                                    -----
this Section 4.03 shall be applied by such Holder in payment of the Secured Notes held by it in accordance with the terms of Section 4.04.

          SECTION 4.04.  Application of Payments on Secured Notes.  Each payment
                         ----------------------------------------
on a Secured Note shall be applied, first, to the payment of accrued interest on
                                    -----
such Secured Note to the date of such payment, second, to the payment of any
                                               ------
principal on such Secured Note then due thereunder, and third, to the payment of
                                                        -----
the installments of principal
remaining unpaid on such Secured Note in the inverse order of the installment due date thereof.

          SECTION 4.05.  Applications of Payments According to Applicable
                         ------------------------------------------------
Operative Document Provisions.  (a)  Any payments or amounts (other than
- -----------------------------
Excepted Payments) received by the Indenture Trustee, provision for the application of which is made in any Operative Document, shall be applied promptly as provided in such Operative Document, unless (i) in the case of payments or amounts that would be payable to the Lessee upon satisfaction of any applicable conditions, a Lease Event of Default shall have occurred and be continuing at the time the Indenture Trustee receives such payment and the Indenture Trustee has Actual Knowledge of such Lease Event of Default, in which case the Indenture Trustee shall hold such payments and amounts as cash collateral security for the obligations of the Lessee under the Operative Documents and shall invest such payments and amounts in accordance with the terms of Section 7.04, and, subject to earlier distribution thereof by the Indenture Trustee under Section 4.03 if the Lease shall have been declared in default in accordance with Section 16.1 thereof, or under Section 4.01(b) (subject to Section 4.05(b)), such payments and amounts, and the proceeds of any investment thereof, shall be paid by the Indenture Trustee to the Lessee at such time as any applicable conditions shall have been satisfied and no Lease Event of Default shall be continuing, and (ii) in the case of any other such payments and amounts, an Indenture Event of Default shall have occurred and be continuing at the time the Indenture Trustee receives such payment and the Indenture Trustee has Actual Knowledge of such Indenture Event of Default, in which case the Indenture Trustee shall hold such payment as part of the Indenture Estate, as cash collateral security hereunder for the performance of the Indenture Indebtedness and on the earlier of the next Business Day on which no Indenture Event of Default shall have occurred and be continuing or the first Business Day occurring more than 180 days after the receipt of such payment, and, subject to any prior application of such payment pursuant to Section 4.01(b) or 4.03, the Indenture Trustee shall apply such payment, and the proceeds of any investment thereof, to the purpose for which it was made.

          (b) Notwithstanding any other provision of this Indenture to the contrary, and whether or not any such provision refers to this Section 4.05, any Excepted Payment or other amount expressly provided by the terms of this Indenture to be paid directly to the Owner Trustee or to the Owner Participant shall be paid or distributed immediately by the Indenture Trustee to the Owner Trustee or the Owner Participant, as the case may be.

          SECTION 4.06.  Amounts Received for Which No Provision Is Made.  (a)
                         -----------------------------------------------
Any payment received or amounts realized by the Indenture Trustee for which no provision as to the application thereof is made elsewhere in this Indenture or any other Operative Document shall be held by the Indenture Trustee as part of the Indenture Estate in a cash collateral account maintained under Section 7.04, and (b) all payments received and amounts realized by the Indenture Trustee under the Lease, including without limitation, Section 11.7(b) of the Lease, or otherwise with respect to the Undivided Interest, to the extent received or realized at any time after payment in full of the principal of and interest on all Secured Notes issued hereunder, as well as any other amounts remaining as part of or as proceeds of the Indenture Estate after payment in full of the principal of, Make-Whole Amount, if any, and interest on all such Secured Notes, shall be distributed forthwith by the Indenture Trustee in the order of priority set forth in Section 4.03, omitting clause "third" thereof. The Indenture
                                            -----
Trustee shall give prompt notice to the Owner Trustee and each Holder of the receipt of any moneys by the Indenture Trustee subject to the provisions of this
Section 4.06.

          SECTION 4.07.  Payment Procedures.  All amounts which are
                         ------------------
distributable from time to time by the Indenture Trustee to the Owner Trustee, the Owner Participant or any Holder shall be paid by the Indenture Trustee in immediately available funds promptly after such amounts become immediately available to it, and the Indenture Trustee shall not be obligated to see to the application of any such payment made by it. All payments made by the Indenture Trustee to the Owner Participant or to the Owner Trustee shall be made in the manner and to the address set forth in Schedule 1 to the Participation Agreement or to such other address as may be specified from time to time by notice to the Indenture Trustee from the Owner Participant or the Owner Trustee.


                                   ARTICLE V

                COVENANTS OF OWNER TRUSTEE; CERTAIN AGREEMENTS;
           INDENTURE EVENTS OF DEFAULT; REMEDIES OF INDENTURE TRUSTEE

          SECTION 5.01.  Covenants of Owner Trustee; Certain Agreements.  (a)
                         ----------------------------------------------
Subject to Section 2.02, the Owner Trustee will duly and punctually perform and observe all covenants and conditions to be performed and observed by it pursuant to the terms of any Operative Document. Except as permitted by this Indenture or the terms of any Operative Document, the Owner Trustee will take no action and will cooperate with the Indenture Trustee so as to permit no action to be taken by others which will release, or which may be construed as releasing, the Owner Trustee or the Lessee from any of its or the Lessee's, as the case may be, obligations or liabilities under any Operative Document, or which may result in the termination, amendment or modification, or impair the validity, of any such Operative Document.

          (b) If the Owner Trustee has Actual Knowledge of any Indenture Event of Default, Indenture Default, Lease Event of Default or Event of Loss, such Owner Trustee will give prompt written notice thereof to the Indenture Trustee, the Lessee and the Owner Participant if such notice shall not already have been given to such party. The notice shall set forth in reasonable detail the circumstances of such default or loss known to such Owner Trustee.

          (c) At any time and from time to time, upon the reasonable request of the Indenture Trustee, the Owner Trustee shall promptly and duly execute and deliver any and all such further instruments and documents as the Indenture Trustee may deem necessary or desirable (and as shall be consistent with the intent, purposes and provisions hereof) to perfect or maintain the Lien of this Indenture or to obtain for the Indenture Trustee the full benefit of the specific rights and powers herein granted, conveyed or assigned, or which the Owner Trustee may be or may hereafter be bound to convey or assign to the Indenture Trustee or to facilitate the performance of the terms of this Indenture, or the filing, registering or recording of this Indenture, including, without limitation, the execution and delivery of any financing statement (and any continuation statement with respect to any such financing statement) or any other similar document specified in such instructions as may be necessary or desirable to perfect or maintain the Lien of this Indenture.

          (d) The Owner Trustee does hereby warrant and represent that it has not assigned or pledged, and hereby covenants that except as provided in or permitted by the other Operative Documents it will not assign or pledge, so long as this Indenture shall remain in effect, any of the Owner Trustee's right, title or interest hereby assigned to anyone other than the Indenture Trustee, and that the Owner Trustee will not (other than in respect of Excepted Payments), except as provided in or permitted by this Indenture or any other Operative Document, (i) accept any payment from the Lessee, (ii) terminate or consent to the cancellation or surrender of the Lease or accept any prepayment of Rent under the Lease, (iii) enter into any agreement amending or supplementing any Operative Document, (iv) execute or grant any waiver or modification of, or consent under, the terms of any Operative Document, (v) settle or compromise any claim arising under any Operative Document, or (vi) submit or consent to the submission of any dispute, difference or other matter arising under or in respect of any Operative Document to arbitration thereunder.

          (e) The Owner Trustee does hereby ratify and confirm the Lease, and does hereby agree the Owner Trustee will not, except as provided in or permitted by this Indenture or the terms of any other Operative Document, take or omit to take any action, the taking or omission of which might result in an alteration or impairment of the Lease or any other Operative Document, or of any of the rights created by the Lease or any Operative Document, or the assignment hereunder or thereunder, as the case may be.

          (f) The Corporate Owner Trustee will, in its individual capacity and at its own cost and expense, promptly take such action as may be necessary to discharge any Lessor's Lien on any of the Owner Trustee's estate, right, title or interest in the Trust Estate (including the Louisiana Trust Estate as defined in Section 8.03 hereof) so pledged or assigned or intended to be conveyed, pledged or assigned under this Indenture.

          (g) Until the release of the security interest in the Indenture Estate pursuant to Section 6.03, all payments due or to become due under any Operative Document to the Owner Trustee that are part of the Indenture Estate shall be made directly to the Indenture Trustee or in accordance with the Indenture Trustee's instructions, and the Owner Trustee shall give all notices as shall be required under each Operative Document to direct that such payments be made to the Indenture Trustee. Promptly on receipt thereof, the Owner Trustee will transfer to the Indenture Trustee any and all moneys from time to time received by it and constituting part of the Indenture Estate or otherwise assigned or pledged to the Indenture Trustee hereunder, in each case for application by the Indenture Trustee pursuant to this Indenture, except that the Owner Trustee shall accept for distribution pursuant to the terms of the Trust Agreement any amounts distributed to it by the Indenture Trustee under this Indenture.

          (h) An executed counterpart of each amendment or supplement to the Trust Agreement shall be delivered within 20 Business Days after the execution thereof to the Indenture Trustee, provided that any amendment or supplement under which a successor trustee is appointed shall be mailed to the Indenture Trustee within 10 days after the execution thereof. The Lien of this Indenture shall not be affected by any amendment or supplement to the Trust Agreement or by any other action taken under or in respect of the Trust Agreement. Without the prior written consent of the Indenture Trustee, the Trust Agreement may not in any event be terminated or revoked by the Owner Participant prior to the termination of this Indenture. In the case of any appointment of a successor to any Owner Trustee pursuant to the Trust Agreement or any merger, conversion, consolidation or transfer of all or substantially all of the corporate trust business of the Corporate Owner Trustee pursuant to the Trust Agreement, the successor Owner Trustee shall give prompt notice thereof to the Indenture Trustee.

          SECTION 5.02.  Indenture Events of Default.  "Indenture Event of
                         ---------------------------    ------------------
Default" means any of the following events (whatever the reason for such
- -------
Indenture Event of Default and whether such event shall be voluntary or involuntary or come about or be effected by operation of law or pursuant to or in compliance with any judgment, decree or order of any court or any Governmental Rule):

          (a) any Lease Event of Default (other than a Lease Event of Default arising from the failure of the Lessee to make an Excepted Payment) shall have occurred and be continuing; or

          (b) any payment of principal of, Make-Whole Amount, if any, or interest on any Secured Note shall not have been made when due and such default shall continue unremedied for ten (10) Business Days after the same shall have become due and payable; or

          (c) the failure by either of the Owner Participant or the Owner Trustee, as the case may be, to perform or observe in any material respect any covenant or agreement to be performed or observed by it under this Indenture or any other Operative Document (other than the Tax Indemnity Agreement and other than Section 11.1(i) of the Participation Agreement),
     (i) which failure shall continue for a period of thirty (30) days after receipt by the Owner Participant or the Owner Trustee of a notice from the Indenture Trustee or any holder of a Secured Note specifying such failure and requiring it be remedied or (ii) which failure, if such failure is remediable and the Owner Participant or the Owner Trustee is diligently attempting to remedy such failure, shall continue for a period of 180 days after receipt of notice thereof; or

          (d) any representation or warranty made by either of the Owner Participant or the Owner Trustee pursuant to Section 6 or 8, as the case may be, of the Participation Agreement shall prove to have been inaccurate in any material respect when made, unless such inaccurate representation or warranty shall not be material to the recipient at the time when the notice referred to below shall have been received by the Owner Participant or the Owner Trustee or any material adverse impact thereof shall have been cured within thirty
     (30) days after receipt by the Owner Participant or the Owner Trustee of a written notice thereof from the Indenture Trustee; provided that if such
                                                        --------
     material adverse impact is remediable and the Owner Participant or Owner Trustee is diligently attempting to remedy such impact, the Owner Participant or Owner Trustee shall have 90 days after receipt of written notice thereof from the Indenture Trustee to remedy any such material adverse impact; or

          (e) either of the Owner Participant or the Owner Trustee shall commence a voluntary case or other proceeding seeking liquidation, reorganization or other relief with respect to itself or its debts under any bankruptcy, insolvency or other similar law now or hereafter in effect or seeking the appointment of a trustee, receiver, liquidator, custodian or other similar official of its or any substantial part of its property, or shall consent to any such relief or to the appointment or taking possession by any such official or agency in an involuntary case or other proceeding commenced against it, or shall make a general assignment for the benefit of creditors, or shall take any corporate action to authorize any of the foregoing, or an involuntary case or other proceeding shall be commenced against either of the Owner Participant or the Owner Trustee seeking liquidation, reorganization or other relief with respect to it or its debts under any bankruptcy, insolvency or other similar law now or hereafter in effect or seeking the appointment of a trustee, receiver, liquidator, custodian or other similar official or agency of its or any substantial part of its part of its property, and such involuntary case or other proceeding shall remain undismissed and unstayed for a period of ninety
     (90) days, or if, under the provisions of any law providing for reorganization or winding-up of corporations which may apply to the Owner Trustee or the Owner Participant, any court of competent jurisdiction shall assume jurisdiction, custody or control of the Indenture Estate, the Owner Trustee or the Owner Participant or of any substantial part of its property and such jurisdiction, custody or control shall remain in force unrelinquished, unstayed or unterminated for a period of ninety (90) days.

          SECTION 5.03.  Certain Rights.  (a)  If the Lessee shall fail to make
                         --------------
any payment of Basic Rent under the Lease when the same shall become due, and if such failure of the Lessee to make such payment of Basic Rent shall not constitute the fourth consecutive such failure or the seventh or subsequent cumulative such failure, then as long as no Indenture Event of Default (other than arising from a Lease Event of Default not involving any failure to make any payments to which the Indenture Trustee or any Loan Participant is entitled hereunder when due) shall have occurred and be continuing, the Owner Participant or the Owner Trustee may (but need not), without consent or concurrence of the Indenture Trustee or any Holder, pay, in the manner provided in Section 2.03, for application in accordance with Section 4.01, pay to the Indenture Trustee, at any time prior to the day which is the 11th day subsequent to the expiration of the grace period provided for in Section 15(a) of the Lease with respect to the payment of Basic Rent (and the Indenture Trustee shall not (without the prior written consent of the Owner Trustee) declare the Lease in default pursuant to Section 16 thereof or exercise any of the rights, powers or remedies pursuant to such Section 16 or Section 5.04 hereof prior to the occurrence of such later date), an amount equal to the full amount of such payment of Basic Rent, together with any interest due thereon on account of the delayed payment thereof to the date of such payment in accordance with Section 2.03(c) hereof, and such payment by the Owner Participant or the Owner Trustee shall be deemed to cure as of the date of such payment any Indenture Event of Default which arose from such failure of the Lessee (including any Lease Event of Default arising from the Lessee's failure to pay interest in respect of such overdue Basic Rent for the period commencing on the date of such payment), but such cure shall not relieve the Lessee of any of its obligations. If the Lessee shall fail to perform or observe any covenant, condition or agreement to be performed or observed by it under the Lease or any other Lease Event of Default shall exist (other than the failure to pay Basic Rent), and if (but only if) the performance or observance of such covenant condition or agreement or the cure of such Lease Event of Default can be effected by the payment of money alone (it being understood that actions such as the obtaining of insurance can be so effected), then as long as no other Indenture Event of Default (other than those arising from a Lease Event of Default) shall have occurred and be continuing, the Owner Participant or the Owner Trustee may (but need not), without consent or concurrence of the Indenture Trustee or any Holder, pay to the Indenture Trustee (or to such other person as may be entitled to receive the same), at any time prior to the day which is the later of (x) the 11th day subsequent to notice of such failure or such Lease Event of Default by the Indenture Trustee to the Owner Trustee or the Owner Participant and

(y) the 11th day subsequent to the expiration of the grace period, if any, provided with respect to such failure or such Lease Event of Default on the part of the Lessee in Section 15 of the Lease (and the Indenture Trustee shall not (without the prior written consent of the Owner Trustee) declare the Lease in default pursuant to Section 16 thereof or exercise any of the rights, powers or remedies pursuant to such Section 16 or Section 5.04 hereof prior to the occurrence of such later date), all sums necessary to effect the performance or observance of such covenant or agreement of the Lessee or to cure such Lease Event of Default, together with any interest due thereon on account of the delayed payment thereof to the date of such payment, and such payment by the Owner Participant or the Owner Trustee shall be deemed to cure as of the date of such payment any Indenture Event of Default which arose from such failure of the Lessee or such Lease Event of Default (including any Lease Event of Default arising from the Lessee's failure to pay interest in respect of such overdue payment for the period commencing on the date of such payment), but such cure shall not relieve the Lessee of any of its obligations; provided that the Owner
                                                        --------
Trustee and the Owner Participant, collectively, shall not be entitled to cure any such Lease Event of Default if the total amount outstanding and not reimbursed to such parties exceeds in the aggregate $10,000,000.

          (b) To the extent of any payment made by the Owner Trustee or the Owner Participant pursuant to Section 5.03(a), the Owner Trustee or the Owner Participant, as the case may be, shall be subrogated to the rights of the Holders hereunder to receive from the Indenture Trustee the payment of Basic Rent or other amount for which such payment was made by the Owner Trustee or the Owner Participant, as the case may be, and the Owner Trustee or the Owner Participant, as the case may be, shall be entitled to receive such payment from the Indenture Trustee upon receipt thereof by the Indenture Trustee; provided,
                                                                     --------
however, that no such amount shall be paid to the Owner Trustee or the Owner
- -------
Participant, as the case may be, unless all principal of and interest on the Secured Notes then due and payable and any other amounts then due and payable under the Secured Notes and this Indenture shall have been paid in full and no Indenture Default shall have occurred and be continuing.

          (c) The Owner Trustee, upon exercising cure rights under Section 5.03(a) or rights under Section 6.08(a)(iii) or under Section 18.1 of the Lease, shall not obtain any Lien on any part of the Indenture Estate or Trust Estate (including the Louisiana Trust Estate) on account of such payment for the costs and expenses incurred in connection therewith nor shall any claims of the Owner Trustee against the Lessee or any other Person for the repayment thereof impair the prior right and security interest of the Indenture Trustee in and to the Indenture Estate or otherwise related to the Indenture Estate.

          (d)  If there shall occur an Indenture Event of Default pursuant to
Section 5.02(a) arising as a result of a failure by the Lessee to make any payment of Rent when due, the Indenture Trustee shall so notify the Owner Trustee in writing promptly upon such occurrence.

          SECTION 5.04.  Remedies.  (a)  If an Indenture Event of Default shall
                         --------
have occurred and be continuing and so long as the same shall be unremedied, then and in every such case the Indenture Trustee, subject to Sections 5.03, 5.04(d), 5.05, 5.09, 6.01 and 6.08, may exercise any or all of the rights and powers and pursue any and all of the remedies herein provided or available under applicable law; provided, however, the Indenture Trustee must give the Owner
                --------  -------
Trustee at least 10 Business Days' (or 5 Business Days in the case of acceleration of the Secured Notes other than an automatic acceleration of the Secured Notes as provided in Section 5.04(c)) prior written notice of its intention to exercise remedies pursuant to this Section 5.04 (it being understood that such notice may be given concurrently with any notice of default given hereunder or under the Lease and prior to the expiration of any applicable grace periods). Notwithstanding any contrary provision herein, upon the occurrence and during the continuance of an Indenture Event of Default, the Indenture Trustee may exercise, subject to Sections 5.03(a), 5.05, 5.09, 5.10 and 6.08, all rights and remedies of the Owner Trustee to the exclusion of the Owner Trustee under the Lease (other than those rights and remedies to the extent relating to Excepted Payments), including without limitation the right to take possession of all or any part of the Indenture Estate and exclude the Owner Trustee and all Persons (including the Lessee except to the extent of the Lessee's rights under the Agency and Support Agreement and Section 8.2 of the Lease) claiming under the Owner Trustee wholly or partly therefrom. In addition to and without limiting the foregoing, the Indenture Trustee, upon at least twenty-five (25) days' prior written notice to the Owner Trustee and the Owner Participant, may invoke and exercise the power of sale and sell any or all of the Indenture Estate in the manner required by law at public auction, or in any other manner which shall be in accordance with applicable law, or, in lieu of sale pursuant to the power of sale, the Indenture Estate may be foreclosed, and the Indenture Trustee has and may exercise all rights and remedies of a secured party under the Uniform Commercial Code as in effect in any applicable jurisdiction; provided, however, that if an Indenture Event of Default has
              --------  -------
occurred and is continuing solely by virtue of one or more Lease Events of Default (at a time when no other Indenture Events of Default shall have occurred and be continuing), the Indenture Trustee shall not exercise foreclosure remedies under this Indenture without exercising material remedies seeking to dispossess the Lessee under the Lease, unless exercising such remedies under the Lease shall be prohibited by law, governmental authority or court order, in which case the Indenture Trustee shall not exercise foreclosure remedies under the Indenture until the expiration of a period of 180 days from the commencement of such prohibition; provided, further, that
                                                --------  -------
notwithstanding any provision herein to the contrary, the Indenture Trustee shall not sell, assign, transfer or deliver any of the Indenture Estate or take possession of the Indenture Estate unless the Secured Notes shall have been accelerated pursuant to Section 5.04(b) or 5.04(c); provided, further, that
                                                    --------  -------
included in any such notice shall be a statement as to the Indenture Trustee's intention to foreclose the Lien of this Indenture under executory process pursuant to Title II of Book IV of the Louisiana Code of Civil Procedure and any other related provision of law as such provision may be amended from time to time. The Indenture Trustee shall notify the Owner Trustee, the Owner Participant and the Lessee as soon as is reasonably practicable after its commencement of the exercise of any remedy pursuant to this Section 5.04.

          (b) If an Indenture Event of Default (other than an Indenture Event of Default specified in Section 5.02(e) or an Indenture Event of Default of the type specified in Section 5.02(a) which arises as a result of any Lease Event of Default other than such Lease Event of Default as is specified in Section 15(g) of the Lease) shall have occurred and be continuing, then, subject to Sections 5.03, 6.01 and 6.08, the Indenture Trustee may at any time, by five (5) days' written notice to the Owner Trustee, declare all (but not less than all) of the Secured Notes to be due and payable. Upon such declaration the unpaid principal of all Secured Notes then Outstanding, together with accrued but unpaid interest thereon and any other amounts due thereunder, shall immediately become due and payable without presentment, demand, protest or notice, all of which are hereby waived.

          (c) If an Indenture Event of Default of the type specified in Section 5.02(e), or an Indenture Event of Default of the type specified in Section 5.02(a) which arises as a result of any Lease Event of Default specified in
Section 15(g) of the Lease shall have occurred and be continuing, the principal of all Secured Notes then Outstanding, together with accrued but unpaid interest thereon and any other amounts due thereunder, shall become and be due and payable automatically, without declaration, notice, demand or any other action on the part of the Indenture Trustee or any Holder, all of which are hereby waived. Each of Section 5.04(b) and this Section 5.04(c), however, is subject to the condition that, if at any time after the principal of the Secured Notes shall have become due and payable upon a declared or automatic acceleration thereof as provided herein, and before any judgment or decree for the payment of the money so due, or any portion thereof, shall be entered, all overdue payments of interest upon the Secured Notes and all other amounts payable under the Secured Notes (except the principal of the Secured Notes which by such declaration shall have become payable) shall have been duly paid, and every other Indenture Event of Default with respect to any covenant or provision of this Indenture shall have been cured, then in every such case a Majority in Interest of Holders of Notes, by written instrument filed with the Indenture Trustee, may (but shall not be obligated to) rescind and annul the Indenture Trustee's declaration and its consequences; but no such rescission or annulment shall extend to or affect any subsequent Event of Default or impair any right consequent thereon.

          (d) Notwithstanding any provision in any document or instruction that purports to require the Indenture Trustee to acquire title to any or all of the Indenture Estate upon foreclosure, or pursuant to instructions, the Indenture Trustee shall not be obligated to acquire any such title unless: (i) the Indenture Trustee is provided with such security or indemnity as it shall deem satisfactory to it, (ii) such acquisition of title complies with all applicable Operative Documents, laws, rules and regulations, which shall be evidenced by an opinion of counsel to such effect in form and substance satisfactory to the Indenture Trustee and (iii) the Indenture Trustee shall have obtained such executed certificates, instruments or other documents, in accordance with its reasonable inquiries or requests.

          SECTION 5.05.  Suit; Possession; Title; Sale of Indenture Estate.  (a)
                         -------------------------------------------------
The Owner Trustee agrees that, if an Indenture Event of Default shall have occurred and be continuing and the Indenture Trustee shall be entitled to exercise remedies hereunder as provided in Section 5.04, the Indenture Trustee may take possession of all or any part of the Indenture Estate and may exclude the Owner Trustee, and all Persons claiming under the Owner Trustee, wholly or partly therefrom; provided, however, that at least 10 Business Days' prior
                  --------  -------
notice of such taking of possession shall be given to the Owner Trustee. If an Indenture Event of Default shall have occurred and be continuing and the Indenture Trustee shall be entitled to exercise remedies hereunder as provided in Section 5.04, at the request of the Indenture Trustee, the Owner Trustee shall promptly execute and deliver to the Indenture Trustee such instruments of title and other documents as the Indenture Trustee may deem necessary or advisable to enable the Indenture Trustee or any agent or representative designated by the Indenture Trustee, at such time or times and place or places as the

Indenture Trustee may specify, to obtain possession of all or any part of the Indenture Estate to which the Indenture Trustee shall at the time be entitled hereunder. If the Owner Trustee shall for any reason fail to execute and deliver such instruments and documents after such request by the Indenture Trustee, the Indenture Trustee may (i) obtain a judgment conferring on the Indenture Trustee the right to immediate possession of any property comprising a portion of the Indenture Estate and requiring the Owner Trustee to execute and deliver such instruments and documents to the Indenture Trustee, or (ii) pursue all or part of such property wherever it may be found, and the Indenture Trustee may enter any of the premises where such property or any portion thereof may be or is supposed to be and search for such property. All expenses of obtaining such judgment or of pursuing, searching for and taking such property shall, until paid, be secured by the Lien of this Indenture.

          (b) Upon every such taking of possession, the Indenture Trustee may make, from time to time and at the expense of the Indenture Estate, such expenditures for maintenance, insurance, repairs, replacements, alterations, additions and improvements to and of the Indenture Estate as it may deem proper. In each such case, the Indenture Trustee shall have the right to maintain, use, operate, store, lease, control or manage the Indenture Estate and to exercise all rights and power of the Owner Trustee relating to the Indenture Estate as the Indenture Trustee shall deem to be in the best interest of the Holders. The Indenture Trustee shall be entitled to collect and receive directly all tolls, rents (including Rent), revenue, issues, income, products and profits of the Indenture Estate and every part thereof, other than Excepted Payments. Such tolls, rents (including Rent), revenues, issues, income, products and profits shall be applied (i) to pay the expenses of the use, operation, storage, leasing, control, management or disposi tion of the Indenture Estate, (ii) to pay the expense of all maintenance, repairs, replacements, alterations, additions and improvements, (iii) to make all payments which the Indenture Trustee may be required or may elect to make, if any, for taxes, assessments, insurance or other proper charges upon the Indenture Estate or any portion thereof, including without limitation the employment of engineers and accountants to examine, inspect and make reports upon the properties and books and records of the Owner Trustee, and (iv) to pay amounts owing in respect of the Secured Notes in accordance with the provisions thereof and hereof and to make all other payments which the Indenture Trustee may be required or authorized to make under any provision of this Indenture, as well as just and reasonable compensation for the services of the Indenture Trustee and of all Persons properly engaged and employed by the Indenture Trustee.

          (c) Any of the Indenture Trustee, any Holder, the Owner Trustee or the Owner Participant may be a purchaser of the Indenture Estate or any portion thereof or any interest therein at any sale thereof, whether pursuant to foreclosure or power of sale or otherwise. The Indenture Trustee may apply against the purchase price therefor the amount then due to it hereunder or under any of the Secured Notes secured hereby and any Holder may apply against the purchase price therefor the amount then due to it hereunder or under the Secured Notes held by such Holder, to the extent of such portion of the purchase price as it would have received had it been entitled to share in any distribution thereof. The Indenture Trustee or any Holder or any nominee of any such Holder shall acquire, upon any such purchase, good title to the property so purchased, free of the Lien of this Indenture and, to the extent permitted by applicable law, free of all rights of redemption in the Owner Trustee in respect of the property so purchased.

          (d) Any sale or other conveyance of any of the Indenture Estate by the Indenture Trustee made pursuant to the terms of this Indenture or the Lease shall bind the Owner Trustee, the Holders and the Owner Participant and shall be effective to transfer or convey all right, title and interest of the Indenture Trustee, the Owner Trustee, the Holders and the Owner Participant in and to such Indenture Estate or portion thereof, as the case may be. No purchaser or other grantee shall be required to inquire as to the authorization, necessity, expediency or regularity of such sale or conveyance, or as to the application of any sale or other proceeds with respect thereto by the Indenture Trustee. In the event of any such sale, the Owner Trustee shall execute any and all such bills of sale and other documents, and perform and do all other acts and things requested by the Indenture Trustee in order to permit continuation of such sale and to effectuate the transfer or conveyance referred to in the first sentence of this Section 5.05(d). The Owner Trustee shall ratify and confirm any such sale or sales by executing and delivering to the Indenture Trustee or to such purchaser or purchasers all instruments as may reasonably be requested for such purpose. Any such sale or sales made hereunder shall operate to divest all the estate, right, title, interest, claim and demand whatsoever, whether at law or in equity, of the Owner Trustee in and to the properties and rights so sold, and shall be a perpetual bar both at law and in equity against the Owner Trustee and against any and all persons claiming or who may claim the same, or any part thereof from, through or under the Owner Trustee. Upon any sale or other disposition of the Indenture Estate by the Indenture Trustee, the Indenture Trustee will promptly account in writing, in reasonable detail, to the Owner Trustee for the amount of such sale, the costs and expenses incurred in connection therewith and any surplus proceeds.

          (e) The Indenture Trustee shall, as a matter of right, be entitled to the appointment of a receiver or a keeper pursuant to the terms and provisions of La. R.S. 9:5136 et seq. (who may be the Indenture Trustee or any successor or
                   -- ---
nominee thereof), at any time after an Indenture Event of Default either before or after declaring due and payable the principal of all Secured Notes then Outstanding, together with accrued but unpaid interest thereon and any other amounts due thereunder, for all or any portion of the Indenture Estate, whether such receivership or keepership be incidental to a proposed sale of the Indenture Estate or the taking of possession thereof or otherwise, and the Owner Trustee hereby consents to the appointment of such a receiver or keeper, and agrees that it will not oppose any such appointment. Any receiver or keeper appointed for all or any portion of the Indenture Estate shall be entitled in addition to any powers available under applicable law, to exercise all the rights and powers of the Indenture Trustee with respect to the Indenture Estate.

          (f) To the extent now or at any time hereafter enforceable under applicable law, the Owner Trustee covenants that it will not at any time insist upon or plead, or in any manner whatsoever claim or take any benefit or advantage of any stay, extension, moratorium, any exemption from execution or sale or other similar law or from any law now or hereafter in force providing for the valuation or appraisement of the Indenture Estate or any part thereof, prior to any sale or sales thereof to be made pursuant to any provision herein contained, or prior to any applicable decree, judgment or order of any court of competent jurisdiction; nor, after such sale or sales, claim or exercise any right under any statute now or hereafter made or enacted by any state or any right to have a portion of the Indenture Estate or the security for the Secured Notes marshalled or otherwise redeem the property so sold or any part thereof, and hereby expressly waives for itself and on behalf of each and every Person, except decree or judgment creditors of the Owner Trustee acquiring any interest in or title to the Indenture Estate or any part thereof subsequent to the date of this Indenture, all benefit and advantage of any such law or laws, and covenants that it will not invoke or use any such law or laws, but will suffer and permit the execution of every such power as though no such law or laws had been made or enacted. Nothing in this Section 5.05(f) shall be deemed to be a waiver by the Owner Trustee of its rights under Section 5.03 hereof.

          The Indenture Trustee may maintain such a pleading, or, in any manner whatsoever, claim or take any benefit or advantage of or from any law now or hereafter in force even if it does not possess any of the Secured Notes or does not produce any of them in the proceeding. A delay or omission by the Indenture Trustee or any Holder in exercising any right or remedy accruing upon an Indenture Event of Default under this Indenture shall not impair the right or remedy or constitute a waiver of or acquiescence in such Indenture Event of Default.

          (g) The Indenture Trustee may adjourn from time to time any sale to be made under or by virtue of this Indenture for such sale or for such adjourned sale or sales, and, except as otherwise provided by any applicable provision of law, the Indenture Trustee, without further notice or publication, may make such sale at the time and place to which the same shall be so adjourned.

          (h) Any recovery of any judgment by the Indenture Trustee under the Secured Notes and any levy of any execution under any such judgment upon the Indenture Estate shall not affect in any manner or to any extent the security title and security interest conveyed hereby upon the Indenture Estate or any part thereof, or any conveyances, powers, rights and remedies of the Indenture Trustee hereunder, but such conveyances, powers, rights and remedies shall continue unimpaired as before.

          (i) Notwithstanding anything contained herein, so long as any Pass Through Trustee is a registered Holder, the Indenture Trustee is not authorized or empowered to acquire title to all or any portion of the Indenture Estate or take any action with respect to all or any portion of the Indenture Estate so acquired by it if such acquisition or action would cause the related Pass Through Trust to fail to qualify as a "grantor trust" for federal income tax purposes.

          SECTION 5.06.  Remedies Cumulative.  Each and every right, power and
                         -------------------
remedy provided the Indenture Trustee specifically or otherwise in this Indenture shall be cumulative and shall be in addition to every right, power and remedy herein specifically provided or now or hereafter existing at law, in equity or otherwise. Each and every such right, power and remedy may be exercised from time to time and as often and in such order as may be deemed expedient by the Indenture Trustee, and the exercise or the beginning of the exercise of any such right, power or remedy shall not be construed to be a waiver of the right to exercise at the same time or thereafter any other right, power or remedy. No delay or omission by the Indenture Trustee in the exercise of any right or power or in the pursuit of any remedy shall impair any such right, power or remedy, or be construed to be a waiver of any Indenture Event of Default or to be an acquiescence therein.

          SECTION 5.07.  Discontinuance of Proceedings.  In case the Indenture
                         -----------------------------
Trustee shall have instituted any
proceeding to enforce any right, power or remedy under this Indenture by foreclosure, entry or otherwise, and such proceeding shall have been discontinued or abandoned for any reason or shall have been determined adversely to the Indenture Trustee, then and in every such case the Owner Trustee, the Indenture Trustee and the Lessee shall, subject to any determination in such proceeding, be restored to their former positions and rights hereunder with respect to the Indenture Estate, and all right, powers and remedies of the Indenture Trustee shall continue as if no such proceeding had been instituted.

          SECTION 5.08.  Waiver of Past Defaults.  Upon written instruction of a
                         -----------------------
Majority in Interest of Holders of Notes, the Indenture Trustee shall waive any Indenture Event of Default specified in such instruction and its consequences, and upon any such waiver such Indenture Event of Default shall cease to exist for every purpose of this Indenture; provided, however, that no such waiver
                                     --------  -------
shall extend to any subsequent or other Indenture Event of Default or impair any right or consequence thereof; and provided further, however, that in the absence
                                  -------- -------  -------
of the written instruction of the Holders of all Secured Notes then Outstanding, the Indenture Trustee shall not waive any Indenture Event of Default arising from a default (i) in the payment of the principal of or interest on, or other amounts due under, any Secured Note then Outstanding, or (ii) in respect of a covenant or provision hereof which pursuant to the terms of Article IX cannot be modified or amended without the consent of each Holder of a Secured Note then Outstanding.

          SECTION 5.09.  No Action Contrary to Lessee's Rights Under the Lease.
                         -----------------------------------------------------
Notwithstanding any other provision of any Operative Document, (i) unless a Lease Event of Default shall have occurred and be continuing and the Lease shall have been declared to be in default pursuant to Section 16.1 thereof, the Indenture Trustee shall not take or cause to be taken any action contrary to the Lessee's rights under the Lease, including without limitation the rights of the Lessee under Section 9.1 thereof and (ii) the Indenture Trustee shall not take or cause to be taken any action contrary to the rights of the Other Owner and its successors and assigns under Section 9.1 of the Lease.

          SECTION 5.10.  Rights of Holders of Secured Notes.  Notwithstanding
                         ----------------------------------
any provision herein (including Section 5.11) to the contrary, the Holder of a Secured Note shall have the absolute and unconditional right to receive payment from the Indenture Estate of the principal of and interest on such Secured Note on the dates and as specified in such Secured Note, and to institute suit against the Owner Trustee for the enforcement of any such payment, subject to

Section 2.02, and such right shall not be impaired without the consent of such Holder.

          SECTION 5.11.  Limitation on Suits by Holders.  A Holder may pursue a
                         ------------------------------
remedy under this Indenture or under a Secured Note only if:

          (i) the Holder gives to the Indenture Trustee written notice of a continuing Indenture Event of Default under this Indenture;

          (ii) the Holders of at least 25 percent (25%) of the Outstanding principal amount of the Secured Notes instruct the Indenture Trustee to pursue the remedy;

          (iii) such Holder or Holders offer to the Inden ture Trustee indemnity satisfactory to the Indenture Trustee against any loss, liability or expense to be, or which may be, incurred by the Indenture Trustee in pursuing the remedy;

          (iv) the Indenture Trustee does not comply with the request within 60 days after receipt of the instructions and the offer of indemnity; and

          (v) during such 60-day period, a Majority in Interest of Holders do not give the Indenture Trustee an instruction inconsistent with the request.

          A Holder may not use this Indenture to prejudice the rights of another Holder or to obtain a preference or priority over another Holder.


                                   ARTICLE VI

                        DUTIES OF THE INDENTURE TRUSTEE

          SECTION 6.01.  Certain Actions.  If the Indenture Trustee shall have
                         ---------------
Actual Knowledge of any Indenture Event of Default or any Indenture Default or any failure on the part of the Lessee to make any payment of Rent when due or any Event of Loss or other material fact relating to the Undivided Interest, the Indenture Trustee shall (a) give prompt telephonic notice (promptly confirmed in writing) to the Owner Trustee, the Owner Participant and the Lessee and (b) within 90 days after obtaining such Actual Knowledge, mail to each Holder, notice of all Indenture Events of Default unless, in each case, such Indenture Event of Default has been remedied before the giving of such notice and the Indenture Trustee has Actual Knowledge that such Indenture Default or Indenture Event of Default has been so remedied; provided, however, that the failure by
                                       --------  -------
the Indenture Trustee to provide such notice shall not invalidate any actions subsequently taken by the Indenture Trustee in connection with such Indenture Event of Default. Except in the case of a default in the payment of the principal or interest on any Secured Note, the Indenture Trustee shall be protected in withholding the notice required under clause (b) above if and so long as Responsible Officers of the Indenture Trustee in good faith determine that withholding such notice is in the interest of the Holders.

          SECTION 6.02.  Action Upon Instructions.  (a)  The Indenture Trustee
                         ------------------------
shall, upon the written instruction at any time and from time to time of a Majority in Interest of Holders of Notes, give such notice, consent or direction or exercise such right, remedy or power hereunder or under the Lease or any other agreement constituting part of the Indenture Estate as shall be specified in such instruction; provided, however, that nothing set forth in this Section
                     --------  -------
6.02(a) shall entitle the Holders to cause the Indenture Trustee to give any notice or exercise any right, power or remedy that is not elsewhere authorized by, or is otherwise restricted or prohibited by, this Indenture. If the Indenture Trustee shall not have received instructions as above provided within twenty (20) calendar days after mailing of the notice pursuant to Section 6.01 to the Holders, the Indenture Trustee may take such action, or refrain from taking such action, but shall be under no duty to take or refrain from taking any action, with respect to such Indenture Event of Default, Event of Loss or fact as it shall determine to be advisable and in the best interest of the Holders. If the Indenture Trustee receives any instructions after the expiration of the aforementioned twenty day period, the Indenture Trustee shall use its best efforts to conform any action being taken to comply with those instructions.

          (b) The Indenture Trustee shall not consent to the assignment by the Lessee of all or any material portion of its right, title and interest in, to and under the Lease, except (i) with respect to an assignment permitted under
Section 14.2 of the Lease or (ii) upon the written instruction at any time and from time to time of a Majority in Interest of Holders of Notes. Nothing set forth herein shall be construed to permit such assignment without the consent of the Owner Trustee or to adversely affect any right of the Owner Trustee.

          SECTION 6.03.  Release of Lien of Indenture.  (a)  Release of
                         ----------------------------        ----------
Indenture Estate.  Upon satisfaction of the conditions for termination of this
- ----------------
Indenture set forth in Section 10.01, the Indenture Trustee, upon the written request of the Owner Trustee, shall execute and deliver to, or as directed by, the Owner Trustee, all appropriate instruments (in due form for recording or filing) releasing the Indenture Estate from the Lien of this Indenture, and the Indenture Trustee shall pay all moneys or other properties or proceeds held by it under this Indenture to the Owner Trustee and shall give notice to the Lessee of such payment. The cost and expense associated with any action taken by the Indenture Trustee pursuant to the provisions of this Section 6.03(a) shall be borne by the Lessee.

          (b)  Release of the Undivided Interest Upon Transfer.  Upon any
               -----------------------------------------------
transfer by the Owner Trustee of the Undivided Interest or a Significant Portion thereof pursuant to Section 6.1, 7, 11.7(b) or 12 of the Lease or any retention by the Owner Trustee of the Undivided Interest pursuant to Section 7 of the Lease and receipt by the Indenture Trustee of all amounts of Rent therefor that constituted a part of the Indenture Estate due and payable by the Lessee and the concurrent redemption of Secured Notes as set forth in Sections 3.02 and 4.02 and the payment of any other amounts then due and owing hereunder, the Indenture Trustee, upon the written request of the Owner Trustee, shall execute and deliver to, or as directed by, the Owner Trustee, all appropriate instruments (in due form for recording or filing) releasing the Undivided Interest or such Significant Portion, as the case may be, and all other property solely relating thereto and then constituting a portion of the Indenture Estate (or if not solely relating thereto, but such other property can be reasonably partitioned without undue burden or delay, such other property), as the case may be, from the Lien of this Indenture. The cost and expense associated with any action taken by the Indenture Trustee pursuant to the provisions of this Section 6.03(b) shall be borne by the Lessee.

          (c)  Release of Lien upon Full Payment of Secured Notes.  Upon payment
               --------------------------------------------------
in full of the principal of and interest on and all other amounts due and payable under the Secured Notes, and all other amounts due and payable to any Holder or the Indenture Trustee hereunder or under any other Operative Document, the Indenture Trustee, upon the written request of the Owner Trustee, shall execute and deliver to, or as directed by, the Owner Trustee, all appropriate instruments (in due form for recording or filing) releasing the Undivided Interest, and all other property relating thereto and then constituting a portion of the Indenture Estate from the Lien of this Indenture. The cost and expense associated with any action taken by the Indenture Trustee pursuant to the provisions of this Section 6.03(c) shall be borne by the Lessee.

          SECTION 6.04.  Indemnification.  The Indenture Trustee shall not be
                         ---------------
required to take any action or refrain from taking any action instructed to be taken or refrained from being taken pursuant to Section 6.02 or under Article V unless the Indenture Trustee shall have been indemnified to the Indenture Trustee's reasonable satisfaction against any liability (including without limitation environmental liability), cost or expense (including without limitation the reasonable fees and expenses of counsel) which may be incurred in connection therewith, other than any such liability, cost or expense which results from the willful misconduct or gross negligence of the Indenture Trustee and for the failure of the Corporate Indenture Trustee to exercise ordinary care in distributing funds in accordance with the terms of the Operative Documents. Except with respect to actions required by the first sentence of Section 6.01 hereof, the Indenture Trustee shall be under no obligation to take any action under this Indenture and nothing contained in this Indenture shall require the Indenture Trustee to expend or risk the Indenture Trustee's own funds or otherwise incur any financial liability or any other liability (including without limitation environmental liability) in the performance of any of the Indenture Trustee's duties hereunder or in the exercise of any of the Indenture Trustee's rights or powers if it shall have reasonable grounds for believing that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it. The Indenture Trustee shall be required to take any action under Section 6.02 or Article V, nor shall any other provision of this Indenture be deemed to impose a duty on any Indenture Trustee to take any action, if such Indenture Trustee shall have reasonably determined or been advised in writing by its counsel that such action is contrary to the terms hereof or of any other Operative Document, or is contrary to applicable law.

          SECTION 6.05.  No Implied Duties.  No implied duties or obligations of
                         -----------------
the Indenture Trustee shall be read into this Indenture.

          SECTION 6.06.  Duties to Remove Certain Liens.  The Corporate
                         ------------------------------
Indenture Trustee and the Individual Indenture Trustee, each in its individual capacity, shall comply with Section 11.4(a) of the Participation Agreement.

          SECTION 6.07.  No Action Except Under Operative Documents or
                         ---------------------------------------------
Instructions.  The Owner Trustee and the Indenture Trustee agree that they will
- ------------
not use, operate, store, lease, control, manage, sell, dispose of or otherwise deal with the Undivided Interest or any other part of the Indenture Estate except (a) in accordance with the terms of the Lease or the other Operative Documents or (b) in accordance with the powers granted to, or the authority conferred upon, the Owner Trustee and the Indenture Trustee pursuant to the express terms of this Indenture and the Trust Agreement.

          SECTION 6.08.  Certain Rights of the Owner Trustee and the Owner
                         -------------------------------------------------
Participant.  Notwithstanding any provision in this Indenture to the contrary:
- -----------

          (a) each of the Owner Trustee and the Owner Participant shall have the right, to the exclusion of the Indenture Trustee, whether or not an Indenture Event of Default is continuing and whether or not the Indenture Trustee has foreclosed on the Lien of the Indenture, (i) to receive Excepted Payments, (ii) to demand, collect, sue for or give any notice of default with respect to Excepted Payments, (iii) prior to the foreclosure of the Lien of the Indenture and subject to Section 5.03(c), to declare the Lease in default in respect of Expected Payments and (iv) to enforce the payment of Excepted Payments due and payable to it by appropriate judicial proceedings and to exercise other remedies as provided under any Operative Document to the extent and with respect to any portion of the Indenture Estate which shall have been released pursuant to the terms of this Indenture; provided that the rights referred to in this Section
                --------
     6.08(a)(iii) and (iv) shall not be deemed to include the exercise of any remedies provided for in Section 16 of the Lease other than the right to proceed by appropriate court action or actions, either at law or in equity, to enforce performance by the Lessee of the applicable covenants or to recover damages for breach thereof;

          (b) at all times prior to the foreclosure of the Lien of the Indenture, whether or not an Indenture Event of Default is continuing, each of the Owner Trustee and the Owner Participant shall have the right, but not to the exclusion of the Indenture Trustee, (i) to receive from the Lessee all notices, financial statements, certificates, opinions of counsel and other documents and information which the Lessee is permitted or required to give or furnish to the Owner Trustee or the Owner Participant pursuant to the terms of any Operative Document, (ii) to retain all rights with respect to liability insurance which Section 13 of the Lease specifically confers upon the Owner Trustee or the Owner Participant, or other insurance under Section 13.4 of the Lease purchased for the benefit of the Owner Trustee or the Owner Participant (subject, however to the provisions of the definition of "Excepted Payments") and (iii) to exercise inspection rights pursuant to Section 10.6 of the Participation Agreement and Section 11.2 of the Lease;

          (c) prior to the foreclosure of the Lien of the Indenture and whether or not an Indenture Event of Default shall have occurred and be continuing, the Owner Trustee shall have the right, to the exclusion of the Indenture Trustee, to adjust Basic Rent Percentag es, Stipulated Loss Value Percentages and Termination Value Percentages and the Early Buy-Out Percentage pursuant to Section 4 of the Lease but subject to the limitations set forth in Section 3.5 of the Lease; and

          (d) So long as no Indenture Event of Default shall have occurred and be continuing (subject to Section 9.02), the Owner Trustee shall retain (to the exclusion of the Indenture Trustee) all rights of the "Lessor" under the Lease, other than the Indenture Trustee's right to receive any funds assigned to the Indenture Trustee under the terms of this Indenture.

          SECTION 6.09.  Filing of Financing and Continuation Statements.  The
                         -----------------------------------------------
Indenture Trustee shall, at the expense of the Owner Trustee, execute and file any continuation or similar statement or document delivered to it by the Owner Trustee or the Lessee in a form reasonably satisfactory to the Indenture Trustee and proper for filing.

          SECTION 6.10.  Furnishing of Notices.  The Indenture Trustee will
                         ---------------------
furnish to the Owner Trustee and the Owner Participant, promptly upon receipt thereof, a duplicate or copy of each report, notice, request, demand, instruction, certificate, financial statement or other instrument furnished to the Indenture Trustee hereunder or under any other Operative Document.

          SECTION 6.11.  Taxes; Withholding; Information Reporting.  The
                         -----------------------------------------
Indenture Trustee shall exclude and withhold from each distribution of principal and interest and other amounts due hereunder or under the Secured Notes any and all withholding taxes applicable thereto as required by law. The Indenture Trustee agrees (a) to act as such withholding agent and, in connection therewith, whenever any present or future taxes or similar charges are required to be withheld with respect to any amounts payable in respect of the Secured Notes or otherwise due hereunder, to withhold such taxes or charges and timely pay the same to the appropriate authority in the name of and on behalf of the Loan Participants, (b) that it will file any necessary withholding tax returns or statements when due and (c) that, as promptly as possible after the payment of such withheld amounts, it will deliver to each Loan Participant appropriate documentation showing the payment of such withheld amounts, together with such additional documentary evidence as such Loan Participants may reasonably request from time to time. The Indenture Trustee agrees to file any other information reports as it may be required to file under United States law. No withholding or action with respect thereto shall constitute or give rise to any Indenture Event of Default or any other claims against the Owner Participant or the Owner Trustee. Any tax withheld by the Indenture Trustee pursuant to this Section 6.11 shall be deemed for all purposes of this Indenture and the Secured Notes to have been paid to the Holder with respect to which such tax was withheld.


                                  ARTICLE VII

                  THE INDENTURE TRUSTEE AND THE OWNER TRUSTEE

          SECTION 7.01.  Acceptance of Trusts and Duties.  The Indenture Trustee
                         -------------------------------
accepts the duties hereby created and applicable to it and agrees to perform the same upon the terms and conditions set forth in this Indenture and the Participation Agreement. The Corporate Indenture Trustee further agrees to receive and disburse all moneys constituting part of the Indenture Estate in accordance with the terms hereof. The Indenture Trustee shall not be answerable or accountable in its individual capacity under any circumstances, except (a) for its willful misconduct or gross negligence, (b) for its failure to exercise reasonable care in safeguarding the security held by it pursuant to the terms hereof, (c) in the case of the inaccuracy of any representations or warranties made by the Indenture Trustee in its individual capacity and contained in the Participation Agreement or any other Operative Document or referred to by reference in Section 7.03 hereof, (d) as provided in Sections 2.03 and 6.06, (e) for any Tax based on or measured by any fees, commissions or compensation received by it for acting as trustee hereunder, or (f) except as otherwise expressly provided herein for its failure to use reasonable care in disbursing funds in accordance with the terms hereof.

          SECTION 7.02.  Absence of Duties Except as Specified.  Except in
                         -------------------------------------
accordance with written instructions furnished pursuant to Section 6.01 or 6.02, and except as provided in, and without limiting the generality of, Sections 6.04, 6.05, 6.06 and 6.07, the Indenture Trustee shall have no duty (a) to record or file the Lease or this Indenture or any other document, or to maintain any such recording or filing, or to rerecord or refile any such document, (b) to effect or maintain any such insurance, whether or not the Lessee shall be in default with respect thereto, (c) to discharge any Lien of any kind against any part of the Trust Estate (including the Louisiana Trust Estate) or the Indenture Estate, or (d) to inspect the Undivided Interest at any time, or to ascertain or inquire as to the performance or observance of any of the Lessee's covenants pursuant to the terms of the Lease.

          SECTION 7.03.  No Representations or Warranties.  NEITHER THE OWNER
                         --------------------------------
TRUSTEE NOR THE INDENTURE TRUSTEE MAKES (IN ITS INDIVIDUAL OR TRUST CAPACITY)
(a) ANY REPRESENTATION

OR WARRANTY, WHETHER WRITTEN, ORAL, EXPRESS OR IMPLIED, AS TO THE VALUE, COMPLIANCE WITH SPECIFICATIONS, DURABILITY, OPERATION, CONSTRUCTION, PERFORMANCE, DESIGN OR CONDITION OF THE PRODUCTION SYSTEM OR ANY PART THEREOF, THE MERCHANTABILITY THEREOF OR THE FITNESS THEREOF FOR ANY PARTICULAR PURPOSE, TITLE TO THE PRODUCTION SYSTEM OR ANY COMPONENT OF THE PRODUCTION SYSTEM, THE QUALITY OF THE MATERIALS OR WORKMANSHIP THEREOF OR CONFORMITY THEREOF TO SPECIFICATIONS, OR THE PRESENCE OR ABSENCE OF ANY LATENT OR OTHER DEFECTS, WHETHER OR NOT DISCOVERABLE, OR ANY OTHER REPRESENTATION OR WARRANTY WHATSOEVER, EXPRESS OR IMPLIED, WITH RESPECT TO THE PRODUCTION SYSTEM, OR ANY COMPONENT OF THE PRODUCTION SYSTEM, or (b) any representation or warranty as to the validity, legality or enforceability of this Indenture, any of the other Operative Documents or the Secured Notes, or as to the correctness of any statement contained in any thereof, except as set forth in Sections 8 and 9 of the Participation Agreement and Section 7.3 of the Trust Agreement.

          SECTION 7.04.  No Segregation of Moneys; No Interest; Investments.
                         --------------------------------------------------
Any moneys paid to or retained by the Indenture Trustee pursuant to any provision hereof and not then required to be distributed to the Holders, the Lessee or the Owner Trustee shall be deposited in a separate, interest bearing cash collateral account; provided that any payments received or applied
                         --------
hereunder by the Indenture Trustee shall be accounted for by the Indenture Trustee so that any portion thereof paid or applied pursuant hereto shall be identifiable as to the source thereof. Any amounts held by the Indenture Trustee pursuant to the express terms of this Indenture or any other Operative Document shall be invested and reinvested by the Indenture Trustee from time to time in Permitted Investments at the direction of (i) the Lessee if such amounts would be payable to the Lessee upon satisfaction of any applicable conditions; or (ii) the Owner Participant in the case of the remaining portion of such amounts; provided, however, that in the event there shall be continuing any
         --------  -------
Indenture Event of Default such directions may be given exclusively by a Majority in Interest of Holders of Notes. The Indenture Trustee shall have no liability for any loss resulting from any investment required to be made hereunder other than by reason of its own willful misconduct or negligence in failing to comply with such instructions. Any net income or gain realized as a result of any such investment or reinvestment shall be held as part of the Indenture Estate and shall be applied by the Indenture Trustee at the same time, on the same conditions and in the same manner as the amounts in respect of which such income or gain was realized are required to be distributed in accordance with the provisions hereof. Any Permitted Investment may be sold or otherwise reduced to cash (without regard to maturity) by the Indenture Trustee whenever necessary to make any application as required by the terms of this Indenture or of any applicable Operative Document.

          SECTION 7.05.  Reliance; Agents; Advice of Counsel.  Neither the Owner
                         -----------------------------------
Trustee nor the Indenture Trustee (in their respective individual or trust capacities for the purposes of this Section 7.05) shall incur any liability to anyone in acting upon any signature, instrument, notice, resolution, request, consent, order, certificate, report, opinion, bond or other document or paper reasonably believed by it to be genuine and believed by it to be signed by the proper party or parties. Either of the Owner Trustee or the Indenture Trustee may accept a copy of a resolution of the Board of Directors or other governing body of any party to the Participation Agreement or other Operative Agreement, certified by the Secretary or any Assistant Secretary thereof as duly adopted and in full force and effect, as conclusive evidence that such resolution has been duly adopted and that the same is in full force and effect. As to any fact or matter relating to the Lessee the manner of ascertainment of which is not specifically described herein, the Owner Trustee and the Indenture Trustee may for all purposes hereof rely on an Officer's Certificate of the relevant party as to such fact or matter, and such Officer's Certificate shall constitute full protection to the Owner Trustee or the Indenture Trustee (in their individual or trust capacities), as the case may be, for any action taken or omitted to be taken by it in good faith in reliance thereon. The Indenture Trustee shall assume, and shall be fully protected in assuming, that the Owner Trustee is authorized by the Trust Agreement to enter into this Indenture and to take all action to be taken by the Owner Trustee pursuant to the provisions hereof, and shall not inquire into the authorization of the Owner Trustee with respect thereto. The Owner Trustee shall assume, and shall be fully protected in assuming, that the Indenture Trustee is authorized to enter into this Indenture and to take all action to be taken by the Indenture Trustee pursuant to the provisions hereof, and shall not inquire into the authorization of the Indenture Trustee with respect thereto. In the administration of the trusts hereunder, the Indenture Trustee may execute any of the trusts or powers hereof and perform its powers and duties hereunder directly or through agents or attorneys and at the expense of the Indenture Estate may consult with counsel, accountants and other skilled Persons to be selected and retained by it, and the Indenture Trustee shall not be liable for anything done, suffered or omitted in good faith by it in accordance with the written advice or written opinion of any such counsel, accountant or other skilled Person acting within such Person's area of competence (so long as the Indenture Trustee shall have exercised due care in selecting such Person).

          SECTION 7.06.  No Compensation from Holders or Indenture Estate.
                         ------------------------------------------------
Notwithstanding any other provision hereof, the Indenture Trustee shall have no right against the Holders, the Owner Trustee, the Owner Participant or, except as otherwise provided in Section 4.03, the Indenture Estate for any fee as compensation for its services hereunder.

          SECTION 7.07.  Right of the Indenture Trustee to Perform Covenants,
                         ----------------------------------------------------
Etc.  If the Owner Trustee or the Lessee shall fail to make any payment or
- ----
perform any act required to be made or performed by it hereunder or under any Operative Document to which it is a party or if the Owner Trustee or the Lessee shall fail to release any Lien affecting the Indenture Estate which it is required to release by the terms of this Indenture or any other Operative Document to which it is a party, the Indenture Trustee, after notice to and demand upon the Owner Trustee or the Lessee and affording the Owner Trustee and the Lessee a reasonable opportunity to cure, and without waiving or releasing any obligation or Lease Event of Default, may (but shall be under no obligation to) at any time thereafter make such payment or perform such act for the account of and at the expense of the Indenture Estate, and may enter upon any property for such purpose and take all such action with respect thereto as, in the Indenture Trustee's opinion, may be necessary or appropriate therefor. No such entry shall be deemed an eviction. All sums so paid by the Indenture Trustee and all costs and expenses (including, without limitation, legal fees and expenses) so incurred, shall constitute additional indebtedness secured by this Indenture and shall be paid from the Indenture Estate to the Indenture Trustee on demand. The Indenture Trustee shall not be liable for any damages resulting from any such payment or action unless such damages shall be a consequence of willful misconduct or gross negligence on the part of the Indenture Trustee.

          SECTION 7.08.  Moneys for Payments in Respect of Notes to be Held in
                         -----------------------------------------------------
Trust.  In case the Holder of any Secured Note shall fail to present the same
- -----
for payment on any date on which the principal thereof becomes payable, the Indenture Trustee may set aside in trust the moneys then due thereon uninvested and shall pay such moneys to any Holder of such Secured Note upon due presentation for surrender thereof in accordance with the provisions of this Indenture, subject to the provisions of Section 7.09.

          SECTION 7.09.  Disposition of Moneys Held for Payments of Notes.  Any
                         ------------------------------------------------
money set aside under Section 7.08 and not paid to Holders under Section 7.08 shall be held by the Indenture Trustee in trust until the latest of (a) the date three years after the date of such setting aside, (b) the date all other Holders (other than other Holders for which the Indenture Trustee is holding such moneys pursuant to Section 7.08) of the Secured Notes shall have received full payment of all principal of and interest and other sums payable to them on such Secured Notes or the Indenture Trustee shall hold (and shall have notified such Persons that it holds) in trust an amount sufficient to make full payment thereof when due, and (c) the date the Owner Trustee shall have fully performed and observed all its covenants and obligations contained in this Indenture with respect to the Secured Notes; and thereafter shall be paid to the Owner Trustee by the Indenture Trustee who then shall be released from all further liability with respect to such moneys, and thereafter the Holders of the Secured Notes in respect of which such moneys were so paid to the Owner Trustee shall have no rights in respect thereof except to obtain payment of such moneys from the Owner Trustee.


                                  ARTICLE VIII

                   SUCCESSOR TRUSTEES AND ADDITIONAL TRUSTEES

          SECTION 8.01.  Notice of Successor Owner Trustees.  In the case of any
                         ----------------------------------
appointment of a successor to the Owner Trustee pursuant to the Trust Agreement, or any merger, conversion or consolidation or transfer of substantially all of the corporate trust business of the Owner Trustee, the successor Owner Trustee shall give prompt written notice thereof to the Indenture Trustee.

          SECTION 8.02.  Resignation of Indenture Trustee; Appointment of
                         ------------------------------------------------
Successor.  (a)  The Indenture Trustee or any successor thereto may resign at
- ---------
any time without cause by giving at least thirty (30) days prior written notice to the Owner Trustee, the Owner Participant, the Lessee and each Holder, such resignation to be effective upon the acceptance of the trusteeship by a successor Indenture Trustee as provided in Section 8.02(b). In addition, a Majority in Interest of Holders of Notes may at any time remove the Indenture Trustee without cause by an instrument in writing delivered to the Owner Trustee, the Owner Participant, the Lessee and the Indenture Trustee, such removal to be effective upon the acceptance of the trusteeship by a successor Indenture Trustee as provided in Section 8.02(b). In the case of the resignation or removal of the Indenture Trustee, the Owner Trustee may appoint a successor Indenture Trustee. If a successor Indenture Trustee shall not have been appointed within thirty (30) days of such notice of resignation or removal, the Indenture Trustee, the Owner Trustee, the Owner Participant, the Lessee or a Majority in Interest of Holders may apply to any court of competent jurisdiction to appoint a successor Indenture Trustee qualified under Section 8.02(c) to act until such time, if any, as a successor shall have been appointed as above provided in this Section 8.02. The successor Indenture Trustee so appointed by such court shall immediately and without further act be superseded by any successor Indenture Trustee appointed as above provided in this Section 8.02.

          (b) Any successor Indenture Trustee, however appointed, shall execute and deliver to the Owner Trustee and to the predecessor Indenture Trustee (with a copy to each Holder) an instrument accepting such appointment, and shall give the Owner Participant, the Holders and the Lessee written notice of such acceptance. Upon the execution and delivery of such instrument, such successor Indenture Trustee, without further act, shall become vested with all the estates, properties, rights, powers and duties of the predecessor Indenture Trustee hereunder with like effect as if originally named the Indenture Trustee herein. Notwithstanding and without limiting the foregoing, the predecessor Indenture Trustee, upon the written request of the successor Indenture Trustee, shall execute and deliver an instrument transferring to such successor Indenture Trustee, upon the trusts herein expressed applicable to it, all the estates, properties, rights and powers of such predecessor Indenture Trustee, and such predecessor Indenture Trustee shall duly assign, transfer, deliver and pay over to such successor Indenture Trustee all moneys or other property then held by such predecessor Indenture Trustee hereunder.

          (c) There shall at all times be a Corporate Indenture Trustee hereunder which shall be a bank or trust company organized and doing business under the laws of the United States of America or of any State thereof, authorized under such laws to exercise corporate trust powers, subject to supervision or examination by Federal or State authority, having a combined capital and surplus of at least $75,000,000, regularly engaged in or having expertise in leveraged leasing. If such bank or trust company publishes reports of condition at least annually, pursuant to applicable law or to the requirements of the aforesaid supervising or examining authority, then for purposes hereof the combined capital and surplus of such bank or trust company shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published.

          (d) Any corporation into which the Corporate Indenture Trustee may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Corporate Indenture Trustee shall be a party, or any corporation to which substantially all the corporate trust business of the Corporate Indenture Trustee may be transferred, shall, subject to the terms of paragraph (c) of this Section 8.02, be the Corporate Indenture Trustee under this Indenture without further act.

          SECTION 8.03.  Co-Trustees and Separate Trustees.  (a)  In order to
                         ---------------------------------
comply with the provisions of La. R.S. 9:1783 and other provisions of Louisiana law (to the extent the same may be applicable), the Corporate Indenture Trustee and the Owner Trustee hereby appoint Val T. Orton, a resident of the State of Utah, as the Individual Indenture Trustee hereunder. For such purposes, the Individual Indenture Trustee shall act as mortgagee, assignee and secured party solely with respect to that portion of the Indenture Estate subject to the laws of the State of Louisiana and as to which the Corporate Indenture Trustee is not qualified to act as mortgagee, assignee or secured party under such laws (the "Louisiana Indenture Estate"). Further, if at any time it shall be necessary or
 --------------------------
prudent in order to conform to any law of any jurisdiction in which property shall be held subject to the Lien of this Indenture, the Indenture Trustee shall be advised by counsel that it is so necessary or prudent in the interest of the Holders, or a Majority in Interest of Holders of Notes in writing shall so request the Indenture Trustee and the Owner Trustee, the Indenture Trustee and the Owner Trustee shall execute and deliver all instruments and agreements necessary or proper either (i) to constitute another bank or trust company or one or more Persons approved by the Indenture Trustee and the Owner Trustee, either to act as co-trustee or co-trustees of all or any portion of the Indenture Estate, jointly with the Indenture Trustee originally named herein or any successor or successors, or to act as separate trustee or trustees of all or any such portion of the Indenture Estate in each case with such rights, powers, duties and obligations as may be provided in such supplemental indenture or such instrument of appointment as the Indenture Trustee or a Majority in Interest of Holders of Notes may deem necessary or advisable, or (ii) to clarify, add to or subtract from the rights, powers, duties and obligations theretofore granted any such additional or separate trustee, subject in each case to the remaining provisions of this Section 8.03. In the event that the Owner Trustee shall not have joined in the execution of such instruments and agreements within fifteen
(15) days after the receipt of a written request from the Indenture Trustee to do so, or if an Indenture Event of Default shall have occurred and be continuing, the Indenture Trustee may act under the foregoing provisions of this
Section 8.03 without the concurrence of the Owner Trustee; and the Owner Trustee hereby appoints the Indenture Trustee its agent and attorney-in-fact to act for it under the foregoing provisions of this Section 8.03(a) in either of such contingencies. The Indenture Trustee may, in such capacity, execute, deliver and perform any such supplemental indenture, or any such instrument, as may be required for the appointment of any such co-trustee(s) or separate trustee(s) or for the clarification of, addition to or subtraction from the rights, powers, duties or obligations theretofore granted to any such co-trustee(s) or separate trustee(s). In case any co-trustee(s) or separate trustee(s) appointed under this Section 8.03(a) shall die, become incapable of acting, resign or be removed, all the assets, property, rights, powers, trusts, duties and obligations of such co-trustee(s) or separate trustee(s) shall revert to and shall vest in and may be exercised by the Indenture Trustee, to the extent permitted by law, until a successor, additional or separate trustee is appointed as provided in this Section 8.03(a).

          (b) The Individual Indenture Trustee shall accept the benefits of the mortgages, assignments and security interest granted herein to the extent the same cover and affect the Louisiana Indenture Estate and, in such capacity, shall have full power and authority to foreclose the Lien hereof to the extent the same covers and affects the Louisiana Indenture Estate subject to the terms and provisions hereof; provided, further, that to the extent permitted from time
                       --------  -------
to time by Louisiana law, the Individual Indenture Trustee shall confer with and obtain the concurrence of the Corporate Indenture Trustee prior to taking any such action. Every other co-trustee and separate trustee hereunder and, to the extent not inconsistent with the immediately preceding sentence, the Individual Indenture Trustee, shall, to the extent permitted by law and except as otherwise expressly provided in any Operative Document, be appointed and act, and the Indenture Trustee and its successors shall act, subject to the following provisions and conditions:

          (i) the Secured Notes shall be authenticated and delivered by the Corporate Indenture Trustee, and all powers, duties, obligations and rights conferred upon the Indenture Trustee in respect of the receipt, custody, control, payment and management of moneys, papers or securities, shall be exercised, solely by the Indenture Trustee;

         (ii) all other rights, powers, duties and obligations conferred or imposed upon the Indenture Trustee shall be conferred or imposed upon and exercised or performed by the Indenture Trustee and such co-trustee or co-trustees or separate trustee or trustees jointly, except to the extent that under any applicable law or in any jurisdiction in which any particular act or acts are to be performed, the Indenture Trustee shall be incompetent or unqualified to perform such act or acts, in which event such rights, powers, duties and obligations shall be exercised and performed by such co-trustee or co-trustees or separate trustee or trustees; but subject to the same limitations in any exercise of his, her or its power and authority as those to which the Indenture Trustee is subject under the terms of this Indenture;

        (iii) notwithstanding anything herein contained to the contrary, no power given hereby to, or which it is provided hereby may be exercised by, any such co-trustee or co-trustees or separate trustee or trustees, shall be exercised hereunder by such additional trustee or trustees except jointly with, or with consent in writing of, the Indenture Trustee;

         (iv) no trustee hereunder shall be personally liable by reason of any act or omission of any other trustee hereunder;

          (v) the powers of any co-trustee(s) or separate trustee(s) appointed pursuant to this Section 8.03 shall not in any case exceed those of the Indenture Trustee hereunder; and

          (vi) the Owner Trustee and the Indenture Trustee, at any time, by an instrument in writing executed by them jointly, may remove any such trustee, and in that case, by an instrument in writing executed by them jointly, may appoint a successor or successors to such co-trustee or co-trustees or separate trustee or trustees, as the case may be. In the event that the Owner Trustee shall not have joined in the execution of any such instrument within fifteen (15) days after the receipt of a written request from the Indenture Trustee to do so, the Indenture Trustee shall have the power to remove any such co-trustee or separate trustee and to appoint a successor co-trustee or separate trustee without the concurrence of the Owner Trustee. In the event that the Indenture Trustee alone shall have appointed a separate trustee or trustees or co-trustee or co-trustees as above provided in this Section 8.03, it may at any time, by an instrument in writing, remove any such separate trustee or co-trustee, the successor to any such separate trustee or co-trustee so removed to be appointed by the Owner Trustee and the Indenture Trustee, or by the Indenture Trustee alone, as provided in this Section 8.03.

                              ARTICLE IX

                       SUPPLEMENTS AND AMENDMENTS TO THIS
                         INDENTURE AND OTHER DOCUMENTS

          SECTION 9.01.  Indenture Supplements Without Consent of Holders.  The
                         ------------------------------------------------
Owner Trustee and the Indenture Trustee, without the consent of any Holder and at any time and from time to time, may enter into one or more amendments or supplements to this Indenture, in form satisfactory to each of the Owner Trustee and Indenture Trustee, for any of the following purposes:

          (a) to subject to the Lien of this Indenture additional property constituting part of the Indenture Estate pursuant to a supplement to this Indenture;

          (b) to correct or amplify the description of any property at any time subject to the Lien of this Indenture;

          (c) to add to the covenants of the Owner Trustee for the benefit of the Holders or to surrender any right or power herein conferred upon the Owner Trustee, the Owner Participant or the Lessee;

          (d) to cure any ambiguity, to correct or supplement any provision herein or in the Secured Notes which may be defective or inconsistent with any other provisions of this Indenture, provided that such action shall not
                                             --------
     adversely affect the interests of any Holder;

          (e) to provide for the assumption by the Lessee of the obligations of the Owner Trustee hereunder in accordance with the terms and conditions applicable thereto specified in Section 3.04, including without limitation, such amendments to Exhibit C as may be necessary or desirable in order to effectuate such assumption and accomplish the purposes thereof (provided
                                                                     --------
     that such amendments to Exhibit C shall not adversely affect the interests of the Loan Participants);

          (f) to evidence the succession of a new Owner Trustee in accordance with the Trust Agreement or the succession of a new Indenture Trustee hereunder or the appointment or removal of any co-trustee or separate trustee thereunder or hereunder;

          (g) to convey, transfer, assign, mortgage or pledge any property to or with the Indenture Trustee or to make any other provisions with respect to matters or questions arising hereunder so long as such action shall not adversely affect the interests of the Loan Participants;

          (h)  to add to the rights of the Loan Participants;

          (i) to include on the Secured Notes any legend as may be required by law; or

          (j) to provide for the establishment and issuance of (A) Additional Notes pursuant to Section 14 of the Participation Agreement or Section 2.08 or (B) Refunding Secured Notes in connection with a refunding or refinancing pursuant to Section 15 of the Participation Agreement or
     Section 3.05.

          SECTION 9.02.  Supplements and Amendments to Indenture with Consent of
                         -------------------------------------------------------
Holders of Notes.  (a) Without the consent of a Majority in Interest of Holders
- ----------------
of Notes, the respective parties to the Lease, the Participation Agreement and the Trust Agreement may not modify, amend or supplement any of such agreements, or give any consent, waiver, authorization or approval thereunder, for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions thereof or of modifying in any manner the rights of the respective parties thereunder; provided, however, that the actions specified in
                               --------  -------
Section 9.02(c) may be taken without the consent of the Indenture Trustee or any Holder.

          (b) Except as provided in Section 9.01 or 9.02(c) or 9.02(d), at any time and from time to time, with the consent of a Majority in Interest of Holders of Notes and upon the written request of the Owner Trustee, the Indenture Trustee (x) shall execute an amendment or supplement to this Indenture for the purpose of adding provisions to, or changing in any manner or eliminating any of the provisions of, this Indenture, or (y) shall execute an amendment or supplement to, or give a consent, waiver, authorization or approval, for the purposes of adding any provisions to or changing in any manner or eliminating any of the provisions of, the Participation Agreement, or (z) shall consent to any amendment or supplement to, or give a consent, waiver, authorization or approval, for the purposes of adding any provisions to or changing in any manner or eliminating any of the provisions of, any of the other Operative Documents; provided, however, that no such amendment or supplement to
                     --------  -------
this Indenture, or consent, waiver, authorization, approval, amendment or supplement to the Participation Agreement or any such other Operative Document (whether pursuant to subsection (a) or (c) of this Section 9.02, and anything in such subsections or elsewhere in this Indenture to the contrary notwithstanding) shall, without the consent of each Holder of a Secured Note then Outstanding:

               (i) change the stated maturity of the principal of, or any installment of interest on, or any mandatory or optional repayment, purchase or redemption provision with respect to, any Secured Note, or change the principal amount thereof or any other amount payable in respect thereof or reduce the Make-Whole Amount, if any, or interest thereon, or change the place of payment where, or the coin or currency in which, any Secured Note or the interest thereon is payable;

              (ii) permit the creation of any Lien on the Indenture Estate not otherwise permitted hereunder or deprive any Holder of the benefit of the Lien of this Indenture upon the Indenture Estate, or any portion thereof, for the security of its Secured Notes;

             (iii) change the percentage of the aggregate principal amount of Secured Notes required to take or approve any action hereunder or any other Operative Document;

              (iv) modify the definitions of "Indenture Default", "Indenture Event of Default", "Majority in Interest of Holders of Notes", "Lease Default" or "Lease Event of Default";

               (v) modify the order of priorities in which distributions are to be made under Article IV;

              (vi) reduce the amount or change the time of any payment of Basic Rent, Stipulated Loss Value, Early Buy-Out Purchase Price or Termination Value, except as expressly permitted pursuant to the terms of the Lease or the Participation Agreement as executed on the date hereof, so that such payments would be insufficient to pay principal of and interest on the outstanding Secured Notes as they become due hereunder, or change any of the circumstances under which Stipulated Loss Value, Early Buy-Out Purchase Price or Termination Value is payable or reduce the amount or change the time or any of the circumstances of payment of Supplemental Rent pursuant to Section 3.2(b) of the Lease;

               (vii) [Intentionally Omitted];

               (viii)  modify, amend or supplement any of the provisions of this
     Section 9.02;

               (ix) modify, amend or supplement the Lease, or consent to any assignment of the Lease (other than an assignment pursuant to Section 14.2 of the Lease), in either case releasing the Lessee from its obligations in respect of the payment of Basic Rent, Supplemental Rent payable pursuant to
     Section 3.2(b) of the Lease, Stipulated Loss Value, Early Buy-Out Purchase Price or Termination Value, or changing the absolute and unconditional character of such obligations as set forth in Section 3.6 of the Lease; or

               (x) adversely affect any indemnities in favor of any Holder as provided pursuant to the terms of any Operative Document, except as may be consented to by each Person adversely affected thereby.

          (c) Notwithstanding anything to the contrary contained in Section 9.02(b) (except as provided in the proviso to Section 9.02(b)), (x) without the necessity of the consent of any of the Holders or the Indenture Trustee, the Owner Trustee may and (y) in the case of clauses (iii) and (iv) of this Section 9.02(c), without the consent of any of the Holders, the Indenture Trustee may:

          (i) so long as no Indenture Event of Default shall have occurred and be continuing, modify, amend or supplement the Lease, or give any consent, waiver, authorization or approval with respect thereto, except that without compliance with Section 9.02(b), the Owner Trustee shall not modify, amend or supplement, or give any consent, waiver, authorization or approval for the purposes of adding any provisions to or changing in any manner or eliminating any of the provisions thereof or of modifying in any manner the rights of the respective parties thereunder, with respect to the following provisions of the Lease as originally executed: Section 2 (if the result thereof would be to shorten the term of the Lease to a period shorter than the period ending with the maturity date of the Secured Notes), Section 3.1, 3.2, Section 3.3, Section 3.5, Section 3.6, Section 6, Section 7 (except that the procedures for soliciting bids may be modified and further restrictions may be imposed on the ability of the Lessee to terminate the Lease pursuant to such Section 7), Section 9.1, Section 10, Sections 11.1 through 11.7 (other than Section 11.5(c)), Section 12,
     Section 13 (except that additional insurance
     requirements may be imposed on the Lessee), Section 14, Section 15, Section 16, Section 18.1, Section 19.3 and any definition of terms used in the Lease, to the extent that any modification of such definition would result in a modification of the Lease not permitted pursuant to this Section 9.02(b), provided that, subject to the next proviso, in the event an
              --------
     Indenture Event of Default shall have occurred and be continuing, the Indenture Trustee shall have all rights of the Owner Trustee as "Lessor" under the Lease to modify, amend or supplement the Lease or give any consent, waiver, authorization or approval thereunder, for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions thereof or of modifying in any manner the rights of the "Lessor" thereunder; provided further that, without the prior consent of
                          -------- -------
     the Owner Trustee, and subject to the Indenture Trustee's rights to exercise remedies under Section 16 of the Lease without the prior consent of the Owner Trustee, whether or not an Indenture Event of Default shall have occurred and be continuing, no such action shall be taken with respect to any of the provisions of Sections 1 (if any modification of a definition contained therein would result in a modification of the Lease not permitted by this proviso), 3, 4, 5, 6, 7, 8.2, 10, 11, 12, 13 (except to increase the amounts or types of insurance the Lessee must provide thereunder at its expense), 14, 15, 17, 18 and 19 of the Lease, or any other Section of the Lease (including Section 16 of the Lease) to the extent such action shall affect the amount or timing of any amounts payable by the Lessee under the Lease as originally executed (or as subsequently modified with the consent of the Owner Trustee) which, absent the occurrence and continuance of an Indenture Event of Default, would be distributable to the Owner Trustee or the Owner Participant under Article IV;

         (ii) modify, amend or supplement the Trust Agreement, or give any consent, waiver, authorization or approval with respect thereto, except that without compliance with Section 9.02(b), the Owner Trustee shall not modify, amend or supplement, or give any consent, waiver, authorization or approval for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions thereof or of modifying in any manner the rights of the respective parties thereunder, with respect to the following provisions of the Trust Agreement as originally executed:
     Section 1, Section 3.2, Section 3.3, Section 5.1, Section 9.1, Section 10,
     Section 11.1, Section 12.7 and any definition of terms used in the Trust Agreement, to the extent that any modification of such definition would result in a modification of the Trust

     Agreement not permitted pursuant to this Section 9.02(c), and in each case only to the extent any such action shall adversely impact the interests of the Holders;

        (iii) modify, amend or supplement the Participation Agreement, or give any consent, waiver, authorization or approval with respect thereto, except that without compliance with Section 9.02(b), the Owner Trustee and the Indenture Trustee shall not modify, amend or supplement, or give any consent, waiver, authorization or approval for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions thereof or of modifying in any manner the rights of the respective parties thereunder, with respect to the following provisions of the Participation Agreement as originally executed: Section 2, Section 3,
     Section 4, Section 5, Section 6, Section 8, Section 10 (other than an amendment to add to the covenants of the Lessee), Section 11.1, Section 11.2, Section 11.4, Section 11.6, Section 12 (insofar as such Section 12 relates to the Indenture Trustee, the Indenture Estate and the Holders) and, to the extent the Loan Participants would be adversely affected thereby, Section 15 and Section 16 and any definition of terms used in the Participation Agreement to the extent that any modification of such definition would result in a modification of the Participation Agreement not permitted pursuant to this Section 9.02(c); and

         (iv) modify, amend or supplement any of said agreements in order to cure any ambiguity, to correct or supplement any provisions thereof which may be defective or inconsistent with any other provision thereof or of any provision of this Indenture, or to make any other provision with respect to matters or questions arising thereunder or under this Indenture which shall not be inconsistent with the provisions of this Indenture, provided the making of any such other provision shall not adversely affect the interests of the Holders unless such provision corrects a mistake or cures an ambiguity.

          (d) The Indenture Trustee, without the consent of any Holder and at any time and from time to time, may enter into one or more amendments or supplements to the Participation Agreement, in form satisfactory to the Indenture Trustee, for any of the following purposes:

          (i) to add to the covenants of any other party thereto for the benefit of the Indenture Trustee or the Holders or to surrender any right or power therein conferred upon any other party thereto;

          (ii) to cure any ambiguity, or to correct or supplement any provision therein which may be defective or inconsistent with any other provisions thereof, provided that such action shall not adversely affect the interest
              --------
     of any Holder;

          (iii) to provide for the assumption by the Lessee of the obligations of the Owner Trustee under this Indenture in accordance with the terms and conditions applicable thereto specified in Section 3.04, including without limitation, such amendments to Exhibit C to this Indenture or the Participation Agreement as may be necessary or desirable in order to effectuate such assumption and accomplish the purposes thereof (provided
                                                                     --------
     that such amendments to such Exhibit C or the Participation Agreement shall not adversely affect the interests of the Loan Participants);

          (iv) to evidence the succession of a new Owner Trustee in accordance with the Trust Agreement or the succession of a new Indenture Trustee hereunder or the appointment or removal of any co-trustee or separate trustee thereunder or hereunder;

          (v) to make any other provisions with respect to matters or questions arising under the Participation Agreement so long as such action shall not adversely affect the interests of the Loan Participants;

          (vi) to add to the rights of the Indenture Trustee or the Holders; or

          (vii) to provide for the establishment and issuance of (1) Additional Notes pursuant to Section 14 of the Participation Agreement or Section 2.08 or (2) Refunding Secured Notes in connection with a refunding or refinancing pursuant to Section 15 of the Participation Agreement or
     Section 3.05.

          (e) It shall not be necessary for Holders to approve the particular form of any proposed amendment or supplement to this Indenture, or any amendment, consent, waiver or other modification of any other Operative Document, but it shall be sufficient if such action shall approve the substance thereof.

          SECTION 9.03.  Execution of Indenture Supplement, Amendments, Etc.  In
                         --------------------------------------------------
executing or accepting the additional trusts created by any amendment or supplement to this Indenture, or any amendment, consent, waiver or other modification permitted by this Article IX or the modifications thereby of the trusts created by this Indenture, each of the Indenture Trustee and the Owner Trustee shall be entitled to receive, and (subject to

Section 6.01 and Section 6.02) shall be fully protected in relying upon, an opinion of independent counsel stating that the execution of such amendment or supplement to this Indenture, or of such amendment, consent, waiver or modification, is authorized or permitted by this Indenture. Either of the Indenture Trustee or the Owner Trustee may, but shall not be obligated to, enter into any such amendment or supplement to this Indenture which affects its own rights, duties or immunities under this Indenture or otherwise.

          SECTION 9.04.  Effect of Indenture Supplement.  Upon the execution of
                         ------------------------------
any amendment or supplement to this Indenture pursuant to this Article IX, this Indenture shall be modified in accordance therewith, and such amendment or supplement shall form a part of this Indenture for all purposes; and every Holder of a Secured Note theretofore or thereafter authenticated and delivered hereunder shall be bound thereby.

          SECTION 9.05.  Reference in Secured Notes to Indenture Supplements.
                         ---------------------------------------------------
Secured Notes authenticated and delivered after the execution of any amendment or supplement pursuant to this Article IX may, and shall if required by the Indenture Trustee, bear a notation in form approved by the Indenture Trustee as to any matter provided for in such amendment or supplement. If the amendment or supplement to this Indenture shall so provide, new Secured Notes so modified as to conform, in the opinion of the Indenture Trustee and the Owner Trustee, to any such amendment or supplement may be prepared and executed by the Owner Trustee and authenticated and delivered by the Corporate Indenture Trustee in exchange for outstanding Secured Notes.

          SECTION 9.06.  Notices of Indenture Supplements and Amendments, Etc.
                         ----------------------------------------------------
Promptly after the execution by the Owner Trustee and the Indenture Trustee of any amendment or supplement to this Indenture, or any amendment, consent, waiver or other modification pursuant to the provisions hereof, the Indenture Trustee shall send a conformed copy of such instrument to each Holder, the Lessee, the Owner Trustee and the Owner Participant but the failure of the Indenture Trustee to send such a conformed copy shall not impair or affect the validity of such document.

          SECTION 9.07.  Lessee Rights.  Without the consent of the Lessee, no
                         -------------
amendment or supplement to this Indenture or amendment, waiver or other modification of any provision of this Indenture shall alter or modify the provisions of Section 5.09 or this Section 9.07.

                                   ARTICLE X

                                 MISCELLANEOUS

          SECTION 10.01. Termination of Indenture.  This Indenture and the
                         ------------------------
trusts created hereby shall terminate, and this Indenture shall be of no further force or effect, upon the payment in full of the principal of and interest on and all other amounts due and payable under all Secured Notes and all other amounts due and payable to any Holder or the Indenture Trustee hereunder or under any other Operative Document. The foregoing shall not impair any rights of a Holder in respect of indemnification or other claims which may be available against any party under the terms of any other Operative Document. Except as otherwise provided in the preceding sentence, this Indenture and the trusts created hereby shall continue in full force and effect in accordance with the terms hereof.

          SECTION 10.02. No Legal Title to Indenture Estate in Holders.  No
                         ---------------------------------------------
Holder shall have legal title to any part of the Indenture Estate. No transfer, by operation of law or otherwise, of any Secured Note or other right, title and interest of any Holder in and to the Indenture Estate or hereunder shall operate to terminate this Indenture or entitle such Holder or any successor or transferee of such Holder to an accounting or to the transfer to it of any legal title to any part of the Indenture Estate.

          SECTION 10.03. Power of Attorney.  The Owner Trustee does hereby
                         -----------------
constitute the Indenture Trustee its true and lawful attorney-in-fact, irrevocably and coupled with the interest of the Indenture Trustee created by this Indenture, so long as any Secured Notes are Outstanding and so long as there are any other amounts due hereunder, under any other Operative Documents, or under the Secured Notes, with full power (in the name of and as attorney-in-fact for the Owner Trustee or otherwise) to ask for, require, demand and receive any and all moneys and claims for moneys, and all other property, which now or hereafter constitutes part of the Indenture Estate, to endorse any checks or other instruments or orders in connection therewith and to file any claims or to take any action, or to institute any proceedings, which the Indenture Trustee may deem to be necessary or advisable in the premises. The Owner Trustee has directed the Indenture Trustee to make all necessary conveyances, assignments, transfers and deliveries of the Indenture Estate and any rights hereunder pursuant to the provisions of this Indenture, and for that purpose the Indenture Trustee may execute all necessary instruments of conveyance, assignment and transfer, and may substitute one or more persons with like power, and the Owner Trustee hereby ratifies and confirms all that the Indenture Trustee, acting as its attorney, or any such substitute, shall lawfully do by virtue hereof and whether pursuant to the exercise of any remedies hereunder or otherwise.

          SECTION 10.04. Regarding the Owner Trustee.
                         ---------------------------
          (a) Except as expressly provided herein, all and each of the representations, warranties, undertakings and agreements herein made on the part of the Owner Trustee are made and intended not as personal representations, warranties, undertakings and agreements by or for the purpose or with the intention of binding the Owner Trustee personally but are made and intended for the purpose of binding only the Trust Estate (including the Louisiana Trust Estate), and this Indenture is executed and delivered by the Owner Trustee solely in the exercise of the powers expressly conferred upon it as trustee under the Trust Agreement; and no personal liability or responsibility is assumed hereunder by, or at any time shall be enforceable against, the Owner Trustee or any successor in trust on account of any representation, warranty, undertaking or agreement hereunder of the Owner Trustee, either expressed or implied, all such personal liability, if any, being expressly waived by the Indenture Trustee; provided, however, that (a) the Indenture Trustee or any
                   --------  -------
Person claiming by, through or under it, making claim hereunder, may subject to the terms and conditions hereof, look to the Trust Estate for satisfaction of such liability or responsibility and (b) the Corporate Owner Trustee and the Individual Owner Trustee or its respective successor in trust, as applicable, shall be personally liable, jointly and severally, for its own and the Individual Owner Trustee's gross negligence and willful misconduct and for the matters described in clauses (i) through (v) of the last sentence of Section 7.1 of the Trust Agreement. Subject to the terms and conditions hereof, each time a successor Owner Trustee is appointed in accordance with the terms of the Trust Agreement, such successor Owner Trustee shall, without further act, succeed to all the rights, duties, immunities and obligations of its predecessor Owner Trustee hereunder and under the other Operative Documents, and the predecessor Owner Trustee shall be released from all further duties and obligations hereunder and under the other Operative Documents, all without the necessity of any consent or approval by the Indenture Trustee and without in any way altering the terms of this Indenture or such other Operative Documents or the obligations of the Indenture Trustee hereunder or thereunder.

          (b) As to the aggregate unpaid principal amount of Secured Notes Outstanding as of any date, the Owner Trustee may rely on an Officer's Certificate of the Corporate Indenture Trustee.

          SECTION 10.05. Notices.  All communications, notices and consents
                         -------
provided for in this Indenture shall be in writing and shall be given in person or by courier or by means of telex, telecopy or other wire transmission (with request for assurance of receipt in a manner typical with respect to communications of that type), or mailed by first class mail or overnight courier, addressed, in the case of the Owner Trustee, to Fleet National Bank of Connecticut, 77 Main Street, MSN 238, Hartford, CT 06115, Attention: Corporate Trust Administration (telephone: (860) 986-4236; telecopier: (860) 986-7920), in the case of the Indenture Trustee, to First Security Bank of Utah, National Association, 79 South Main Street, Salt Lake City, UT 84111, Attention:
Corporate Trust Department (telephone: (801) 246-5630; telecopier: (801) 246-
5053); and, in the case of all other parties, as set forth in Schedule 1 to the Participation Agreement or at such other address as any such Person may from time to time designate by notice duly given in accordance with the provisions of this Section 10.05 to the other parties hereto and shall be deemed given when received by (or when proffered to, if receipt is not accepted) the party to whom it is addressed.

          SECTION 10.06. Severability of Provisions.  Any provision of this
                         --------------------------
Indenture which may be determined by competent authority to be invalid or unenforceable in such jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity or unenforceability without invalidating or rendering unenforceable any remaining terms and provisions hereof, and any such invalidity or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction. The parties shall negotiate in good faith to replace such provision with an appropriate legal provision. To the extent permitted by applicable law, the parties hereto waive any provision thereof that renders any term or provision hereof invalid or unenforceable in any respect.

          SECTION 10.07. No Oral Modification or Continuing Waivers.  No term
                         ------------------------------------------
or provision of this Indenture or the Secured Notes may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party or the person against whom enforcement of the change, waiver, discharge or termination is sought; and any waiver of the terms hereof or of any Secured Note shall be effective only in the specific instance and for the specific purpose given.

          SECTION 10.08. Successors and Assigns.  All covenants and agreements
                         ----------------------
contained herein shall be binding upon each of the parties hereto and their respective successors and permitted assigns, and inure to the benefit of each of the parties hereto and their respective successors and permitted assigns, all as herein provided.

Any request, notice, direction, consent, waiver or other instrument or action by any Holder shall bind the successors and assigns of such Holder. This Indenture and the Indenture Estate shall not be affected by any amendment or supplement to the Trust Agreement or by any other action taken under or in respect of the Trust Agreement, except as otherwise provided in or permitted by this Indenture. Each Holder by its acceptance of a Secured Note agrees to be bound by this Indenture and all provisions of the Operative Documents applicable to it.

          SECTION 10.09. Headings; Table of Contents.  The division of this
                         ---------------------------
Indenture into Articles, Sections, subsections and paragraphs, the provision of a table of contents and the insertion of headings are for convenience of reference only and shall not affect the construction or interpretation hereof.

          SECTION 10.10. Normal Commercial Relations.  Notwithstanding anything
                         ---------------------------
contained in this Indenture to the contrary, any Participant, the Indenture Trustee, the Owner Trustee, or bank or other affiliate of any such Person may conduct any banking or other financial transactions and have banking or other commercial relationships with the Lessee, fully to the same extent as if this Indenture were not in effect.

          SECTION 10.11. Governing Law.  THIS INDENTURE SHALL BE GOVERNED BY,
                         -------------
AND SHALL BE CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK, EXCEPT TO THE EXTENT THAT THE LAWS OF ANY OTHER JURISDICTION MAY BE MANDATORILY APPLICABLE TO THE CREATION, PERFECTION AND/OR ENFORCEMENT OF THE LIENS CREATED BY THIS INDENTURE.

          SECTION 10.12. Execution.  This Indenture may be executed in separate
                         ---------
counterparts by the parties thereto, each of which, when so executed and delivered, shall be an original, but all such counterparts shall together constitute but one and the same instrument.

          SECTION 10.13. Security Agreement.  This Indenture shall constitute a
                         ------------------
security agreement and, in addition to all other rights of the Indenture Trustee hereunder, the Indenture Trustee shall have for the benefit of the Holders all of the rights conferred upon secured parties by the UCC and any other similar legislation as from time to time in effect in any applicable jurisdiction.

          SECTION 10.14. Benefits of Indenture.  Nothing in this Indenture,
                         ---------------------
whether express or implied, shall be construed to give to any Person other than the parties hereto, the Holders and (to the extent expressly provided herein) the Owner Participant any legal or equitable right, remedy or claim under or in respect of this Indenture or the

Secured Notes, and this Indenture shall be held for the sole and exclusive benefit of the parties hereto, the Holders and (to the extent expressly provided herein) the Owner Participant.

          SECTION 10.15. Personal Property.  Notwithstanding the recording of
                         -----------------
this Indenture in the mortgage records of St. Mary Parishes, Louisiana, it is intended by the parties hereto that, the Undivided Interest and every portion thereof is moveable or personal property, and shall remain moveable or personal property, to the maximum extent permitted by law. To the maximum extent permitted by law, the parties agree that the Undivided Interest shall constitute moveable or personal property and shall not become fixtures or otherwise become part of the real estate or immovable property underneath the Production System.

          SECTION 10.16. Individual Indenture Trustee.  The Individual Indenture
                         ----------------------------
Trustee signs this Indenture to accept the duties and responsibilities granted hereunder.

          SECTION 10.17 Special Louisiana Provisions.
                        ----------------------------

          (a) The assignment of Lease and Rent provided in this Indenture is made pursuant to La. R.S. 9:4401 et seq.
                                 -- ---

          (b)  Pursuant to the provisions of La. R.S. 9:5301 et seq., each of
                                                             -- ---
the Holders has appointed the Indenture Trustee as agent, fiduciary and mortgagee in the exercise of all of the Holder's rights and remedies under this Indenture.

          (c) The Secured Notes and other Indenture Indebtedness have not been paraphed for identification with this Indenture.

          (d) The taxpayer identification number of the Owner Trustee is 06-6420276, the taxpayer identification number of the Corporate Indenture Trustee is 87-0131890 and the taxpayer identification number of the Individual Indenture Trustee is ###-##-####.

          (e) The maximum amount of the Indenture Indebtedness that this Indenture (including the assignment of Lease and Rent contained herein) secures that may be outstanding at any time and from time to time is fixed at $1,000,000,000, and the maximum amount which the Indenture Trustee or the Holders may claim for damages that the Indenture Trustee or the Holders may suffer from a breach of any covenant, condition or agreement secured by this Indenture (other than for the payment of money) is fixed at $$1,000,000,000.

          (f) For purposes of executory process, the Owner Trustee acknowledges the Indenture Indebtedness secured hereby, whether now existing or to arise hereafter, and confesses judgment thereon if not paid when due. Upon the occurrence of an Event of Default and at any time thereafter so long as the same shall be continuing, and, so long as the Indenture Trustee has complied with all of its obligations hereunder, including those set forth in Section 5.04, in addition to all other rights and remedies granted to the Indenture Trustee hereunder, it shall be lawful for and the Owner Trustee hereby authorizes the Indenture Trustee, without making a demand or putting the Owner Trustee into default, and putting in default being expressly waived, to cause all and singular the Indenture Estate to be seized and sold after due process of law, the Owner Trustee waiving the benefit of any and all laws or parts of laws relative to appraisement of property seized and sold under executory process or other legal process, and consenting that the Indenture Estate be sold without appraisement, either in its entirety or in lots or parcels, as the Indenture Trustee may determine, to the highest bidder for cash or on such other terms as the Indenture Trustee in such proceeding may direct. The Indenture Trustee shall be granted all rights and remedies granted a mortgagee or secured party under applicable Louisiana law, including the Uniform Commercial Code in effect in the State of Louisiana.

          (g) The Owner Trustee hereby waives: (i) the benefit of appraisement provided for in articles 2332, 2336, 2723 and 2724 of the Louisiana Code of Civil Procedure and all other laws conferring the same; (ii) the demand and three days notice of demand as provided in articles 2629 and 2721 of the Louisiana Code of Civil Procedure; and (iii) the three days delay provided for in articles 2331 and 2722 of the Louisiana Code of Civil Procedure.

          THUS DONE AND PASSED on this 12th day of December, 1995, but effective for all purposes as of December 12, 1995, before me, the undersigned Notary Public, in and for the County of New York, State of New York, and in the presence of the undersigned competent witnesses, who have hereunto signed their names with the Corporate Owner Trustee, the Individual Owner Trustee, the Corporate Indenture Trustee, the Individual Indenture Trustee and me, said Notary, after reading of the whole.

WITNESSES TO ALL SIGNATURES:  FLEET NATIONAL BANK OF CONNECTICUT, not in its
                              individual capacity, except as expressly provided herein, but solely as Corporate Owner Trustee

____________________________  By:/s/ Michael M. Hopkins
                                 ---------------------------
____________________________  Its: Vice President
                                  --------------------------


                              MICHAEL M. HOPKINS, not in his individual capacity, except as expressly provided herein, but solely as Individual Owner Trustee

                              /s/ Michael M. Hopkins
                              ------------------------------
                              Michael M. Hopkins



                              FIRST SECURITY BANK OF UTAH, NATIONAL ASSOCIATION, not in its individual capacity, except as expressly provided herein, but solely as Corporate Indenture Trustee

                              By:/s/ Val T. Orton
                                 ---------------------------
                              Its: Vice President
                                  --------------------------

                               [SIGNATURE PAGE]
                                      76
[TRUST INDENTURE]

                              VAL T. ORTON, not in his individual capacity, except as expressly provided herein, but solely as Individual Indenture Trustee

                              /s/ Val T. Orton
                              ----------------------------
                              Val T. Orton




                       ---------------------------------
                                 NOTARY PUBLIC
                       In and for the County of New York,
                               State of New York

                       My commission expires:____________

                               [SIGNATURE PAGE]
                                      77
[TRUST INDENTURE]

                                                                      Schedule 1
                                                                    to Indenture
                                                                    ------------

            DESCRIPTION OF UNDIVIDED INTEREST IN PRODUCTION SYSTEM
            ------------------------------------------------------

A forty percent undivided interest in the Production System described below:


PIPELINE
- --------


     The Pipeline is comprised of the following:

          54 MILE 12 3/4" GAS PIPELINE
          54 MILE 12 3/4" OIL PIPELINE
          RISER CONNECTION
          SUBSEA CONNECTIONS
          SALES GAS METER SKID/PIG LAUNCHER
          12" SALES GAS LINE - P/L
          SALES OIL LACT UNIT/PIG LAUNCHER
          8" SALES OIL LINE

     The Pipeline is installed on the rights-of-way and in the locations described in paragraphs 1-4 on Schedule 1-1 which is attached hereto and made a part hereof for all purposes.


PLATFORM
- --------

     The vessel ENSERCH GARDEN BANKS, including boats, tackles, mooring system, drilling rig with associated equipment, and other appurtenances belonging to the said vessel, of Panamanian nationality, carrying Provisional Navigation License (Patente) Number 8521-PEXT-5, with call letters H3BT and the following dimensions; length 107.29 mts; breadth 84.48 mts; and depth
     36.58 mts; registered tonnages: gross 14,817; net 4445.

     The Platform is located on the following Oil and Gas Lease, Outer Continental Shelf, Gulf of Mexico, United States of America:

          Garden Banks 388
          ML OL 77
          MMS Serial No.:  OCS-G 7486
          Effective date of lease:  October 1, 1984
          Lessor:  United States of America
          Lessee:  Placid Oil Company, et al.
          Legal Description:

                                    SCH-1-1

          Block 388, Garden Banks Area, OCS Official Protraction Diagram, NG 15-2, containing approximately 5,760 acres.


SHALLOW WATER PROCESSING FACILITY
- ---------------------------------

     The Shallow Water Processing Facility is comprised of the following:

          4 PILE JACKET
          DECK
          CRANE
          QUARTERS BUILDING
          MISCELLANEOUS PUMPS
          FLASH GAS COMPRESSOR
          WATER TREATMENT SYSTEM
          MOTOR CONTROL CENTER BLDG/CONTROL
          INSTRUMENTATION
          SUMP TANKS
          VENT SNUFFING UNIT
          FLAME ARRESTORS
          LIFE SUPPORT
          FIRE FIGHTING EQUIPMENT
          OIL TREATING
          LOW PRESSURE OIL SEPARATOR
          LACT UNIT
          VAPOR RECOVERY UNIT
          GLYCOL SYSTEM
          HIGH/LOW PRESSURE RELIEF SCRUBBER
          HEAT MEDIUM SYSTEM
          PIPELINE SLUG CATCHER
          PIPELINE PIG RECEIVER/LAUNCH
          FIREWATER PUMP
          PIPELINE PUMPS
          INSTRUMENT UTILITY AIR COMPRESSOR
          GAS COMPRESSOR
          TURBINE GENERATOR SKID
          LOW PRESSURE CRUDE OIL SURGE TANK
          FUEL GAS FILTER SKID
          STANDBY DIESEL GENERATOR
          SHOP BUILDING
          HIGH PRESSURE WASHDOWN UNIT

     The Shallow Water Processing Facility is installed on the right-of-way and in the location identified in paragraph 5 of Schedule 1-1 which is attached hereto and made a part hereof for all purposes.

                                    SCH-1-2

TEMPLATE
- --------

     The Template is comprised of the following:

          24 SLOT SUBSEA DRILLING AND PRODUCTION TEMPLATE AND PIPING
          RISER BASE
          EXPORT PIPE CONNECTIONS
          PRODUCTION CONTROLS
          PIG LAUNCHER
          SURFACE CONTROLS
          SURFACE & SUBSEA DISTRIBUTION
          ELECTRICAL POWER SUPPLY
          TEST EQUIPMENT
          HYDRAULIC POWER SUPPLY-3

     The Template is located at the same location as the Platform.

PRODUCTION RISER
- ----------------

The Production Riser System is identified as a "Cooper-Cameron Free-standing Production Riser". It is comprised of two (2) basic parts: (1) a free-standing riser and (2) flexible conduits. The free-standing riser is a package of fifty
(50) hard pipelines (forty-eight (48) three and one-half inch (3 1/2") diameter pipelines--two (2) per well slot for the twenty-four (24) well slots, one twelve inch (12") diameter pipeline, and one eight inch (8") diameter pipeline) and two
(2) control umbilicals, surrounding a forty-two inch (42") diameter structural center column measuring +/- two thousand feet (2000') in length; this column is attached at its base to the Subsea Template and terminates at a water depth of +/- one hundred eighty feet (180') below the water surface. The flexible conduits begin at the top of the free-standing riser where the riser's fifty
(50) hard pipelines connect to an equal number of continuous flexible pipelines and the two (2) control umbilicals continue, all of which then extend for a length of +/- three hundred (300') until they terminate at connections on the pontoons (subsea porches) of the PLATFORM.

          The Production Riser is located at the same location as the platform.

                                    SCH-1-3

                                                                    Schedule 1-1
                                                                    to Indenture
                                                                    ------------

The Components of the Pipeline System are located as follows:

1.   12 3/4" Gas Pipeline:  12" Gas Pipeline Right-of-Way extending from
     --------------------
     Platform B (Shallow Water Facility), Block 315, Eugene Island Area to Block 388, Garden Banks Area. Approved by the Minerals Management Service, U.S. Department of the Interior, May 19, 1994, and assigned Right-of-Way No. OCS-G 14290, Segment No. 10229.

2.   12 3/4" Oil Pipeline:  12" Oil Pipeline Right-of-Way extending from
     --------------------
     Platform B (Shallow Water Facility) Block 315, Eugene Island Area to Block 388, Garden Banks Area. Approved by the Minerals Management Service, U.S. Department of the Interior, May 19, 1994, and assigned Right-of-Way No. OCS-G 14288, Segment No. 10227.

3.   12 3/4" Gas Export Pipeline:  Plat and legal description of 12" Gas Export
     ---------------------------
     Pipeline Right-of-Way extending from Platform B (Shallow Water Facility), Block 315, Eugene Island Area to Sea Robin Pipeline Company's 24 inch pipeline (OCS-G 19071). Approved by the Minerals Management Service, U.S. Department of the Interior, April 29, 1994, and assigned Right-of-Way No. OCS-G 14678, Segment No. 10267.

4.   8 6/8" Oil Export Pipeline:  Plat and legal description of 8 3/4" Oil
     --------------------------
     Export Pipeline Right-of-Way extending from Platform B (Shallow Water Facility), Block 315, Eugene Island Area to Texaco Pipeline Inc.'s 20 inch pipeline (OCS-G 3303). Approved by the Minerals Management Service, U.S.Department of the Interior, April 21, 1994, and assigned Right-of-Way No. OCS-G 14287, Segment No. 10226.

The Components of the Shallow Water Processing Facility are located as follows:

5. Approval Letter dated April 22, 1994, from the Minerals Management Service, U.S. Department of the Interior to EP Operating Limited Partnership amending Right-of-Way OCS-G 14287, Segment No. 10226, to include Platform B (Shallow Water Facility) located in Block 315, Eugene Island Area, Outer Continental Shelf, Gulf of Mexico.

                                   SCH-1-1-1

                                                                      Schedule 2
                                                                    to Indenture
                                                                    ------------

                         CERTIFIED COPY OF RESOLUTION
                         ----------------------------

                                    SCH-2-1

                                                                     Exhibit A-1
                                                                    to Indenture
                                                                    ------------


                    [FORM OF SERIES 1995 A-1 SECURED NOTE]

                      FLEET NATIONAL BANK OF CONNECTICUT,
                      not in its individual capacity but
          solely as Corporate Owner Trustee under the Trust Agreement
                                      and
                              MICHAEL M. HOPKINS,
                      not in his individual capacity but
         solely as Individual Owner Trustee under the Trust Agreement

                   Series 1995 A-1 Secured Non-Recourse Note
                                   Due ____

                    Undivided Interest in Production System
                    ---------------------------------------

Registered No. _______

$____________                                                 New York, New York
                                                             _____________, 19__

Interest Rate Per Annum:  __%

          FLEET NATIONAL BANK OF CONNECTICUT, a national banking association, not in its individual capacity but solely as Corporate Owner Trustee under the Trust Agreement, dated as of December 12, 1995, as amended (the "Trust
                                                                 -----
Agreement"), among the Owner Participant named therein, the Corporate Owner
- ---------
Trustee and the Individual Owner Trustee, and MICHAEL M. HOPKINS, an individual, not in his individual capacity but solely as Individual Owner Trustee under the Trust Agreement, for value received hereby promise to pay to ________________________, or registered assigns, on or before
_______________________, ____, as herein provided, the principal sum of
____________ DOLLARS ($___________), and to pay interest on the unpaid principal amount of this Secured Note from time to time from the date hereof until the principal amount hereof shall have been paid in full at the rate of []% per annum (based on a 360-day year of twelve 30-day months), and (to the extent not prohibited by applicable law) to pay interest on any overdue principal at the Overdue Rate; provided, that, in the event that neither (a) the shelf
              --------
registration described in the Registration Rights Agreement nor (b) the Exchange Registration is declared effective by June 12, 1996, the aforementioned interest rate shall be permanently increased by .50% per annum as of such date. The principal amount of this Secured Note shall be payable in full on the Maturity Date. The first payment of accrued and unpaid interest on the unpaid principal of this Secured Note shall be payable on January 3, 1996. Thereafter, subject to Section 2.03(b) of the

                                    EXHA1-1

Indenture (as defined below), all accrued and unpaid interest on the unpaid principal amount of this Secured Note shall be payable on each January 2 and July 2 in each year commencing on July 2, 1996.

          This Secured Note is one of the Secured Notes issued by the Owner Trustee pursuant to the terms of the Trust Indenture, Mortgage, Assignment of Lease and Security Agreement, dated as of December 12, 1995 (the "Indenture"),
                                                                  ---------
among the Corporate Owner Trustee, the Individual Owner Trustee, First Security Bank of Utah, National Association, a national banking association, not in its individual capacity but solely as Corporate Indenture Trustee thereunder for the Holder of this Secured Note and the Holders of all other Secured Notes Outstanding thereunder and Val T. Orton, an individual, not in his individual capacity but solely as Individual Indenture Trustee thereunder for the Holder of this Secured Note and the Holders of all other Secured Notes Outstanding thereunder (collectively, the "Indenture Trustee"). Capitalized terms used in
                               -----------------
this Secured Note and not otherwise defined shall have the respective meanings assigned to them in the Indenture.

          Each payment of principal and interest shall be due and payable at the times, places and in the manner as specified herein and in the Indenture.

          Each payment on this Secured Note shall be applied, first, to the
                                                              -----
payment of accrued interest on this Secured Note to the date of such payment, second, to the payment of any principal on this Secured Note then due hereunder,
- ------
and third, to the payment of the installments of principal remaining unpaid on
    -----
this Secured Note in the inverse order of the maturity thereof.

          This Secured Note is one of the Owner Trustee's Series 1995 A-1 Secured Notes, which, together with the Series 1995 A-2 Secured Notes, the Series 1995 A-3 Secured Notes, the Series 1995 A-4 Secured Notes, the Series 1995 A-5 Secured Notes and the Series 1995 A-6 Secured Notes of the Owner Trustee, all issued pursuant to the Indenture, as well as any Additional Notes and any note or notes issued in exchange or substitution respectively therefor in accordance with the terms of the Indenture, are equally and ratably secured by the Indenture, except as otherwise provided therein. The properties of the Owner Trustee (excluding Excepted Payments) included in the Indenture Estate are pledged or mortgaged to the Indenture Trustee to the extent provided in the Indenture as security for the payment of the principal of and interest on this Secured Note and all other Secured Notes issued and Outstanding from time to time under the Indenture. Reference is hereby made to the Indenture for a description of the Indenture Estate, and for a

                                    EXHA1-2
statement of the rights of the Holder of, and the nature and extent of the security for, this Secured Note and of the rights of, and the nature and extent of the security for, the Holders of the other Secured Notes and of certain rights of the Owner Trustee and the Owner Participant, as well as for a statement of the terms and conditions of the trusts created by the Indenture, to all of which terms and conditions in the Indenture the Holder agrees by its acceptance of this Secured Note.

          This Secured Note is subject to redemption, in whole or in part, all as specified in Article III of the Indenture. This Secured Note is also subject to refunding, refinancing, assumption or purchase, all as specified in Sections 3.04, 3.05 and 3.06 of the Indenture.

          In case an Indenture Event of Default shall occur and be continuing, the unpaid balance of the principal of the Secured Notes, together with all accrued but unpaid interest, may be declared or may otherwise become due and payable in the manner and with the effect provided in Article V of the Indenture.

          The Secured Notes are issuable only as registered notes. There shall be maintained a note register for the purpose of registering transfers and exchanges of the Secured Notes at the principal corporate trust office of the Indenture Trustee, or of any successor Indenture Trustee, in the manner provided in Section 2.05 of the Indenture. The Owner Trustee and the Indenture Trustee may deem and treat the Person in whose name this Secured Note is registered on the Note Register as the absolute owner hereof (whether or not this Secured Note shall be overdue) for the purpose of receiving payments of principal and interest and for all other purposes, and neither the Owner Trustee nor the Indenture Trustee shall be affected by any notice to the contrary.

          All payments of principal and interest to be made by the Owner Trustee and, except as otherwise provided in the Operative Documents, all payments of any other amounts payable by or on behalf of the Owner Trustee under the Secured Notes or under the Indenture, shall be made only from the income and proceeds from the Indenture Estate, and only to the extent that the Indenture Trustee shall have received sufficient income and proceeds from the Indenture Estate to make such payments in accordance with the Indenture. The Holder, by its acceptance of this Secured Note, agrees that it will look solely to the income and proceeds from the Indenture Estate to the extent available for payment as provided in the Indenture, and that none of the Owner Participant, the Owner Trustee, the Trust Company, Michael M. Hopkins or the Indenture Trustee (whether in its individual or trust capacity) shall be personally liable to

                                    EXHA1-3
the Indenture Trustee or to the Holder for any amounts payable under this or any Secured Note, nor, except as specifically provided in the Indenture or any other Operative Document, for any amounts payable or any liability, under the Indenture.

          This Secured Note shall not be valid or become obligatory for any purpose or be entitled to any security or benefit under the Indenture until the certificate of authentication hereon shall have been signed by the Corporate Indenture Trustee.

          No delay or omission of the Holder to exercise its rights hereunder shall impair any such right or power or shall be construed to be a waiver of any Indenture Event of Default, or an acquiescence therein. No waiver of any Indenture Event of Default shall be construed, taken or held to be a waiver of any other Indenture Event of Default, or a waiver, acquiescence in, or consent to any further or succeeding Indenture Event of Default. The Owner Trustee waives demand, notice and protest in any defense by reason of extension of time for payment or other indulgence granted by the Holder.

          This Secured Note shall be governed by and construed in accordance with the laws of the State of New York.

                                    EXHA1-4

          IN WITNESS WHEREOF, each of the Corporate Owner Trustee and the Individual Owner Trustee has caused this Secured Note to be duly executed.


                              FLEET NATIONAL BANK OF CONNECTICUT,
                              not in its individual capacity, but solely as Corporate Owner Trustee under the Trust Agreement


                              By:_______________________________________________
                                 Title:


                              MICHAEL M. HOPKINS,
                              not in his individual capacity, but solely as Individual Owner Trustee under the Trust Agreement


                              __________________________________________________
                              Michael M. Hopkins

                                    EXHA1-5

                         Certificate of Authentication
                         -----------------------------


          This Secured Note is one of the Series 1995 A-1 Secured Notes of FLEET NATIONAL BANK OF CONNECTICUT, as Corporate Owner Trustee and MICHAEL M. HOPKINS, as Individual Owner Trustee, described in the within-mentioned Indenture.

                              FIRST SECURITY BANK OF UTAH, National Association, not in its individual capacity but solely as Corporate Indenture Trustee


                              By:_______________________________________________
                                 Title:

                                    EXHA1-6

                                                                     Exhibit A-2
                                                                    to Indenture
                                                                    ------------


                    [FORM OF SERIES 1995 A-2 SECURED NOTE]

                      FLEET NATIONAL BANK OF CONNECTICUT,
                      not in its individual capacity but
          solely as Corporate Owner Trustee under the Trust Agreement
                                      and
                              MICHAEL M. HOPKINS,
                      not in his individual capacity but
         solely as Individual Owner Trustee under the Trust Agreement

                   Series 1995 A-2 Secured Non-Recourse Note
                                   Due ____

                    Undivided Interest in Production System
                    ---------------------------------------

Registered No. _______

$____________                                                 New York, New York
                                                             _____________, 19__

Interest Rate Per Annum:  __%

          FLEET NATIONAL BANK OF CONNECTICUT, a national banking association, not in its individual capacity but solely as Corporate Owner Trustee under the Trust Agreement, dated as of December 12, 1995, as amended (the "Trust
                                                                 -----
Agreement"), among the Owner Participant named therein, the Corporate Owner
- ---------
Trustee and the Individual Owner Trustee, and MICHAEL M. HOPKINS, an individual, not in his individual capacity but solely as Individual Owner Trustee under the Trust Agreement, for value received hereby promise to pay to ________________________, or registered assigns, on or before
_______________________, ____, as herein provided, the principal sum of
____________ DOLLARS ($___________), and to pay interest on the unpaid principal amount of this Secured Note from time to time from the date hereof until the principal amount hereof shall have been paid in full at the rate of []% per annum (based on a 360-day year of twelve 30-day months), and (to the extent not prohibited by applicable law) to pay interest on any overdue principal at the Overdue Rate; provided, that, in the event that neither (a) the shelf
              --------
registration described in the Registration Rights Agreement nor (b) the Exchange Registration is declared effective by June 12, 1996, the aforementioned interest rate shall be permanently increased by .50% per annum as of such date. The principal amount of this Secured Note shall be payable in full on the Maturity Date. The first payment of accrued and unpaid interest on the unpaid principal of this Secured Note shall be payable on January 3, 1996. Thereafter, subject to Section 2.03(b) of the

                                    EXHA2-1

Indenture (as defined below), all accrued and unpaid interest on the unpaid principal amount of this Secured Note shall be payable on each January 2 and July 2 in each year commencing on July 2, 1996.

          This Secured Note is one of the Secured Notes issued by the Owner Trustee pursuant to the terms of the Trust Indenture, Mortgage, Assignment of Lease and Security Agreement, dated as of December 12, 1995 (the "Indenture"),
                                                                  ---------
among the Corporate Owner Trustee, the Individual Owner Trustee, First Security Bank of Utah, National Association, a national banking association, not in its individual capacity but solely as Corporate Indenture Trustee thereunder for the Holder of this Secured Note and the Holders of all other Secured Notes Outstanding thereunder and Val T. Orton, an individual, not in his individual capacity but solely as Individual Indenture Trustee thereunder for the Holder of this Secured Note and the Holders of all other Secured Notes Outstanding thereunder (collectively, the "Indenture Trustee"). Capitalized terms used in
                               -----------------
this Secured Note and not otherwise defined shall have the respective meanings assigned to them in the Indenture.

          Each payment of principal and interest shall be due and payable at the times, places and in the manner as specified herein and in the Indenture.

          Each payment on this Secured Note shall be applied, first, to the
                                                              -----
payment of accrued interest on this Secured Note to the date of such payment, second, to the payment of any principal on this Secured Note then due hereunder,
- ------
and third, to the payment of the installments of principal remaining unpaid on
    -----
this Secured Note in the inverse order of the maturity thereof.

          This Secured Note is one of the Owner Trustee's Series 1995 A-2 Secured Notes, which, together with the Series 1995 A-1 Secured Notes, the Series 1995 A-3 Secured Notes, the Series 1995 A-4 Secured Notes, the Series 1995 A-5 Secured Notes and the Series 1995 A-6 Secured Notes of the Owner Trustee, all issued pursuant to the Indenture, as well as any Additional Notes and any note or notes issued in exchange or substitution respectively therefor in accordance with the terms of the Indenture, are equally and ratably secured by the Indenture, except as otherwise provided therein. The properties of the Owner Trustee (excluding Excepted Payments) included in the Indenture Estate are pledged or mortgaged to the Indenture Trustee to the extent provided in the Indenture as security for the payment of the principal of and interest on this Secured Note and all other Secured Notes issued and Outstanding from time to time under the Indenture. Reference is hereby made to the Indenture for a description of the Indenture Estate, and for a

                                    EXHA2-2
statement of the rights of the Holder of, and the nature and extent of the security for, this Secured Note and of the rights of, and the nature and extent of the security for, the Holders of the other Secured Notes and of certain rights of the Owner Trustee and the Owner Participant, as well as for a statement of the terms and conditions of the trusts created by the Indenture, to all of which terms and conditions in the Indenture the Holder agrees by its acceptance of this Secured Note.

          This Secured Note is subject to redemption, in whole or in part, all as specified in Article III of the Indenture. This Secured Note is also subject to refunding, refinancing, assumption or purchase, all as specified in Sections 3.04, 3.05 and 3.06 of the Indenture.

          In case an Indenture Event of Default shall occur and be continuing, the unpaid balance of the principal of the Secured Notes, together with all accrued but unpaid interest, may be declared or may otherwise become due and payable in the manner and with the effect provided in Article V of the Indenture.

          The Secured Notes are issuable only as registered notes. There shall be maintained a note register for the purpose of registering transfers and exchanges of the Secured Notes at the principal corporate trust office of the Indenture Trustee, or of any successor Indenture Trustee, in the manner provided in Section 2.05 of the Indenture. The Owner Trustee and the Indenture Trustee may deem and treat the Person in whose name this Secured Note is registered on the Note Register as the absolute owner hereof (whether or not this Secured Note shall be overdue) for the purpose of receiving payments of principal and interest and for all other purposes, and neither the Owner Trustee nor the Indenture Trustee shall be affected by any notice to the contrary.

          All payments of principal and interest to be made by the Owner Trustee and, except as otherwise provided in the Operative Documents, all payments of any other amounts payable by or on behalf of the Owner Trustee under the Secured Notes or under the Indenture, shall be made only from the income and proceeds from the Indenture Estate, and only to the extent that the Indenture Trustee shall have received sufficient income and proceeds from the Indenture Estate to make such payments in accordance with the Indenture. The Holder, by its acceptance of this Secured Note, agrees that it will look solely to the income and proceeds from the Indenture Estate to the extent available for payment as provided in the Indenture, and that none of the Owner Participant, the Owner Trustee, the Trust Company, Michael M. Hopkins or the Indenture Trustee (whether in its individual or trust capacity) shall be personally liable to

                                    EXHA2-3
the Indenture Trustee or to the Holder for any amounts payable under this or any Secured Note, nor, except as specifically provided in the Indenture or any other Operative Document, for any amounts payable or any liability, under the Indenture.

          This Secured Note shall not be valid or become obligatory for any purpose or be entitled to any security or benefit under the Indenture until the certificate of authentication hereon shall have been signed by the Corporate Indenture Trustee.

          No delay or omission of the Holder to exercise its rights hereunder shall impair any such right or power or shall be construed to be a waiver of any Indenture Event of Default, or an acquiescence therein. No waiver of any Indenture Event of Default shall be construed, taken or held to be a waiver of any other Indenture Event of Default, or a waiver, acquiescence in, or consent to any further or succeeding Indenture Event of Default. The Owner Trustee waives demand, notice and protest in any defense by reason of extension of time for payment or other indulgence granted by the Holder.

          This Secured Note shall be governed by and construed in accordance with the laws of the State of New York.

                                    EXHA2-4

          IN WITNESS WHEREOF, each of the Corporate Owner Trustee and the Individual Owner Trustee has caused this Secured Note to be duly executed.


                                FLEET NATIONAL BANK OF CONNECTICUT,
                                not in its individual capacity, but solely as Corporate Owner Trustee under the Trust Agreement


                                By:_____________________________________________
                                    Title:


                                MICHAEL M. HOPKINS,
                                not in his individual capacity, but solely as Individual Owner Trustee under the Trust Agreement


                                ________________________________________________
                                Michael M. Hopkins

                                    EXHA2-5

                         Certificate of Authentication
                         -----------------------------


          This Secured Note is one of the Series 1995 A-2 Secured Notes of FLEET NATIONAL BANK OF CONNECTICUT, as Corporate Owner Trustee and MICHAEL M. HOPKINS, as Individual Owner Trustee, described in the within-mentioned Indenture.

                                FIRST SECURITY BANK OF UTAH, National
                                Association,
                                not in its individual capacity but solely as Corporate Indenture Trustee


                                By:_____________________________________________
                                    Title:

                                    EXHA2-6

                                                                     Exhibit A-3
                                                                    to Indenture
                                                                    ------------


                    [FORM OF SERIES 1995 A-3 SECURED NOTE]

                      FLEET NATIONAL BANK OF CONNECTICUT,
                      not in its individual capacity but
          solely as Corporate Owner Trustee under the Trust Agreement
                                      and
                              MICHAEL M. HOPKINS,
                      not in his individual capacity but
         solely as Individual Owner Trustee under the Trust Agreement

                   Series 1995 A-3 Secured Non-Recourse Note
                                   Due ____

                    Undivided Interest in Production System
                    ---------------------------------------

Registered No. _______

$____________                                                 New York, New York
                                                             _____________, 19__

Interest Rate Per Annum:  __%

          FLEET NATIONAL BANK OF CONNECTICUT, a national banking association, not in its individual capacity but solely as Corporate Owner Trustee under the Trust Agreement, dated as of December 12, 1995, as amended (the "Trust
                                                                 -----
Agreement"), among the Owner Participant named therein, the Corporate Owner
- ---------
Trustee and the Individual Owner Trustee, and MICHAEL M. HOPKINS, an individual, not in his individual capacity but solely as Individual Owner Trustee under the Trust Agreement, for value received hereby promise to pay to ________________________, or registered assigns, on or before
_______________________, ____, as herein provided, the principal sum of
____________ DOLLARS ($___________), and to pay interest on the unpaid principal amount of this Secured Note from time to time from the date hereof until the principal amount hereof shall have been paid in full at the rate of []% per annum (based on a 360-day year of twelve 30-day months), and (to the extent not prohibited by applicable law) to pay interest on any overdue principal at the Overdue Rate; provided, that, in the event that neither (a) the shelf
              --------
registration described in the Registration Rights Agreement nor (b) the Exchange Registration is declared effective by June 12, 1996, the aforementioned interest rate shall be permanently increased by .50% per annum as of such date. The principal amount of this Secured Note shall be payable in full on the Maturity Date. The first payment of accrued and unpaid interest on the unpaid principal of this Secured Note shall be payable on January 3, 1996. Thereafter, subject to Section 2.03(b) of the

                                    EXHA3-1

Indenture (as defined below), all accrued and unpaid interest on the unpaid principal amount of this Secured Note shall be payable on each January 2 and July 2 in each year commencing on July 2, 1996.

          This Secured Note is one of the Secured Notes issued by the Owner Trustee pursuant to the terms of the Trust Indenture, Mortgage, Assignment of Lease and Security Agreement, dated as of December 12, 1995 (the "Indenture"),
                                                                  ---------
among the Corporate Owner Trustee, the Individual Owner Trustee, First Security Bank of Utah, National Association, a national banking association, not in its individual capacity but solely as Corporate Indenture Trustee thereunder for the Holder of this Secured Note and the Holders of all other Secured Notes Outstanding thereunder and Val T. Orton, an individual, not in his individual capacity but solely as Individual Indenture Trustee thereunder for the Holder of this Secured Note and the Holders of all other Secured Notes Outstanding thereunder (collectively, the "Indenture Trustee"). Capitalized terms used in
                               -----------------
this Secured Note and not otherwise defined shall have the respective meanings assigned to them in the Indenture.

          Each payment of principal and interest shall be due and payable at the times, places and in the manner as specified herein and in the Indenture.

          Each payment on this Secured Note shall be applied, first, to the
                                                              -----
payment of accrued interest on this Secured Note to the date of such payment, second, to the payment of any principal on this Secured Note then due hereunder,
- ------
and third, to the payment of the installments of principal remaining unpaid on
    -----
this Secured Note in the inverse order of the maturity thereof.

          This Secured Note is one of the Owner Trustee's Series 1995 A-3 Secured Notes, which, together with the Series 1995 A-1 Secured Notes, the Series 1995 A-2 Secured Notes, the Series 1995 A-4 Secured Notes, the Series 1995 A-5 Secured Notes and the Series 1995 A-6 Secured Notes of the Owner Trustee, all issued pursuant to the Indenture, as well as any Additional Notes and any note or notes issued in exchange or substitution respectively therefor in accordance with the terms of the Indenture, are equally and ratably secured by the Indenture, except as otherwise provided therein. The properties of the Owner Trustee (excluding Excepted Payments) included in the Indenture Estate are pledged or mortgaged to the Indenture Trustee to the extent provided in the Indenture as security for the payment of the principal of and interest on this Secured Note and all other Secured Notes issued and Outstanding from time to time under the Indenture. Reference is hereby made to the Indenture for a description of the Indenture Estate, and for a

                                    EXHA3-2
statement of the rights of the Holder of, and the nature and extent of the security for, this Secured Note and of the rights of, and the nature and extent of the security for, the Holders of the other Secured Notes and of certain rights of the Owner Trustee and the Owner Participant, as well as for a statement of the terms and conditions of the trusts created by the Indenture, to all of which terms and conditions in the Indenture the Holder agrees by its acceptance of this Secured Note.

          This Secured Note is subject to redemption, in whole or in part, all as specified in Article III of the Indenture. This Secured Note is also subject to refunding, refinancing, assumption or purchase, all as specified in Sections 3.04, 3.05 and 3.06 of the Indenture.

          In case an Indenture Event of Default shall occur and be continuing, the unpaid balance of the principal of the Secured Notes, together with all accrued but unpaid interest, may be declared or may otherwise become due and payable in the manner and with the effect provided in Article V of the Indenture.

          The Secured Notes are issuable only as registered notes. There shall be maintained a note register for the purpose of registering transfers and exchanges of the Secured Notes at the principal corporate trust office of the Indenture Trustee, or of any successor Indenture Trustee, in the manner provided in Section 2.05 of the Indenture. The Owner Trustee and the Indenture Trustee may deem and treat the Person in whose name this Secured Note is registered on the Note Register as the absolute owner hereof (whether or not this Secured Note shall be overdue) for the purpose of receiving payments of principal and interest and for all other purposes, and neither the Owner Trustee nor the Indenture Trustee shall be affected by any notice to the contrary.

          All payments of principal and interest to be made by the Owner Trustee and, except as otherwise provided in the Operative Documents, all payments of any other amounts payable by or on behalf of the Owner Trustee under the Secured Notes or under the Indenture, shall be made only from the income and proceeds from the Indenture Estate, and only to the extent that the Indenture Trustee shall have received sufficient income and proceeds from the Indenture Estate to make such payments in accordance with the Indenture. The Holder, by its acceptance of this Secured Note, agrees that it will look solely to the income and proceeds from the Indenture Estate to the extent available for payment as provided in the Indenture, and that none of the Owner Participant, the Owner Trustee, the Trust Company, Michael M. Hopkins or the Indenture Trustee (whether in its individual or trust capacity) shall be personally liable to

                                    EXHA3-3
the Indenture Trustee or to the Holder for any amounts payable under this or any Secured Note, nor, except as specifically provided in the Indenture or any other Operative Document, for any amounts payable or any liability, under the Indenture.

          This Secured Note shall not be valid or become obligatory for any purpose or be entitled to any security or benefit under the Indenture until the certificate of authentication hereon shall have been signed by the Corporate Indenture Trustee.

          No delay or omission of the Holder to exercise its rights hereunder shall impair any such right or power or shall be construed to be a waiver of any Indenture Event of Default, or an acquiescence therein. No waiver of any Indenture Event of Default shall be construed, taken or held to be a waiver of any other Indenture Event of Default, or a waiver, acquiescence in, or consent to any further or succeeding Indenture Event of Default. The Owner Trustee waives demand, notice and protest in any defense by reason of extension of time for payment or other indulgence granted by the Holder.

          This Secured Note shall be governed by and construed in accordance with the laws of the State of New York.

                                    EXHA3-4

          IN WITNESS WHEREOF, each of the Corporate Owner Trustee and the Individual Owner Trustee has caused this Secured Note to be duly executed.


                                FLEET NATIONAL BANK OF CONNECTICUT,
                                not in its individual capacity, but solely as Corporate Owner Trustee under the Trust Agreement


                                By:_____________________________________________
                                    Title:


                                MICHAEL M. HOPKINS,
                                not in his individual capacity, but solely as Individual Owner Trustee under the Trust Agreement


                                ________________________________________________
                                Michael M. Hopkins

                                    EXHA3-5

                         Certificate of Authentication
                         -----------------------------


          This Secured Note is one of the Series 1995 A-3 Secured Notes of FLEET NATIONAL BANK OF CONNECTICUT, as Corporate Owner Trustee and MICHAEL M. HOPKINS, as Individual Owner Trustee, described in the within-mentioned Indenture.

                                FIRST SECURITY BANK OF UTAH, National
                                Association,
                                not in its individual capacity but solely as Corporate Indenture Trustee


                                By:_____________________________________________
                                    Title:

                                    EXHA3-6

                                                                     Exhibit A-4
                                                                    to Indenture
                                                                    ------------


                    [FORM OF SERIES 1995 A-4 SECURED NOTE]

                      FLEET NATIONAL BANK OF CONNECTICUT,
                      not in its individual capacity but
          solely as Corporate Owner Trustee under the Trust Agreement
                                      and
                              MICHAEL M. HOPKINS,
                      not in his individual capacity but
         solely as Individual Owner Trustee under the Trust Agreement

                   Series 1995 A-4 Secured Non-Recourse Note
                                   Due ____

                    Undivided Interest in Production System
                    ---------------------------------------

Registered No. _______

$____________                                                 New York, New York
                                                             _____________, 19__

Interest Rate Per Annum:  __%

          FLEET NATIONAL BANK OF CONNECTICUT, a national banking association, not in its individual capacity but solely as Corporate Owner Trustee under the Trust Agreement, dated as of December 12, 1995, as amended (the "Trust
                                                                 -----
Agreement"), among the Owner Participant named therein, the Corporate Owner
- ---------
Trustee and the Individual Owner Trustee, and MICHAEL M. HOPKINS, an individual, not in his individual capacity but solely as Individual Owner Trustee under the Trust Agreement, for value received hereby promise to pay to ________________________, or registered assigns, on or before
_______________________, ____, as herein provided, the principal sum of
____________ DOLLARS ($___________), and to pay interest on the unpaid principal amount of this Secured Note from time to time from the date hereof until the principal amount hereof shall have been paid in full at the rate of []% per annum (based on a 360-day year of twelve 30-day months), and (to the extent not prohibited by applicable law) to pay interest on any overdue principal at the Overdue Rate; provided, that, in the event that neither (a) the shelf
              --------
registration described in the Registration Rights Agreement nor (b) the Exchange Registration is declared effective by June 12, 1996, the aforementioned interest rate shall be permanently increased by .50% per annum as of such date. The principal amount of this Secured Note shall be payable in full on the Maturity Date. The first payment of accrued and unpaid interest on the unpaid principal of this Secured Note shall be payable on January 3, 1996. Thereafter, subject to
Section 2.03(b) of the

                                    EXHA4-1

Indenture (as defined below), all accrued and unpaid interest on the unpaid principal amount of this Secured Note shall be payable on each January 2 and July 2 in each year commencing on July 2, 1996.

          This Secured Note is one of the Secured Notes issued by the Owner Trustee pursuant to the terms of the Trust Indenture, Mortgage, Assignment of Lease and Security Agreement, dated as of December 12, 1995 (the "Indenture"),
                                                                  ---------
among the Corporate Owner Trustee, the Individual Owner Trustee, First Security Bank of Utah, National Association, a national banking association, not in its individual capacity but solely as Corporate Indenture Trustee thereunder for the Holder of this Secured Note and the Holders of all other Secured Notes Outstanding thereunder and Val T. Orton, an individual, not in his individual capacity but solely as Individual Indenture Trustee thereunder for the Holder of this Secured Note and the Holders of all other Secured Notes Outstanding thereunder (collectively, the "Indenture Trustee"). Capitalized terms used in
                               -----------------
this Secured Note and not otherwise defined shall have the respective meanings assigned to them in the Indenture.

          Each payment of principal and interest shall be due and payable at the times, places and in the manner as specified herein and in the Indenture.

          Each payment on this Secured Note shall be applied, first, to the
                                                              -----
payment of accrued interest on this Secured Note to the date of such payment, second, to the payment of any principal on this Secured Note then due hereunder,
- ------
and third, to the payment of the installments of principal remaining unpaid on
    -----
this Secured Note in the inverse order of the maturity thereof.

          This Secured Note is one of the Owner Trustee's Series 1995 A-4 Secured Notes, which, together with the Series 1995 A-1 Secured Notes, the Series 1995 A-2 Secured Notes, the Series 1995 A-3 Secured Notes, the Series 1995 A-5 Secured Notes and the Series 1995 A-6 Secured Notes of the Owner Trustee, all issued pursuant to the Indenture, as well as any Additional Notes and any note or notes issued in exchange or substitution respectively therefor in accordance with the terms of the Indenture, are equally and ratably secured by the Indenture, except as otherwise provided therein. The properties of the Owner Trustee (excluding Excepted Payments) included in the Indenture Estate are pledged or mortgaged to the Indenture Trustee to the extent provided in the Indenture as security for the payment of the principal of and interest on this Secured Note and all other Secured Notes issued and Outstanding from time to time under the Indenture. Reference is hereby made to the Indenture for a description of the Indenture Estate, and for a

                                    EXHA4-2
statement of the rights of the Holder of, and the nature and extent of the security for, this Secured Note and of the rights of, and the nature and extent of the security for, the Holders of the other Secured Notes and of certain rights of the Owner Trustee and the Owner Participant, as well as for a statement of the terms and conditions of the trusts created by the Indenture, to all of which terms and conditions in the Indenture the Holder agrees by its acceptance of this Secured Note.

          This Secured Note is subject to redemption, in whole or in part, all as specified in Article III of the Indenture. This Secured Note is also subject to refunding, refinancing, assumption or purchase, all as specified in Sections 3.04, 3.05 and 3.06 of the Indenture.

          In case an Indenture Event of Default shall occur and be continuing, the unpaid balance of the principal of the Secured Notes, together with all accrued but unpaid interest, may be declared or may otherwise become due and payable in the manner and with the effect provided in Article V of the Indenture.

          The Secured Notes are issuable only as registered notes. There shall be maintained a note register for the purpose of registering transfers and exchanges of the Secured Notes at the principal corporate trust office of the Indenture Trustee, or of any successor Indenture Trustee, in the manner provided in Section 2.05 of the Indenture. The Owner Trustee and the Indenture Trustee may deem and treat the Person in whose name this Secured Note is registered on the Note Register as the absolute owner hereof (whether or not this Secured Note shall be overdue) for the purpose of receiving payments of principal and interest and for all other purposes, and neither the Owner Trustee nor the Indenture Trustee shall be affected by any notice to the contrary.

          All payments of principal and interest to be made by the Owner Trustee and, except as otherwise provided in the Operative Documents, all payments of any other amounts payable by or on behalf of the Owner Trustee under the Secured Notes or under the Indenture, shall be made only from the income and proceeds from the Indenture Estate, and only to the extent that the Indenture Trustee shall have received sufficient income and proceeds from the Indenture Estate to make such payments in accordance with the Indenture. The Holder, by its acceptance of this Secured Note, agrees that it will look solely to the income and proceeds from the Indenture Estate to the extent available for payment as provided in the Indenture, and that none of the Owner Participant, the Owner Trustee, the Trust Company, Michael M. Hopkins or the Indenture Trustee (whether in its individual or trust capacity) shall be personally liable to

                                    EXHA4-3
the Indenture Trustee or to the Holder for any amounts payable under this or any Secured Note, nor, except as specifically provided in the Indenture or any other Operative Document, for any amounts payable or any liability, under the Indenture.

          This Secured Note shall not be valid or become obligatory for any purpose or be entitled to any security or benefit under the Indenture until the certificate of authentication hereon shall have been signed by the Corporate Indenture Trustee.

          No delay or omission of the Holder to exercise its rights hereunder shall impair any such right or power or shall be construed to be a waiver of any Indenture Event of Default, or an acquiescence therein. No waiver of any Indenture Event of Default shall be construed, taken or held to be a waiver of any other Indenture Event of Default, or a waiver, acquiescence in, or consent to any further or succeeding Indenture Event of Default. The Owner Trustee waives demand, notice and protest in any defense by reason of extension of time for payment or other indulgence granted by the Holder.

          This Secured Note shall be governed by and construed in accordance with the laws of the State of New York.

                                    EXHA4-4

          IN WITNESS WHEREOF, each of the Corporate Owner Trustee and the Individual Owner Trustee has caused this Secured Note to be duly executed.


                                FLEET NATIONAL BANK OF CONNECTICUT,
                                not in its individual capacity, but solely as Corporate Owner Trustee under the Trust Agreement


                                By:_____________________________________________
                                    Title:


                                MICHAEL M. HOPKINS,
                                not in his individual capacity, but solely as Individual Owner Trustee under the Trust Agreement


                                ________________________________________________
                                Michael M. Hopkins

                                    EXHA4-5

                         Certificate of Authentication
                         -----------------------------


          This Secured Note is one of the Series 1995 A-4 Secured Notes of FLEET NATIONAL BANK OF CONNECTICUT, as Corporate Owner Trustee and MICHAEL M. HOPKINS, as Individual Owner Trustee, described in the within-mentioned Indenture.

                                FIRST SECURITY BANK OF UTAH, National
                                Association,
                                not in its individual capacity but solely as Corporate Indenture Trustee


                                By:_____________________________________________
                                    Title:

                                    EXHA4-6

                                                                     Exhibit A-5
                                                                    to Indenture
                                                                    ------------


                    [FORM OF SERIES 1995 A-5 SECURED NOTE]

                      FLEET NATIONAL BANK OF CONNECTICUT,
                      not in its individual capacity but
          solely as Corporate Owner Trustee under the Trust Agreement
                                      and
                              MICHAEL M. HOPKINS,
                      not in his individual capacity but
         solely as Individual Owner Trustee under the Trust Agreement

                   Series 1995 A-5 Secured Non-Recourse Note
                                   Due ____

                    Undivided Interest in Production System
                    ---------------------------------------

Registered No. _______

$____________                                                 New York, New York
                                                             _____________, 19__

Interest Rate Per Annum:  __%

          FLEET NATIONAL BANK OF CONNECTICUT, a national banking association, not in its individual capacity but solely as Corporate Owner Trustee under the Trust Agreement, dated as of December 12, 1995, as amended (the "Trust
                                                                 -----
Agreement"), among the Owner Participant named therein, the Corporate Owner
- ---------
Trustee and the Individual Owner Trustee, and MICHAEL M. HOPKINS, an individual, not in his individual capacity but solely as Individual Owner Trustee under the Trust Agreement, for value received hereby promise to pay to ________________________, or registered assigns, on or before
_______________________, ____, as herein provided, the principal sum of
____________ DOLLARS ($___________), and to pay interest on the unpaid principal amount of this Secured Note from time to time from the date hereof until the principal amount hereof shall have been paid in full at the rate of []% per annum (based on a 360-day year of twelve 30-day months), and (to the extent not prohibited by applicable law) to pay interest on any overdue principal at the Overdue Rate; provided, that, in the event that neither (a) the shelf
              --------
registration described in the Registration Rights Agreement nor (b) the Exchange Registration is declared effective by June 12, 1996, the aforementioned interest rate shall be permanently increased by .50% per annum as of such date. The principal amount of this Secured Note shall be payable in full on the Maturity Date. The first payment of accrued and unpaid interest on the unpaid principal of this Secured Note shall be payable on January 3, 1996. Thereafter, subject to Section 2.03(b) of the

                                    EXHA5-1

Indenture (as defined below), all accrued and unpaid interest on the unpaid principal amount of this Secured Note shall be payable on each January 2 and July 2 in each year commencing on July 2, 1996.

          This Secured Note is one of the Secured Notes issued by the Owner Trustee pursuant to the terms of the Trust Indenture, Mortgage, Assignment of Lease and Security Agreement, dated as of December 12, 1995 (the "Indenture"),
                                                                  ---------
among the Corporate Owner Trustee, the Individual Owner Trustee, First Security Bank of Utah, National Association, a national banking association, not in its individual capacity but solely as Corporate Indenture Trustee thereunder for the Holder of this Secured Note and the Holders of all other Secured Notes Outstanding thereunder and Val T. Orton, an individual, not in his individual capacity but solely as Individual Indenture Trustee thereunder for the Holder of this Secured Note and the Holders of all other Secured Notes Outstanding thereunder (collectively, the "Indenture Trustee"). Capitalized terms used in
                               -----------------
this Secured Note and not otherwise defined shall have the respective meanings assigned to them in the Indenture.

          Each payment of principal and interest shall be due and payable at the times, places and in the manner as specified herein and in the Indenture.

          Each payment on this Secured Note shall be applied, first, to the
                                                              -----
payment of accrued interest on this Secured Note to the date of such payment, second, to the payment of any principal on this Secured Note then due hereunder,
- ------
and third, to the payment of the installments of principal remaining unpaid on
    -----
this Secured Note in the inverse order of the maturity thereof.

          This Secured Note is one of the Owner Trustee's Series 1995 A-5 Secured Notes, which, together with the Series 1995 A-1 Secured Notes, the Series 1995 A-2 Secured Notes, the Series 1995 A-3 Secured Notes, the Series 1995 A-4 Secured Notes and the Series 1995 A-6 Secured Notes of the Owner Trustee, all issued pursuant to the Indenture, as well as any Additional Notes and any note or notes issued in exchange or substitution respectively therefor in accordance with the terms of the Indenture, are equally and ratably secured by the Indenture, except as otherwise provided therein. The properties of the Owner Trustee (excluding Excepted Payments) included in the Indenture Estate are pledged or mortgaged to the Indenture Trustee to the extent provided in the Indenture as security for the payment of the principal of and interest on this Secured Note and all other Secured Notes issued and Outstanding from time to time under the Indenture. Reference is hereby made to the Indenture for a description of the Indenture Estate, and for a

                                    EXHA5-2
statement of the rights of the Holder of, and the nature and extent of the security for, this Secured Note and of the rights of, and the nature and extent of the security for, the Holders of the other Secured Notes and of certain rights of the Owner Trustee and the Owner Participant, as well as for a statement of the terms and conditions of the trusts created by the Indenture, to all of which terms and conditions in the Indenture the Holder agrees by its acceptance of this Secured Note.

          This Secured Note is subject to redemption, in whole or in part, all as specified in Article III of the Indenture. This Secured Note is also subject to refunding, refinancing, assumption or purchase, all as specified in Sections 3.04, 3.05 and 3.06 of the Indenture.

          In case an Indenture Event of Default shall occur and be continuing, the unpaid balance of the principal of the Secured Notes, together with all accrued but unpaid interest, may be declared or may otherwise become due and payable in the manner and with the effect provided in Article V of the Indenture.

          The Secured Notes are issuable only as registered notes. There shall be maintained a note register for the purpose of registering transfers and exchanges of the Secured Notes at the principal corporate trust office of the Indenture Trustee, or of any successor Indenture Trustee, in the manner provided in Section 2.05 of the Indenture. The Owner Trustee and the Indenture Trustee may deem and treat the Person in whose name this Secured Note is registered on the Note Register as the absolute owner hereof (whether or not this Secured Note shall be overdue) for the purpose of receiving payments of principal and interest and for all other purposes, and neither the Owner Trustee nor the Indenture Trustee shall be affected by any notice to the contrary.

          All payments of principal and interest to be made by the Owner Trustee and, except as otherwise provided in the Operative Documents, all payments of any other amounts payable by or on behalf of the Owner Trustee under the Secured Notes or under the Indenture, shall be made only from the income and proceeds from the Indenture Estate, and only to the extent that the Indenture Trustee shall have received sufficient income and proceeds from the Indenture Estate to make such payments in accordance with the Indenture. The Holder, by its acceptance of this Secured Note, agrees that it will look solely to the income and proceeds from the Indenture Estate to the extent available for payment as provided in the Indenture, and that none of the Owner Participant, the Owner Trustee, the Trust Company, Michael M. Hopkins or the Indenture Trustee (whether in its individual or trust capacity) shall be personally liable to the Indenture Trustee or to the Holder for any amounts payable under this or any Secured Note, nor, except as specifically provided in the Indenture or any other Operative Document, for any amounts payable or any liability, under the Indenture.

          This Secured Note shall not be valid or become obligatory for any purpose or be entitled to any security or benefit under the Indenture until the certificate of authentication hereon shall have been signed by the Corporate Indenture Trustee.

          No delay or omission of the Holder to exercise its rights hereunder shall impair any such right or power or shall be construed to be a waiver of any Indenture Event of Default, or an acquiescence therein. No waiver of any Indenture Event of Default shall be construed, taken or held to be a waiver of any other Indenture Event of Default, or a waiver, acquiescence in, or consent to any further or succeeding Indenture Event of Default. The Owner Trustee waives demand, notice and protest in any defense by reason of extension of time for payment or other indulgence granted by the Holder.

          This Secured Note shall be governed by and construed in accordance with the laws of the State of New York.

                                    EXHA5-4

          IN WITNESS WHEREOF, each of the Corporate Owner Trustee and the Individual Owner Trustee has caused this Secured Note to be duly executed.


                                             FLEET NATIONAL BANK OF
                                             CONNECTICUT,
                                             not in its individual
                                             capacity, but solely as
                                             Corporate Owner Trustee
                                             under the Trust Agreement


                                             By:________________________________
                                                Title:


                                             MICHAEL M. HOPKINS,
                                             not in his individual
                                             capacity, but solely as
                                             Individual Owner Trustee
                                             under the Trust Agreement


                                             ___________________________________
                                             Michael M. Hopkins

                                    EXHA5-5

                         Certificate of Authentication
                         -----------------------------


          This Secured Note is one of the Series 1995 A-5 Secured Notes of FLEET NATIONAL BANK OF CONNECTICUT, as Corporate Owner Trustee and MICHAEL M. HOPKINS, as Individual Owner Trustee, described in the within-mentioned Indenture.

                                             FIRST SECURITY BANK OF UTAH,
                                             National Association,
                                             not in its individual
                                             capacity but solely as
                                             Corporate Indenture Trustee


                                             By:________________________________
                                                Title:

                                    EXHA5-6

                                                                     Exhibit A-6
                                                                    to Indenture
                                                                    ------------


                     [FORM OF SERIES 1995 A-6 SECURED NOTE]

                      FLEET NATIONAL BANK OF CONNECTICUT,
                       not in its individual capacity but
          solely as Corporate Owner Trustee under the Trust Agreement
                                      and
                              MICHAEL M. HOPKINS,
                       not in his individual capacity but
          solely as Individual Owner Trustee under the Trust Agreement

                   Series 1995 A-6 Secured Non-Recourse Note
                                    Due ____

                    Undivided Interest in Production System
                    ---------------------------------------

Registered No. _______

$____________                                                New York, New York
                                                             _____________, 19__

Interest Rate Per Annum:  __%

          FLEET NATIONAL BANK OF CONNECTICUT, a national banking association, not in its individual capacity but solely as Corporate Owner Trustee under the Trust Agreement, dated as of December 12, 1995, as amended (the "Trust
                                                                 -----
Agreement"), among the Owner Participant named therein, the Corporate Owner Trustee and the Individual Owner Trustee, and MICHAEL M. HOPKINS, an individual, not in his individual capacity but solely as Individual Owner Trustee under the Trust Agreement, for value received hereby promise to pay to ________________________, or registered assigns, on or before
_______________________, ____, as herein provided, the principal sum of
____________ DOLLARS ($___________), and to pay interest on the unpaid principal amount of this Secured Note from time to time from the date hereof until the principal amount hereof shall have been paid in full at the rate of []% per annum (based on a 360-day year of twelve 30-day months), and (to the extent not prohibited by applicable law) to pay interest on any overdue principal at the Overdue Rate; provided, that, in the event that neither (a) the shelf
              --------
registration described in the Registration Rights Agreement nor (b) the Exchange Registration is declared effective by June 12, 1996, the aforementioned interest
rate shall be permanently increased by .50% per annum as of such date.    The
principal amount of this Secured Note shall be payable in installments on each Installment Payment Date specified in the Amortization Schedule attached hereto, each such installment to be in an amount equal to the respective Installment Payment

                                    EXHA6-1

Percentage (as such Installment Payment Percentage may be adjusted in accordance with the definition thereof) of the remaining unpaid principal amount of this Secured Note set forth in such Amortization Schedule opposite the applicable Installment Payment Date for such installment. The first payment of accrued and unpaid interest on the unpaid principal of this Secured Note shall be payable on January 3, 1996. Thereafter, subject to Section 2.03(b) of the Indenture (as defined below), all accrued and unpaid interest on the unpaid principal amount of this Secured Note shall be payable on each January 2 and July 2 in each year commencing on July 2, 1996.

          This Secured Note is one of the Secured Notes issued by the Owner Trustee pursuant to the terms of the Trust Indenture, Mortgage, Assignment of Lease and Security Agreement, dated as of December 12, 1995 (the "Indenture"),
                                                                  ---------
among the Corporate Owner Trustee, the Individual Owner Trustee, First Security Bank of Utah, National Association, a national banking association, not in its individual capacity but solely as Corporate Indenture Trustee thereunder for the Holder of this Secured Note and the Holders of all other Secured Notes Outstanding thereunder and Val T. Orton, an individual, not in his individual capacity but solely as Individual Indenture Trustee thereunder for the Holder of this Secured Note and the Holders of all other Secured Notes Outstanding thereunder (collectively, the "Indenture Trustee"). Capitalized terms used in
                               -----------------
this Secured Note and not otherwise defined shall have the respective meanings assigned to them in the Indenture.

          Each payment of principal and interest shall be due and payable at the times, places and in the manner as specified herein and in the Indenture.

          Each payment on this Secured Note shall be applied, first, to the
                                                              -----
payment of accrued interest on this Secured Note to the date of such payment,

second, to the payment of any principal on this Secured Note then due hereunder,
- ------
and third, to the payment of the installments of principal remaining unpaid on
    -----
this Secured Note in the inverse order of the maturity thereof.

          This Secured Note is one of the Owner Trustee's Series 1995 A-6 Secured Notes, which, together with the Series 1995 A-1 Secured Notes, the Series 1995 A-2 Secured Notes, the Series 1995 A-3 Secured Notes, the Series 1995 A-4 Secured Notes and the Series 1995 A-5 Secured Notes of the Owner Trustee, all issued pursuant to the Indenture, as well as any Additional Notes and any note or notes issued in exchange or substitution respectively therefor in accordance with the terms of the Indenture, are equally and ratably secured by the Indenture, except as otherwise provided

                                    EXHA6-2
therein. The properties of the Owner Trustee (excluding Excepted Payments) included in the Indenture Estate are pledged or mortgaged to the Indenture Trustee to the extent provided in the Indenture as security for the payment of the principal of and interest on this Secured Note and all other Secured Notes issued and Outstanding from time to time under the Indenture. Reference is hereby made to the Indenture for a description of the Indenture Estate, and for a statement of the rights of the Holder of, and the nature and extent of the security for, this Secured Note and of the rights of, and the nature and extent of the security for, the Holders of the other Secured Notes and of certain rights of the Owner Trustee and the Owner Participant, as well as for a statement of the terms and conditions of the trusts created by the Indenture, to all of which terms and conditions in the Indenture the Holder agrees by its acceptance of this Secured Note.

          This Secured Note is subject to redemption, in whole or in part, all as specified in Article III of the Indenture. This Secured Note is also subject to refunding, refinancing, assumption or purchase, all as specified in Sections 3.04, 3.05 and 3.06 of the Indenture.

          In case an Indenture Event of Default shall occur and be continuing, the unpaid balance of the principal of the Secured Notes, together with all accrued but unpaid interest, may be declared or may otherwise become due and payable in the manner and with the effect provided in Article V of the Indenture.

          The Secured Notes are issuable only as registered notes. There shall be maintained a note register for the purpose of registering transfers and exchanges of the Secured Notes at the principal corporate trust office of the Indenture Trustee, or of any successor Indenture Trustee, in the manner provided in Section 2.05 of the Indenture. The Owner Trustee and the Indenture Trustee may deem and treat the Person in whose name this Secured Note is registered on the Note Register as the absolute owner hereof (whether or not this Secured Note shall be overdue) for the purpose of receiving payments of principal and interest and for all other purposes, and neither the Owner Trustee nor the Indenture Trustee shall be affected by any notice to the contrary.

          All payments of principal and interest to be made by the Owner Trustee and, except as otherwise provided in the Operative Documents, all payments of any other amounts payable by or on behalf of the Owner Trustee under the Secured Notes or under the Indenture, shall be made only from the income and proceeds from the Indenture Estate, and only to the extent that the Indenture Trustee shall have received sufficient income and proceeds from the Indenture

                                    EXHA6-3

Estate to make such payments in accordance with the Indenture. The Holder, by its acceptance of this Secured Note, agrees that it will look solely to the income and proceeds from the Indenture Estate to the extent available for payment as provided in the Indenture, and that none of the Owner Participant, the Owner Trustee, the Trust Company, Michael M. Hopkins or the Indenture Trustee (whether in its individual or trust capacity) shall be personally liable to the Indenture Trustee or to the Holder for any amounts payable under this or any Secured Note, nor, except as specifically provided in the Indenture or any other Operative Document, for any amounts payable or any liability, under the Indenture.

          This Secured Note shall not be valid or become obligatory for any purpose or be entitled to any security or benefit under the Indenture until the certificate of authentication hereon shall have been signed by the Corporate Indenture Trustee.

          No delay or omission of the Holder to exercise its rights hereunder shall impair any such right or power or shall be construed to be a waiver of any Indenture Event of Default, or an acquiescence therein. No waiver of any Indenture Event of Default shall be construed, taken or held to be a waiver of any other Indenture Event of Default, or a waiver, acquiescence in, or consent to any further or succeeding Indenture Event of Default. The Owner Trustee waives demand, notice and protest in any defense by reason of extension of time for payment or other indulgence granted by the Holder.

          This Secured Note shall be governed by and construed in accordance with the laws of the State of New York.

                                    EXHA6-4

          IN WITNESS WHEREOF, each of the Corporate Owner Trustee and the Individual Owner Trustee has caused this Secured Note to be duly executed.


                                                  FLEET NATIONAL BANK OF
                                                  CONNECTICUT
                                                  not in its individual
                                                  capacity, but solely as
                                                  Corporate Owner Trustee
                                                  under the Trust Agreement


                                                  By:___________________________
                                                     Title:


                                                  MICHAEL M. HOPKINS,
                                                  not in his individual
                                                  capacity, but solely as
                                                  Individual Owner Trustee
                                                  under the Trust Agreement


                                                  ______________________________
                                                  Michael M. Hopkins

                                    EXHA6-5

                         Certificate of Authentication
                         -----------------------------


          This Secured Note is one of the Series 1995 A-6 Secured Notes of FLEET NATIONAL BANK OF CONNECTICUT, as Corporate Owner Trustee and MICHAEL M. HOPKINS, as Individual Owner Trustee, described in the within-mentioned Indenture.

                                                  FIRST SECURITY BANK OF UTAH,
                                                  National Association,
                                                  not in its individual
                                                  capacity but solely as
                                                  Corporate Indenture Trustee


                                                  By:___________________________
                                                     Title:

                                    EXHA6-6

                         Series 1995 A-6 Secured Notes
                             Amortization Schedule
                             ---------------------


                                         Installment Payment
Installment                            Percentage of Remaining
Payment Date                           Unpaid Principal Amount
- ------------                        -----------------------------


                                    EXHA6-7

                                                                       Exhibit B
                                                                    to Indenture
                                                                    ------------

                  Maturity Dates, Aggregate Principal Amounts
================================================================================
                         Interest Rate of Secured Notes
                         ------------------------------

                Maturity       Aggregate         Interest      Premium
                Date           Principal         Rate Per      Termina-
                ----           Amount            Annum         tion Date
                               ------            -----         ---------
Series 1995     January        $ 4,917,000       5.52%         January
A-1 Secured     2, 1997                                        2, 1997
Note
- --------------------------------------------------------------------------------
Series 1995     January        $ 5,173,000       5.57%         January
A-2 Secured     2, 1998                                        2, 1998
Note
- --------------------------------------------------------------------------------
Series 1995     January        $ 5,462,000       5.65%         January
A-3 Secured     2, 1999                                        2, 1999
Note
- -------------------------------------------------------------------------------
Series 1995     January        $ 5,770,000       5.74%         January
A-4 Secured     2, 2000                                        2, 2000
Note
- -------------------------------------------------------------------------------
Series 1995     January        $ 6,101,000       5.79%         January
A-5 Secured     2, 2001                                        2, 2001
Note
- --------------------------------------------------------------------------------
Series 1995     July 2,        $64,762,000       6.15%         March 23,
A-6 Secured     2008                                           2005
Note
================================================================================

                                    EXHB-1

                                                                     Exhibit B-1
                                                                    to Indenture
                                                                    ------------

                         Installment Payment Dates and
                        Installment Payment Percentages
                        -------------------------------


       ================================================
              SERIES 1995 A-6 SECURED NOTE


         Installment              Installment
         Payment Date             Payment Percentage
         ------------             of Remaining
                                  Unpaid Principal
                                  Amount
                                  ------
         January 2, 2002            9.97876069%
       ------------------------------------------------
         January 2, 2003           15.73086278%
       ------------------------------------------------
         January 2, 2004           19.81545266%
       ------------------------------------------------
         January 2, 2005           26.23211535%
       ------------------------------------------------
         January 2, 2006           12.07543975%
       ------------------------------------------------
            July 2, 2006           36.56760162%
       ------------------------------------------------
            July 2, 2007           74.80050461%
       ------------------------------------------------
            July 2, 2008          100.00000000%
       ================================================

                                   EXHB1-1

                                                                     Exhibit B-2
                                                                    to Indenture
                                                                    ------------

                    Issuance of Series 1995 A Secured Notes
                    ---------------------------------------

     The issuance of the Series 1995 A Secured Notes issued hereunder shall be issued to and shall be payable to the Pass Through Trustee under the related Pass Through Trust Agreement with respect to the grantor trust created thereby, in each case as set forth below.

1995 A1 Pass Through Trust:
     Series 1995 A-1 Secured Note

1995 A2 Pass Through Trust:
     Series 1995 A-2 Secured Note

1995 A3 Pass Through Trust:
     Series 1995 A-3 Secured Note

1995 A4 Pass Through Trust:
     Series 1995 A-4 Secured Note

1995 A5 Pass Through Trust:
     Series 1995 A-5 Secured Note

1995 A6 Pass Through Trust:
     Series 1995 A-6 Secured Note

                                    EXHB2-1

                                                                       Exhibit C
                                                                    to Indenture
                                                                    ------------



                               RELEVANT AMENDMENT
                               ------------------

                               TABLE OF CONTENTS


LISTED BELOW ARE THE DOCUMENTS WHICH ARE AMENDED OR REPLACED BY THE RELEVANT AMENDMENT AND THE CORRESPONDING PAGE NUMBERS OF THE RELEVANT AMENDMENT ON WHICH THE AMENDMENT THERETO OR REPLACEMENT THEREOF, AS THE CASE MAY BE, IS MADE. THIS TABLE OF CONTENTS IS FOR CONVENIENCE OF REFERENCE ONLY AND SHALL NOT AFFECT THE CONSTRUCTION OR INTERPRETATION OF THE RELEVANT AMENDMENT.


Document                                                                  Page
- --------                                                                  ----
Definitions                                                             C-2
Indenture                                                               C-8
Participation Agreement                                                C-47
Pass Through Trust Agreement                                           C-48

                                    EXHC-1

                               RELEVANT AMENDMENT
                               ------------------

          As provided for in Section 3.04 of the Indenture to which this is Exhibit C and in Section 11.6 of the Participation Agreement, the Indenture, the other Operative Documents and the Pass Through Trust Agreement will, subject to the satisfaction of the conditions specified in such Section 3.04 (including without limitation, the execution and delivery of the Relevant Date Supplement), be deemed to have been amended, automatically and without the requirement of further action by any Person effective as of the Relevant Date (provided that
                                                                --------
such amendments shall not constitute a waiver by any party to the Operative Documents of any claims or rights to indemnity such party has against any other party to the Operative Documents accrued in favor of such party prior to the Relevant Date arising under the Operative Documents as in existence prior to the Relevant Date) and so that:

(A) (I) The following defined terms in Appendix A to each of the Indenture and the other Operative Documents and, to the extent applicable, in
Section 1.01 of the Pass Through Trust Agreement shall read as follows:

          "Additional Notes" shall mean notes issued pursuant to Section 2.08 of
           ----------------
     the Indenture.

          "Appraisal Procedure" shall mean a procedure for determining any
           -------------------
     amount, value or period. Such procedure shall be commenced by the delivery of written notification by Mobil G.B. to the Indenture Trustee, or by the Indenture Trustee to Mobil G.B., that it desires to obtain an appraisal with respect to such amount, value or period. If required by the terms of the applicable Operative Documents, such parties shall first attempt to agree on such matter. If such parties are unable to agree on such matter within the time period specified in the applicable Operative Document, or if such parties are not required to attempt to agree, such parties shall thereupon consult for the purpose of selecting a mutually acceptable Independent appraiser. If within 10 days from the date the parties are required to so consult, they are unable to agree upon the appointment of a mutually acceptable Independent appraiser, then each of such parties shall appoint an Independent appraiser, and such Independent appraisers shall jointly determine such matter. If one party does not so appoint an Independent appraiser, then the Independent appraiser appointed by the other shall determine such matter as the sole appraiser. If such two Independent appraisers cannot agree on such matter within 20 days, such matters shall be determined by such two Independent appraisers and a third Independent appraiser chosen within 10 days after

                                    EXHC-2
     such 20-day period by such two Independent appraisers or, if such three Independent appraisers fail to reach an agreement, the determination of the appraiser that differs most from the second highest determination shall be excluded (unless such difference is less than ten percent from either of the other determinations), the remaining two determinations shall be averaged (or all three shall be averaged, if the third determination is not discarded due to the preceding parenthetical) and such average shall constitute the determination of the appraisers. If such two Independent appraisers fail to agree upon the appointment of a third Independent appraiser within the allotted time period, such appointment shall be made by the New York City office of the American Arbitration Association or any organization successor thereto, upon the request of any such parties from a panel of arbitrators having familiarity with assets similar to the assets comprised by the Production System. The determination of the appraisers so chosen shall be given within 20 days of the appointment of such third appraiser. Fees and expenses of the appraisers appointed in connection with an Appraisal Procedure shall be paid by Mobil G.B.

          "Business Day" shall mean any day other than a Saturday or Sunday or
           ------------
     any other day on which banks located in New York, New York, Fairfax, Virginia, the city in which the Indenture Trustee Office is located, or, so long as any Pass Through Certificate is Outstanding, the city in which the corporate trust department of the Pass Through Trustee is located, are required or authorized to remain closed.

          "Event of Loss" shall mean any of the following events:  (a) the (i)
           -------------
     loss, theft, destruction or disappearance of, or (ii) occurrence of damage (which, in Mobil G.B.'s reasonable, good faith opinion, renders repair or replacement uneconomic) to, the Production System (or substantially the entirety of the Production System) or a Significant Portion thereof; (b) the permanent condemnation, confiscation or seizure of, or requisition of title to, the Production System or a Significant Portion thereof by any Governmental Authority; (c) the requisition of use of the Production System or a Significant Portion thereof by any Governmental Authority for a period beyond the latest Maturity Date; (d) the receipt of insurance proceeds based upon an actual or constructive total loss of the Production System or a Significant Portion thereof; (e) the parties to the Operating Agreement have determined, after the fifth anniversary of the Closing Date, to abandon the Production System or any Significant Portion thereof; or (f) the parties to the Operating Agreement have determined, after the second anniversary of the

     Closing Date and prior to the fifth anniversary of the Closing Date and after MPTM has taken all commercially reasonable steps to exercise its rights under the Operating Agreement to prevent such abandonment, to abandon the Production System or a Significant Portion thereof . An Event of Loss with respect to a Significant Portion of the Production System may constitute an Event of Loss with respect to the Production System. Such determination shall be made by Mobil G.B. in its reasonable judgement.

          "Fair Market Rental Value" or "Fair Market Sales Value" of any
           ------------------------      -----------------------
     property or service as of any date shall mean the cash rent or cash price that would be obtained in an arm's-length lease or sale, respectively, between an informed and willing lessee or buyer (under no compulsion to lease or purchase) and an informed and willing lessor or seller (under no compulsion to lease or sell) of the property or services in question and shall be determined on the basis that the Production System has been maintained in accordance with the requirements of Section 11 of Article XI of the Indenture (but otherwise on an "as-is" basis).

          "Independent" shall mean, when used with respect to any specified
           -----------
     Person, a Person who (1) is in fact independent, (2) does not have any direct financial interest in Mobil G.B. or any Affiliate and (3) is not connected with Mobil G.B. or any Affiliate as an officer, employee, promoter, underwriter, trustee, partner, director or person performing similar functions. Whenever it is provided that any Independent Person's opinion or certificate shall be furnished to the Indenture Trustee, such Person shall be appointed by Mobil G.B. and approved by the Indenture Trustee in the exercise of reasonable care and such opinion or certificate shall state that the signer has read this definition and that the signer is Independent within the meaning hereof.

          "Lease Event of Default" shall mean an Indenture Event of Default.
           ----------------------

          "Outstanding", (a) when used with respect to the Secured Notes, shall
           -----------
     mean, as of the date of determination, all Secured Notes theretofore authenticated and delivered under the Indenture, except:

                 (i) Secured Notes theretofore cancelled by the Indenture Trustee or delivered to the Indenture Trustee for cancellation;

                (ii) Secured Notes or portions thereof for whose payment or redemption money in the necessary

                                    EXHC-4
          amount has been theretofore deposited with the Indenture Trustee, provided that such Secured Notes are to be redeemed and notice of such
          --------
          redemption has been duly given pursuant to the Indenture; and

               (iii) Secured Notes paid or in exchange for or in lieu of which other Secured Notes have been authenticated and delivered pursuant to the Indenture;

     provided, however, that in determining whether the Holders of the requisite
     --------  -------
     principal amount of Secured Notes Outstanding have given any request, demand, authorization, direction, notice, consent or waiver hereunder, Secured Notes owned by Mobil G.B. or any Affiliate thereof, shall be disregarded and deemed not to be Outstanding, unless such Person owns 100% of the Secured Notes owned by all Persons, except that, in determining whether the Indenture Trustee shall be protected in relying upon any such request, demand, authorization, direction, notice, consent or waiver, only Secured Notes which the Indenture Trustee knows to be so owned shall be so disregarded. Secured Notes so owned which have been pledged in good faith may be regarded as Outstanding if the pledgee establishes to the satisfaction of the Indenture Trustee the pledgee's right so to act with respect to such Secured Notes and that the pledgee is not Mobil G.B., or any Affiliate thereof, and;

          (b) when used with respect to Pass Through Certificates, shall mean, as of the date of determination, all Pass Through Certificates theretofore authenticated and delivered under the Pass Through Trust Agreement, except:

                 (i) Pass Through Certificates theretofore cancelled by the Registrar or delivered to the Pass Through Trustee or the Registrar for cancellation;

                (ii) all of the Pass Through Certificates if money in the full amount required to make the final distribution payment to be made pursuant to Section 11.01 of the Pass Through Trust Agreement has been theretofore deposited with the Pass Through Trustee in trust for the Certificateholders as provided in Section 4.01 of the Pass Through Trust Agreement pending distribution of such money to the Certificateholders pursuant to such final distribution payment; and

               (iii) Pass Through Certificates in exchange for or in lieu of which other Pass Through Certificates have been authenticated and delivered pursuant to the Pass Through Trust Agreement.

                                    EXHC-5

          "Overdue Rate" shall mean a rate per annum equal to (i) with respect
           ------------
     to amounts owing to any Loan Participant constituting payments or prepayments of the principal amount of the Secured Notes of any series, the rate of interest on such series of Secured Notes and (ii) with respect to amounts owing to any Loan Participant not constituting payments or prepayments of the principal amount of the Secured Notes of any series, a zero percent rate of interest.

          "Permitted Liens" shall mean (a) the respective rights and interests
           ---------------
     of Mobil G.B., the Indenture Trustee and the Holders, as provided in the Operative Documents, (b) Lessor's Liens, Owner Participant's Liens and Indenture Trustee's Liens, (c) Liens for Taxes either not delinquent or being contested in good faith and by appropriate proceedings, so long as such proceedings do not involve any material danger of the sale, forfeiture or loss of any part of, the Production System, the Trust Estate or the Indenture Estate, or title thereto or any interest therein or any material danger of the interference with the payment of Rent, (d) materialmen's, mechanics', workers', repairmen's, employees' or other like Liens, arising in the ordinary course of business, or arising in the course of constructing, repairing, equipping or installing, modifying or expanding the Production System or any part thereof, for amounts either not more than 60 days past due or being contested in good faith and by appropriate proceedings so long as such proceedings do not involve any material danger of the sale, forfeiture or loss of any part of the Production System, the Trust Estate or the Indenture Estate, or title thereto or any interest therein and any material danger of the interference with the payment of Rent, (e) Liens arising out of judgments or awards against Mobil G.B. with respect to which at the time an appeal or proceeding for review is being prosecuted in good faith so long as such judgment, award or appeal does not involve any material danger of the sale, forfeiture or loss of any part of the Production System, the Trust Estate or the Indenture Estate, or title thereto or any interest therein or any material danger of the interference with the payment of Rent, (f) the rights and interests of any Governmental Authority of the United States pursuant to the Federal Leases, (g) liens for current crew's wages, for general average or salvage (including contract salvage) or for wages of stevedores employed directly by Mobil G.B., MPTM, the Operator, or the operator, agent or master of the Platform which in each case (A) are unclaimed or covered by insurance or (B) for amounts either not more than 60 days past due or being contested in good faith and by appropriate proceedings so long as such proceedings do not involve any material danger of the sale, forfeiture or loss of any part of the

                                    EXHC-6

     Production System, the Trust Estate or the Indenture Estate, or title thereto or any interest therein or any material danger of the interference with the payment of Rent, (h) Liens, assignments and subleases permitted by
     Section 14 of the Lease and the rights of MPTM under the Initial Sublease and the rights of any other sublessee or any sub-sublessor under any other sublease (or sub-sublease) permitted by Section 14 of the Lease and (i) the Operating Agreement and the rights of the Operator and the Other Owner thereunder and the rights of their successors, assigns or mortgagees.

          "Relevant Amendment" shall have the meaning specified in Section
          -------------------
     3.04 of the Indenture, as originally executed.

          "Relevant Date" shall have the meaning specified in Section 3.04 of
           -------------
     the Indenture, as originally executed.

          "Responsible Officer", when used with respect to the Indenture Trustee
           -------------------
     or the Pass Through Trustee, shall mean an officer in its corporate trust administration department (or any successor group of the Indenture Trustee or the Pass Through Trustee, as the case may be) or any other officer customarily performing functions similar to those performed by any of the above designated officers and also means, with respect to a particular corporate trust matter, any other officer to whom such matter is referred because of such officer's knowledge of and familiarity with the particular subject.

          "Severable Modification" shall mean any Modification to the Production
           --------- ------------
     System permitted under Section XI of Article 11 of the Indenture and which can be readily removed from the Production System without causing material damage to the Production System.

          (II)  The following defined term shall be added to each such Appendix
A:

          "United States Government Obligations" means securities that are
           ------------------------------------
     direct obligations of the United States of America for the payment of which its full faith and credit is pledged which are not callable or redeemable, and shall also include a depository receipt issued by a bank or trust company as custodian with respect to any such United States Government Obligation or a specified payment of interest on or principal of any such United States Government Obligation held by such custodian for the account of the holder of a depository receipt so long as such custodian is not authorized to make any deduction from the amount payable to the holder of such depository receipt from any amount received by the custodian in respect of the United States Government

                                    EXHC-7

     Obligation or the specific payment of interest on or principal of the United States Government Obligation evidenced by such depository receipt.

        (III)  Section 1.01 of the Indenture shall read as follows:

          SECTION 1.01.  Definitions.  Unless otherwise defined herein, for the
                         -----------
purposes hereof, terms used herein and not otherwise defined shall have the meanings assigned to them in Appendix A. References in this Indenture to Sections, subsections, paragraphs, Schedules, Appendices and Exhibits are to Sections, subsections and paragraphs in Articles I through X of, and Schedules, Appendices and Exhibits to, this Indenture unless otherwise indicated.

          (B) (I)  Section 2.01(h) of the Indenture shall read as follows:

          (d) Each Secured Note issued after the Relevant Date shall be signed on behalf of Mobil G.B. by the Chairman, the President, any Senior Vice President, any Vice President, any Assistant Vice President, the Controller, the Treasurer or the Secretary (or any other officer or employee authorized in writing by one of the foregoing officers) of Mobil G.B., manually. No Secured Note shall be secured by or entitled to any benefit under this Indenture, or be valid for any purpose, unless there appears thereon a certificate of authentication executed by or on behalf of the Indenture Trustee by the manual signature of a Responsible Officer of the Indenture Trustee, and such certificate on any Secured Note shall be conclusive evidence that such Secured Note has been duly authenticated and delivered hereunder. Notwithstanding any provision to the contrary contained herein, any Secured Note issued after the Relevant Date shall be issued (i) in the case of any Series A-1 Secured Note, substantially in the form set forth in Exhibit A-1 to Exhibit C hereto, (ii) in the case of any Series A-2 Secured Note, substantially in the form set forth in Exhibit A-2 to Exhibit C hereto, (iii) in the case of any Series A-3 Secured Note, substantially in the form set forth in Exhibit A-3 to Exhibit C hereto,
(iv) in the case of any Series A-4 Secured Note, substantially in the form set forth in Exhibit A-4 to Exhibit C hereto, (v) in the case of any Series A-5 Secured Note, substantially in the form set forth in Exhibit A-5 to Exhibit C hereto, and (vi) in the case of any Series A-6 Secured Note, substantially in the form set forth in Exhibit A-6 to Exhibit C hereto.

          (II)  Sections 2.02 and 2.08 of the Indenture shall read as follows:

          SECTION 2.02.  Payments from Indenture Estate and Mobil G.B.  All
                         ---------------------------------------------
payments of principal and interest to be made by Mobil G.B. and, except as otherwise provided in the

                                    EXHC-8

Operative Documents, all payments of any other amounts payable by or on behalf of Mobil G.B. under the Secured Notes and this Indenture, shall be payable from the income and proceeds from the Indenture Estate and shall be direct obligations of Mobil G.B. Each Holder, by its acceptance of a Secured Note, agrees that it will look solely to Mobil G.B., the Guarantor and the income and proceeds from the Indenture Estate to the extent available for payment as herein provided and that the Indenture Trustee (whether in its individual or trust capacity) shall not be personally liable to such Holder for any amounts payable under the Secured Notes, or, except as specifically provided herein or in the other Operative Documents, for any amounts payable or any liability under this Indenture.

          SECTION 2.08  Additional Notes.  (a)  So long as no Indenture Event of
                        ----------------
Default shall have occurred and be continuing, Additional Notes of one or more series may be issued under and secured by this Indenture at any time or from time to time, and subject to the conditions hereinafter provided in this Section 2.08, for the purpose of financing Mobil G.B. share of the cost of any Modification to the Production System or any Component thereof.

          (b) Prior to the issuance of any Additional Notes of any series pursuant to this Section 2.08, Mobil G.B. shall have delivered to the Indenture Trustee, not less than thirty (30) days prior to the proposed date of issuance of such Additional Notes, a request and authorization to issue Additional Notes (a "Request"), which Request shall include the amount and series of such
    -------
Additional Notes, the proposed date of issuance of such Additional Notes, and other details with respect thereto which are not inconsistent with this Section
2.08. Such Additional Notes shall have a designation so as to distinguish such Additional Notes from the Initial Secured Notes and Additional Notes of any other series, but otherwise shall be substantially similar in form to the Initial Secured Notes, with such omissions therefrom, variations therein and additions thereto as shall be appropriate. Such Additional Notes shall not rank senior in any respect to other Secured Notes issued pursuant to the terms hereof.

          (c) The terms, conditions and designations of such Additional Notes (which shall be consistent with the Request and with the terms of this Indenture) shall be set forth in a supplement to this Indenture which shall be executed by Mobil G.B. and the Indenture Trustee.

             (i) after giving effect to the issuance of the Additional Notes, the aggregate principal amount outstanding of all Secured Notes (which shall not exceed 85% of the total Fair Market Value of the Undivided Interest (as determined pursuant to the Appraisal Procedure) after giving effect to such Modifications);

                                    EXHC-9

          (ii) the text of such Additional Notes (which, except for the terms of payment thereof, shall be of substantially the same effect as the text of the Initial Secured Notes set forth in this Indenture, with such changes as are consistent with and permitted by this Indenture and which in all events shall provide that such Additional Notes are never more than pari passu in priority of payment, in right of security and in all other respects with the Initial Secured Notes);

         (iii)  the date of maturity of such Additional Notes;

          (iv) the date from which, and the date or dates on which, interest is payable (which shall be Interest Payment Dates);

           (v) the terms for the repayment of the principal amount of such Additional Notes (each regularly scheduled payment of principal shall be an Interest Payment Date);

          (vi) the terms, if any, as to prepayment or redemption of such Additional Notes at the option of Mobil G.B., and as to the premium, if any, payable on any redemption or prepayment of such Additional Notes; and

         (vii) any other terms and agreements in respect thereof provided or permitted by this Indenture or necessary to specify the terms and conditions on which such additional notes shall be issued.

          (d) Such Additional Notes shall be executed by Mobil G.B. as provided in Section 2.01 and deposited with the Corporate Indenture Trustee for authentication and delivery, but before such Additional Notes shall be authenticated and delivered by the Indenture Trustee, there shall be delivered to or deposited with the Indenture Trustee the following:

             (i)  the Request;

            (ii)  such supplement to this Indenture, duly executed by Mobil
     G.B.;

           (iii) such instruments as may be necessary to perfect the security interest in Mobil G.B.'s 405 undivided interest in such Modification under this Indenture;

            (iv) such evidence of the due filing of financing statements and other filings with respect to the Modification as may be required to subject such property to the Lien of this Indenture, subject to no Liens except Permitted Liens;

                                    EXHC-10

             (v) originals or certified copies of all corporate actions necessary for the due and valid issue of such Additional Notes, the due and valid authorization, execution, delivery and performance by Mobil G.B. of the supplement to this Indenture relating thereto, and the creation of the Lien and security interest thereon referred to above, all of which corporate actions shall have been duly obtained and shall be in full force and effect; together with reasonable evidence as to the due occurrence of all such authorization, execution, delivery and performance;

            (vi) documentation, duly executed and delivered by the respective parties thereto whereby the proposed holders of the Additional Notes agree to be bound by the terms of the Operative Documents (including, without limitation, representations and covenants corresponding to those contained in Section 7 of the Participation Agreement);

           (vii) an Officer's Certificate of Mobil G.B. certifying as to its share of the cost of such Modification; and

          (viii) such opinions of counsel as are customary in transactions of this type, including, without limitation, opinions as to the due authorization, execution, delivery and enforceability (subject to usual or customary exceptions, qualifications and assumptions) of such supplement to this Indenture and such Additional Notes, and such other certificates and other documents as may be reasonably requested by the Indenture Trustee to evidence the validity and binding effect of such supplement to this Indenture and such Additional Notes and compliance with this Section 2.08.

          (e) When the documents referred to in Section 2.08(d) shall have been delivered to or deposited with the Indenture Trustee and when such Additional Notes described in the Request and the supplement to this Indenture have been executed by Mobil G.B. as required by this Indenture, the Indenture Trustee shall authenticate and deliver such Additional Notes in the manner described in such Request, but only upon payment to Mobil G.B. of the sum or sums specified in such Request.

          SECTION 2.12.  Certain References and Obligations.  Notwithstanding
                         -----------------------------------
any provision to the contrary contained herein, Sections 2.01, 2.03, 2.05, 2.06 and 2.07 shall be deemed amended to provide that any reference to or obligation of the Owner Trustee contained in such Sections shall after the Relevant Date be deemed to be a reference to or obligation of Mobil G.B.

                                    EXHC-11

          (C)  Sections 3.02, 3.03, 3.04, 3.06, 3.08 and 3.11 of the Indenture
shall read as follows:

          SECTION 3.02.  Mandatory Redemption.  Casualty Redemption.  (i)  In
                         --------------------   -------------------
the event that an Event of Loss shall occur with respect to the Production System or a Significant Portion thereof then, unless, in the case of an Event of Loss with respect to such a Significant Portion where such Significant Portion is rebuilt or replaced pursuant to Section 12.06 of Article XI, Mobil G.B. shall redeem on the date of payment of the amount required to be paid as a result of such Event of Loss pursuant to Section 12.02 of Article XI (the date of any redemption under this Section 3.02 being herein called a "Casualty Redemption
                                                          -------------------
Date") (i) if the Event of Loss shall have occurred with respect to the
- ----
Production System, the entire unpaid principal amount of the Secured Notes Outstanding on such Casualty Redemption Date, at a redemption price equal to 100% of such unpaid principal amount of such Secured Notes, together with any accrued and unpaid interest thereon to such Casualty Redemption Date and without Make-Whole Amount or any other premium and (ii) if the Event of Loss shall have occurred with respect to a Significant Portion of the Production System, such of the unpaid principal amount of the Secured Notes of each series Outstanding on such Casualty Redemption Date (assuming, only for purposes of this calculation, that if such Casualty Redemption Date is coincident with an Installment Payment Date or a Maturity Date, the scheduled principal payment due, if any, on such Casualty Redemption Date on the Secured Notes of such series is paid prior to the time the Redemption Price is calculated pursuant to this Section 3.02(ii) and applied to principal in accordance with Section 4.01) as shall be equal to the product of (x) the entire unpaid principal amount of the Secured Notes of such series Outstanding on such Casualty Redemption Date (assuming, only for purposes of this calculation, that if such Casualty Redemption Date is coincident with an Installment Payment Date or a Maturity Date, the scheduled principal payment due, if any, on such Casualty Redemption Date on the Secured Notes of such series is paid prior to the time the Redemption Price is calculated pursuant to this Section 3.02(ii) and applied to principal in accordance with Section 4.01) and (y) a fraction, the numerator of which shall be the Original Cost of the Significant Portion of the Undivided Interest suffering such Event of Loss and the denominator of which shall be Lessor's Cost, at a redemption price equal to 100% of such unpaid principal amount of the Secured Notes of such series to be redeemed on such Casualty Redemption Date pursuant to the terms of this Section 3.02(ii), together with any accrued and unpaid interest thereon to such Casualty Redemption Date (assuming, only for purposes of this calculation, that if such Casualty Redemption Date is coincident with an Interest Payment Date, the interest due on such Interest Payment Date is paid prior to the time the Redemption Price is calculated pursuant to this Section

                                    EXHC-12

3.02(ii) and applied to interest in accordance with Section 4.01) and without Make-Whole Amount or any other premium; provided that each Holder of a Secured
                                        --------
Note of such series shall receive, as to the principal thereof, the same portion of such Redemption Price of such series in its entirety as the principal value of such Secured Note at such Casualty Redemption Date represents of the total value of the principal value of all Secured Notes of such series at such Casualty Redemption Date.

          SECTION 3.03.  Optional Redemption. The Secured Notes may not be
                         -------------------
optionally redeemed on or prior to the fifth anniversary of the Closing Date. Following the fifth anniversary of the Closing Date, Mobil G.B. at its option may redeem the Secured Notes on any date, in whole, at a redemption price equal to 100% of the unpaid principal amount of the Secured Notes to be redeemed pursuant to this Section 3.03, together with any accrued and unpaid interest thereon to the date of redemption, plus the Make-Whole Amount, if any.

          SECTION 3.04.  [Intentionally Omitted]

          SECTION 3.06.  [Intentionally Omitted]

          SECTION 3.08.  [Intentionally Omitted]

          SECTION 3.11.  Certain References and Obligations.  Notwithstanding
                         ----------------------------------
any provision to the contrary contained herein, Section 3.05 shall be deemed amended to provide that any reference to or obligation of the Owner Trustee contained in such Section shall after the Relevant Date be deemed to be a reference to or obligation of Mobil G.B.

          (D)  Article IV of the Indenture shall read as follows:

                                   ARTICLE IV

                     RECEIPT, DISTRIBUTION AND APPLICATION
                      OF INCOME FROM THE INDENTURE ESTATE

          SECTION 4.01.  [Intentionally Omitted]

          SECTION 4.02.  Certain Distributions.  (a)  Any payment received by
                         ---------------------
the Indenture Trustee (i) pursuant to Section 12 of Article XI as a result of the occurrence of an Event of Loss with respect to the Production System or a Significant Portion thereof or (ii) pursuant to Section 3.03, shall be distributed forthwith in the following order of priority:

          first, in the manner provided in clause "first" of Section 4.03;
          -----

                                    EXHC-13
          second, in the manner provided in clause "third" of Section 4.03 but
          ------
     only with respect to those Secured Notes to be redeemed pursuant to Section
     3.02 as a result of such Event of Loss;

          third, in the manner provided in clause "second" of Section 4.03;
          -----

          fourth, in the manner provided in clause "fourth" of Section 4.03; and
          ------

          fifth, in the manner provided in clause "fifth" of Section 4.03.
          -----

          (b) The portion of each payment referred to in this Section 4.02 distributed to a Holder on account of principal or interest on any Secured Note held by such Holder shall be applied by such Holder in payment of such Secured
Note in accordance with the terms of Section 4.04.

          SECTION 4.03.  Distribution After Indenture Event of Default.  If (a)
                         ---------------------------------------------
an Indenture Event of Default shall have occurred and be continuing, and (b) either the Indenture Trustee shall have given notice to declare this Indenture to be in default pursuant to Section 5.04(a), or any of the Secured Notes shall have been declared or otherwise shall have become immediately due and payable pursuant to Section 5.04, then, to the extent that each such declaration shall not have been rescinded or the Secured Notes shall remain immediately due and payable, (i) all amounts then held by the Indenture Trustee pursuant to Section
4.05 or 4.06 or then otherwise held by the Indenture Trustee hereunder or under any Operative Document (other than amounts held for its own account), and (ii) all payments and amounts thereafter realized by the Indenture Trustee through the exercise of remedies hereunder or under any of the agreements assigned or pledged to the Indenture Trustee under this Indenture or otherwise as trustee under this Indenture (for purposes of this Section 4.03, all such amounts and payments held or realized being herein called "proceeds"), other than amounts
                                               --------
expressly paid to it for its own account, shall be distributed forthwith by the Indenture Trustee in the following order of priority:

          first, so much of such proceeds as shall be required to reimburse the
          -----
     Indenture Trustee for any unpaid fees for its services under this Indenture and any unreimbursed tax, expense (including reasonable legal fees) or other loss incurred by it (in each case to the extent reimbursable under the Operative Documents) shall be distributed to the Indenture Trustee for application to itself;

          second, so much of the remaining proceeds as shall be required to
          ------
     reimburse the then existing or prior

                                    EXHC-14

     Holders for amounts paid or advanced by the Holders pursuant to Section
     6.04 (to the extent not previously reimbursed), shall be distributed to the then existing and prior Holders as their respective interests may appear, and if the proceeds remaining are insufficient to pay all such amounts in full, they shall be distributed ratably, without priority of any recipient over any other recipient (except as otherwise expressly provided herein), in the proportion the aggregate amount due each such Person under this clause "second" bears to the aggregate amount and interest due all such Persons under this clause "second";

          third, so much of the proceeds remaining as shall be required to pay
          -----
     in full the aggregate unpaid principal amount of each Secured Note then Outstanding and all accrued but unpaid interest thereon to the date of distribution, shall be distributed to the Holder of such Secured Note, and if the proceeds remaining are insufficient to pay all such amounts in full, they shall be distributed to all Holders ratably, without priority of any Holder over any other Holder (except as otherwise expressly provided herein), in the proportion that the aggregate amount due each such Holder under this clause "third" bears to the aggregate amount due all such Holders under this clause "third";

          fourth, so much of the proceeds remaining as shall be required to pay
          ------
     to each Holder all other amounts payable pursuant to the indemnification provisions of Section 12 of the Participation Agreement or pursuant to any other provision of any Operative Document and secured hereunder to such Holder or to its predecessors and remaining unpaid shall be distributed to such Holder for distribution to itself and such predecessors, as their respective interests may appear, and if the proceeds remaining are insufficient to pay all such amounts in full, they shall be distributed ratably, without priority of any Holder over any other Holder (except as otherwise expressly provided herein), in the proportion that the aggregate amount due each such Holder under this clause "fourth" bears to the aggregate amount due all such Holders under this clause "fourth"; and

          fifth, the balance, if any, of the proceeds remaining shall be
          -----
     distributed to Mobil G.B.

          All amounts distributed to any Holder pursuant to clause "third" of
                                                                    -----
this Section 4.03 shall be applied by such Holder in payment of the Secured Notes held by it in accordance with the terms of Section 4.04.

          SECTION 4.04.  Application of Payments on Secured Notes.  Each payment
                         ----------------------------------------
on a Secured Note shall be applied,

                                    EXHC-15
first, to the payment of accrued interest on such Secured Note to the date of
- -----
such payment, second, to the payment of any principal on such Secured Note then
              ------
due thereunder, and third, to the payment of the installments of principal
                    -----
remaining unpaid on such Secured Note in the inverse order of the installment due date thereof.

          SECTION 4.05.  Applications of Payments According to Applicable
                         ------------------------------------------------
Operative Document Provisions.  (a) Any payments or amounts received by the
- -----------------------------
Indenture Trustee, provision for the application of which is made in any Operative Document, shall be applied promptly as provided in such Operative Document, unless an Indenture Event of Default shall have occurred and be continuing at the time the Indenture Trustee receives such payment and the Indenture Trustee has Actual Knowledge of such Indenture Event of Default, in which case the Indenture Trustee shall hold such payment as part of the Indenture Estate, as cash collateral security hereunder for the obligations of Mobil G.B. under the Operative Documents and shall invest such payments and amounts in accordance with the terms of Section 7.04, and, subject to earlier distribution thereof under Section 4.03, such payments and amounts, and the proceeds of any investment thereof, shall be paid by the Indenture Trustee to Mobil G.B. at such time as any applicable conditions shall have been satisfied and no Indenture Event of Default shall be continuing.

          (b) Notwithstanding any other provision of this Indenture to the contrary, and whether or not any such provision refers to this Section 4.05, any Excepted Payment (as defined prior to the Relevant Date) to be paid directly to the Trust Company or to the Owner Participant shall, if received by the Indenture Trustee, be paid or distributed immediately by the Indenture Trustee to the Trust Company or the Owner Participant, as the case may be.

          SECTION 4.06.  Amounts Received for Which No Provision Is Made.  (a)
                         -----------------------------------------------
Any payment received or amounts realized by the Indenture Trustee for which no provision as to the application thereof is made elsewhere in this Indenture or any other Operative Document shall be held by the Indenture Trustee as part of the Indenture Estate in a cash collateral account maintained under Section 7.04, and (b) all payments received and amounts realized by the Indenture Trustee under this Indenture or otherwise with respect to the Undivided Interest, to the extent received or realized at any time after payment in full of the principal of and interest on all Secured Notes issued hereunder or the conditions set forth in Section 10.01 for the defeasance of the Secured Notes shall have been satisfied, as well as any other amounts remaining as part of or as proceeds of the Indenture Estate after payment in full of the principal of and interest on all such Secured Notes or the conditions set forth in Section 10.01 for the defeasance of the Secured Notes shall have been satisfied,

                                    EXHC-16
shall be distributed forthwith by the Indenture Trustee in the order of priority set forth in Section 4.03, omitting clause "third" thereof. The Indenture
                                            -----
Trustee shall give prompt notice to Mobil G.B. and each Holder of the receipt of any moneys by the Indenture Trustee subject to the provisions of this Section 4.06.

          SECTION 4.07.  Payment Procedures.  All amounts which are
                         ------------------
distributable from time to time by the Indenture Trustee to Mobil G.B. or any Holder shall be paid by the Indenture Trustee in immediately available funds promptly after such amounts become immediately available to it, and the Indenture Trustee shall not be obligated to see to the application of any such payment made by it. All payments made by the Indenture Trustee to Mobil G.B. shall be made in the manner and to the address set forth in Schedule 1 to the Participation Agreement or to such other address as may be specified from time to time by notice to the Indenture Trustee from Mobil G.B.

          (E)  Sections 5.01, 5.02, 5.03, 5.04, 5.05, 5.09 and 5.11 of the
Indenture shall read as follows:

          SECTION 5.01.  [Intentionally Omitted]

          SECTION 5.02.  Indenture Events of Default.  "Indenture Event of
                         ---------------------------    ------------------
Default" means any of the following events (whatever the reason for such
- -------
Indenture Event of Default and whether such event shall be voluntary or involuntary or come about or be effected by operation of law or be pursuant to or in compliance with any judgment, decree or order of any court or any Governmental Rule):

          (a) any payment of principal of, Make-Whole Amount, if any, or interest on any Secured Note shall not have been made on or prior to the tenth
(10th) Business Day after the same shall have become due and payable; or

          (b) Mobil G.B. shall fail to maintain the insurance required to be maintained pursuant to Section 13.1 of Article XI of this Indenture; or

          (c) Mobil G.B. shall fail to perform or observe any material covenant or agreement to be performed or observed by it under this Indenture or any other Operative Document (but in the case of the Participation Agreement, only as such covenant or agreement relates to the Indenture Trustee and the Loan Participants and other than any covenant or agreement under the Tax Indemnity Agreement) and such failure shall continue for a period of thirty (30) days after receipt by Mobil G.B. of a written notice from the Indenture Trustee specifying such failure and requiring it to be remedied; provided, however, that the continuation of any such failure for such period of thirty (30) days or such longer period (not

                                    EXHC-17
to exceed 365 days) after receipt of such notice shall not constitute an Indenture Event of Default so long as (i) such failure is curable or correctable and (ii) Mobil G.B. is diligently pursuing the cure or correction of such failure; or

          (d) the Guarantor shall fail in any material respect to perform or observe any covenant or agreement to be performed or observed by it under the Guaranty (other than any covenant or agreement in respect of Mobil G.B.'s obligations under the Operative Documents) and such failure shall continue for a period of thirty (30) days after receipt by the Guarantor of a written notice from the Indenture Trustee specifying such failure and requiring it to be remedied; provided, however, that the continuation of any such failure for such period of thirty (30) days or such longer period (not to exceed 365 days) after receipt of such notice shall not constitute an Indenture Event of Default so long as (i) such failure is curable or correctable and (ii) the Guarantor is diligently pursuing the cure or correction of such failure; or

          (e) any representation or warranty made by Mobil G.B. in Section 5 of the Participation Agreement or in any Officer's Certificate of Mobil G.B. delivered pursuant to the Participation Agreement shall prove to have been inaccurate in any material respect when made, unless such inaccuracy shall not be material to the recipient at the time when the notice referred to below shall have been received by Mobil G.B. or any adverse impact thereof shall have been cured within thirty (30) days after receipt by Mobil G.B. of a written notice thereof from the Indenture Trustee; provided, however, that the continuation of any such inaccuracy for such period of thirty (30) days or such longer period (not to exceed 365 days) after receipt of such notice shall not constitute a Indenture Event of Default so long as (i) any material adverse impact of such inaccuracy is curable or correctable and (ii) Mobil G.B. is diligently pursuing the cure or correction of such material adverse impact; or

          (f) any material representation or warranty made by the Guarantor in the Guaranty or in any Officer's Certificate of the Guarantor delivered pursuant to the Participation Agreement shall prove to have been inaccurate in any material respect when made, unless such inaccuracy shall not be material to the recipient at the time when the notice referred to below shall have been received by the Guarantor or any material adverse impact thereof shall have been cured or corrected within thirty (30) days after receipt by Mobil G.B. of a written notice thereof from the Indenture Trustee; provided, however, that the
                                           --------  -------
continuation of any such inaccuracy for such period of thirty (30) days or such longer period (not to exceed 365 days) after receipt of such notice shall not constitute an Indenture Event of Default so long as (i) any material adverse impact of such inaccuracy is curable

                                    EXHC-18
or correctable and (ii) the Guarantor is diligently pursuing the cure or correction of such material adverse impact; or

          (g) Mobil G.B. or the Guarantor shall commence a voluntary case or other proceeding seeking liquidation, reorganization or other relief with respect to itself or its debts under any bankruptcy, insolvency or other similar law now or hereafter in effect or seeking the appointment of a trustee, receiver, liquidator, custodian or other similar official of it or any substantial part of its property, or shall consent to any such relief or to the appointment or taking possession by any such official or agency in an involuntary case or other proceeding commenced against it, or shall make a general assignment for the benefit of creditors, or shall take any corporate action to authorize any of the foregoing, or an involuntary case or other proceeding shall be commenced against Mobil G.B. or the Guarantor seeking liquidation, reorganization or other relief with respect to it or its debts under any bankruptcy, insolvency or other similar law now or hereafter in effect or seeking the appointment of a trustee, receiver, liquidator, custodian or other similar official or agency of it or any substantial part of its property, and such involuntary case or other proceeding shall remain undismissed and unstayed for a period of ninety (90) days.

          SECTION 5.03.  [Intentionally Omitted]

          SECTION 5.04.  Remedies.  (a)  If an Indenture Event of Default shall
                         --------
have occurred and be continuing and so long as the same shall be unremedied, then and in every such case the Indenture Trustee may declare this Indenture to be in default by written notice to such effect given to Mobil G.B., and at any time thereafter, provided that such declaration shall not have been rescinded, the Indenture Trustee, to the extent permitted by applicable law and subject to Sections 5.05 and 5.09 may: (i) exercise any or all of the rights and powers and pursue any and all of the remedies herein provided or available under applicable law, (ii) take possession of all or any part of the Indenture Estate and exclude Mobil G.B. and all Persons claiming under Mobil G.B. wholly or partly therefrom, (iii) upon reasonable prior written notice to Mobil G.B., invoke and exercise the power of sale and sell any or all of the Indenture Estate in the manner required by law at public auction, or in any other manner which shall be in accordance with applicable law, or, in lieu of sale pursuant to the power of sale, foreclose the Indenture Estate and (iv) exercise all rights and remedies of a secured party under the Uniform Commercial Code as in effect in any applicable jurisdiction. The Indenture Trustee shall notify Mobil G.B. as soon as is reasonably practicable after its commencement of the exercise of any remedy pursuant to this Section 5.04.

                                    EXHC-19

          (b) If an Indenture Event of Default (other than an Indenture Event of Default specified in Section 5.02(g)) shall have occurred and be continuing, then the Indenture Trustee may at any time, by written notice to Mobil G.B., immedialtely declare all (but not less than all) of the Secured Notes to be due and payable. Upon such declaration the unpaid principal of all Secured Notes then Outstanding, together with accrued but unpaid interest thereon and any other amounts due there under, shall immediately become due and payable without pre sentment, demand, protest or notice, all of which are hereby waived.

          (c) If an Indenture Event of Default of the type specified in Section 5.02(g) shall have occurred and be continuing, the principal of all Secured Notes then Outstanding, together with accrued but unpaid interest thereon and any other amounts due thereunder, shall become and be due and payable automatically, without declaration, notice, demand or any other action on the part of the Indenture Trustee or any Holder, all of which are hereby waived. Each of Section 5.04(b) and this Section 5.04(c), however, is subject to the condition that, if at any time after the principal of the Secured Notes shall have become due and payable upon a declared or automatic acceleration thereof as provided herein, and before any judgment or decree for the payment of the money so due, or any portion thereof, shall be entered, all overdue payments of interest upon the Secured Notes and all other amounts payable under the Secured Notes (except the principal of the Secured Notes which by such declaration shall have become payable) shall have been duly paid, and every other Indenture Event of Default with respect to any covenant or provision of this Indenture shall have been cured, then and in every such case a Majority in Interest of Holders of Notes, by written instrument filed with the Indenture Trustee, may (but shall not be obligated to) rescind and annul the Indenture Trustee's declaration and its consequences; but no such rescission or annulment shall extend to or affect any subsequent Indenture Event of Default or impair any right consequent thereon.

          (d) Notwithstanding any provision in any document or instruction that purports to require the Indenture Trustee to acquire title to any or all of the Indenture Estate upon foreclosure, or pursuant to instructions, the Indenture Trustee shall not be obligated to acquire any such title unless: (i) the Indenture Trustee is provided with such security or indemnity as it shall deem satisfactory to it, (ii) such acquisition of title complies with all applicable Operative Documents, laws, rules and regulations, which shall be evidenced by an opinion of counsel to such effect in form and substance satisfactory to the Indenture Trustee and (iii) the Indenture Trustee shall have obtained such executed certificates, instruments or other documents, in accordance with its reasonable inquiries or requests.

                                    EXHC-20

          SECTION 5.05.  Suit; Possession; Title; Sale of Indenture Estate.  (a)
                         -------------------------------------------------
Mobil G.B. agrees that, if an Indenture Event of Default shall have occurred and be continuing and the Indenture Trustee shall be entitled to exercise remedies hereunder as provided in Section 5.04, the Indenture Trustee may take possession of all or any part of the Indenture Estate and may exclude Mobil G.B., and all Persons claiming under Mobil G.B., wholly or partly therefrom; provided,
                                                               --------
however, that reasonable prior notice of such taking of possession shall be
- -------
given to Mobil G.B. If an Indenture Event of Default shall have occurred and be continuing and the Indenture Trustee shall be entitled to exercise remedies hereunder as provided in Section 5.04, at the request of the Indenture Trustee, Mobil G.B. shall promptly execute and deliver to the Indenture Trustee such instruments of title and other documents as the Indenture Trustee may deem necessary or advisable to enable the Indenture Trustee or any agent or representative designated by the Indenture Trustee, at such time or times and place or places as the Indenture Trustee may specify, to obtain possession of all or any part of the Indenture Estate to which the Indenture Trustee shall at the time be entitled hereunder. If Mobil G.B. shall for any reason fail to execute and deliver such instruments and documents after such request by the Indenture Trustee, the Indenture Trustee may (i) obtain a judgment conferring on the Indenture Trustee the right to immediate possession of any property, comprising a portion of the Indenture Estate and requiring Mobil G.B. to execute and deliver such instruments and documents to the Indenture Trustee or (ii) pursue all or part of such property wherever it may be found, and the Indenture Trustee may enter any of the premises where such property or any portion thereof may be or is supposed to be and search for such property; provided, further,
                                                          --------  -------
that notwithstanding any provision herein to the contrary, the Indenture Trustee shall not sell, assign, transfer or deliver any of the Indenture Estate or take possession of the Indenture Estate unless the Secured Notes shall have been accelerated pursuant to Section 5.04(b) or 5.04(c). All expenses of obtaining such judgment or of pursuing, searching for and taking such property shall, until paid, be secured by the Lien of this Indenture.

          (b) Upon every such taking of possession, the Indenture Trustee may make, from time to time and at the expense of the Indenture Estate, such expenditures for maintenance, insurance, repairs, replacements, alterations, additions and improvements to and of the Indenture Estate as it may deem proper. In each such case, the Indenture Trustee shall have the right to maintain, use, operate, store, lease, control or manage the Indenture Estate and to exercise all rights and power of Mobil G.B. relating to the Indenture Estate as the Indenture Trustee shall deem to be in the best interest of the Holders. The Indenture Trustee shall be entitled to collect and receive directly all tolls, rents,

                                    EXHC-21
revenue, issues, income, products and profits of the Indenture Estate and every part thereof, other than Excepted Payments. Such tolls, rents, revenues, issues, income, products and profits shall be applied (i) to pay the expenses of the use, operation, storage, leasing, control, management or disposition of the Indenture Estate, (ii) to pay the expense of all maintenance, repairs, replacements, alterations, additions and improvements, (iii) to make all payments which the Indenture Trustee may be required or may elect to make, if any, for taxes, assessments, insurance or other proper charges upon the Indenture Estate or any portion thereof, including without limitation the employment of engineers and accountants to examine, inspect and make reports upon the properties and books and records of Mobil G.B., and (iv) to pay amounts owing in respect of the Secured Notes in accordance with the provisions thereof and hereof and to make all other payments which the Indenture Trustee may be required or authorized to make under any provision of this Indenture, as well as just and reasonable compensation for the services of the Indenture Trustee and of all Persons properly engaged and employed by the Indenture Trustee.

          (c) Any of the Indenture Trustee, any Holder or Mobil G.B. may be a purchaser of the Indenture Estate or any portion thereof or any interest therein at any sale thereof, whether pursuant to foreclosure or power of sale or otherwise. The Indenture Trustee may apply against the purchase price therefor the amount then due to it hereunder or under any of the Secured Notes secured hereby and any Holder may apply against the purchase price therefor the amount then due to it hereunder or under the Secured Notes held by such Holder, to the extent of such portion of the purchase price as it would have received had it been entitled to share in any distribution thereof. The Indenture Trustee or any Holder or any nominee of any such Holder shall acquire, upon any such purchase, good title to the property so purchased, free of the Lien of this Indenture and, to the extent permitted by applicable law, free of all rights of redemption in Mobil G.B. in respect of the property so purchased.

          (d) Any sale or other conveyance of any of the Indenture Estate by the Indenture Trustee made pursuant to the terms of this Indenture shall bind Mobil G.B. and the Holders and shall be effective to transfer or convey all right, title and interest of the Indenture Trustee, Mobil G.B. and the Holders in and to such Indenture Estate or portion thereof, as the case may be. No purchaser or other grantee shall be required to inquire as to the authorization, necessity, expediency or regularity of such sale or conveyance, or as to the application of any sale or other proceeds with respect thereto by the Indenture Trustee. In the event of any such sale, Mobil G.B. shall execute any and all such bills of sale and other documents, and perform and do all other acts and things requested by the Indenture Trustee in order to permit contin-

                                    EXHC-22
uation of such sale and to effectuate the transfer or conveyance referred to in the first sentence of this Section 5.05(d). Mobil G.B. shall ratify and confirm any such sale or sales by executing and delivering to the Indenture Trustee or to such purchaser or purchasers all instruments as may reasonably be requested for such purpose. Any such sale or sales made hereunder shall operate to divest all the estate, right, title, interest, claim and demand whatsoever, whether at law or in equity, of Mobil G.B. in and to the properties and rights so sold, and shall be a perpetual bar both at law and in equity against Mobil G.B. and against any and all persons claiming or who may claim the same, or any part thereof from, through or under Mobil G.B. Upon any sale or other disposition of the Indenture Estate by the Indenture Trustee, the Indenture Trustee will promptly account in writing, in reasonable detail, to Mobil G.B. for the amount of such sale, the costs and expenses incurred in connection therewith and any surplus proceeds.

          (e) The Indenture Trustee shall as a matter of right, be entitled to the appointment of a receiver or a keeper pursuant to the terms and provisions of La. R.S. 9:5136 et seq. (who may be the Indenture Trustee or any successor or
                   -- ---
nominee thereof), at any time after an Indenture Event of Default either before or after declaring due and payable the principal of all Secured Notes then Outstanding, together with accrued but unpaid interest thereon and any other amounts due thereunder, for all or any portion of the Indenture Estate, whether such receivership or keepership be incidental to a proposed sale of the Indenture Estate or the taking of possession thereof or otherwise, and Mobil G.B. hereby consents to the appointment of such a receiver, and agrees that it will not oppose any such appointment. Any receiver appointed for all or any portion of the Indenture Estate shall be entitled in addition to any powers available under applicable law, to exercise all the rights and powers of the Indenture Trustee with respect to the Indenture Estate.

          (f) To the extent now or at any time hereafter enforceable under applicable law, Mobil G.B. covenants that it will not at any time insist upon or plead, or in any manner whatsoever claim or take any benefit or advantage of any stay, extension, moratorium, any exemption from execution or sale or other similar law or from any law now or hereafter in force providing for the valuation or appraisement of the Indenture Estate or any part thereof, prior to any sale or sales thereof to be made pursuant to any provision herein contained, or prior to any applicable decree, judgment or order of any court of competent jurisdiction; nor, after such sale or sales, claim or exercise any right under any statute now or hereafter made or enacted by any state or any right to have a portion of the Indenture Estate or the security for the Secured Notes marshalled or otherwise redeem the property so sold or any part thereof, and hereby expressly waives for itself and on

                                    EXHC-23
behalf of each and every Person, except decree or judgment creditors of Mobil G.B. acquiring any interest in or title to the Indenture Estate or any part thereof subsequent to the date of this Indenture, all benefit and advantage of any such law or laws, and covenants that it will not invoke or use any such law or laws, but will suffer and permit the execution of every such power as though no such law or laws had been made or enacted.

          The Indenture Trustee may maintain such a pleading, or, in any manner whatsoever, claim or take any benefit or advantage of or from any law now or hereafter in force even if it does not possess any of the Secured Notes or does not produce any of them in the proceeding. A delay or omission by the Indenture Trustee or any Holder in exercising any right or remedy accruing upon an Indenture Event of Default under this Indenture shall not impair the right or remedy or constitute a waiver of or acquiescence in such Indenture Event of Default.

          (g) The Indenture Trustee may adjourn from time to time any sale to be made under or by virtue of this Indenture for such sale or for such adjourned sale or sales, and, except as otherwise provided by any applicable provision of law, the Indenture Trustee, without further notice or publication, may make such sale at the time and place to which the same shall be so adjourned.

          (h) Any recovery of any judgment by the Indenture Trustee under the Secured Notes and any levy of any execution under any such judgment upon the Indenture Estate shall not affect in any manner or to any extent the security title and security interest conveyed hereby upon the Indenture Estate or any part thereof, or any conveyances, powers, rights and remedies of the Indenture Trustee hereunder, but such conveyances, powers, rights and remedies shall continue unimpaired as before.

          (i) Notwithstanding anything contained herein, so long as the relevant Pass Through Trustee is a registered Holder, the Indenture Trustee is not authorized or empowered to acquire title to all or any portion of the Indenture Estate or take any action with respect to all or any portion of the Indenture Estate so acquired by it if such acquisition or action would cause the relevant Pass Through Trust to fail to qualify as a "grantor trust" for federal income tax purposes.

          (j) Mobil G.B. shall be liable for all reasonable legal fees and other reasonable costs and expenses incurred by each Loan Participant and the Indenture Trustee by reason of the occurrence of any Indenture Event of Default or the exercise of remedies with respect thereto.

                                    EXHC-24

          SECTION 5.09.  Quiet Enjoyment.  Notwithstanding any other provision
                         ---------------
of any Operative Document, unless an Indenture Event of Default shall have occurred and be continuing and this Indenture shall have been declared in default pursuant to Section 5.04(a), the Indenture Trustee shall not take or cause to be taken any action contrary to, or disturb, Mobil G.B.'s rights to uninterrupted possession and use of, and quiet enjoyment of, the Production System or a Significant Portion thereof. Without limiting the foregoing, the Indenture Trustee (for itself and its successors and assigns, it being agreed that the following provisions of this sentence run with the Undivided Interest and shall be binding on any transferee or assignee of the whole or any part of the Undivided Interest) hereby waives the right to bring any action for partition of the Production System or Mobil G.B.'s or the Indenture Trustee's interest therein and hereby covenants that, for so long as there are economically producible Hydrocarbon reserves in the Federal Leases ("Unit
                                                                     ----
Reserves"), (i) the Indenture Trustee shall not commence, prosecute or join in
- --------
any legal, equitable or administrative action or proceeding to partition the Production System or Mobil G.B.'s or the Indenture Trustee's interest therein,
(ii) the Indenture Trustee shall not commence, prosecute or join in any legal, equitable or administrative action or proceeding, or take or permit any other action that would remove the Production System from the location thereof or require that the Production System be sold, abandoned or moved such that it is made unavailable to produce the Unit Reserves, and (iii) the Indenture Trustee shall not interfere in any manner with the quiet use and enjoyment of the Other Undivided Interest by the Other Owner or any other Person which becomes entitled to possession of the Other Undivided Interest. The Other Owner and its successors and assigns shall be third-party beneficiaries of the Indenture Trustee's waiver and covenants contained in the immediately preceding sentence. The Indenture agrees that any transferee of its interest in the Undivided Interest shall agree in writing to be bound by the provisions of the second preceding sentence.

          SECTION 5.12.  Certain References and Obligations.  Notwithstanding
                         ----------------------------------
any provision to the contrary contained herein, (a) the reference to the Lessee in Section 5.07 shall after the Relevant Date be deemed to be deleted and (b) Sections 5.07 and 5.10 shall be deemed amended to provide that any reference to or obligation of the Owner Trustee contained in such Sections shall after the Relevant Date be deemed to be a reference to or obligation of Mobil G.B.

          (F)  Sections 6.01, 6.02, 6.03, 6.07, 6.08, 6.10 and 6.12 of the
Indenture shall read as follows:

                                    EXHC-25

          SECTION 6.01.  Certain Actions.  If the Indenture Trustee shall have
                         ---------------
Actual Knowledge of any Indenture Event of Default or any Indenture Default or any material fact relating to the Production System, the Indenture Trustee shall
(a) give prompt telephonic notice (promptly confirmed in writing) to Mobil G.B. and (b) within 90 days after obtaining such Actual Knowledge, mail to each Holder, notice of all Indenture Events of Default unless, in each case, such Indenture Event of Default has been remedied before the giving of such notice and the Indenture Trustee has Actual Knowledge that such Indenture Event of Default has been so remedied; provided, however, that the failure by the
                              --------  -------
Indenture Trustee to provide such notice shall not invalidate any actions subsequently taken by the Indenture Trustee in connection with such Indenture Event of Default. Except in the case of a default in the payment of the principal or interest on any Secured Note, the Indenture Trustee shall be protected in withholding the notice required under clause (b) above if and so long as Responsible Officers of the Indenture Trustee in good faith determine that withholding such notice is in the interest of the Holders.

          SECTION 6.02.  Action Upon Instructions.  The Indenture Trustee shall,
                         ------------------------
upon the written instruction at any time and from time to time of a Majority in Interest of Holders of Notes, give such notice, consent or direction or exercise such right, remedy or power hereunder or any other agreement constituting part of the Indenture Estate as shall be specified in such instruction; provided,
                                                                   --------
however, that nothing set forth in this Section 6.02 shall entitle the Holders
- -------
to cause the Indenture Trustee to give any notice or exercise any right, power or remedy that is not elsewhere authorized by, or is otherwise restricted or prohibited by, this Indenture. If the Indenture Trustee shall not have received instructions as above provided within twenty (20) calendar days after mailing of the notice pursuant to Section 6.01 to the Holders, the Indenture Trustee may take such action, or refrain from taking such action, but shall be under no duty to take or refrain from taking any action, with respect to such Indenture Event of Default or fact as it shall determine to be advisable and in the best interest of the Holders. If the Indenture Trustee receives any instructions after the expiration of the aforementioned twenty day period, the Indenture Trustee shall use its best efforts to conform any action being taken to comply with those instructions.

          SECTION 6.03.  Release of Lien of Indenture.  (a)  Release of
                         ----------------------------        ----------
Indenture Estate.  Upon satisfaction of the conditions for termination of this
- ----------------
Indenture set forth in Section 10.01, the Indenture Trustee, upon the written request of Mobil G.B., shall execute and deliver to, or as directed by, Mobil G.B., all appropriate instruments provided by Mobil G.B. (in due form for recording or filing) releasing the Indenture Estate from the Lien of this Indenture and terminating the Easements, and the Indenture Trustee shall pay

                                    EXHC-26
all moneys or other properties or proceeds held by it under this Indenture to Mobil G.B. The cost and expense associated with any action taken by the Indenture Trustee pursuant to the provisions of this Section 6.03(a) shall be borne by Mobil G.B.

          (b)  Release of Undivided Interest Upon Event of Loss.  Upon the
               ------------------------------------------------
occurrence of an Event of Loss with respect to the Undivided Interest or a Significant Portion thereof and receipt by the Indenture Trustee of all amounts due and payable by Mobil G.B. as a result of such Event of Loss pursuant to
Section 12.02 of Article XI and the concurrent redemption of Secured Notes as set forth in Section 3.02, the Indenture Trustee, upon the written request of Mobil G.B., shall execute and deliver to, or as directed by, Mobil G.B., all appropriate instruments provided by Mobil G.B. (in due form for recording or filing) releasing the Undivided Interest or such Significant Portion, as the case may be, and all other property solely relating thereto and then constituting a portion of the Indenture Estate (or if not solely relating thereto, but such other property can be reasonably partitioned without undue burden or delay, such other property), as the case may be, from the Lien of this Indenture. The cost and expense associated with any action taken by the Indenture Trustee pursuant to the provisions of this Section 6.03(b) shall be borne by Mobil G.B.

          (c)  Release of Liens upon Full Payment of Secured Notes.  Upon
               ---------------------------------------------------
payment in full of the principal of and interest on and all other amounts due and payable under the Secured Notes, and all other amounts due and payable to any Holder or the Indenture Trustee hereunder or under any other Operative Document, the Indenture Trustee, upon the written request of Mobil G.B., shall execute and deliver to, or as directed by, Mobil G.B., all appropriate instruments provided by Mobil G.B. (in due form for recording or filing) releasing the Undivided Interest, and all other property relating thereto and then constituting a portion of the Indenture Estate from the Lien of this Indenture. The cost and expense associated with any action taken by the Indenture Trustee pursuant to the provisions of this Section 6.03(c) shall be borne by Mobil G.B.

          SECTION 6.07.  No Action Except Under Operative Documents or
                         ---------------------------------------------
Instructions.  The Indenture Trustee agrees that it will not use, operate,
- ------------
store, lease, control, manage, sell, dispose of or otherwise deal with the Undivided Interest or any other part of the Indenture Estate except (a) in accordance with the terms of the Operative Documents or (b) in accordance with the powers granted to, or the authority conferred upon, the Indenture Trustee pursuant to the express terms of this Indenture.

          SECTION 6.08.  [Intentionally Omitted]

                                   EXHC-27

          SECTION 6.10.  [Intentionally Omitted]

          SECTION 6.12.  Certain References and Obligations.  Notwithstanding
                         ----------------------------------
any provision to the contrary contained herein, (a) the reference to the Lessee in Section 6.09 shall after the Relevant Date be deemed to be deleted, (b) Sections 6.09 and 6.11 shall be deemed amended to provide that any reference to or obligation of the Owner Trustee contained in any such Section shall after the Relevant Date be deemed to be a reference to or obligation of Mobil G.B. and (c) the phrase "the Owner Participant or" in Section 6.11 shall after the Relevant Date be deemed to be deleted.

          (G)  Sections 7.02, 7.03, 7.04, 7.05, 7.07 and 7.10 of the Indenture
shall read as follows:

          SECTION 7.02.  Absence of Duties Except as Specified.  Except in
                         -------------------------------------
accordance with written instructions furnished pursuant to Section 6.01 or 6.02, and except as provided in, and without limiting the generality of, Sections 6.04, 6.05, 6.06 and 6.07, the Indenture Trustee shall have no duty (a) to record or file this Indenture or any other document, or to maintain any such recording or filing, or to rerecord or refile any such document, (b) to effect or maintain any such insurance, whether or not Mobil G.B. shall be in default with respect thereto, (c) to discharge any Lien of any kind against any part of the Indenture Estate, or (d) to inspect the Undivided Interest at any time, or to ascertain or inquire as to the performance or observance of any of Mobil G.B.'s covenants hereunder.

          SECTION 7.03.  No Representations or Warranties.  NEITHER MOBIL G.B.
                         --------------------------------
NOR THE INDENTURE TRUSTEE (IN ITS INDIVIDUAL AND TRUST CAPACITIES) MAKES (a) ANY REPRESENTATION OR WARRANTY, WHETHER WRITTEN, ORAL, EXPRESS OR IMPLIED, AS TO THE VALUE, COMPLIANCE WITH SPECIFICATIONS, DURABILITY, OPERATION, CONSTRUCTION, PERFORMANCE, DESIGN OR CONDITION OF THE PRODUCTION SYSTEM OR ANY COMPONENT THEREOF, THE MERCHANTABILITY THEREOF OR THE FITNESS THEREOF FOR ANY PARTICULAR PURPOSE, TITLE TO THE PRODUCTION SYSTEM OR ANY COMPONENT OF THE PRODUCTION SYSTEM, THE QUALITY OF THE MATERIALS OR WORKMANSHIP THEREOF OR CONFORMITY THEREOF TO SPECIFICATIONS, OR THE PRESENCE OR ABSENCE OF ANY LATENT OR OTHER DEFECTS, WHETHER OR NOT DISCOVERABLE, OR ANY OTHER REPRESENTATION OR WARRANTY WHATSOEVER, EXPRESS OR IMPLIED, WITH RESPECT TO THE PRODUCTION SYSTEM, OR ANY COMPONENT OF THE PRODUCTION SYSTEM, except, in the case of MOBIL G.B., as expressly provided in Section 5 of the Participation Agreement, or (b) any representation or warranty as to the validity, legality or enforceability of this Indenture, any of the other Operative Documents or the Secured Notes, or as to the correctness of any statement contained in any thereof, except as set forth in Sections 5 and 9 of the Participation Agreement.

                                    EXHC-28

          SECTION 7.04.  No Segregation of Moneys; No Interest; Investments.
                         --------------------------------------------------
Any moneys paid to or retained by the Indenture Trustee pursuant to any provision hereof and not then required to be distributed to the Holders or Mobil G.B. shall be deposited in a separate, interest bearing cash collateral account; provided that any payments received or applied hereunder by the Indenture
- --------
Trustee shall be accounted for by the Indenture Trustee so that any portion thereof paid or applied pursuant hereto shall be identifiable as to the source thereof. Any amounts held by the Indenture Trustee pursuant to the express terms of this Indenture or any other Operative Document shall be invested and reinvested by the Indenture Trustee from time to time in Permitted Investments at the direction of Mobil G.B.; provided, however, that in the event there shall
                                --------  -------
be continuing any Indenture Event of Default such directions may be given exclusively by a Majority in Interest of Holders of Notes. The Indenture Trustee shall have no liability for any loss resulting from any investment required to be made hereunder other than by reason of its own willful misconduct or negligence in failing to comply with such instructions. Any net income or gain realized as a result of any such investment or reinvestment shall be held as part of the Indenture Estate and shall be applied by the Indenture Trustee at the same time, on the same conditions and in the same manner as the amounts in respect of which such income or gain was realized are required to be distributed in accordance with the provisions hereof. Mobil G.B. shall be responsible for any net loss realized as a result of any such investment or reinvestment and shall reimburse the Indenture Trustee therefor on demand. Any Permitted Investment may be sold or otherwise reduced to cash (without regard to maturity) by the Indenture Trustee whenever necessary to make any application as required by the terms of this Indenture or of any applicable Operative Document.

          SECTION 7.05.  Reliance; Agents; Advice of Counsel.  The Indenture
                         -----------------------------------
Trustee (in its individual or trust capacity) shall not incur any liability to anyone in acting upon any signature, instrument, notice, resolution, request, consent, order, certificate, report, opinion, bond or other document or paper reasonably believed by it to be genuine and believed by it to be signed by the proper party or parties. The Indenture Trustee may accept a copy of a resolution of the Board of Directors or other governing body of any party to the Participation Agreement or other Operative Document, certified by the Secretary or any Assistant Secretary thereof as duly adopted and in full force and effect, as conclusive evidence that such resolution has been duly adopted and that the same is in full force and effect. As to any fact or matter relating to Mobil G.B. the manner of ascertainment of which is not specifically described herein, the Indenture Trustee may for all purposes hereof rely on an Officer's Certificate of Mobil G.B. as to such fact or matter, and such Officer's Certificate shall constitute full protection to the Indenture

                                    EXHC-29

Trustee (in its individual or trust capacity), for any action taken or omitted to be taken by it in good faith in reliance thereon. In the administration of the trusts hereunder, the Indenture Trustee may execute any of the trusts or powers hereof and perform its powers and duties hereunder directly or through agents or attorneys and at the expense of the Indenture Estate may consult with counsel, accountants and other skilled Persons to be selected and retained by it, and the Indenture Trustee shall not be liable for anything done, suffered or omitted in good faith by it in accordance with the written advice or written opinion of any such counsel, accountant or other skilled Person acting within such Person's area of competence (so long as the Indenture Trustee shall have exercised due care in selecting such Person).

          SECTION 7.07.  Right of the Indenture Trustee to Perform Covenants,
                         ----------------------------------------------------
Etc.  If Mobil G.B. shall fail to make any payment or perform any act required
- ----
to be made or performed by it hereunder or under any other Operative Document to which it is a party or if Mobil G.B. shall fail to release any Lien affecting the Indenture Estate which it is required to release by the terms of this Indenture or any other Operative Document to which it is a party, the Indenture Trustee, after notice to and demand upon Mobil G.B. and affording Mobil G.B. a reasonable opportunity to cure and without waiving or releasing any obligation or Indenture Event of Default, may (but shall be under no obligation to) at any time thereafter make such payment or perform such act for the account of and at the expense of the Indenture Estate, and may enter upon any property for such purpose and take all such action with respect thereto as, in the Indenture Trustee's opinion, may be necessary or appropriate therefor. No such entry shall be deemed an eviction. All sums so paid by the Indenture Trustee and all costs and expenses (including, without limitation, legal fees and expenses) so incurred, shall constitute additional indebtedness secured by this Indenture and shall be paid from the Indenture Estate to the Indenture Trustee on demand. The Indenture Trustee shall not be liable for any damages resulting from any such payment or action unless such damages shall be a consequence of willful misconduct or gross negligence on the part of the Indenture Trustee.

          SECTION 7.10.  Certain References and Obligations.  Notwithstanding
                         ----------------------------------
any provision to the contrary contained herein, Section 7.09 shall be deemed amended to provide that any reference to or obligation of the Owner Trustee contained in such Section shall after the Relevant Date be deemed to be a reference to or an obligation of Mobil G.B.

                                    EXHC-30

          (H)  Sections 8.01 and 8.04 of the Indenture shall read as follows:

          SECTION 8.01.  [Intentionally Omitted]

          SECTION 8.04.  Certain References and Obligations.  Notwithstanding
                         ----------------------------------
any provision to the contrary contained herein, (a) Sections 8.02 and 8.03 shall be deemed amended to provide that any reference to or obligation of the Owner Trustee contained in any such Section shall after the Relevant Date be deemed to be a reference to or an obligation of Mobil G.B. and (b) Section 8.02 shall be deemed amended to provide that any reference to the Lessee or the Owner Participant contained in such Section shall be deemed to be deleted.

          (I) (I) Sections 9.02(a), 9.02(b) and 9.02(c) of the Indenture shall read as follows:

          (a)  [Intentionally Omitted]

          (b) Except as provided in Section 9.01 or 9.02(c) or 9.02(d), at any time and from time to time, with the written consent of a Majority in Interest of Holders of Notes and upon the written request of Mobil G.B., the Indenture Trustee (x) shall execute an amendment or supplement to this Indenture for the purpose of adding provisions to, or changing in any manner or eliminating any of the provisions of, this Indenture or (y) shall execute an amendment or supplement to, or give a consent, waiver, authorization or approval, for the purposes of adding any provisions to or changing in any manner or eliminating any of the provisions of, any of the Operative Documents; provided, however,
                                                          --------  -------
that no such amendment or supplement to this Indenture, or consent, waiver, authorization, approval, amendment or supplement to any such Operative Document shall, without the consent of each Holder of a Secured Note then Outstanding:

               (i) change the stated maturity of the principal of, or any installment of interest on, or any mandatory or optional repayment, purchase or redemption provision with respect to, any Secured Note, or change the principal amount thereof or any other amount payable in respect thereof or reduce the Make-Whole Amount, if any, or interest thereon, or change the place of payment where, or the coin or currency in which, any Secured Note or the interest thereon is payable;

               (ii) permit the creation of any Lien on the Indenture Estate not otherwise permitted hereunder or deprive any Holder of the benefit of the Lien of this Indenture upon the Indenture Estate, or any portion thereof, for the security of its Secured Notes;

                                    EXHC-31

               (iii) change the percentage of the aggregate principal amount of Secured Notes required to take or approve any action hereunder or any other Operative Document;

               (iv) modify the definitions of "Indenture Default", "Indenture Event of Default" or "Majority in Interest of Holders of Notes";

               (v) modify the order of priorities in which distributions are to be made under Article IV;

               (vi)  [Intentionally Omitted]

               (vii) modify, amend or supplement any of the provisions of this
     Section 9.02;

              (viii) [Intentionally Omitted]

               (ix) adversely affect any indemnities in favor of any Holder as provided pursuant to the terms of any Operative Document, except as may be consented to by each Person adversely affected thereby.

          (c) Notwithstanding anything to the contrary contained in Section 9.02(b) (except as provided in the proviso to Section 9.02(b)), without the necessity of the consent of any of the Holders, the Indenture Trustee may:

               (i)   [Intentionally Omitted]

               (ii)  [Intentionally Omitted]

               (iii) modify, amend or supplement the Participation Agreement, or give any consent, waiver, authorization or approval with respect thereto, except that without compliance with Section 9.02(b), the Indenture Trustee shall not modify, amend or supplement, or give any consent, waiver, authorization or approval for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions thereof or of modifying in any manner the rights of the respective parties thereunder, with respect to the following provisions of the Participation Agreement as originally executed: Section 5 (insofar as such Section 5 relates to the Indenture Trustee, the Indenture Estate and the Holders), Section 10,
     Section 11.4, Section 12 (insofar as such Section 12 relates to the Indenture Trustee, the Indenture Estate and the Holders) and, to the extent the Loan Participant would be adversely affected thereby, Section 15 and any definition of terms used in the Participation Agreement to the extent that any modification of such definition would result in a

                                    EXHC-32
     modification of the Participation Agreement not permitted pursuant to this
     Section 9.02(c);

               (iv)  modify, amend or supplement either of Article XII or
     Article XIII of this Indenture, or give any consent, waiver, authorization or approval with respect thereto, except that without the written consent of a Majority in Interest of Holders of Notes, the Indenture Trustee shall not modify, amend or supplement, or give any consent, waiver, authorization or approval for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions thereof or of modifying in any manner the rights of the respective parties thereunder, with respect to the following provisions of such Article: Section 2, Section 3, Section 7,
     Section 9 and Section 11;

               (v) modify, amend or supplement any of said agreements in order to cure any ambiguity, to correct or supplement any provisions thereof which may be defective or inconsistent with any other provision thereof or of any provision of this Indenture, or to make any other provision with respect to matters or questions arising thereunder or under this Indenture which shall not be inconsistent with the provisions of this Indenture, provided the making of any such other provision shall not adversely affect the interests of the Holders unless such provision corrects a mistake or cures an ambiguity.

          (II)  Sections 9.07 and 9.08 of the Indenture shall read as follows:

          SECTION 9.07.  [Intentionally Omitted]

          SECTION 9.08.  Certain References and Obligations.  Notwithstanding
                         ----------------------------------
any provision to the contrary contained herein:

          (a) the phrases "the succession of a new Owner Trustee in accordance with the Trust Agreement or" and "thereunder or" in each of Sections 9.01(f) and 9.02(d)(iv) shall after the Relevant Date be deemed to be deleted;

          (b) the reference to the Lessee in each of Sections 9.01(c) and 9.06 shall after the Relevant Date be deemed to be deleted; and Sections 9.01, 9.03,
9.05 and 9.06 shall be deemed amended to provide that any reference to or obligation of the Owner Trustee contained in such Sections shall after the Relevant Date be deemed to be a reference to or an obligation of Mobil G.B.; and

          (c) all provisions requiring delivery of documents to the Owner Participant in Section 9.06 shall be deemed to be deleted.

                                    EXHC-33

          (J) Sections 10.01, 10.03, 10.04, 10.05, 10.08, 10.10, 10.11 and 10.14
of the Indenture shall read as follows:

          SECTION 10.01.  Termination of Indenture.  This Indenture and the
                          ------------------------
trusts created hereby shall terminate, and this Indenture shall be of no further force or effect, when:

          (a) the principal of and interest on and all other amounts due and payable under all Secured Notes and all other amounts due and payable to any Holder or the Indenture Trustee hereunder or under any other Operative Document shall have been paid in full; or

          (b) the Indenture Trustee shall have sold or made other final disposition of all property and all moneys or other property or proceeds constituting part of the Indenture Estate in accordance with the terms hereof; or

          (c) all Secured Notes not theretofore delivered to the Indenture Trustee for cancellation have become due and payable (whether upon stated maturity, as a result of redemption or upon acceleration), or will become due and payable (including as a result of redemption in respect of which irrevocable notice has been given to the Indenture Trustee on or prior to the date of such deposit) at maturity within one year, and there has been deposited with the Indenture Trustee in trust for the purpose of paying and discharging the entire indebtedness on the Secured Notes not theretofore cancelled by the Indenture Trustee or delivered to the Indenture Trustee for cancellation, an amount in cash sufficient without reinvestment thereof to discharge such indebtedness, including the principal of and interest on the Secured Notes to the date of such deposit (in the case of Secured Notes which have become due and payable), or to the maturity thereof, as the case may be; or

          (d) (i) Mobil G.B. has deposited or caused to be deposited irrevocably (except as provided in Section 10.03(b)) with the Indenture Trustee as trust funds in trust, specifically pledged as security for, and dedicated solely to, the benefit of the Loan Participants, (A) money in an amount, or (B) United States Government Obligations which, through the payment of interest and principal in respect thereof in accordance with their terms, will provide (not later than one Business Day before the due date or any payment referred to below in this clause) money in an amount, or (C) a combination of money and United States Government Obligations referred to in the foregoing clause (B), sufficient, in the opinion of a nationally recognized firm of independent certified public accountants expressed in a written certification thereof delivered to the Indenture Trustee, to pay and discharge each installment of principal of and interest on the Outstanding Secured Notes on the dates such payments of principal or interest are due (including as a result of redemption in

                                    EXHC-34
respect of which irrevocable notice has been given to the Indenture Trustee on or prior to the date of such deposit), and no Indenture Event of Default under
Section 5.02(g) shall have occurred and be continuing on the date of such deposit or at any time during the period ending on the 91st day after such date; provided, however, that upon the making of the deposit referred to above in
- --------  -------
clause (A), the right of Mobil G.B. to cause the redemption of Secured Notes (except a redemption in respect of which irrevocable notice has theretofore been given) shall terminate; and (ii) Mobil G.B. has delivered to the Indenture Trustee an Officer's Certificate of Mobil G.B. to the effect that (A) such deposit will not constitute an Indenture Event of Default under this Indenture or a default or event of default under any other agreement or instrument to which Mobil G.B. is a party or by which it is bound and (B) all conditions precedent relating to the termination of this Indenture under this Section 10.01(d) have been complied with; and (iii) Mobil G.B. has delivered to the Indenture Trustee an Officer's Certificate of Mobil G.B. and an Opinion of Counsel to the effect that there has been published by the Internal Revenue Service a ruling to the effect that Loan Participants will not recognize income, gain or loss for Federal income tax purposes as a result of the exercise by Mobil G.B. of its option under this Section 10.01(d) and will be subject to Federal income tax in respect of the interest received from such deposit on the same amount and in the same manner and at the same times as would have been the case if such option had not been exercised; and (iv) all other amounts then due and payable hereunder to any Holder or the Indenture Trustee have been paid.]

          Except as otherwise provided in the preceding sentence, this Indenture and the trusts created hereby shall continue in full force and effect in accordance with the terms hereof.

          SECTION 10.03.  Monies to Be Held in Trust; Monies to be Returned to
                          ----------------------------------------------------
Mobil G.B.  (a)  All moneys and United States Government Obligations deposited
- ----------
with the Indenture Trustee pursuant to Section 10.01 shall be held in trust and applied by it, in accordance with the provisions of the Secured Notes and this Indenture, to the payment to the Holders of all sums due and to become due thereon for principal and interest, but such money need not be segregated from other funds except to the extent required by law.

          (b) The Indenture Trustee shall promptly pay or return to Mobil G.B. upon request of Mobil G.B. any money or United States Government Obligations held by it at any time that are not required for the payment of the amounts described in Section 10.03(a) for which money or United States Government Obligations have been deposited pursuant to Section 10.01.

                                    EXHC-35

          SECTION 10.04.  Aggregate Unpaid Principal Amount of Secured Notes
                          --------------------------------------------------
Outstanding.  As to the aggregate unpaid principal amount of Secured Notes
- -----------
Outstanding as of any date, Mobil G.B. may rely on an Officer's Certificate of the Indenture Trustee.

          SECTION 10.05.  Notices.  All communications, notices and consents
                          -------
provided for in this Indenture shall be in writing and shall be given in person or by courier or by means of telex, telecopy or other wire transmission (with request for assurance of receipt in a manner typical with respect to communications of that type), or mailed by first class mail, addressed, in the case of Mobil G.B., to Mobil G.B. Finance Inc., 3225 Gallows Road, Fairfax, Virginia 22037-0001 Attention: Treasurer; telecopier (703) 846-1469, in the case of the Indenture Trustee, to First Security Bank of Utah, National Association, 79 South Main Street, Salt Lake City, Utah 84111, Attention: Corporate Trust Department; Telecopier: (801) 246-5053; and, in the case of all other parties, as set forth in Schedule 1 to the Participation Agreement or at such other address as any such Person may from time to time designate by notice duly given in accordance with the provisions of this Section 10.05 to the other parties hereto and shall be deemed given when received by (or when proffered to, if receipt is not accepted) the party to whom it is addressed.

          SECTION 10.08.  Successors and Assigns.  All covenants and agreements
                          ----------------------
contained herein shall be binding upon each of the parties hereto and their respective successors and permitted assigns, and inure to the benefit of each of the parties hereto and their respective successors and permitted assigns, all as herein provided. Any request, notice, direction, consent, waiver or other instrument or action by any Holder shall bind the successors and assigns of such Holder. Each Holder by its acceptance of a Secured Note agrees to be bound by this Indenture and all provisions of the Operative Documents applicable to it.

          SECTION 10.10.  Normal Commercial Relations.  Notwithstanding anything
                          ---------------------------
contained in this Indenture to the contrary, any Loan Participant, the Indenture Trustee or bank or other affiliate of any such Person may conduct any banking or other financial transactions and have banking or other commercial relationships with Mobil G.B. fully to the same extent as if this Indenture were not in effect.

          SECTION 10.11.  Governing Law.  THIS INDENTURE SHALL BE GOVERNED BY,
                          -------------
AND SHALL BE CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK, EXCEPT TO THE EXTENT THAT THE LAWS OF ANY OTHER JURISDICTION MAY BE MANDATORILY APPLICABLE TO THE CREATION, PERFECTION AND/OR ENFORCEMENT OF THE LIENS CREATED BY THIS INDENTURE.

                                    EXHC-36

          SECTION 10.14.  Benefits of Indenture.  Nothing in this Indenture,
                          ---------------------
whether express or implied, shall be construed to give to any Person other than the parties hereto and the Holders any legal or equitable right, remedy or claim under or in respect of this Indenture or the Secured Notes, and this Indenture shall be held for the sole and exclusive benefit of the parties hereto and the Holders.

          (K) The Indenture shall include the following Article XI, Article XII and Article XIII:

                                  ARTICLE XI

                         CERTAIN ADDITIONAL PROVISIONS

          This Article XI consists of Sections 10 through 14 and 20. Sections 1 through 9 and 15 through 19 are intentionally omitted.

          SECTION 10.  LIENS.
                       -----

          Mobil G.B. will not, directly or indirectly, create, incur, assume or suffer to exist any Liens on or with respect to all or any part of the Undivided Interest, title thereto or any interest therein, other than Permitted Liens, and Mobil G.B. promptly, at its own expense, will take such actions as may be necessary duly to discharge any such Lien not excepted above.

          SECTION 11.  OPERATION AND MAINTENANCE;
                       INSPECTION; REPLACEMENTS AND
                       MODIFICATIONS; IDENTIFICATION.
                       -----------------------------

          11.01.  Operation and Maintenance.  So long as the Operating Agreement
                  -------------------------
is in effect, Mobil G.B. will, at its own expense, cause MPTM to use reasonable efforts to enforce the obligations of the Operator thereunder relating to the Production System (including the obligations of the Operator to maintain and operate the Production System in accordance with the applicable provisions of the Operating Agreement). At all other times, Mobil G.B. shall, at its own expense, operate and maintain (or cause the operator thereof to operate and maintain) the Production System in accordance with MPTM's established maintenance, rebuild and repair programs so as to keep the Undivided Interest
(a) in good working order and condition, ordinary wear and tear excepted and (b) in compliance in all material respects with all applicable Governmental Rules and Governmental Actions; provided, however, that Mobil G.B. shall not be
                          --------  -------
obligated to comply with any Governmental Rule or Governmental Action (i) whose application or validity is being contested diligently and in good faith by appropriate proceedings, (ii) compliance with which shall have been excused or exempted by a nonconforming

                                    EXHC-37
use permit, waiver, extension or forbearance exempting it from such Governmental Rule or Governmental Action but only to the extent that Mobil G.B.'s noncompliance is in accordance therewith, (iii) if good faith efforts and appropriate steps are being taken to comply, or (iv) if failure of compliance (individually and in the aggregate with all other instances of continuing noncompliance by Mobil G.B.) would result in no material adverse consequences to Mobil G.B., so long as, in the case of each of clauses (i) through (iv) of this provison, neither such failure of compliance nor such contest shall result in any material risk or danger of (1) the sale, forfeiture or loss of any material part of or interest in the Production System or the Undivided Interest or the Indenture Estate or title thereto or interest therein, or any interference with the payment of principal or interest hereunder or any other amount due by Mobil G.B. hereunder or under the Operative Documents to the Indenture Trustee or any Holder, or (2) any material adverse effect on, the Indenture Trustee, any Loan Participant, the Indenture Estate or the Undivided Interest.

          11.02.  Inspection and Reports.  The Indenture Trustee shall have the
                  ----------------------
right to inspect the Production System and the books and records of Mobil G.B. relating thereto to the extent provided in, and subject to the restrictions set forth in, Sections 10.6 and 11.5 of the Participation Agreement. Mobil G.B. shall cause to be prepared and filed in timely fashion, or, in the event the Indenture Trustee shall be required to file, Mobil G.B. shall prepare and deliver (or cause to be prepared and delivered) to the Indenture Trustee within a reasonable time prior to the date for filing, any reports with respect to the condition or operation of the Production System that shall be required to be filed by any Governmental Rule or Governmental Action.

          11.03.  Required Modifications.  So long as the Operating Agreement is
                  ----------------------
in effect, Mobil G.B. shall have the right to propose, or approve all Modifications to the Production System in accordance with the provisions of the Operating Agreement and Mobil G.B. shall cause MPTM to take all actions thereunder which may be required to permit the Operator to make (or cause to be made) all Severable and Nonseverable Modifications to the Production System as may be required from time to time to comply in all material respects with the requirements of all applicable Governmental Rules and Governmental Actions. At all other times, Mobil G.B. shall make (or cause to be made) all Severable and Nonseverable Modifications to the Production System as may be required from time to time to meet the requirements of clause (b) of Section 11.01 of this Article XI or to maintain any insurance coverage required by Section 13.01 of this
Article XI (subject to the qualifications set forth in such Section). So long as the Operating Agreement is in effect, Mobil G.B. shall, at its own expense, cause MPTM to use reasonable efforts to enforce the

                                    EXHC-38
obligations of the Operator thereunder with respect to such Modifications. At all other times, Mobil G.B. shall complete (or cause to be completed) all such Modifications in a good and workmanlike manner, with reasonable dispatch and in a manner (but only to the extent practicable in the case of Modifications to the Production System required pursuant to clause (b) of Section 11.01 of this
Article XI or to maintain any insurance coverage required by Section 13.01 of this Article XI) which does not decrease the Fair Market Sales Value of the Production System or decrease the remaining useful life or utility of the Production System.

          11.04.  Optional Modifications.  Mobil G.B. may, at no expense to the
                  ----------------------
Indenture Trustee, make (or cause or allow to be made) such other Severable and Nonseverable Modifications to the Production System not required by Section
11.03 of this Article XI as do not decrease the Fair Market Sales Value (except to a de minimis extent) of the Production System or decrease the remaining
     -- -------
useful life.

          11.05.  Title to Modifications and Components; Purchase Option for
                  ----------------------------------------------------------
Severable Modifications.  (a)  Title to Mobil G.B.'s 40% undivided interest of
- -----------------------
all Severable Modifications to the Production System not required by any Governmental Rule or Governmental Action shall vest in Mobil G.B. or any Person designated by Mobil G.B, free and clear of the Lien of this Indenture.

          (b) All of Mobil G.B.'s 40% undivided interest in and to (i) all Replacement Components of the Production System, (ii) Severable Modifications to the Production System required by any Governmental Rule or Governmental Action and (iii) Nonseverable Modifications to the Production System shall without further act be subject to the Lien of this Indenture.

          11.06.  Payment for Modifications and Replacement Components.  (a)
                  ----------------------------------------------------
Mobil G.B. shall be permitted at any time to finance its share of the cost of any Severable Modification to the Production System not required by any Governmental Rule or Governmental Action, directly or indirectly, including, without limitation, on a third party ownership basis.

          (b) Mobil G.B. shall be permitted at any time to finance its share of the cost of any Severable Modification that Mobil G.B. is required by any Governmental Rule or Governmental Action to make or any Nonseverable Modification through the issuance of Additional Notes in accordance with Section
2.08 or any alternative means of financing; provided, however, that such
                                            --------  -------
alternative financing does not and will not result in any Lien (other than Permitted Liens) on or with respect to the Production System as modified by such Modification.

                                    EXHC-39

          11.07.  Replacement of Components; Removal of Property.  (a)  In the
                  ----------------------------------------------
ordinary course of maintenance, service, repair or testing, any Component or Replacement Component may be removed and replaced with a Replacement Component and, upon such replacement, Mobil G.B. (or its designee) shall be entitled to retain the amount of the net proceeds of any sale or disposition of any such removed Component or Replacement Component. Any such Replacement Components shall be free and clear of all Liens, except Permitted Liens, and in as good operating condition as, and with a value, utility and useful life at least equal to, the Components or Replacement Components replaced, assuming such replaced Components or Replacement Components were in at least the condition and repair required to be maintained hereunder. Immediately upon any Replacement Component becoming incorporated in the Production System, without further act, (i) Mobil G.B.'s 40% undivided interest in such Replacement Component shall become subject to the Lien of the Indenture, (ii) Mobil G.B.'s 40% undivided interest in such Replacement Component shall be deemed a part of the Undivided Interest for all purposes hereof to the same extent as Mobil G.B.'s 40 undivided interest in the Component or Replacement Component it replaced and (iii) title to Mobil G.B.'s 40% undivided interest in such removed Component or Replacement Component shall vest in Mobil G.B. or such Person as shall be designated by Mobil G.B., free and clear of all rights of the Indenture Trustee and shall no longer be deemed a Component or a Replacement Component hereunder.

          (b) If, at any time Mobil G.B. (or the Operator) shall conclude that any property included in the Production System is obsolete, redundant or unnecessary and can be removed without diminishment of the value or utility of the Production System or reduction of the remaining useful life of the Production System, Mobil G.B. may remove (or allow to be removed) such property and upon such removal, without further act, title to Mobil G.B. 40% undivided interest in such property shall vest in Mobil G.B. or in such Person as shall be designated by Mobil G.B., free of the Lien of this Indenture.

          11.08.  Identification of Platform.  At all times Mobil G.B. shall
                  --------------------------
cause to be placed and kept prominently displayed in the chart room of the Platform a notice, in English, framed under glass, printed in plain type of such size that the paragraph of reading matter thereof shall cover a space not less than six inches wide by nine inches high, reading as follows:

                             "NOTICE OF MORTGAGE"

          This vessel is covered by a first priority naval mortgage dated as of December 12, 1995 in favor of First Security Bank of Utah, National Association,


                                    EXHC-40
          as Mortgagee. Said mortgage provides that no person shall create, incur or permit to be placed or imposed upon this vessel any lien or encumbrance whatsoever except as expressly permitted therein. A copy of said mortgage is carried on this vessel and must be exhibited on demand to any person having business with this vessel."

Such notice shall be changed to reflect the identity of any successor Indenture Trustee. Mobil G.B. shall not take any action or omit to take any action that would (i) cause the Platform to cease to be documented as a vessel pursuant to the laws of the Republic of Panama, (ii) cause the Ship Mortgage on the Platform to cease to be a first priority naval mortgage under the laws of the Republic of Panama or (iii) cause the Platform to cease to be entitled to the same classification that the Platform had from the Classification Society on the Closing Date (subject to any reduction in classification and rating resulting from the age of the Platform).

          11.09.  Repair of Production System.  In the event of any damage to
                  ---------------------------
the Production System equal to or in excess of $5,000,000 which does not constitute an Event of Loss, Mobil G.B. shall, at no expense to the Indenture Trustee, as soon as commercially practicable, repair, restore or rebuild (or shall cause to be repaired, restored or rebuilt) the damaged or destroyed property so that upon completion of such repair, restoration or rebuilding, the value, utility and remaining useful life of such property shall be at least equal to the value, utility and remaining useful life of such property immediately prior to such damage or destruction, assuming such property was maintained in accordance with the terms hereof.

          SECTION 12.    EVENT OF LOSS.
                         -------------

          12.01.  Notice of Event of Loss.  If there shall occur an Event of
                  -----------------------
Loss, Mobil G.B. shall promptly notify the Indenture Trustee of the occurrence thereof.

          12.02.  Payment Upon Event of Loss, Etc.  (a)  If an Event of Loss
                  -------------------------------
with respect to the Production System shall occur, Mobil G.B. shall pay to the Indenture Trustee as compensation for such Event of Loss, on the date which is the latest monthly anniversary of the Basic Lease Term Commencement Date not later than 180 days after the date of such Event of Loss, an amount in cash which is sufficient to redeem each outstanding Secured Note required to be redeemed pursuant to Section 3.02 as a result of such Event of Loss.

          (b) If an Event of Loss with respect to a Significant Portion of the Production System shall occur, Mobil G.B. shall within 120 days of the occurrence of such

                                    EXHC-41

Event of Loss give the Indenture Trustee written notice of its election to either:

          (i) pay to the Indenture Trustee as compensation for such Event of Loss, on the date which is the latest monthly anniversary of the Basic Lease Term Commencement Date not later than 180 days after the date of such Event of Loss, an amount in cash which is sufficient to redeem each Outstanding Secured Note required to be redeemed pursuant to Section 3.02 as a result of such Event of Loss; or

          (ii) rebuild or cause to be rebuilt (or replace or cause to be replaced) the Significant Portion of the Production System suffering such Event of Loss which such rebuilt portion (or replacement portion) shall have at least the same value, utility and remaining useful life as such Significant Portion had prior to the Event of Loss (assuming the Production System has been maintained in accordance with the terms of this Indenture).

          12.03.  Application of Other Payments upon the Occurrence of an Event
                  -------------------------------------------------------------
of Loss.  Any amounts of condemnation or requisition proceeds received at any
- -------
time by the Indenture Trustee or Mobil G.B. as a result of the occurrence of an Event of Loss shall be paid over to or retained, as the case may be, by Mobil G.B.

          12.04.  Application of Payments Not Relating to an Event of Loss.
                  --------------------------------------------------------
Payments (except for payments under insurance policies described in Section 13 of this Article XI) received at any time by the Indenture Trustee or Mobil G.B. from any Governmental Authority or other Person with respect to any destruction, damage, loss, condemnation, confiscation, theft or seizure of or requisition of title to or use of the Undivided Interest or any part thereof not constituting an Event of Loss shall be paid over to Mobil G.B. or as it may direct and all such amounts paid to Mobil G.B. shall be retained by Mobil G.B.

          12.05.  Other Dispositions.  Notwithstanding the foregoing provisions
                  ------------------
of this Section 12, so long as any Indenture Event of Default shall have occurred and be continuing, any amount (except for payments under insurance policies described in Section 13) that otherwise would be payable to or for the account of, or that otherwise would be retained by, Mobil G.B. pursuant to this
Section 12 shall be paid to the Indenture Trustee as security for the obligations of Mobil G.B. under this Indenture and, at such time thereafter as no Indenture Event of Default shall be continuing, such amount shall be paid promptly to Mobil G.B. or as it may direct, unless the Indenture Trustee shall be entitled to exercise remedies hereunder as provided in Section

                                    EXHC-42

5.04, in which event such amount shall be applied in accordance with the provisions of this Indenture.

          SECTION 13.  INSURANCE.
                       ---------

          13.01.  Coverage.  (a)  Mobil G.B., at its own cost and expense, shall
                  --------
carry and maintain or cause to be carried and maintained at all times (i) insurance with respect to the Undivided Interest against loss or damage by fire, lightning and other risks from time to time included under "all-risk" policies in such amounts and in such forms as is consistent with MPTM's practice for other properties owned or leased by MPTM and (ii) public liability, including personal injury and property damage and comprehensive general liability insurance against claims arising out of or connected with the possession, use, leasing, operation or condition of the Production System in such amounts and in such forms as is consistent with MPTM's practice for other properties similar to the Production System owned or leased by MPTM. The insurance required under clause (i) or (ii) of this Section 13.01(a) may be subject to deductible amounts and self-insured retentions as is consistent with MPTM's practice for other properties similar to the Production System owned or leased by MPTM. Such insurance may be carried under blanket policies maintained by or on behalf of Mobil G.B. so long as such policies otherwise comply with the provisions of this
Section 13.

          (b)  Any insurance carried in accordance with Section 13.1(a)(i) and
(ii) shall, to the extent the following can be effected without Mobil G.B. or the Operator incurring any material costs in connection therewith, provide in the policy or by special endorsement that:

            (i) the Indenture Trustee (in its individual and trust capacities) and each Loan Participant are included as additional insureds and shall provide that no such Person shall have any obligation or liability for payment of premiums;

           (ii) the insurer thereunder waives all rights of subrogation against the Indenture Trustee (in its individual and trust capacities) and each Loan Participant, and waives any right of set-off and counterclaim and any other right to deduction whether by attachment or otherwise;

          (iii) such insurance shall be primary without right of contribution of any other insurance carried by or on behalf of the Indenture Trustee (in its individual and trust capacities) and each Loan Participant;

           (iv) the respective interests of the Indenture Trustee (in its individual and trust capacities), each

                                    EXHC-43

     Loan Participant, and the Owner Participant under all insurance policies required hereunder shall not be invalidated by any action or inaction of Mobil G.B. or any other Person (other than, with respect to any such insured, such insured) and such insurance shall insure the Indenture Trustee and each Loan Participant as their interests may appear, regardless of any breach or violation of any warranty, declaration or condition contained in such policies by Mobil G.B. or any other Person (other than, with respect to any such insured, such insured);

               (v) if the insurers cancel such insurance for any reason whatsoever or any materially adverse change is made in policy terms or conditions, or if such insurance is allowed to lapse for nonpayment of premium, such cancellation, change or lapse shall not be effective as to each Loan Participant or the Indenture Trustee (in its individual and trust capacities) for thirty days after receipt by each Loan Participant or the Indenture Trustee (in its individual and trust capacities), respectively, of written notice from such insurers of such cancellation, change or lapse; and

               (vi) with respect to all liability insurance, in as much as the policies are written to cover more than one insured, all terms, conditions, insuring agreements and endorsements, with the exception of the limits of liability shall operate in the same manner as if there were a separate policy covering each insured.

          13.02.  Adjustment of Losses.  Losses, if any, with respect to the
                  --------------------
Production System under any property damage policies required to be carried under Section 13.01(a) of this Article XI shall be adjusted with the insurance companies, including the filing of appropriate proceedings, by Mobil G.B.

          13.03.  Application of Insurance Proceeds.  All proceeds of insurance
                  ---------------------------------
maintained pursuant to Section 13.01(a)(i) on account of any damage to or destruction of the Production System or any part thereof shall be paid over to Mobil G.B. or as it may direct.

          13.04.  Additional Insurance.  Nothing in this Section 13 shall
                  --------------------
prohibit Mobil G.B. or the Indenture Trustee from acquiring or maintaining, at its own expense, additional insurance for its own account with respect to loss or damage to the Undivided Interest or any part thereof provided that any such additional insurance shall not interfere with or in any way limit insurance maintained under Section 13.01(a) of this Article XI or increase the amount of any premium payable with respect to any such insurance. The proceeds of any such additional insurance will be for the account of the party maintaining such additional insurance.

                                    EXHC-44

          13.05.  Annual Insurance Report.  Prior to December 31 of each year,
                  -----------------------
Mobil G.B. will provide to the Indenture Trustee an insurance report and certificate, substantially in the form of the report and the certificate provided by Mobil G.B. pursuant to Section 4.6 of the Participation Agreement, with respect to the insurance then required to be maintained by Mobil G.B. pursuant to Section 13 of this Article XI.

          SECTION 14.  RIGHTS TO SUBLEASE.
                       ------------------

          14.01.  [Intentionally Omitted]

          14.02.  Lease by Mobil G.B.  Mobil G.B. may, without the consent of
                  -------------------
the Indenture Trustee, at any time and from time to time, lease the Undivided Interest to another Person (including to MPTM pursuant to the Initial Sublease);

provided that (i) such lease shall be subject and subordinate to this Indenture
- --------
(and such lease shall contain a provision providing that any sublease permitted thereunder shall be so subject and subordinate), (ii) Mobil G.B. shall remain primarily liable under this Indenture, and all terms and conditions hereof and of the other Operative Documents shall be complied with as though no such lease was in existence and (iii) the Guaranty shall remain in full force and effect. Any lessee under a lease permitted hereunder may sublease the Undivided Interest to another Person under a sublease that otherwise complies with the provisions hereunder applicable to a lease hereunder. Mobil G.B. shall give prompt written notice to the Indenture Trustee of any lease or sublease of the Undivided Interest.

          SECTION 20.  General.  (a)  As provided in the Relevant Date
                       -------
Supplement, effective upon the execution and delivery by Mobil G.B. and the Indenture Trustee of the Relevant Date Supplement on the Relevant Date, Mobil G.B. assumed on a full recourse basis all of the obligations of the Owner Trustee under this Indenture and the Secured Notes and shall be entitled to all the rights and benefits of the Owner Trustee hereunder and thereunder, in each case to the extent provided for in Exhibit C hereto, and the Owner Trustee is, effective upon such execution and delivery on the Relevant Date, released from all obligations and rights under this Indenture and the Secured Notes; provided,
                                                                       --------
however, that any obligations or liabilities of the Owner Trustee in its
- -------
individual capacity incurred on or prior to the Relevant Date or arising out of or based upon events occurring on or prior to the Relevant Date, shall remain the responsibility of the Owner Trustee.

          (b) As provided in Section 2 of the Relevant Date Supplement, Mobil G.B. confirmed and ratified the security interest which the Owner Trustee granted to the Indenture Trustee pursuant to the Granting Clause of this Indenture in all of the Owner Trustee's right, title and interest in and to the Indenture Estate and Mobil G.B. explicitly agreed that

                                    EXHC-45

Mobil G.B. is acquiring the Undivided Interest identified in such Section 2 subject to such security interest, which shall remain in full force and effect until the Lien of this Indenture on the Undivided Interest is discharged in accordance with the terms hereof, and the Indenture Trustee acknowledges that the Lease and the obligations of Mobil G.B. thereunder as the Lessee have been terminated, except as specifically provided for therein. Each of Mobil G.B. and the Indenture Trustee hereby agree that:

               (i) the comma at the end of clause (i) of the paragraph preceding the Granting Clause of this Indenture shall after the Relevant Date be deemed to be "and"; the reference to the Owner Trustee in clause
     (ii) of the paragraph preceding the Granting Clause of this Indenture shall after the Relevant Date be deemed to be a reference to Mobil G.B.; the phrase ", and (iii) the performance and observance by the Owner Participant of its covenants and agreements in the Operative Documents (other than the Tax Indemnity Agreement) contained" in the paragraph preceding the Granting Clause of this Indenture shall after the Relevant Date be deemed to be deleted; and the phrase "(the obligations described in the above clauses
     (i), (ii) and (iii) collectively, the "Indenture Indebtedness")" in the
                                            ----------------------
     paragraph preceding the Granting Clause of this Indenture shall after the Relevant Date be deemed to be "(the obligations described in the above clauses (i) and (ii) collectively, the "Indenture Indebtedness")";
                                             ----------------------

               (ii) the paragraph preceding clause (a) of the Granting Clause of this Indenture shall be deemed amended to provide that any reference to the Owner Trustee contained in such paragraph shall after the Relevant Date be deemed to be a reference to Mobil G.B.;

              (iii) clauses (a) through (j) of the Granting Clause of this Indenture and the two paragraphs following clause (j) of such Granting Clause shall be deemed amended to read as follows after the Relevant Date:

                    (a) the Undivided Interest, which is both (x) described in
          Schedule 1 or as may be described in any Indenture Supplement or any other supplement to this Indenture and (y) as to which Mobil G.B. agrees, pursuant to Section 2 of the Relevant Date Supplement, is subject to the security interest and Lien of the Indenture Trustee, including without limitation any Component or Replacement Component thereof or Modification thereto which, pursuant to the terms of
          Article XI of this Indenture, are at any time subject to the Lien of this Indenture; and

                                    EXHC-46

               (b) all rights or property which may be received upon the exercise of any remedy or option contained in any of the above-described instruments and all proceeds in whatever form of all or any part of any of the foregoing;

               (c) [Intentionally Omitted]

               (d) [Intentionally Omitted]

               (e) [Intentionally Omitted]

               (f) [Intentionally Omitted]

               (g) [Intentionally Omitted]

               (h) [Intentionally Omitted].

          SUBJECT to the rights of Mobil G.B. hereunder.

          (L) Sections 10.6 and 14.1 of the Participation Agreement shall read as follows:

          10.6  Further Assurances.  Mobil G.B., at its own cost and expense,
                ------------------
will cause to be promptly and duly taken, executed, acknowledged and delivered all such further acts, documents and assurances as the Owner Trustee, the Owner Participant, the Pass Through Trustees and the Indenture Trustee reasonably may request from time to time in order to carry out more effectively the intent and purposes of this Agreement, the Pass Through Trust Agreements and the other Operative Documents and the transactions contemplated hereby and thereby. Mobil G.B., at is own cost and expense, will cause the Indenture and supplements or amendments thereto and restatements thereof and all financing statements, fixture filings and other documents, to be recorded or filed at such places and times and in such manner, as may be necessary or as may be reasonably requested so long as any Secured Notes are Outstanding, by the Indenture Trustee or the Pass Through Trustees in order to establish, preserve, protect and perfect the mortgage and security interest of the Indenture Trustee in the Indenture Estate granted or intended to be created under the Indenture and the Indenture Trustee's rights under this Agreement and the other Operative Documents, subject only to Permitted Liens.

          10.13  Certain References and Obligations.  (a)  After the Relevant
                 ----------------------------------
Date, the provisions of Section 10 which require or permit any action by, any consent, approval or authorization of, the furnishing of any document, paper or information to, or the performance of any other obligation to, the Owner Trustee or the Owner Participant shall not be effective, and the Sections containing such provisions shall

                                    EXHC-47
be read as though there were no such refere nces to any such requirements or permissions.

          14.1  [Intentionally Omitted]

          (M) (I) Section 1.04(c) of each Pass Through Trust Agreement shall read as follows:

          (c) In determining whether the Certificateholders of the requisite Fractional Undivided Interests of Certificates Outstanding have given any direction, consent or waiver (a "Direction"), under this Pass Through Trust
                                 ---------
Agreement, Certificates owned by the Company or any Affiliate thereof shall be disregarded and deemed not to be Outstanding under this Pass Through Trust Agreement for purposes of any such determination. In determining whether the Pass Through Trustee shall be protected in relying upon any such Direction, only Certificates about which the Pass Through Trustee has Actual Knowledge regarding such ownership shall be so disregarded. Notwithstanding the foregoing, (i) if any such Person owns 100% of the Certificates Outstanding, such Certificates shall not be so disregarded as aforesaid, and (ii) if any amount of Certificates so owned by any such Person have been pledged in good faith, such Certificates shall not be disregarded as aforesaid if the pledgee establishes to the satisfaction of the Pass Through Trustee the pledgee's right so to act with respect to such Certificates and that the pledgee is not the Company or any Affiliate thereof.

          (II) Sections 6.03 and 12.11 of each Pass Through Trust Agreement shall read as follows:

          Section 6.03.  Judicial Proceedings Instituted by Trustee.
                         ------------------------------------------

          (a) Trustee May Bring Suit.  If there shall be a failure to make
              ----------------------
payment of the principal of or interest on any Secured Note, or if there be any failure to pay any other amount payable by Mobil G.B. to the Indenture Trustee or the Holders under any Operative Document when due and payable, then the Trustee, in its own name, and as trustee of an express trust, as holder of such Secured Notes, shall be, to the extent permitted by and in accordance with the terms of the Note Documents, entitled and empowered to institute any suits, actions or proceedings at law, in equity or otherwise, for the collection of the sums so due and unpaid on such Secured Notes or under the Lease and may prosecute any such claim or proceeding to judgment or final decree with respect to the whole amount of any such sums so due and unpaid.

          (b) Trustee May File Proofs of Claim; Appointment of Trustee as
              -----------------------------------------------------------
Attorney-in-Fact in Judicial Proceedings.  The Trustee in its own name, or as
- ----------------------------------------
trustee of an express trust, or as attorney-in-fact for the Certificateholders, or in any one

                                    EXHC-48
or more of such capacities (irrespective of whether distributions on the Certificates shall then be due and payable, or the payment of the principal on the Secured Notes shall then be due and payable, as therein expressed or by declaration or otherwise and irrespective of whether the Trustee shall have made any demand to the Indenture Trustee for the payment of overdue principal, premium (if any) or interest on the Secured Notes), shall be entitled and empowered to file such proofs of claim and other papers or documents as may be necessary or advisable in order to have the claims of the Trustee and of the Certificateholders allowed in any receivership, insolvency, bankruptcy, liquidation, readjustment, reorganization or any other judicial proceedings relative to Mobil or the Indenture Trustee, their respective creditors or property. Any receiver, assignee, trustee, liquidator, sequestrator (or similar official) in any such judicial proceeding is hereby authorized by each Certificateholder to make payments in respect of such claim to the Trustee, and in the event that the Trustee shall consent to the making of such payments directly to the Certificateholders, to pay to the Trustee any amount due to it for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel. Nothing contained in this Trust Agreement shall be deemed to give to the Trustee any right to accept or consent to any plan of reorganization or otherwise by action of any character in any such proceeding to waive or change in any way any right of any Certificateholder.

          Section 12.11.  Certain References and Obligations.  Notwithstanding
                          ----------------------------------
any provision to the contrary contained herein:

          (a) The phrase "(with the consent of the Owner Trustee, such consent not to be unreasonably withheld)" in Section 9.02 shall after the Relevant Date be deemed to be deleted; and

          (b)  Sections 1.02, 7.02, 7.03(c), 7.05, 7.09(b), 7.09(c), 7.09(e),
7.09(f), 7.12(a), 7.12(d), 9.02, 11.01 and 12.03 shall be deemed amended to provide that any reference to the Owner Trustee contained in such Sections (but not any reference to the "Owner Trustee or its designee the Company" in such Sections) shall after the Relevant Date be deemed to be deleted.

- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -

          All provisions of this Indenture, the other Operative Documents and the Pass Through Trust Agreements not specifically amended by operation of this Exhibit C shall remain in full force and effect.

                                    EXHC-49

                                                        Exhibit A-1 to Exhibit C
                                                                    to Indenture
                                                        ------------------------


                    [FORM OF Series 1995 A-1 SECURED NOTE]

                          MOBIL G.B. 388 FINANCE INC.

                   Series 1995 A-1 Secured Non-Recourse Note
                                   Due ____

                    Undivided Interest in Production System
                    ---------------------------------------

Registered No. _______

                                                              New York, New York
____________$                                                _____________, 19__


Interest Rate Per Annum:  __%

          MOBIL G.B. 388 FINANCE INC., a Delaware Corporation, for value received hereby promises to pay to ________________________, or registered assigns, on or before _______________________, ____, as herein provided, the principal sum of ____________ DOLLARS ($___________), and to pay interest on the unpaid principal amount of this Secured Note from time to time from the date hereof until the principal amount hereof shall have been paid in full at the rate of []% per annum (based on a 360-day year of twelve 30-day months), and (to the extent not prohibited by applicable law) to pay interest on any overdue principal at the Overdue Rate. The principal amount of this Secured Note shall be payable in full on the Maturity Date. Subject to 2.03(b) of the Indenture, all accrued and unpaid interest on the unpaid principal amount of this Secured Note shall be payable on each January 2 and July 2 in each year commencing [_].

          This Secured Note is one of the Secured Notes issued by Mobil G.B. pursuant to the terms of the Trust Indenture, Mortgage, Assignment of Lease, and Security Agreement, dated as of December 12, 1995, between the Owner Trustee, and First Security Bank of Utah, National Association, a national banking association, not in its individual capacity but solely as indenture trustee thereunder for the Holder of this Secured Note and the Holders of all other Secured Notes Outstanding thereunder (the "Indenture Trustee"), as such Trust
                                           -----------------
Indenture, Mortgage, Assignment of Lease, and Security Agreement has been assumed by Mobil G.B. pursuant to the Indenture Supplement dated the date hereof among, Mobil G.B., the Corporate Indenture Trustee and the Individual Indenture Trustee and as such Trust Indenture, Mortgage, Assignment of Lease, and Security Agreement has been amended pursuant to the Relevant Amendment (such Trust Indenture, Mortgage, Assignment of Lease, and Security Agreement as so assumed and amended,

                                    EXHC-50
the "Indenture").  Capitalized terms used in this Secured Note and not otherwise
     ---------
defined shall have the respective meanings assigned to them in the Indenture.

          Each payment of principal and interest shall be due and payable at the times, places and in the manner as specified herein and in the Indenture.

          Each payment on this Secured Note shall be applied, first, to the
                                                              -----
payment of accrued interest on this Secured Note to the date of such payment, second, to the payment of any principal on this Secured Note then due hereunder,
- ------
and third, to the payment of the installments of principal remaining unpaid on
    -----
this Secured Note in the inverse order of the maturity thereof.

          This Secured Note is one of Mobil G.B.'s Series 1995 A-1 Secured Notes, which, together with the Series 1995 A-2 Secured Notes, the Series 1995 A-3 Secured Notes, the Series 1995 A-4 Secured Notes, the Series 1995 A-5 Secured Notes and the Series 1995 A-6 Secured Notes of the Owner Trustee, all issued pursuant to the Indenture, as well as any Additional Notes and any note or notes issued in exchange or substitution respectively therefor in accordance with the terms of the Indenture, are equally and ratably secured by the Indenture, except as otherwise provided therein. The properties of Mobil G.B. (excluding Excepted Payments) included in the Indenture Estate are pledged or mortgaged to the Indenture Trustee to the extent provided in the Indenture as security for the payment of the principal of and interest on this Secured Note and all other Secured Notes issued and Outstanding from time to time under the Indenture. Reference is hereby made to the Indenture for a description of the Indenture Estate, and for a statement of the rights of the Holder of, and the nature and extent of the security for, this Secured Note and of the rights of, and the nature and extent of the security for, the Holders of the other Secured Notes and of certain rights of Mobil G.B., as well as for a statement of the terms and conditions of the trusts created by the Indenture, to all of which terms and conditions in the Indenture the Holder agrees by its acceptance of this Secured Note.

          This Secured Note is subject to redemption, in whole or in part, all as specified in Article III of the Indenture. This Secured Note is also subject to refunding, refinancing, assumption or purchase, all as specified in Sections 3.04, 3.05 and 3.06 of the Indenture.

          In case an Indenture Event of Default shall occur and be continuing, the unpaid balance of the principal of the Secured Notes, together with all accrued but unpaid interest, may be declared or may otherwise become due and payable in the manner and with the effect provided in Article V of the Indenture.

                                   EXHC-51

          The Secured Notes are issuable only as registered notes. There shall be maintained a note register for the purpose of registering transfers and exchanges of the Secured Notes at the principal corporate trust office of the Indenture Trustee, or of any successor Indenture Trustee, in the manner provided in Section 2.05 of the Indenture. Mobil G.B. and the Indenture Trustee may deem and treat the Person in whose name this Secured Note is registered on the Note Register as the absolute owner hereof (whether or not this Secured Note shall be overdue) for the purpose of receiving payments of principal and interest and for all other purposes, and neither Mobil G.B. nor the Indenture Trustee shall be affected by any notice to the contrary.

          All payments of principal and interest to be made by Mobil G.B. and, except as otherwise provided in the Operative Documents, all payments of any other amounts payable by or on behalf of Mobil G.B. under the Secured Notes or under the Indenture, shall be made only from the income and proceeds from the Indenture Estate, and only to the extent that the Indenture Trustee shall have received sufficient income and proceeds from the Indenture Estate to make such payments in accordance with the Indenture. The Holder, by its acceptance of this Secured Note, agrees that it will look solely to the income and proceeds from the Indenture Estate to the extent available for payment as provided in the Indenture, and that the Indenture Trustee (whether in its individual or trust capacity) shall not be personally liable to the Indenture Trustee or to the Holder for any amounts payable under this or any Secured Note, nor, except as specifically provided in the Indenture or any other Operative Document, for any amounts payable or any liability, under the Indenture.

          This Secured Note shall not be valid or become obligatory for any purpose or be entitled to any security or benefit under the Indenture until the certificate of authentication hereon shall have been signed by the Indenture Trustee.

          No delay or omission of the Holder to exercise its rights hereunder shall impair any such right or power or shall be construed to be a waiver of any Indenture Event of Default, or an acquiescence therein. No waiver of any Indenture Event of Default shall be construed, taken or held to be a waiver of any other Indenture Event of Default, or a waiver, acquiescence in, or consent to any further or succeeding Indenture Event of Default. Mobil G.B. waives demand, notice and protest in any defense by reason of extension of time for payment or other indulgence granted by the Holder.

          This Secured Note shall be governed by and construed in accordance with the laws of the State of New York.

                                    EXHC-52

          IN WITNESS WHEREOF, Mobil G.B. has caused this Secured Note to be duly executed.


                                   MOBIL G.B. 388 FINANCE INC.



                                   By:____________________________
                                      Title:

                                    EXHC-53

                         Certificate of Authentication
                         -----------------------------


          This Secured Note is one of the Series 1995 A-1 Secured Notes of MOBIL G.B. 388 FINANCE INC. described in the within-mentioned Indenture.

                                   MOBIL G.B. 388 FINANCE INC.



                                   By:____________________________
                                      Title:

                                    EXHC-54

                                                        Exhibit A-2 To Exhibit C
                                                                    to Indenture
                                                        ------------------------


                    [FORM OF Series 1995 A-2 SECURED NOTE]

                          MOBIL G.B. 388 FINANCE INC.

                   Series 1995 A-2 Secured Non-Recourse Note
                                   Due ____

                    Undivided Interest in Production System
                    ---------------------------------------

Registered No. _______

                                                              New York, New York
$____________                                                _____________, 19__


Interest Rate Per Annum:  __%

          MOBIL G.B. 388 FINANCE INC., a Delaware Corporation, for value received hereby promises to pay to ________________________, or registered assigns, on or before _______________________, ____, as herein provided, the principal sum of ____________ DOLLARS ($___________), and to pay interest on the unpaid principal amount of this Secured Note from time to time from the date hereof until the principal amount hereof shall have been paid in full at the rate of []% per annum (based on a 360-day year of twelve 30-day months), and (to the extent not prohibited by applicable law) to pay interest on any overdue principal at the Overdue Rate. The principal amount of this Secured Note shall be payable in full on the Maturity Date. Subject to 2.03(b) of the Indenture, all accrued and unpaid interest on the unpaid principal amount of this Secured Note shall be payable on each January 2 and July 2 in each year commencing [].

          This Secured Note is one of the Secured Notes issued by Mobil G.B. pursuant to the terms of the Trust Indenture, Mortgage, Assignment of Lease, and Security Agreement, dated as of December 12, 1995, between the Owner Trustee, and First Security Bank of Utah, National Association, a national banking association, not in its individual capacity but solely as indenture trustee thereunder for the Holder of this Secured Note and the Holders of all other Secured Notes Outstanding thereunder (the "Indenture Trustee"), as such Trust
                                           -----------------
Indenture, Mortgage, Assignment of Lease, and Security Agreement has been assumed by Mobil G.B. pursuant to the Indenture Supplement dated the date hereof among, Mobil G.B., the Corporate Indenture Trustee and the Individual Indenture Trustee and as such Trust Indenture, Mortgage, Assignment of Lease, and Security Agreement has been amended pursuant to the Relevant Amendment (such Trust Indenture, Mortgage, Assignment of Lease, and Security Agreement as so assumed and amended,

                                    EXHC-55
the "Indenture").  Capitalized terms used in this Secured Note and not otherwise
     ---------
defined shall have the respective meanings assigned to them in the Indenture.

          Each payment of principal and interest shall be due and payable at the times, places and in the manner as specified herein and in the Indenture.

          Each payment on this Secured Note shall be applied, first, to the
                                                              -----
payment of accrued interest on this Secured Note to the date of such payment, second, to the payment of any principal on this Secured Note then due hereunder,
- ------
and third, to the payment of the installments of principal remaining unpaid on
    -----
this Secured Note in the inverse order of the maturity thereof.

          This Secured Note is one Mobil G.B.'s Series 1995 A-2 Secured Notes, which, together with the Series 1995 A-1 Secured Notes, the Series 1995 A-3 Secured Notes, the Series 1995 A-4 Secured Notes, the Series 1995 A-5 Secured Notes and the Series 1995 A-6 Secured Notes of the Owner Trustee, all issued pursuant to the Indenture, as well as any Additional Notes and any note or notes issued in exchange or substitution respectively therefor in accordance with the terms of the Indenture, are equally and ratably secured by the Indenture, except as otherwise provided therein. The properties of Mobil G.B. (excluding Excepted Payments) included in the Indenture Estate are pledged or mortgaged to the Indenture Trustee to the extent provided in the Indenture as security for the payment of the principal of and interest on this Secured Note and all other Secured Notes issued and Outstanding from time to time under the Indenture. Reference is hereby made to the Indenture for a description of the Indenture Estate, and for a statement of the rights of the Holder of, and the nature and extent of the security for, this Secured Note and of the rights of, and the nature and extent of the security for, the Holders of the other Secured Notes and of certain rights of Mobil G.B., as well as for a statement of the terms and conditions of the trusts created by the Indenture, to all of which terms and conditions in the Indenture the Holder agrees by its acceptance of this Secured Note.

          This Secured Note is subject to redemption, in whole or in part, all as specified in Article III of the Indenture. This Secured Note is also subject to refunding, refinancing, assumption or purchase, all as specified in Sections 3.04, 3.05 and 3.06 of the Indenture.

          In case an Indenture Event of Default shall occur and be continuing, the unpaid balance of the principal of the Secured Notes, together with all accrued but unpaid interest, may be declared or may otherwise become due and payable in the manner and with the effect provided in Article V of the Indenture.

                                    EXHC-56

          The Secured Notes are issuable only as registered notes. There shall be maintained a note register for the purpose of registering transfers and exchanges of the Secured Notes at the principal corporate trust office of the Indenture Trustee, or of any successor Indenture Trustee, in the manner provided in Section 2.05 of the Indenture. Mobil G.B. and the Indenture Trustee may deem and treat the Person in whose name this Secured Note is registered on the Note Register as the absolute owner hereof (whether or not this Secured Note shall be overdue) for the purpose of receiving payments of principal and interest and for all other purposes, and neither Mobil G.B. nor the Indenture Trustee shall be affected by any notice to the contrary.

          All payments of principal and interest to be made by Mobil G.B. and, except as otherwise provided in the Operative Documents, all payments of any other amounts payable by or on behalf of Mobil G.B. under the Secured Notes and the Indenture, shall be payable from the income and proceeds from the Indenture Estate and shall be direct obligations of Mobil G.B. Each Holder, by its acceptance of a Secured Note, agrees that it will look solely to Mobil G.B., the Guarantor and the income and proceeds from the Indenture Estate to the extent available for payment as herein provided and that the Indenture Trustee (whether in its individual or trust capacity) shall not be personally liable to such Holder for any amounts payable under the Secured Notes, or, except as specifically provided herein or in the other Operative Documents, for any amounts payable or any liability under the Indenture.

          This Secured Note shall not be valid or become obligatory for any purpose or be entitled to any security or benefit under the Indenture until the certificate of authentication hereon shall have been signed by the Indenture Trustee.

          No delay or omission of the Holder to exercise its rights hereunder shall impair any such right or power or shall be construed to be a waiver of any Indenture Event of Default, or an acquiescence therein. No waiver of any Indenture Event of Default shall be construed, taken or held to be a waiver of any other Indenture Event of Default, or a waiver, acquiescence in, or consent to any further or succeeding Indenture Event of Default. Mobil G.B. waives demand, notice and protest in any defense by reason of extension of time for payment or other indulgence granted by the Holder.

          This Secured Note shall be governed by and construed in accordance with the laws of the State of New York.

                                    EXHC-57

          IN WITNESS WHEREOF, Mobil G.B. has caused this Secured Note to be duly executed.


                                   MOBIL G.B. 388 FINANCE INC.



                                   By:_____________________________
                                      Title:

                                    EXHC-58

                         Certificate of Authentication
                         -----------------------------


          This Secured Note is one of the Series 1995 A-2 Secured Notes of MOBIL G.B. 388 FINANCE INC., described in the within-mentioned Indenture.

                                   MOBIL G.B. 388 FINANCE INC.



                                   By:______________________________
                                      Title:

                                    EXHC-59

                                                        Exhibit A-3 to Exhibit C
                                                                    to Indenture
                                                        ------------------------



                    [FORM OF Series 1995 A-3 SECURED NOTE]

                          MOBIL G.B. 388 FINANCE INC.

                   Series 1995 A-3 Secured Non-Recourse Note
                                   Due ____

                    Undivided Interest in Production System
                    ---------------------------------------

Registered No. _______

                                                              New York, New York
$___________                                                 _____________, 19__


Interest Rate Per Annum:  __%

          MOBIL G.B. 388 FINANCE INC., a Delaware Corporation, for value received hereby promises to pay to ________________________, or registered assigns, on or before _______________________, ____, as herein provided, the principal sum of ____________ DOLLARS ($___________), and to pay interest on the unpaid principal amount of this Secured Note from time to time from the date hereof until the principal amount hereof shall have been paid in full at the rate of []% per annum (based on a 360-day year of twelve 30-day months), and (to the extent not prohibited by applicable law) to pay interest on any overdue principal at the Overdue Rate. The principal amount of this Secured Note shall be payable in full on the Maturity Date. Subject to 2.03(b) of the Indenture, all accrued and unpaid interest on the unpaid principal amount of this Secured Note shall be payable on each January 2 and July 2 in each year commencing [].

          This Secured Note is one of the Secured Notes issued by Mobil G.B. pursuant to the terms of the Trust Indenture, Mortgage, Assignment of Lease, and Security Agreement, dated as of December 12, 1995, between the Owner Trustee, and First Security Bank of Utah, National Association, a national banking association, not in its individual capacity but solely as indenture trustee thereunder for the Holder of this Secured Note and the Holders of all other Secured Notes Outstanding thereunder (the "Indenture Trustee"), as such Trust
                                           -----------------
Indenture, Mortgage, Assignment of Lease, and Security Agreement has been assumed by Mobil G.B. pursuant to the Indenture Supplement dated the date hereof among, Mobil G.B., the Corporate Indenture Trustee and the Individual Indenture Trustee and as such Trust Indenture, Mortgage, Assignment of Lease, and Security Agreement has been amended pursuant to the Relevant Amendment (such Trust Indenture, Mortgage, Assignment

                                    EXHC-60
of Lease, and Security Agreement as so assumed and amended, the "Indenture").
                                                                 ---------
Capitalized terms used in this Secured Note and not otherwise defined shall have the respective meanings assigned to them in the Indenture.

          Each payment of principal and interest shall be due and payable at the times, places and in the manner as specified herein and in the Indenture.

          Each payment on this Secured Note shall be applied, first, to the
                                                              -----
payment of accrued interest on this Secured Note to the date of such payment, second, to the payment of any principal on this Secured Note then due hereunder,
- ------
and third, to the payment of the installments of principal remaining unpaid on
    -----
this Secured Note in the inverse order of the maturity thereof.

          This Secured Note is one of Mobil G.B.'s Series 1995 A-3 Secured Notes, which, together with the Series 1995 A-1 Secured Notes, the Series 1995 A-2 Secured Notes, the Series 1995 A-4 Secured Notes, the Series 1995 A-5 Secured Notes and the Series 1995 A-6 Secured Notes of the Owner Trustee, all issued pursuant to the Indenture, as well as any Additional Notes and any note or notes issued in exchange or substitution respectively therefor in accordance with the terms of the Indenture, are equally and ratably secured by the Indenture, except as otherwise provided therein. The properties of Mobil G.B. (excluding Excepted Payments) included in the Indenture Estate are pledged or mortgaged to the Indenture Trustee to the extent provided in the Indenture as security for the payment of the principal of and interest on this Secured Note and all other Secured Notes issued and Outstanding from time to time under the Indenture. Reference is hereby made to the Indenture for a description of the Indenture Estate, and for a statement of the rights of the Holder of, and the nature and extent of the security for, this Secured Note and of the rights of, and the nature and extent of the security for, the Holders of the other Secured Notes and of certain rights of Mobil G.B., as well as for a statement of the terms and conditions of the trusts created by the Indenture, to all of which terms and conditions in the Indenture the Holder agrees by its acceptance of this Secured Note.

          This Secured Note is subject to redemption, in whole or in part, all as specified in Article III of the Indenture. This Secured Note is also subject to refunding, refinancing, assumption or purchase, all as specified in Sections 3.04, 3.05 and 3.06 of the Indenture.

          In case an Indenture Event of Default shall occur and be continuing, the unpaid balance of the principal of the Secured Notes, together with all accrued but unpaid interest, may be declared or may otherwise become due and payable in the

                                    EXHC-61
manner and with the effect provided in Article V of the Indenture.

          The Secured Notes are issuable only as registered notes. There shall be maintained a note register for the purpose of registering transfers and exchanges of the Secured Notes at the principal corporate trust office of the Indenture Trustee, or of any successor Indenture Trustee, in the manner provided in Section 2.05 of the Indenture. Mobil G.B. and the Indenture Trustee may deem and treat the Person in whose name this Secured Note is registered on the Note Register as the absolute owner hereof (whether or not this Secured Note shall be overdue) for the purpose of receiving payments of principal and interest and for all other purposes, and neither Mobil G.B. nor the Indenture Trustee shall be affected by any notice to the contrary.

          All payments of principal and interest to be made by Mobil G.B. and, except as otherwise provided in the Operative Documents, all payments of any other amounts payable by or on behalf of Mobil G.B. under the Secured Notes and the Indenture, shall be payable from the income and proceeds from the Indenture Estate and shall be direct obligations of Mobil G.B. Each Holder, by its acceptance of a Secured Note, agrees that it will look solely to Mobil G.B., the Guarantor and the income and proceeds from the Indenture Estate to the extent available for payment as herein provided and that the Indenture Trustee (whether in its individual or trust capacity) shall not be personally liable to such Holder for any amounts payable under the Secured Notes, or, except as specifically provided herein or in the other Operative Documents, for any amounts payable or any liability under the Indenture.

          This Secured Note shall not be valid or become obligatory for any purpose or be entitled to any security or benefit under the Indenture until the certificate of authentication hereon shall have been signed by the Indenture Trustee.

          No delay or omission of the Holder to exercise its rights hereunder shall impair any such right or power or shall be construed to be a waiver of any Indenture Event of Default, or an acquiescence therein. No waiver of any Indenture Event of Default shall be construed, taken or held to be a waiver of any other Indenture Event of Default, or a waiver, acquiescence in, or consent to any further or succeeding Indenture Event of Default. Mobil G.B. waives demand, notice and protest in any defense by reason of extension of time for payment or other indulgence granted by the Holder.

          This Secured Note shall be governed by and construed in accordance with the laws of the State of New York.

                                    EXHC-62

          IN WITNESS WHEREOF, Mobil G.B. has caused this Secured Note to be duly executed.


                                   MOBIL G.B. 388 FINANCE INC.



                                   By:____________________________
                                      Title:

                                    EXHC-63

                         Certificate of Authentication
                         -----------------------------


          This Secured Note is one of the Series 1995 A-3 Secured Notes of MOBIL G.B. 388 FINANCE INC., described in the within-mentioned Indenture.

                                MOBIL G.B. 388 FINANCE INC.



                                By:_______________________________
                                   Title:

                                    EXHC-64

                                                        Exhibit A-4 to Exhibit C
                                                                    to Indenture
                                                        ------------------------


                    [FORM OF Series 1995 A-4 SECURED NOTE]

                          MOBIL G.B. 388 FINANCE INC.

                   Series 1995 A-4 Secured Non-Recourse Note
                                   Due ____

                    Undivided Interest in Production System
                    ---------------------------------------

Registered No. _______

$____________                                                 New York, New York
                                                             _____________, 19__

Interest Rate Per Annum:  __%

          MOBIL G.B. 388 FINANCE INC., a Delaware Corporation, for value received hereby promises to pay to ________________________, or registered assigns, on or before _______________________, ____, as herein provided, the principal sum of ____________ DOLLARS ($___________), and to pay interest on the unpaid principal amount of this Secured Note from time to time from the date hereof until the principal amount hereof shall have been paid in full at the rate of []% per annum (based on a 360-day year of twelve 30-day months), and (to the extent not prohibited by applicable law) to pay interest on any overdue principal at the Overdue Rate. The principal amount of this Secured Note shall be payable in full on the Maturity Date. Subject to 2.03(b) of the Indenture, all accrued and unpaid interest on the unpaid principal amount of this Secured Note shall be payable on each January 2 and July 2 in each year commencing [].

          This Secured Note is one of the Secured Notes issued by Mobil G.B. pursuant to the terms of the Trust Indenture, Mortgage, Assignment of Lease, and Security Agreement, dated as of December 12, 1995, between the Owner Trustee, and First Security Bank of Utah, National Association, a national banking association, not in its individual capacity but solely as indenture trustee thereunder for the Holder of this Secured Note and the Holders of all other Secured Notes Outstanding thereunder (the "Indenture Trustee"), as such Trust
                                           -----------------
Indenture, Mortgage, Assignment of Lease, and Security Agreement has been assumed by Mobil G.B. pursuant to the Indenture Supplement dated the date hereof among, Mobil G.B., the Corporate Indenture Trustee and the Individual Indenture Trustee and as such Trust Indenture, Mortgage, Assignment of Lease, and Security Agreement has been amended pursuant to the Relevant Amendment (such Trust Indenture, Mortgage, Assignment of Lease, and Security Agreement as so assumed and amended,

                                    EXHC-65
the "Indenture"). Capitalized terms used in this Secured Note and not otherwise
     ---------
defined shall have the respective meanings assigned to them in the Indenture.

          Each payment of principal and interest shall be due and payable at the times, places and in the manner as specified herein and in the Indenture.

          Each payment on this Secured Note shall be applied, first, to the
                                                              -----
payment of accrued interest on this Secured Note to the date of such payment, second, to the payment of any principal on this Secured Note then due hereunder,
- ------
and third, to the payment of the installments of principal remaining unpaid on
    -----
this Secured Note in the inverse order of the maturity thereof.

          This Secured Note is one of the Mobil G.B.'s Series 1995 A-4 Secured Notes, which, together with the Series 1995 A-1 Secured Notes, the Series 1995 A-2 Secured Notes, the Series 1995 A-3 Secured Notes, the Series 1995 A-5 Secured Notes and the Series 1995 A-6 Secured Notes of the Owner Trustee, all issued pursuant to the Indenture, as well as any Additional Notes and any note or notes issued in exchange or substitution respectively therefor in accordance with the terms of the Indenture, are equally and ratably secured by the Indenture, except as otherwise provided therein. The properties of Mobil G.B. (excluding Excepted Payments) included in the Indenture Estate are pledged or mortgaged to the Indenture Trustee to the extent provided in the Indenture as security for the payment of the principal of and interest on this Secured Note and all other Secured Notes issued and Outstanding from time to time under the Indenture. Reference is hereby made to the Indenture for a description of the Indenture Estate, and for a statement of the rights of the Holder of, and the nature and extent of the security for, this Secured Note and of the rights of, and the nature and extent of the security for, the Holders of the other Secured Notes and of certain rights of Mobil G.B., as well as for a statement of the terms and conditions of the trusts created by the Indenture, to all of which terms and conditions in the Indenture the Holder agrees by its acceptance of this Secured Note.

          This Secured Note is subject to redemption, in whole or in part, all as specified in Article III of the Indenture. This Secured Note is also subject to refunding, refinancing, assumption or purchase, all as specified in Sections 3.04, 3.05 and 3.06 of the Indenture.

          In case an Indenture Event of Default shall occur and be continuing, the unpaid balance of the principal of the Secured Notes, together with all accrued but unpaid interest, may be declared or may otherwise become due and payable in the

                                    EXHC-66
manner and with the effect provided in Article V of the Indenture.

          The Secured Notes are issuable only as registered notes. There shall be maintained a note register for the purpose of registering transfers and exchanges of the Secured Notes at the principal corporate trust office of the Indenture Trustee, or of any successor Indenture Trustee, in the manner provided in Section 2.05 of the Indenture. Mobil G.B. and the Indenture Trustee may deem and treat the Person in whose name this Secured Note is registered on the Note Register as the absolute owner hereof (whether or not this Secured Note shall be overdue) for the purpose of receiving payments of principal and interest and for all other purposes, and neither the Owner Trustee nor the Indenture Trustee shall be affected by any notice to the contrary.

          All payments of principal and interest to be made by Mobil G.B. and, except as otherwise provided in the Operative Documents, all payments of any other amounts payable by or on behalf of Mobil G.B. under the Secured Notes and the Indenture, shall be payable from the income and proceeds from the Indenture Estate and shall be direct obligations of Mobil G.B. Each Holder, by its acceptance of a Secured Note, agrees that it will look solely to Mobil G.B., the Guarantor and the income and proceeds from the Indenture Estate to the extent available for payment as herein provided and that the Indenture Trustee (whether in its individual or trust capacity) shall not be personally liable to such Holder for any amounts payable under the Secured Notes, or, except as specifically provided herein or in the other Operative Documents, for any amounts payable or any liability under the Indenture.

          This Secured Note shall not be valid or become obligatory for any purpose or be entitled to any security or benefit under the Indenture until the certificate of authentication hereon shall have been signed by the Indenture Trustee.

          No delay or omission of the Holder to exercise its rights hereunder shall impair any such right or power or shall be construed to be a waiver of any Indenture Event of Default, or an acquiescence therein. No waiver of any Indenture Event of Default shall be construed, taken or held to be a waiver of any other Indenture Event of Default, or a waiver, acquiescence in, or consent to any further or succeeding Indenture Event of Default. Mobil G.B. waives demand, notice and protest in any defense by reason of extension of time for payment or other indulgence granted by the Holder.

          This Secured Note shall be governed by and construed in accordance with the laws of the State of New York.

                                    EXHC-67

          IN WITNESS WHEREOF, Mobil G.B. has caused this Secured Note to be duly executed.


                                MOBIL G.B. 388 FINANCE INC.


                                By:_______________________________
                                   Title:

                                    EXHC-68

                         Certificate of Authentication
                         -----------------------------


          This Secured Note is one of the Series 1995 A-4 Secured Notes of MOBIL G.B. 388 FINANCE INC., described in the within-mentioned Indenture.

                                MOBIL G.B. 388 FINANCE INC.


                                By:_______________________________
                                   Title:

                                    EXHC-69

                                                        Exhibit A-5 to Exhibit C
                                                                    to Indenture
                                                        ------------------------


                    [FORM OF Series 1995 A-5 SECURED NOTE]

                          MOBIL G.B. 388 FINANCE INC.

                   Series 1995 A-5 Secured Non-Recourse Note
                                   Due ____

                    Undivided Interest in Production System
                    ---------------------------------------

Registered No. _______

$____________                                                 New York, New York
                                                             _____________, 19__


Interest Rate Per Annum:  __%

          MOBIL G.B. 388 FINANCE INC., a Delaware Corporation, for value received hereby promises to pay to ________________________, or registered assigns, on or before _______________________, ____, as herein provided, the principal sum of ____________ DOLLARS ($___________), and to pay interest on the unpaid principal amount of this Secured Note from time to time from the date hereof until the principal amount hereof shall have been paid in full at the rate of []% per annum (based on a 360-day year of twelve 30-day months), and (to the extent not prohibited by applicable law) to pay interest on any overdue principal at the Overdue Rate. The principal amount of this Secured Note shall be payable in full on the Maturity Date. Subject to 2.03(b) of the Indenture, all accrued and unpaid interest on the unpaid principal amount of this Secured Note shall be payable on each January 2 and July 2 in each year commencing [].

          This Secured Note is one of the Secured Notes issued by Mobil G.B. pursuant to the terms of the Trust Indenture, Mortgage, Assignment of Lease, and Security Agreement, dated as of December 12, 1995, between the Owner Trustee, and First Security Bank of Utah, National Association, a national banking association, not in its individual capacity but solely as indenture trustee thereunder for the Holder of this Secured Note and the Holders of all other Secured No tes Outstanding thereunder (the "Indenture Trustee"), as such Trust
                                            -----------------
Indenture, Mortgage, Assignment of Lease, and Security Agreement has been assumed by Mobil G.B. pursuant to the Indenture Supplement dated the date hereof among, Mobil G.B., the Corporate Indenture Trustee and the Individual Indenture Trustee and as such Trust Indenture, Mortgage, Assignment of Lease, and Security Agreement has been amended pursuant to the Relevant Amendment (such Trust Indenture, Mortgage, Assignment of Lease, and Security Agreement as so assumed and amended,

                                    EXHC-70
the "Indenture"). Capitalized terms used in this Secured Note and not otherwise
     ---------
defined shall have the respective meanings assigned to them in the Indenture.

          Each payment of principal and interest shall be due and payable at the times, places and in the manner as specified herein and in the Indenture.

          Each payment on this Secured Note shall be applied, first, to the
                                                              -----
payment of accrued interest on this Secured Note to the date of such payment, second, to the payment of any principal on this Secured Note then due hereunder,
- ------
and third, to the payment of the installments of principal remaining unpaid on
    -----
this Secured Note in the inverse order of the maturity thereof.

          Each payment on this Secured Note shall be applied, first, to the
                                                              -----
payment of accrued interest on this Secured Note to the date of such payment, second, to the payment of any principal on this Secured Note then due hereunder,
- ------
and third, to the payment of the installments of principal remaining unpaid on
    -----
this Secured Note in the inverse order of the maturity thereof.

          This Secured Note is one of Mobil G.B.'s Series 1995 A-5 Secured Notes, which, together with the Series 1995 A-1 Secured Notes, the Series 1995 A-2 Secured Notes, the Series 1995 A-3 Secured Notes, the Series 1995 A-4 Secured Notes and the Series 1995 A-6 Secured Notes of the Owner Trustee, all issued pursuant to the Indenture, as well as any Additional Notes and any note or notes issued in exchange or substitution respectively therefor in accordance with the terms of the Indenture, are equally and ratably secured by the Indenture, except as otherwise provided therein. The properties of Mobil G.B. (excluding Excepted Payments) included in the Indenture Estate are pledged or mortgaged to the Indenture Trustee to the extent provided in the Indenture as security for the payment of the principal of and interest on this Secured Note and all other Secured Notes issued and Outstanding from time to time under the Indenture. Reference is hereby made to the Indenture for a description of the Indenture Estate, and for a statement of the rights of the Holder of, and the nature and extent of the security for, this Secured Note and of the rights of, and the nature and extent of the security for, the Holders of the other Secured Notes and of certain rights of Mobil G.B., as well as for a statement of the terms and conditions of the trusts created by the Indenture, to all of which terms and conditions in the Indenture the Holder agrees by its acceptance of this Secured Note.

          This Secured Note is subject to redemption, in whole or in part, all as specified in Article III of the Indenture. This Secured Note is also subject to refunding, refinancing,

                                    EXHC-71
assumption or purchase, all as specified in Sections 3.04, 3.05 and 3.06 of the Indenture.

          In case an Indenture Event of Default shall occur and be continuing, the unpaid balance of the principal of the Secured Notes, together with all accrued but unpaid interest, may be declared or may otherwise become due and payable in the manner and with the effect provided in Article V of the Indenture.

          The Secured Notes are issuable only as registered notes. There shall be maintained a note register for the purpose of registering transfers and exchanges of the Secured Notes at the principal corporate trust office of the Indenture Trustee, or of any successor Indenture Trustee, in the manner provided in Section 2.05 of the Indenture. Mobil G.B. and the Indenture Trustee may deem and treat the Person in whose name this Secured Note is registered on the Note Register as the absolute owner hereof (whether or not this Secured Note shall be overdue) for the purpose of receiving payments of principal and interest and for all other purposes, and neither the Owner Trustee nor the Indenture Trustee shall be affected by any notice to the contrary.

          All payments of principal and interest to be made by Mobil G.B. and, except as otherwise provided in the Operative Documents, all payments of any other amounts payable by or on behalf of Mobil G.B. under the Secured Notes and the Indenture, shall be payable from the income and proceeds from the Indenture Estate and shall be direct obligations of Mobil G.B. Each Holder, by its acceptance of a Secured Note, agrees that it will look solely to Mobil G.B., the Guarantor and the income and proceeds from the Indenture Estate to the extent available for payment as herein provided and that the Indenture Trustee (whether in its individual or trust capacity) shall not be personally liable to such Holder for any amounts payable under the Secured Notes, or, except as specifically provided herein or in the other Operative Documents, for any amounts payable or any liability under the Indenture.

          This Secured Note shall not be valid or become obligatory for any purpose or be entitled to any security or benefit under the Indenture until the certificate of authentication hereon shall have been signed by the Indenture Trustee.

          No delay or omission of the Holder to exercise its rights hereunder shall impair any such right or power or shall be construed to be a waiver of any Indenture Event of Default, or an acquiescence therein. No waiver of any Indenture Event of Default shall be construed, taken or held to be a waiver of any other Indenture Event of Default, or a waiver, acquiescence in, or consent to any further or succeeding

                                    EXHC-72

Indenture Event of Default. Mobil G.B. waives demand, notice and protest in any defense by reason of extension of time for payment or other indulgence granted by the Holder.

          This Secured Note shall be governed by and construed in accordance with the laws of the State of New York.

                                    EXHC-73

          IN WITNESS WHEREOF, Mobil G.B. has caused this Secured Note to be duly executed.


                                MOBIL G.B. 388 FINANCE INC.


                                By:________________________________
                                   Title:

                                    EXHC-74

                         Certificate of Authentication
                         -----------------------------


          This Secured Note is one of the Series 1995 A-5 Secured Notes of FLEET NATIONAL BANK OF CONNECTICUT, as Owner Trustee, described in the within-mentioned Indenture.

                                First Security Bank of Utah, National
                                Association, not in its individual capacity but solely as Indenture Trustee


                                By:_______________________________
                                   Title:

                                    EXHC-75

                                                        Exhibit A-6 to Exhibit C
                                                                    to Indenture
                                                        ------------------------


                    [FORM OF Series 1995 A-6 SECURED NOTE]

                          MOBIL G.B. 388 FINANCE INC.

                   Series 1995 A-6 Secured Non-Recourse Note
                                   Due ____

                    Undivided Interest in Production System
                    ---------------------------------------

Registered No. _______

$____________                                                 New York, New York
                                                             _____________, 19__


Interest Rate Per Annum:  __%

          MOBIL G.B. 388 FINANCE INC., a Delaware corporation, for value received hereby promises to pay to ________________________, or registered assigns, on or before _______________________, ____, as herein provided, the principal sum of ____________ DOLLARS ($___________), and to pay interest on the unpaid principal amount of this Secured Note from time to time from the date hereof until the principal amount hereof shall have been paid in full at the rate of []% per annum (based on a 360-day year of twelve 30-day months), and (to the extent not prohibited by applicable law) to pay interest on any overdue principal at the Overdue Rate. The principal amount of this Secured Note shall be payable in installments on each Installment Payment Date specified in the Amortization Schedule attached hereto, each such installment to be in an amount equal to the respective Installment Payment Percentage (as such Installment Payment Percentage may be adjusted in accordance with the definition thereof) of the remaining unpaid principal amount of this Secured Note set forth in such Amortization Schedule opposite the applicable Installment Payment Date for such installment. Subject to 2.03(b) of the Indenture, all accrued and unpaid interest on the unpaid principal amount of this Secured Note shall be payable on each January 2 and July 2 in each year commencing [].

          This Secured Note is one of the Secured Notes issued by Mobil G.B. pursuant to the terms of the Trust Indenture, Mortgage, Assignment of Lease, and Security Agreement, dated as of December 12, 1995, between the Owner Trustee, and First Security Bank of Utah, National Association, a national banking association, not in its individual capacity but solely as indenture trustee thereunder for the Holder of this Secured Note and the Holders of all other Secured Notes Outstanding thereunder (the "Indenture Trustee"), as such Trust
                                           -----------------
Indenture, Mortgage, Assignment of Lease, and Security

                                    EXHC-76

Agreement has been assumed by Mobil G.B. pursuant to the Indenture Supplement dated the date hereof among, Mobil G.B., the Corporate Indenture Trustee and the Individual Indenture Trustee and as such Trust Indenture, Mortgage, Assignment of Lease, and Security Agreement has been amended pursuant to the Relevant Amendment (such Trust Indenture, Mortgage, Assignment of Lease, and Security Agreement as so assumed and amended, the "Indenture"). Capitalized terms used
                                          ---------
in this Secured Note and not otherwise defined shall have the respective meanings assigned to them in the Indenture.

          Each payment of principal and interest shall be due and payable at the times, places and in the manner as specified herein and in the Indenture.

          Each payment on this Secured Note shall be applied, first, to the
                                                              -----
payment of accrued interest on this Secured Note to the date of such payment, second, to the payment of any principal on this Secured Note then due hereunder,
- ------
and third, to the payment of the installments of principal remaining unpaid on
    -----
this Secured Note in the inverse order of the maturity thereof.

          This Secured Note is one of Mobil G.B.'s Series 1995 A-6 Secured Notes, which, together with the Series 1995 A-1 Secured Notes, the Series 1995 A-2 Secured Notes, the Series 1995 A-3 Secured Notes, the Series 1995 A-4 Secured Notes and the Series 1995 A-5 Secured Notes of the Owner Trustee, all issued pursuant to the Indenture, as well as any Additional Notes and any note or notes issued in exchange or substitution respectively therefor in accordance with the terms of the Indenture, are equally and ratably secured by the Indenture, except as otherwise provided therein. The properties of Mobil G.B. (excluding Excepted Payments) included in the Indenture Estate are pledged or mortgaged to the Indenture Trustee to the extent provided in the Indenture as security for the payment of the principal of and interest on this Secured Note and all other Secured Notes issued and Outstanding from time to time under the Indenture. Reference is hereby made to the Indenture for a description of the Indenture Estate, and for a statement of the rights of the Holder of, and the nature and extent of the security for, this Secured Note and of the rights of, and the nature and extent of the security for, the Holders of the other Secured Notes and of certain rights of Mobil G.B., as well as for a statement of the terms and conditions of the trusts created by the Indenture, to all of which terms and conditions in the Indenture the Holder agrees by its acceptance of this Secured Note.

          This Secured Note is subject to redemption, in whole or in part, all as specified in Article III of the Indenture. This Secured Note is also subject to refunding, refinancing, assumption or purchase, all as specified in Sections 3.04, 3.05 and 3.06 of the Indenture.

                                    EXHC-77

          In case an Indenture Event of Default shall occur and be continuing, the unpaid balance of the principal of the Secured Notes, together with all accrued but unpaid interest, may be declared or may otherwise become due and payable in the manner and with the effect provided in Article V of the Indenture.

          The Secured Notes are issuable only as registered notes. There shall be maintained a note register for the purpose of registering transfers and exchanges of the Secured Notes at the principal corporate trust office of the Indenture Trustee, or of any successor Indenture Trustee, in the manner provided in Section 2.05 of the Indenture. The Owner Trustee and the Indenture Trustee may deem and treat the Person in whose name this Secured Note is registered on the Note Register as the absolute owner hereof (whether or not this Secured
Note shall be overdue) for the purpose of receiving payments of principal and interest and for all other purposes, and neither the Owner Trustee nor the Indenture Trustee shall be affected by any notice to the contrary.

          All payments of principal and interest to be made by Mobil G.B. and, except as otherwise provided in the Operative Documents, all payments of any other amounts payable by or on behalf of Mobil G.B. under the Secured Notes and the Indenture, shall be payable from the income and proceeds from the Indenture Estate and shall be direct obligations of Mobil G.B. Each Holder, by its acceptance of a Secured Note, agrees that it will look solely to Mobil G.B., the Guarantor and the income and proceeds from the Indenture Estate to the extent available for payment as herein provided and that the Indenture Trustee (whether in its individual or trust capacity) shall not be personally liable to such Holder for any amounts payable under the Secured Notes, or, except as specifically provided herein or in the other Operative Documents, for any amounts payable or any liability under the Indenture.

          This Secured Note shall not be valid or become obligatory for any purpose or be entitled to any security or benefit under the Indenture until the certificate of authentication hereon shall have been signed by the Indenture Trustee.

          No delay or omission of the Holder to exercise its rights hereunder shall impair any such right or power or shall be construed to be a waiver of any Indenture Event of Default, or an acquiescence therein. No waiver of any Indenture Event of Default shall be construed, taken or held to be a waiver of any other Indenture Event of Default, or a waiver, acquiescence in, or consent to any further or succeeding Indenture Event of Default. Mobil G.B. waives demand, notice and protest in any defense by reason of extension of time for payment or other indulgence granted by the Holder.

                                    EXHC-78

          This Secured Note shall be governed by and construed in accordance with the laws of the State of New York.

                                    EXHC-79

          IN WITNESS WHEREOF, Mobil G.B. has caused this Secured Note to be duly executed.


                                MOBIL G.B. 388 FINANCE INC.


                                By:_______________________________
                                   Title:

                                    EXHC-80

                         Certificate of Authentication
                         -----------------------------


          This Secured Note is one of the Series 1995 A-6 Secured Notes of MOBIL G.B. 388 FINANCE INC., described in the within-mentioned Indenture.

                                MOBIL G.B. 388 FINANCE INC.


                                By:_______________________________
                                   Title:

                                    EXHC-81

                         Series 1995 A-6 Secured Notes
                             Amortization Schedule
                             ---------------------

                                                       Installment Payment
Installment                                          Percentage of Remaining

Payment Date                                         Unpaid Principal Amount
- ------------                                      -----------------------------

                                    EXHX-82

                                                                       Exhibit D
                                                                    to Indenture
                                                                    ------------


                   TRUST INDENTURE, MORTGAGE, ASSIGNMENT OF
                         LEASE AND SECURITY AGREEMENT
                              SUPPLEMENT NO. ____

BE IT KNOWN, that on the date hereinafter set forth, before me, the undersigned Notary Public, duly commissioned and qualified in and for the State of New York, and in the presence of the undersigned, competent witnesses, personally came and appeared: FLEET NATIONAL BANK OF CONNECTICUT, a national banking association, not in its individual capacity, except as expressly provided herein, but solely as Corporate Owner Trustee under the Trust Agreement (the "Corporate
                                                           ---------
Owner Trustee"), MICHAEL M. HOPKINS, an individual, not in his individual
- -------------
capacity, except as expressly provided herein, but solely as Individual Owner Trustee under the Trust Agreement (the "Individual Owner Trustee"; together with
                                        ------------------------
the Corporate Owner Trustee, the "Owner Trustee"), FIRST SECURITY BANK OF UTAH,
                                  -------------
NATIONAL ASSOCIATION, a national banking association, not in its individual capacity, except as expressly provided herein, but solely as Corporate Indenture Trustee (the "Corporate Indenture Trustee"), and VAL T. ORTON, an individual,
              ---------------------------
not in his individual capacity, except as expressly provided herein, but solely as Individual Indenture Trustee (the "Individual Indenture Trustee"; together
                                      ----------------------------
with the Corporate Indenture Trustee, the "Identure Trustee") who each being
                                           ----------------
duly sworn, did declare and say as follows:

                              W I T N E S E T H :
                              - - - - - - - - -

WHEREAS, terms used herein and not otherwise defined shall have the respective meanings assigned to them in the Indenture;

WHEREAS, the Indenture was recorded in []; and

WHEREAS, the Indenture provides for the execution and delivery of one or more supplements substantially in the form of this Indenture Supplement, which supplement shall describe the property from time to time included in the Indenture Estate;

NOW, THEREFORE, THIS INDENTURE SUPPLEMENT WITNESSETH, that, to secure (i) the prompt payment when and as due and payable of the principal of and interest on all the Secured Notes from time to time Outstanding under the Indenture and all other amounts payable to the Holders thereunder, under the Participation Agreement and under the Secured Notes, (ii) the performance and observance by the Owner Trustee of all its covenants and agreements for the benefit of the Indenture Trustee or the Holders in the Indenture, in the Participation Agreement and in the Secured Notes contained, and (iii) the

                                    EXHD-1
performance and observance by the Owner Participant of its covenants and agreements in the Participation Agreement contained, and for the uses and purposes and subject to the terms and provisions of the Indenture, and in consideration of the premises and of the covenants contained in the Indenture and of the acceptance of the Secured Notes by the Holders thereof, the Owner Trustee, for valuable consideration, the receipt and sufficiency of which are hereby acknowledged, has granted, assigned, bargained, released, conveyed, transferred, mortgaged, hypothecated, pledged, confirmed and created a security interest in and hereby presently grants, assigns, bargains, releases, conveys, transfers, mortgages, hypothecates, pledges, confirms and creates a security interest in, to and for the benefit of the Indenture Trustee in all of the estate right, title and interest of the Owner Trustee in and to the Undivided Interest described in Annex I to this Indenture Supplement, including without limitation the Lessor's Share of any Component or Replacement Component thereof or Modification thereto which, pursuant to the terms of the Lease, are at any time the property of the Owner Trustee, and any Lease Supplement covering such Asset.

TO HAVE AND TO HOLD the aforesaid property unto the Indenture Trustee, its successors and assigns, for the benefit and security of the Holders, without any priority of any Secured Note over any other except as otherwise expressly provided in the Indenture, and for the uses and purposes and subject to the terms and provisions set forth in the Indenture.

This Indenture Supplement shall be construed as supplemental to the Indenture and shall form a part thereof, and the Indenture is hereby incorporated by reference in this Indenture Supplement and is hereby ratified, approved and confirmed.

This Indenture Supplement may be executed by the Owner Trustee and the Indenture Trustee in separate counterparts, each of which, when so executed and delivered, shall be an original, but all such counterparts shall together constitute but one and the same instrument.

This Indenture Supplement shall be governed by, and shall be construed in accordance with, the laws of the State of New York applicable to contracts made and to be performed entirely within such State, except to the extent that the laws of any other jurisdiction may be mandatorily applicable.

                                    EXHD-2

THUS DONE AND PASSED on this ____ day of [], before me, the undersigned Notary Public, in and for the County of New York, State of New York, and in the presence of the undersigned competent witnesses, who have hereunto signed their names with the Corporate Owner Trustee, the Individual Owner Trustee, the Corporate Indenture Trustee, the Individual Indenture Trustee and me, said Notary, after reading of the whole.

WITNESSES TO ALL SIGNATURES: FLEET NATIONAL BANK OF CONNECTICUT, not in its individual capacity, except as expressly provided herein, but solely as Corporate Owner Trustee

____________________________________________________________________________
By:________________________________
Its:________________________________________________________________________


MICHAEL M. HOPKINS, not in his individual capacity, except as expressly provided herein, but solely as Individual Owner Trustee

___________________________________
Michael M. Hopkins


FIRST SECURITY BANK OF UTAH, NATIONAL ASSOCIATION, not in its individual capacity, except as expressly provided herein, but solely as Corporate Indenture Trustee

By:_____________________________________Its:_________________________________

                                    EXHD-3

VAL T. ORTON, not in his individual capacity, except as expressly provided herein, but solely as Individual Indenture Trustee

___________________________________
Val T. Orton



                       __________________________________
                                 NOTARY PUBLIC
                      In and for the County of New York,
                               State of New York

                      My commission expires:____________

                                    EXHD-4

                                                                       Exhibit E
                                                                    to Indenture
                                                                    ------------

                           RELEVANT DATE SUPPLEMENT

          BE IT KNOWN, that on the date hereinafter set forth, before me, the undersigned Notary Public, duly commissioned and qualified in and for the State of New York, and in the presence of the undersigned, competent witnesses, personally came and appeared: MOBIL G.B. 388 FINANCE INC., a Delaware corporation ("MGB"), FIRST SECURITY BANK OF UTAH, NATIONAL ASSOCIATION, a
              ---
national banking association, not in its individual capacity, except as expressly provided herein, but solely as Corporate Indenture Trustee (the "Corporate Indenture Trustee"), and VAL T. ORTON, an individual, not in his
 ---------------------------
individual capacity, except as expressly provided herein, but solely as Individual Indenture Trustee (the "Individual Indenture Trustee"; together with
                                   ----------------------------
the Corporate Indenture Trustee, the "Indenture Trustee") who each being duly
                                      -----------------
sworn, did declare and say as follows.

                             W I T N E S S E T H :
                             - - - - - - - - - -

     WHEREAS, terms used herein and not otherwise defined shall have the respective meanings assigned to them in the Indenture;

     WHEREAS, the Indenture was recorded in []; and

     WHEREAS, the Indenture provides for the execution and delivery of a supplement thereto substantially in the form of this Supplement, which supplement shall provide for certain matters relating to the assumption by MGB of the obligations of the Owner Trustee pursuant to Section 3.04 of the Indenture;

     NOW, THEREFORE, the parties hereto agree as follows:

     1.  Effective as of the date of this Supplement (the "Relevant Date"),
                                                           -------------
MGB assumes on a full recourse basis all of the obligations of the Owner Trustee under the Indenture and the Secured Notes and shall be entitled to all the rights and benefits of the Owner Trustee thereunder, in each case to the extent provided for in Exhibit C thereto, and the Owner Trustee is, effective upon the Relevant Date, released from all obligations and rights under the Indenture and the Secured Notes; provided, however, that any obligations or liabilities of the
                   --------  -------
Owner Trustee in its individual capacity incurred on or prior to the Relevant Date or arising out of or based upon events occurring on or prior to the Relevant Date, shall remain the responsibility of the Owner Trustee.

                                    EXHE-1

     2. MGB confirms and ratifies the security interest and Lien which the Owner Trustee granted to the Indenture Trustee pursuant to the Granting Clause of the Indenture in all of the Owner Trustee's right, title and interest in and to the Indenture Estate and MGB explicitly agrees that MGB is acquiring the Undivided Interest, and all property relating thereto, constituting a portion of the Indenture Estate, subject to such security interest and Lien, which shall remain in full force and effect until the Lien of the Indenture on the Undivided Interest is discharged in accordance with the terms thereof, and the Indenture Trustee acknowledges that the Lease and the obligations of MGB thereunder as the Lessee have been terminated, except as specifically provided for therein.

     2. MGB confirms and ratifies the security interest and Lien which the Owner Trustee granted to the Indenture Trustee pursuant to the Granting Clause of the Ship Mortgage in all of the Owner Trustee's right, title and interest in and to its undivided interest in the Platform and MGB explicitly agrees that MGB is acquiring the undivided interest in the Ship Mortgage, and all property relating thereto subject to the Lien of the Ship Mortgage, subject to such security interest and Lien, which shall remain in full force and effect until the Lien of the Ship Mortgage on such undivided interest in the Platform is discharged in accordance with the terms thereof, and the Indenture Trustee acknowledges that the Lease and the obligations of MGB thereunder as the Lessee have been terminated, except as specifically provided for therein.

     3. This Supplement shall be construed as supplemental to the Indenture and shall form a part thereof, and the Indenture is hereby incorporated by reference in this Supplement and is hereby ratified, approved and confirmed.

     4. This Supplement may be executed by MGB and the Indenture Trustee in separate counterparts, each of which, when so executed and delivered, shall be an original, but all such counterparts shall together constitute but one and the same instrument.

     5. This Supplement shall be governed by, and shall be construed in accordance with, the laws of the State of New York applicable to contracts made and to be performed entirely within such State, except to the extent that the laws of any other jurisdiction may be mandatorily applicable.

                                    EXHE-2

     THUS DONE AND PASSED on this ____ day of [], before me, the undersigned Notary Public, in and for the County of New York, State of New York, and in the presence of the undersigned competent witnesses, who have hereunto signed their names with MGB, the Corporate Indenture Trustee, the Individual Indenture Trustee and me, said Notary, after reading of the whole.

WITNESSES TO ALL SIGNATURES:                     MOBIL G.B. 388 FINANCE INC.

____________________________                     By:__________________________
                                                 Its:_________________________
____________________________

                                                 MICHAEL M. HOPKINS, not in his
                                                 individual capacity, except as
                                                 expressly provided herein, but
                                                 solely as Individual Owner
                                                 Trustee

                                                 ____________________________
                                                 Michael M. Hopkins


                                                 FIRST SECURITY BANK OF UTAH,
                                                 NATIONAL ASSOCIATION, not in
                                                 its individual capacity, except
                                                 as expressly provided herein,
                                                 but solely as Corporate
                                                 Indenture Trustee

                                                 By:_________________________
                                                 Its:________________________

                                    EXHE-3

                                                 VAL T. ORTON, not in his
                                                 individual capacity, except as
                                                 expressly provided herein, but
                                                 solely as Individual Indenture
                                                 Trustee

                                                 ____________________________
                                                 Val T. Orton


                                                 MOBIL G.B. 388 FINANCE INC.


                                                 By:_________________________
                                                 Its:________________________




                       _________________________________
                                 NOTARY PUBLIC
                      In and for the County of New York,
                               State of New York

                      My commission expires:____________

                                    EXHE-4

                                                                       Exhibit F
                                                                    to Indenture
                                                                    ------------


                           FORM OF RELEVANT GUARANTY

     THIS GUARANTY, dated as of ________ __, ____ (together with any amendments or supplements hereto, this "Guaranty"), by and among MOBIL
                                        --------
CORPORATION, a Delaware corporation (together with any successor permitted by
Section 4.1 hereof, the "Guarantor"), the Corporate Indenture Trustee, in both
                         ---------
its individual capacity and as Corporate Indenture Trustee, the Individual Indenture Trustee, in both his individual capacity and as Individual Indenture Trustee, and the Pass Through Trustee, in both its individual capacity and as Pass Through Trustee and as Loan Participants (collectively, together with their successors and permitted assigns, the "Beneficiaries" and, individually, a
                                       -------------
"Beneficiary").
- ------------

                             W I T N E S S E T H:
                             - - - - - - - - - -

     WHEREAS, Mobil G.B. 388 Finance Inc., a Delaware corporation, and wholly-owned subsidiary of the Guarantor (together with its successors and permitted assigns, ("Mobil G.B."), entered into that certain Participation Agreement dated
           ----------
as of December 12, 1995 (the "Participation Agreement"), among Mobil G.B., the
                              -----------------------
Owner Participant, Fleet National Bank of Connecticut, acting not in its individual capacity except as expressly set forth therein, but solely as Corporate Owner Trustee the ("Corporate Owner Trustee"), Michael M. Hopkins,
                              -----------------------
acting not in his individual capacity except as expressly set forth therein, but solely as Individual Owner Trustee (the "Individual Owner Trustee"), First
                                         ------------------------
Security Bank of Utah, National Association, acting not in its individual capacity except as expressly provided therein, but solely as Corporate Indenture Trustee (the "Corporate Indenture Trustee"), Val T. Orton, acting not in his
              ---------------------------
individual capacity except as expressly provided therein, but solely as Individual Indenture Trustee (the "Individual Indenture Trustee"), and First
                                   ----------------------------
Security Bank of Utah, National Association, acting not in its individual capacity except as expressly provided therein, but solely as Pass Through Trustee and Loan Participant; and

     WHEREAS, the Individual Owner Trustee, the Corporate Owner Trustee, the Individual Indenture Trustee and the Corporate Indenture Trustee entered into that certain Trust Indenture, Mortgage Assignment of Lease, and Security Agreement dated as of December 12, 1995 (the "Indenture"); and
                                              ---------

     WHEREAS, pursuant to Section 3.04 of the Indenture, Mobil G.B. has elected to assume all of the rights and obligations of the Individual Owner Trustee and the Corporate

                                    EXHF-1

Owner Trustee under the Indenture and in respect of the Secured Notes; and

     WHEREAS, it is a condition precedent to such assumption by Mobil G.B. that the Guarantor execute and deliver this Guaranty;

     NOW, THEREFORE, in consideration of the premises and of other good and valuable consideration, the Guarantor does hereby covenant and agree with the Beneficiaries from and after the date hereof as follows (capitalized terms used herein (including those used in the foregoing preamble and recitals) and not otherwise defined herein having the meanings ascribed to them in the Indenture):


                                  ARTICLE I.

                  REPRESENTATIONS AND WARRANTIES OF GUARANTOR

     Section 1.1.  Representations and Warranties of Guarantor.  The Guarantor
                   -------------------------------------------
hereby represents and warrants that:


     (1) The Guarantor is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware, has the corporate power and authority to carry on its business as presently conducted, to own or hold under lease its properties, and to enter into and perform its obligations under this Guaranty, and is duly qualified to do business in each jurisdiction in which it has operations or a principal office and where failure so to qualify could reasonably be expected to materially adversely affect its financial condition, business, operations, or its ability to perform any of its obligations under this Guaranty.

     (2) The execution, delivery and performance by the Guarantor of this Guaranty and the transactions contemplated hereby have been duly authorized by all necessary corporate action on the part of the Guarantor.

     (3) This Guaranty has been duly executed and delivered by the Guarantor and constitutes the legal, valid and binding obligation of the Guarantor enforceable against the Guarantor in accordance with the terms hereof, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, liquidation, moratorium or similar laws affecting creditors' or lessors' rights generally and by the application of general equitable principles which may limit the availability of certain remedies.

                                    EXHF-2

     (4) The execution and delivery by the Guarantor of this Guaranty do not and will not, and the performance by the Guarantor of its obligations hereunder do not and will not, (i) violate or be inconsistent with its charter documents or by-laws, (ii) contravene any Governmental Rule or Governmental Action applicable to it, (iii) contravene any provision of, or constitute a default under, any indenture, mortgage, contract or other instrument to which the Guarantor is a party or by which it or any of its properties are bound or (iv) result in or, require the creation or imposition of any Lien (other than Permitted Liens) upon any of its properties or assets.

     (5) No Governmental Action and no consent of any other Person (including, without limitation, any stockholder or creditor of the Guarantor) is required in connection with the execution, delivery or performance of this Guaranty.

     [(6) The Guarantor owns, directly or indirectly, 100% of the equity interest in the Lessee.]/*/


                                  ARTICLE II.

                           GUARANTEE OF OBLIGATIONS

     Section 2.1. Guarantee of Obligations.  (a)  The Guarantor hereby
                  ------------------------
guarantees to each of the Beneficiaries, as primary obligor and not as surety, the full and prompt payment by Mobil G.B. when due, whether at the stated payment date thereof, by acceleration or otherwise, of, and the faithful performance of and compliance with, all payment obligations of Mobil G.B. under
(i) the Trust Indenture, Mortgage, Assignment of Lease and Security Agreement dated as of December 12, 1995 among the Corporate Owner Trustee, the Individual Owner Trustee, the Corporate Indenture Trustee and the Individual Indenture Trustee, as such Trust Indenture, Mortgage, Assignment of Lease and Security Agreement has been (1) assumed by Mobil G.B. on the date hereof pursuant to the Supplement to the Indenture dated the date hereof among Mobil G.B., the Corporate Indenture Trustee and the Individual Indenture Trustee and (2) amended by the Relevant Amendment (such Trust Indenture, Mortgage, Assignment of Lease, and Security Agreement, the "Indenture") and (ii) the Secured Notes of Mobil
                             ---------
G.B. dated the date hereof issued under the Indenture (the "Mobil G.B. Secured
                                                            ------------------
Notes") owed to the Beneficiaries strictly in accordance with the terms thereof,
- -----
however created, arising or evidenced, whether direct or


     /*/ This representation does not have to be provided if it is not accurate as of the date of execution of the Relevant Guaranty.

                                    EXHF-3
indirect, primary or secondary, absolute or contingent, joint or several, and whether now or hereafter existing or due or to become due and the full, faithful and timely performance of, and compliance with, all other obligations of Mobil G.B. owed to the Beneficiaries thereunder strictly in accordance with the terms thereof, however created, arising or evidenced, whether direct or indirect, primary or secondary, absolute or contingent, joint or several, and whether now or hereafter existing or due or to become due (such payment and other obligations, the "Obligations"). Such guarantee is an absolute, unconditional,
                  -----------
irrevocable, present and continuing guarantee of payment and performance and not of collectability.

     (b) If for any reason any Obligation to be performed or observed by Mobil G.B. (whether affirmative or negative in character) shall not be observed or performed strictly in accordance with the terms thereof, the Guarantor shall, no later than 15 Business Days following receipt of written notice by the relevant Beneficiary of such non-observance, non-performance or nonpayment, and not less than 5 Business Days following receipt of notice in the case of non-payment of principal of, Make-Whole Amount, or interest on any Secured Note, perform or observe or cause to be performed or observed each such Obligation and shall pay such amount at the place and to the Person or entity entitled thereto pursuant to the Indenture or the Mobil G.B. Secured Notes, as the case may be, regardless of whether or not any Beneficiary or anyone on behalf of any of them shall have instituted any suit, action or proceeding or exhausted its remedies or taken any steps to enforce any rights against Mobil G.B. or any other Person or entity to compel any such performance or to collect all or any part of such amount pursuant to the provisions of the Indenture or the Mobil G.B. Secured Notes, as the case may be, or at law or in equity, or otherwise, and regardless of any other condition or contingency.

     Section 2.2. Nature of Guarantee.  The obligations, covenants, agreements
                  -------------------
and duties of the Guarantor shall remain in full force and effect until the Obligations are finally, indefeasibly and unconditionally paid and performed in full in accordance with the terms of the Indenture or the Mobil G.B. Secured Notes, as the case may be, and, to the maximum extent permitted by law, shall in no way be affected or impaired by reason of the happening from time to time of any other event, including, without limitation, the following, whether or not any such event shall have occurred without notice to or the consent of the
Guarantor:

          (a) the waiver, compromise, settlement, termination or other release of the performance or observance by the Guarantor or Mobil G.B. of any or all of their respective agreements, covenants, terms or conditions contained in this Guaranty (other than

                                    EXHF-4

     Section 2.1 hereof), the Indenture or the Mobil G.B. Secured Notes;

          (b) any failure, omission, delay or lack on the part of the Beneficiaries to enforce, assert or exercise any right, power or remedy conferred on the Beneficiaries in the Indenture, the Mobil G.B. Secured Notes or this Guaranty, or the inability of the Beneficiaries to enforce any provision of the Indenture, the Mobil G.B. Secured Notes or this Guaranty for any reason, or any other act or omission on the part of the Beneficiaries;

          (c) the transfer, assignment or mortgaging, or the purported transfer, assignment or mortgaging, of all or any part of the interest of Mobil G.B. in the Undivided Interest or the Production System or the invalidity, unenforceability or termination of the Indenture, or the Mobil G.B. Secured Notes or any defect in the title of the Production System or any part thereof or any loss of possession, use or operational control of the Production System or any part thereof by Mobil G.B.;

          (d) the modification or amendment (whether material or otherwise) of any obligation, covenant or agreement set forth in the Indenture or the Mobil G.B. Secured Notes;

          (e) the voluntary or involuntary liquidation, dissolution, sale of all or substantially all of the assets, marshalling of assets and liabilities, receivership, conservatorship, insolvency, bankruptcy, assignment for the benefit of creditors, reorganization, arrangement, composition or readjustment of, or other similar proceedings affecting Mobil G.B. or any of its assets or any allegation or contest of the validity of this Guaranty, the Indenture or the Mobil G.B. Secured Notes in any such proceeding;

          (f) the surrender or impairment of any security for the performance or observance of any of the Obligations;

          (g) any failure of the Guarantor or Mobil G.B. to perform and observe any agreement or covenant, or to discharge any duty or obligation, arising out of or connected with this Guaranty, the Indenture or the Mobil G.B. Secured Notes or the occurrence or pendency of any Indenture Default or Indenture Event of Default or any proceedings or actions as a result of, or attendant upon, such Indenture Default or Indenture Event of Default;

                                    EXHF-5

          (h) the inability of the Guarantor, the Beneficiaries or Mobil G.B. to enforce any provision of this Guaranty, the Indenture or the Mobil G.B. Secured Notes for any reason;

          (i) the failure to give notice to the Guarantor or Mobil G.B. of the occurrence of an event of default under the terms and provisions of the Indenture or the Mobil G.B. Secured Notes;

          (j) the disposition by the Guarantor of any or all of its interest in any capital stock of Mobil G.B. or any change, restructuring or termination of the corporate structure, ownership or existence of Mobil G.B.;

          (k) any set-off, counterclaim, reduction, or diminution of any Obligation, or any defense of any kind or nature whatsoever (other than performance) which the Guarantor or Mobil G.B. may have or assert against the Beneficiaries; or

          (l) any other circumstance (other than performance) that might otherwise constitute a legal or equitable defense or discharge of a guarantor or surety with respect to any Obligation.


     Section 2.3. Waivers by Guarantor.  The Guarantor waives notice of the
                  --------------------
acceptance of and reliance on this Guaranty by the Beneficiaries, and the Guarantor also waives presentment, demand for payment, protest and notice of nonpayment or dishonor and all other notices and demands whatsoever, except that the Guarantor does not waive the notices provided for in Section 2.1(b) hereof. The Guarantor further waives any right it may have to (a) require the Beneficiaries to proceed against Mobil G.B., (b) require the Beneficiaries to proceed against or exhaust any security granted by Mobil G.B. or (c) require the Beneficiaries to pursue any other remedy within the power of the Beneficiaries, and the Guarantor agrees that all of its obligations under this Guaranty are independent of the Obligations and that a separate action may be brought against the Guarantor whether or not an action is commenced against Mobil G.B. under the Indenture or the Mobil G.B. Secured Notes.

     Section 2.4. Subrogation of Guarantor; Subordination.  Notwithstanding
                  ---------------------------------------
any payment or payments made by the Guarantor, the Guarantor shall not be subrogated to any rights of the Beneficiaries against Mobil G.B. until all of the Obligations then due shall have been finally, indefeasibly and unconditionally paid and performed in full. Any claim of the Guarantor against Mobil G.B. arising from payments made by

                                    EXHF-6
the Guarantor by reason of this Guaranty shall be in all respects subordinated to the final, indefeasible, unconditional, full and complete payment or discharge of all of the Obligations guaranteed hereby, and no payment by the Guarantor shall give rise to any claim of the Guarantor against the Beneficiaries.

     Section 2.5. Reinstatement.  This Guaranty shall continue to be
                  -------------
effective, or be automatically reinstated, as the case may be, if at any time payment, or any part thereof, made by or on behalf of Mobil G.B. of any of the Obligations is rescinded or must otherwise be restored or returned by any Beneficiary for any reason whatsoever, whether upon the insolvency, bankruptcy, dissolution, liquidation or reorganization of Mobil G.B., or upon or as a result of the appointment of a receiver, intervenor or conservator of, or trustee or similar officer for, Mobil G.B. or any substantial part of its property, or otherwise, all as though such payments had not been made.

     Section 2.6. Place and Manner of Payments.  All payments to be made by
                  ----------------------------
the Guarantor under this Guaranty to a Beneficiary shall be paid to such Beneficiary at the address provided for in Schedule 1 of the Participation Agreement or, if no address, at the address and to the account specified in the notice demanding payment by the Guarantor. The Guarantor agrees that it will make all payments due hereunder by wire transfer at or before 12 Noon, New York time, on the date due in immediately available funds to the party to which such payment is to be made.


                                 ARTICLE III.

                             DEFAULT AND REMEDIES

     Section 3.1. Enforcement Provisions.  The Beneficiaries shall have the
                  ----------------------
right, power and authority to do all things, including instituting or appearing in any suit or proceeding, not inconsistent with the express provisions of the Indenture, the Mobil G.B. Secured Notes or this Guaranty, which they may deem necessary or advisable to enforce the provisions of this Guaranty and protect the interests of the Beneficiaries. Each and every default in the payment or performance of the Obligations shall give rise to a separate cause of action hereunder, and separate suits may be brought hereunder as each cause of action arises.

     Section 3.2. No Remedy Exclusive.  No remedy conferred upon or reserved
                  -------------------
to the Beneficiaries herein or in the Indenture or the Mobil G.B. Secured Notes is intended to be exclusive of any other available remedy or remedies, but each and every such remedy shall be cumulative and shall be in

                                    EXHF-7
addition to every other remedy given under this Guaranty or now or hereafter existing at law or in equity.

     Section 3.3. Right to Proceed Against Guarantor.  In the event of a
                  ----------------------------------
default in any payment or performance of any Obligation when and as the same shall become due, whether at the stated maturity thereof, by acceleration or otherwise, the Beneficiaries may proceed to enforce their respective rights hereunder and the Beneficiaries shall have the right to proceed first and directly against the Guarantor under this Guaranty without proceeding against any other Person or exhausting any other remedies which they may have and without resorting to any collateral security relating thereto.

     Section 3.4. Guarantor to Pay Costs of Enforcement.  The Guarantor agrees
                  -------------------------------------
to pay all costs, expenses and fees, including, without limitation, all reasonable attorneys' fees, which may be incurred by the Beneficiaries in enforcing or attempting to enforce this Guaranty or protecting the rights of the Beneficiaries hereunder following any default on the part of the Guarantor hereunder, whether the same shall be enforced by suit or otherwise.

     Section 3.5. No Waiver of Rights.  No delay in exercising or omission to
                  -------------------
exercise any right or power accruing upon any default, omission or failure of performance hereunder shall impair any such right or power or shall be construed to be a waiver thereof, but any such right and power may be exercised from time to time and as often as may be deemed expedient.


                                  ARTICLE IV.

                            COVENANTS OF GUARANTOR

     Section 4.1. Maintenance of Corporate Existence.  So long as any of the
                  ----------------------------------
Obligations remain outstanding or any amounts due and owing by Mobil G.B. with respect thereto remain unpaid, the Guarantor will maintain its corporate existence and will not merge or consolidate with any other corporation nor dissolve or otherwise sell or dispose of all or substantially all of its assets as an entirety, unless the successor or transferee corporation (if other than the Guarantor) (a) shall expressly and unconditionally assume, in a written instrument delivered to the Corporate Indenture Trustee, the punctual performance and observance of all covenants, conditions and obligations of this Guaranty to be performed by the Guarantor, and (b) shall not, immediately after such merger, consolidation, sale or disposition, be in default in the performance of any covenant, condition or obligation of the Guarantor pursuant to this Guaranty.

                                    EXHF-8

     Section 4.2. Financial Statements.  The Guarantor shall provide to the
                  --------------------
Corporate Indenture Trustee, promptly upon its becoming available, a copy of each annual report and any amendment to an annual report, filed by the Guarantor with the Securities and Exchange Commission (the "SEC") or any successor agency pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934 (currently Form 10-K), as the same may be amended from time to time, and all financial statement reports, notices, proxy statements or other documents that are sent or made generally available by the Guarantor to holders of its registered securities and all regular and periodic reports filed by the Guarantor with the SEC except for reports on SEC Forms 3, 4 or 5.


                                  ARTICLE V.

                                    GENERAL

     Section 5.1. Benefitted Parties.  This Guaranty is entered into by the
                  ------------------
Guarantor for the benefit of the Beneficiaries in accordance with the provisions of this Guaranty, the Indenture and the Mobil G.B. Secured Notes. This Guaranty shall not be deemed to create any right in, or to be in whole or in part for the benefit of, any person other than the Beneficiaries and the Guarantor and their respective permitted successors and assigns. The Guarantor may not assign any of its rights or obligations hereunder except in accordance with Section 4.1 hereof.

     Section 5.2. Interpretations.  The article and section headings of this
                  ---------------
Guaranty are for reference purposes only and shall not affect its interpretation in any respect.

     Section 5.3. Entire Agreement; Counterparts; Amendments; Governing Law;
                  ----------------------------------------------------------
Etc.  This Guaranty (a) constitutes the entire agreement, and supersedes all
- ---
prior agreements and understandings, both written and oral, between the parties with respect to the subject matter hereof; (b) may be executed in several counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument; (c) may be modified only by an instrument in writing signed by the duly authorized representatives of the parties hereto; and (d) shall be governed in all respects, including validity, interpretation and effect by, and shall be enforceable in accordance with, the laws of the State of New York. This Guaranty shall terminate when the Obligations have been fully, indefeasibly and unconditionally paid and performed in full.

       If any provision of this Guaranty shall be held to be invalid by any court of competent jurisdiction, the invalidity of such provisions shall not affect any of the remaining provisions, and any such invalidity in any jurisdiction shall

                                    EXHF-9
not invalidate or render unenforceable such provision in any other jurisdiction. To the extent permitted by applicable law, the parties hereto hereby waive any provision thereof that renders any term or provision hereof invalid or unenforceable in any respect.

     Section 5.4. Further Assurances.  The Guarantor will execute and deliver
                  ------------------
all such instruments and take all such actions as the Beneficiaries may from time to time reasonably request in order fully to effectuate the purposes of this Guaranty.

     Section 5.5. Notices.  All notices and other communications in respect of
                  -------
this Guaranty to the Guarantor or the Beneficiaries shall be given as provided in the applicable provisions of the Participation Agreement.

     Section 5.6. Consent to Jurisdiction.  Any legal suit, action or
                  -----------------------
proceeding arising out of or relating to this Guaranty or any transaction contemplated hereby may be instituted in any state or Federal court in the County of New York and State of New York, and the Guarantor waives any objection which it may now or hereafter have to the laying of the venue of any such suit, action or proceeding, and irrevocably submits to the jurisdiction of any such court in any such suit, action or proceeding.

     IN WITNESS WHEREOF, the Guarantor has caused this Guarantee Agreement to be executed in its name and behalf and its corporate seal to be affixed hereto and attested by its duly authorized officers, and the Beneficiaries have accepted the same, as of the date first above written.


                                    MOBIL CORPORATION


                                    By:__________________
                                       Name:
                                       Title:

                                    ACCEPTED:

                                    FIRST SECURITY BANK OF UTAH, NATIONAL
                                    ASSOCIATION, in its individual capacity and as Corporate Indenture Trustee


                                    By:__________________
                                       Name:
                                       Title:

                                    EXHF-10

                                    VAL T. ORTON,
                                    in his individual capacity and as Individual
                                    Indenture Trustee

                                    By:__________________
                                       Name:
                                       Title:


                                    Pass Through Trustee,
                                    in his individual capacity and as Pass
                                    Through Trustee and as Loan Participant

                                    By:__________________
                                       Name:
                                       Title:

                                    EXHF-11